UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

Ivy Variable Insurance Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

VARIABLE INSURANCE PORTFOLIOS	Annual Report DECEMBER 31, 2017

Ivy Variable Insurance Portfolios

Pathfinder Aggressive		Class II
Pathfinder Conservative		Class II
Pathfinder Moderate		Class II
Pathfinder Moderately Aggressive		Class II
Pathfinder Moderately Conservative		Class II
Pathfinder Moderate — Managed Volatility		Class II
Pathfinder Moderately Aggressive — Managed Volatility		Class II
Pathfinder Moderately Conservative — Managed Volatility		Class II
Advantus Real Estate Securities		Class II
Asset Strategy	Class I	Class II
Balanced		Class II
Bond		Class II
Core Equity		Class II
Dividend Opportunities		Class II
Energy	Class I	Class II
Global Bond		Class II
Global Growth		Class II
Government Money Market		Class II
Growth		Class II
High Income	Class I	Class II
International Core Equity		Class II
Limited-Term Bond		Class II
Micro Cap Growth	Class I	Class II
Mid Cap Growth	Class I	Class II
Natural Resources		Class II
Science and Technology	Class I	Class II
Small Cap Core		Class II
Small Cap Growth		Class II
Value		Class II

CONTENTS	IVY VIP

2	ANNUAL REPORT	2017

PRESIDENT’S LETTER	IVY VIP

DECEMBER 31, 2017 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Over the past 12 months, the stock market rose despite ongoing uncertainty about global economic growth, interest rates, oil prices and the surprising result of the U.S. presidential election. See the table for a fiscal year-over-year comparison of some common market metrics.

Many investors may be unsettled by continued dissension in Washington — including debate about a range of issues from trade to the budget, immigration and health care — which could cause volatility in the markets. Nonetheless, we’ve seen an extended rise and record highs in common stock indexes. While we remain aware of risks, we believe it is important to stay focused on the fundamentals and merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

By the end of your portfolios’ fiscal period, the U.S. economy remained fundamentally sound, supported primarily by the U.S. consumer, who is benefitting from relatively low energy prices, lower inflation in general and an improved labor market. Both consumers and corporations are anticipating the benefits of new tax reform legislation introduced in late 2017. Overall, the global economy has improved during the fiscal year. In particular, economic growth in the eurozone has accelerated, benefitting from policy stimulus and improving external demand. The improved economic outlook has caused the European Central Bank to consider adjusting its policies, although a timeline for any changes isn’t clear.

The U.S. Federal Reserve (Fed) has hiked interest rates five times since late 2015, including three times in 2017. We think the Fed will raise rates three more times in 2018. The Fed also recently began reducing its balance sheet by allowing maturing Treasury and mortgage-backed securities to roll off. We think most financial markets already are pricing the drawdown into their projections and do not expect major volatility as a result of the Fed’s actions. We believe job growth and inflation will be the most important determinants in the direction of long-term central bank policy.

Expanding valuations and corporate earnings growth were key drivers to the equity market advance in 2017. We believe continued earnings growth will need to carry more of the burden going forward. We see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	12/31/17	12/31/16
S&P 500 Index	2,673.61	2,238.83
MSCI EAFE Index	2,050.79	1,684.00
10-Year Treasury Yield	2.40%	2.45%
U.S. unemployment rate	4.1%	4.7%
30-year fixed mortgage rate	3.99%	4.32%
Oil price per barrel	$60.42	$53.72

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2017	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Ivy VIP Portfolios, the Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative Portfolios (collectively, the “Pathfinder Portfolios”) and the Pathfinder Moderate — Managed Volatility, Pathfinder Moderately Aggressive — Managed Volatility and Pathfinder Moderately Conservative — Managed Volatility Portfolios (collectively, the “Managed Volatility Portfolios”) will indirectly bear their pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the Pathfinder Portfolios or Managed Volatility Portfolios annualized expense ratios or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2017.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses for each share class. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses for each share class based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 to the Financial Statements for further information.

4	ANNUAL REPORT	2017

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 6-30-17	Ending Account Value 12-31-17	Expenses Paid During Period*	Beginning Account Value 6-30-17	Ending Account Value 12-31-17	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Pathfinder Aggressive
Class II	$1,000	$1,087.30	$0.42	$1,000	$1,024.85	$0.40	0.07%
Pathfinder Conservative
Class II	$1,000	$1,049.10	$0.31	$1,000	$1,024.90	$0.30	0.06%
Pathfinder Moderate
Class II	$1,000	$1,066.70	$0.21	$1,000	$1,025.05	$0.20	0.03%
Pathfinder Moderately Aggressive
Class II	$1,000	$1,074.90	$0.21	$1,000	$1,025.05	$0.20	0.03%
Pathfinder Moderately Conservative
Class II	$1,000	$1,058.40	$0.21	$1,000	$1,024.98	$0.20	0.05%
Pathfinder Moderate — Managed Volatility
Class II	$1,000	$1,063.40	$1.24	$1,000	$1,024.05	$1.21	0.23%
Pathfinder Moderately Aggressive — Managed Volatility
Class II	$1,000	$1,071.00	$1.45	$1,000	$1,023.85	$1.42	0.27%
Pathfinder Moderately Conservative — Managed Volatility
Class II	$1,000	$1,054.60	$1.44	$1,000	$1,023.83	$1.42	0.27%
Advantus Real Estate Securities
Class II	$1,000	$1,022.70	$6.27	$1,000	$1,019.04	$6.26	1.22%
Asset Strategy
Class I	$1,000	$1,094.40	$3.98	$1,000	$1,021.41	$3.84	0.75%
Class II	$1,000	$1,093.10	$5.34	$1,000	$1,020.15	$5.15	1.00%
Balanced
Class II	$1,000	$1,052.50	$5.23	$1,000	$1,020.12	$5.15	1.01%
Bond
Class II	$1,000	$1,012.30	$3.92	$1,000	$1,021.31	$3.94	0.77%
Core Equity
Class II	$1,000	$1,136.10	$5.13	$1,000	$1,020.39	$4.85	0.95%
Dividend Opportunities
Class II	$1,000	$1,087.30	$5.22	$1,000	$1,020.19	$5.05	1.00%
Energy
Class I	$1,000	$1,147.60	$5.05	$1,000	$1,020.50	$4.75	0.93%
Class II	$1,000	$1,146.20	$6.44	$1,000	$1,019.24	$6.06	1.18%
Global Bond
Class II	$1,000	$1,020.30	$2.42	$1,000	$1,022.82	$2.43	0.47%
Global Growth
Class II	$1,000	$1,107.20	$6.01	$1,000	$1,019.50	$5.76	1.13%

2017	ANNUAL REPORT	5

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 6-30-17	Ending Account Value 12-31-17	Expenses Paid During Period*	Beginning Account Value 6-30-17	Ending Account Value 12-31-17	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Government Money Market
Class II	$1,000	$1,003.80	$2.10	$1,000	$1,023.11	$2.12	0.42%
Growth
Class II	$1,000	$1,143.90	$5.36	$1,000	$1,020.21	$5.05	0.99%
High Income
Class I	$1,000	$1,023.80	$3.34	$1,000	$1,021.89	$3.34	0.66%
Class II	$1,000	$1,022.20	$4.65	$1,000	$1,020.63	$4.65	0.91%
International Core Equity
Class II	$1,000	$1,077.20	$6.02	$1,000	$1,019.39	$5.86	1.15%
Limited-Term Bond
Class II	$1,000	$1,002.30	$4.00	$1,000	$1,021.20	$4.04	0.80%
Micro Cap Growth
Class I	$1,000	$1,020.30	$5.35	$1,000	$1,019.86	$5.35	1.06%
Class II	$1,000	$1,019.00	$6.66	$1,000	$1,018.61	$6.66	1.31%
Mid Cap Growth
Class I	$1,000	$1,126.30	$4.57	$1,000	$1,020.92	$4.34	0.85%
Class II	$1,000	$1,124.90	$5.84	$1,000	$1,019.66	$5.55	1.10%
Natural Resources
Class II	$1,000	$1,142.20	$7.39	$1,000	$1,018.32	$6.96	1.37%
Science and Technology
Class I	$1,000	$1,139.40	$4.81	$1,000	$1,020.67	$4.55	0.90%
Class II	$1,000	$1,137.90	$6.20	$1,000	$1,019.41	$5.86	1.15%
Small Cap Core
Class II	$1,000	$1,083.80	$6.04	$1,000	$1,019.41	$5.86	1.15%
Small Cap Growth
Class II	$1,000	$1,094.10	$6.07	$1,000	$1,019.45	$5.86	1.14%
Value
Class II	$1,000	$1,057.70	$5.25	$1,000	$1,020.15	$5.15	1.00%

*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2017, and divided by 365.

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustrations are based on ongoing costs only.

6	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	PATHFINDER PORTFOLIOS

(UNAUDITED)

Chace Brundige

Cynthia P. Prince-Fox

Aaron Young

Below, Cynthia Prince-Fox, F. Chace Brundige, CFA, and Aaron Young, portfolio managers of each of the five Ivy VIP Pathfinder Portfolios and the three Ivy VIP Pathfinder Managed Volatility Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Ms. Prince-Fox, who has 34 years of industry experience, and Mr. Brundige, who has 24 years of industry experience, have managed each VIP Pathfinder Portfolio and VIP Pathfinder Managed Volatility Portfolio since June 2016. Mr. Young, who has 12 years of industry experience, joined the team as a co-portfolio manager in October 2016. Since the Ivy VIP Pathfinder Managed Volatility Portfolios’ inception, Advantus Capital Management, Inc., has served as the subadvisor for the volatility management strategy through portfolio managers David Kuplic, CFA, FRM and Craig Stapleton, CFA. Effective December 1, 2017, Merlin Erickson and Jeremy Gogos, Ph.D., CFA, were added as portfolio managers and Mr. Kuplic no longer was a portfolio manager. Mr. Kuplic has 34 years of industry experience, Mr. Stapleton has 15 years, Mr. Erickson has 25 years and Dr. Gogos has five years.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Pathfinder Aggressive	19.83%
(Class II shares at net asset value)
Ivy VIP Pathfinder Conservative	10.51%
(Class II shares at net asset value)
Ivy VIP Pathfinder Moderate	14.70%
(Class II shares at net asset value)
Ivy VIP Pathfinder Moderately Aggressive	16.72%
(Class II shares at net asset value)
Ivy VIP Pathfinder Moderately Conservative	12.77%
(Class II shares at net asset value)
Ivy VIP Pathfinder Moderate — Managed Volatility	13.80%
(Class II shares at net asset value)
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	15.70%
(Class II shares at net asset value)
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	11.84%
(Class II shares at net asset value)
Benchmarks For the 12 Months Ended December 31, 2017
S&P 500 Index	21.83%
(generally reflects the performance of large-capitalization U.S. stocks)
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index	0.81%
(generally reflects the performance of investment-grade Treasury bills, representing cash)

Past performance is not a guarantee of future results. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, each Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Economic growth drives markets

Both the Pathfinder Portfolios and markets generally had positive returns in 2017, driven by sustained positive global economic growth which resulted in strong corporate earnings. The economic cycle expanded abroad and global equity markets, led by emerging markets, outperformed the robust returns of the U.S. equity market. The U.S. dollar weakened significantly, giving way to a global bull market.

Central banks remained measured in their tightening responses to this accelerating growth as inflation data improved but remained contained. Interest rates rose but monetary policy did not become significantly tighter, while the U.S. Federal Reserve’s program of balance sheet normalization began uneventfully.

2017	ANNUAL REPORT	7

Worries about political risk — especially related to eurozone stability following the U.K.’s decision in 2016 to “Brexit,” or leave the European Union, and the election results in France in the second quarter of 2017 — ultimately proved to be unwarranted. Credit conditions remained very supportive of risk assets and geopolitical risks were contained.

Returns in bond markets were mixed. Credit markets provided moderate but still positive returns. Long-dated U.S. Treasuries rallied, with the Treasury 30-year bond yield finishing the fiscal year approximately 30 basis points (bps) lower. The 10-year Treasury yield was essentially unchanged for the fiscal year while shorter-dated maturities had higher yields and correspondingly lower returns. For example, the 2-year Treasury yield increased about 70 bps.

Given the policy stimulus measures taken by global central banks following the deflationary pressures of the global financial crisis, many argue that global sovereign debt yields remain artificially depressed. However, a yield curve that inverts — with shorter maturity yields above those of longer-maturity securities — often has been a harbinger of recession. We will closely watch this relationship in the coming year in case it may signal that policy tightening is threatening economic growth.

Positive returns highlight year

Each Pathfinder Portfolio completed the fiscal year with a double-digit positive return. The Portfolios overall trailed the strong performance of the all-equities benchmark index, but significantly outperformed the bond and Treasury bill benchmark indexes.

Over the course of the fiscal year, the Pathfinder Portfolios generally moved toward a more balanced allocation, reducing the anticipated total risk and tracking error of each Portfolio relative to its benchmarks. This reallocation took the form of gradually lowering exposure to the underlying equity and money markets portfolios and reallocating to fixed income portfolios.

Specifically, we reduced exposure in all Pathfinder Portfolios to Ivy VIP Government Money Market to pursue an increase in income by reallocating primarily to Ivy VIP Limited Term Bond and Ivy VIP Bond, seeking to take advantage of higher interest rates and add potential diversification. The Pathfinder Portfolios previously had been underweight the fixed income asset class but finished the fiscal year at the mid-point of the respective investible ranges.

The Pathfinder Portfolios had benefitted from the overweight to U.S. equities and, over the course of the year, we reduced that overweight allocation and moderately shifted the mix of equity away from small- and mid-capitalization and growth styles toward larger capitalization and more core and value styles. The resulting allocation is at the mid-point of the investible allocation range to U.S. equities and has a more neutral style bias, although the bias remains to growth.

Assets reallocated out of U.S. equities were reinvested into Ivy VIP Bond, Ivy VIP High Income and Ivy VIP International Core Equity. The allocation to Ivy VIP High Income provides some positive yield in an asset class that resembles a lower volatility equity proxy. The reallocation to Ivy VIP International Core Equity reflected our continued expectations for international markets to fare well in 2018 and brought the Pathfinder Portfolios up to the midpoint of the investible range to International Equity. These moves also reduced the Pathfinder Portfolios’ estimated total risk and tracking error relative to their benchmarks.

2018 Outlook

We believe the fundamental outlook for 2018 is optimistic. We think labor markets will continue tightening, which is likely to lead to higher wages and inflation. Unemployment rates are at or below previous record lows in a number of countries. This is a broad-based phenomenon, even in the eurozone where employment had previously been led lower primarily by Germany. In Japan, we think inflation will rise on the back of a weaker yen and an output gap that has closed. Also, Japan’s prime minister has explicitly called on companies to increase wages by 3% and may propose further tax incentives to push companies to increase wages and capex.

Global capex has improved and we think it is likely to continue accelerating in 2018. In the U.S., we think that the companies that stand to benefit the most from tax reform also tend to exhibit large capex spending and therefore should have more dollars available to invest and should be able to fully expense that investment in the first year.

We think the backdrop for emerging markets also will be positive in 2018. While China’s growth faces headwinds, the economic deflationary impulse from there should slow as focus shifts to cutting capacity and enacting environmental policies. Growth in India is likely to accelerate, benefiting both from lapsing demonetization policy shocks and the potential for increased government spending, which typically accelerates into general elections. Broadly speaking, we think other emerging markets will have strong export volumes to developed market customers and continued recovery in domestic demand.

8	ANNUAL REPORT	2017

With growth and inflation accelerating globally, we think global central bank balance sheets will peak in mid-2018. Therefore, our view is that central bank policy decisions will be a major focus of markets in the second half of 2018, with both the Bank of Japan and the European Central Bank expected to make important decisions at that time. We have a balanced outlook for currencies, as relative rates of positive growth and inflation data will be weighed against changes in deficits, fiscal and trade policies.

On balance, all of these factors suggest to us that global economic growth and wages will remain solid in 2018, which should continue to buoy inflation, interest rates and, ultimately, asset prices. While we anticipate that returns are not likely to be as robust as in 2017, the fundamental backdrop appears to remain quite positive and will continue to be monitored vis-à-vis tightening monetary policy, credit conditions and valuations as the year progresses.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment.

The ability of each Portfolio to meet its investment objective depends both on the allocation of its assets among the Underlying Funds and the ability of those funds to meet their respective investment objectives. Each Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, each Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolios are weighted toward Underlying Funds that invest in stocks, both U.S. and foreign, including mid cap and small cap stocks, as well as bonds and short-term instruments, the Portfolios are more subject to the risks associated with those investments.

Advantus Capital may be unsuccessful in managing volatility, and there is a risk that the Ivy VIP Managed Volatility Portfolios may experience a high level of volatility in their returns. The Portfolios’ holdings are subject to price volatility, and the Portfolios may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolios will achieve their goal of managing the volatility of their equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolios will deliver competitive returns. Additionally, even if successful, the Portfolios’ management of volatility may also generally result in the Portfolios’ NAV increasing to a lesser degree than the markets (for example, in a rising market with relatively high volatility) or decreasing to a greater degree than the market (for example, in a declining market with relatively low volatility). The Portfolios’ managed volatility strategy may expose the Portfolios to losses (some of which may be sudden) to which it would not have otherwise been exposed if invested only in Underlying Funds. Additionally, the derivatives used by Advantus Capital to hedge the value of the Portfolios are not identical to the Underlying Funds, and as a result, the Portfolios’ investment in derivatives may decline in value at the same time as the Portfolios’ investment in Underlying Funds. Advantus Capital does not intend to attempt to manage the volatility of the Portfolios’ fixed-income returns. It is possible that the fixed-income portion of the Portfolios, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolios.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Ivy VIP Pathfinder Portfolio or Ivy VIP Pathfinder Managed Volatility Portfolio.

2017	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	PATHFINDER PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Pathfinder Aggressive – Asset Allocation

Ivy VIP Growth, Class II	19.5%
Ivy VIP International Core Equity, Class II	17.8%
Ivy VIP Global Growth, Class II	11.7%
Ivy VIP Value, Class II	10.2%
Ivy VIP Mid Cap Growth, Class I	8.4%
Ivy VIP Bond, Class II	7.8%
Ivy VIP Small Cap Core, Class II	7.5%
Ivy VIP Small Cap Growth, Class II	7.4%
Ivy VIP Limited-Term Bond, Class II	4.6%
Ivy VIP High Income, Class I	2.2%
Ivy VIP Dividend Opportunities, Class II	1.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Pathfinder Conservative – Asset Allocation

Ivy VIP Government Money Market, Class II	19.7%
Ivy VIP Limited-Term Bond, Class II	18.7%
Ivy VIP Bond, Class II	14.5%
Ivy VIP Growth, Class II	12.8%
Ivy VIP Dividend Opportunities, Class II	10.1%
Ivy VIP International Core Equity, Class II	6.0%
Ivy VIP Value, Class II	4.6%
Ivy VIP Global Growth, Class II	4.0%
Ivy VIP Small Cap Growth, Class II	2.5%
Ivy VIP Small Cap Core, Class II	2.5%
Ivy VIP Mid Cap Growth, Class I	2.5%
Ivy VIP High Income, Class I	1.2%
Liabilities, Net of Cash and Other Assets, and Cash Equivalents+	0.9%

Pathfinder Moderate – Asset Allocation

Ivy VIP Dividend Opportunities, Class II	15.2%
Ivy VIP Limited-Term Bond, Class II	13.8%
Ivy VIP International Core Equity, Class II	12.0%
Ivy VIP Growth, Class II	11.9%
Ivy VIP Government Money Market, Class II	9.9%
Ivy VIP Bond, Class II	9.2%
Ivy VIP Global Growth, Class II	7.9%
Ivy VIP Value, Class II	6.2%
Ivy VIP Small Cap Growth, Class II	4.0%
Ivy VIP Small Cap Core, Class II	4.0%
Ivy VIP Mid Cap Growth, Class I	4.0%
Ivy VIP High Income, Class I	1.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.1%

Pathfinder Moderately Aggressive – Asset Allocation

Ivy VIP Dividend Opportunities, Class II	15.2%
Ivy VIP International Core Equity, Class II	15.0%
Ivy VIP Growth, Class II	14.4%
Ivy VIP Global Growth, Class II	9.9%
Ivy VIP Limited-Term Bond, Class II	9.6%
Ivy VIP Bond, Class II	8.2%
Ivy VIP Value, Class II	7.2%
Ivy VIP Government Money Market, Class II	4.9%
Ivy VIP Small Cap Growth, Class II	4.5%
Ivy VIP Small Cap Core, Class II	4.5%
Ivy VIP Mid Cap Growth, Class I	4.5%
Ivy VIP High Income, Class I	2.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.1%

Pathfinder Moderately Conservative – Asset Allocation

Ivy VIP Limited-Term Bond, Class II	16.3%
Ivy VIP Government Money Market, Class II	14.8%
Ivy VIP Growth, Class II	13.9%
Ivy VIP Bond, Class II	11.8%
Ivy VIP Dividend Opportunities, Class II	10.2%
Ivy VIP International Core Equity, Class II	9.0%
Ivy VIP Global Growth, Class II	5.9%
Ivy VIP Value, Class II	5.7%
Ivy VIP Small Cap Growth, Class II	3.5%
Ivy VIP Small Cap Core, Class II	3.5%
Ivy VIP Mid Cap Growth, Class I	3.5%
Ivy VIP High Income, Class I	1.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

10	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	PATHFINDER PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Pathfinder Moderate – Managed Volatility – Asset Allocation

Ivy VIP Dividend Opportunities, Class II	14.8%
Ivy VIP Limited-Term Bond, Class II	13.4%
Ivy VIP International Core Equity, Class II	11.7%
Ivy VIP Growth, Class II	11.5%
Ivy VIP Government Money Market, Class II	9.6%
Ivy VIP Bond, Class II	8.9%
Ivy VIP Global Growth, Class II	7.7%
Ivy VIP Value, Class II	6.0%
Ivy VIP Small Cap Growth, Class II	3.9%
Ivy VIP Small Cap Core, Class II	3.9%
Ivy VIP Mid Cap Growth, Class I	3.9%
Ivy VIP High Income, Class I	1.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.0%

Pathfinder Moderately Aggressive – Managed Volatility – Asset Allocation

Ivy VIP Dividend Opportunities, Class II	14.9%
Ivy VIP International Core Equity, Class II	14.7%
Ivy VIP Growth, Class II	14.1%
Ivy VIP Global Growth, Class II	9.7%
Ivy VIP Limited-Term Bond, Class II	9.4%
Ivy VIP Bond, Class II	8.0%
Ivy VIP Value, Class II	7.1%
Ivy VIP Government Money Market, Class II	4.8%
Ivy VIP Small Cap Core, Class II	4.5%
Ivy VIP Small Cap Growth, Class II	4.5%
Ivy VIP Mid Cap Growth, Class I	4.4%
Ivy VIP High Income, Class I	2.0%
Liabilities, Net of Cash and Other Assets, and Cash Equivalents+	1.9%

Pathfinder Moderately Conservative – Managed Volatility – Asset Allocation

Ivy VIP Limited-Term Bond, Class II	15.9%
Ivy VIP Government Money Market, Class II	14.5%
Ivy VIP Growth, Class II	13.6%
Ivy VIP Bond, Class II	11.6%
Ivy VIP Dividend Opportunities, Class II	9.9%
Ivy VIP International Core Equity, Class II	8.8%
Ivy VIP Global Growth, Class II	5.8%
Ivy VIP Value, Class II	5.5%
Ivy VIP Small Cap Growth, Class II	3.5%
Ivy VIP Small Cap Core, Class II	3.5%
Ivy VIP Mid Cap Growth, Class I	3.4%
Ivy VIP High Income, Class I	1.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.5%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

12	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

2017	ANNUAL REPORT	13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Aggressive Class II	Pathfinder Conservative Class II	Pathfinder Moderate Class II	Pathfinder Moderately Aggressive Class II	Pathfinder Moderately Conservative Class II
1-year period ended 12-31-17	19.83%	10.51%	14.70%	16.72%	12.77%
5-year period ended 12-31-17	10.93%	6.25%	8.48%	9.59%	7.36%
10-year period ended 12-31-17	—	—	—	—	—
Since inception of Portfolio(3) through 12-31-17	7.09%	4.95%	5.86%	6.66%	5.58%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	3-4-08 Pathfinder Aggressive, 3-13-08 Pathfinder Conservative, 3-4-08 Pathfinder Moderate, 3-4-08 Pathfinder Moderately Aggressive, and 3-12-08 Pathfinder Moderately Conservative (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

14	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

2017	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Moderate – Managed Volatility Class II	Pathfinder Moderately Aggressive – Managed Volatility Class II	Pathfinder Moderately Conservative – Managed Volatility Class II
1-year period ended 12-31-17	13.80%	15.70%	11.84%
5-year period ended 12-31-17	—	—	—
10-year period ended 12-31-17	—	—	—
Since inception of Portfolio(3) through 12-31-17	5.87%	6.54%	4.87%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	8-1-13 Pathfinder Moderate — Managed Volatility, 8-1-13 Pathfinder Moderately Aggressive — Managed Volatility and 8-1-13 Pathfinder Moderately Conservative — Managed Volatility (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2017

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	1,103	$5,904
Ivy VIP Dividend Opportunities, Class II	133	1,139
Ivy VIP Global Growth, Class II	899	8,870
Ivy VIP Growth, Class II	1,223	14,790
Ivy VIP High Income, Class I	459	1,674
Ivy VIP International Core Equity, Class II	725	13,476
Ivy VIP Limited-Term Bond, Class II	717	3,500
Ivy VIP Mid Cap Growth, Class I	550	6,399
Ivy VIP Small Cap Core, Class II	309	5,655
Ivy VIP Small Cap Growth, Class II	486	5,649
Ivy VIP Value, Class II	1,197	7,709

TOTAL AFFILIATED MUTUAL FUNDS – 98.6%		$74,765
(Cost: $73,191)

SHORT-TERM SECURITIES	Principal

Master Note – 1.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$952	952

TOTAL SHORT-TERM SECURITIES – 1.3%		$952
(Cost: $952)

TOTAL INVESTMENT SECURITIES – 99.9%		$75,717
(Cost: $74,143)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		48

NET ASSETS – 100.0%		$75,765

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$74,765	$—	$—
Short-Term Securities	—	952	—

Total	$74,765	$952	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	2,953	$15,811
Ivy VIP Dividend Opportunities, Class II	1,285	11,024
Ivy VIP Global Growth, Class II	435	4,294
Ivy VIP Government Money Market, Class II	21,446	21,446
Ivy VIP Growth, Class II	1,155	13,962
Ivy VIP High Income, Class I	371	1,350
Ivy VIP International Core Equity, Class II	351	6,523
Ivy VIP Limited-Term Bond, Class II	4,167	20,334
Ivy VIP Mid Cap Growth, Class I	235	2,733
Ivy VIP Small Cap Core, Class II	149	2,737
Ivy VIP Small Cap Growth, Class II	235	2,734
Ivy VIP Value, Class II	782	5,036

TOTAL AFFILIATED MUTUAL FUNDS – 99.1%		$107,984
(Cost: $106,330)

SHORT-TERM SECURITIES	Principal

Master Note – 0.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$979	979

TOTAL SHORT-TERM SECURITIES – 0.9%		$979
(Cost: $979)

TOTAL INVESTMENT SECURITIES – 100.0%		$108,963
(Cost: $107,309)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(45)

NET ASSETS – 100.0%		$108,918

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

2017	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2017

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$107,984	$—	$—
Short-Term Securities	—	979	—

Total	$107,984	$979	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	14,973	$80,162
Ivy VIP Dividend Opportunities, Class II	15,576	133,664
Ivy VIP Global Growth, Class II	7,036	69,428
Ivy VIP Government Money Market, Class II	86,686	86,686
Ivy VIP Growth, Class II	8,616	104,187
Ivy VIP High Income, Class I	4,193	15,282
Ivy VIP International Core Equity, Class II	5,676	105,472
Ivy VIP Limited-Term Bond, Class II	24,824	121,132
Ivy VIP Mid Cap Growth, Class I	3,039	35,343
Ivy VIP Small Cap Core, Class II	1,933	35,398
Ivy VIP Small Cap Growth, Class II	3,041	35,362
Ivy VIP Value, Class II	8,428	54,265

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$876,381
(Cost: $837,131)

SHORT-TERM SECURITIES	Principal

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$908	908

TOTAL SHORT-TERM SECURITIES – 0.1%		$908
(Cost: $908)

TOTAL INVESTMENT SECURITIES – 100.0%		$877,289
(Cost: $838,039)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		93

NET ASSETS – 100.0%		$877,382

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$876,381	$—	$—
Short-Term Securities	—	908	—

Total	$876,381	$908	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

18	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2017

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	16,003	$85,679
Ivy VIP Dividend Opportunities, Class II	18,667	160,181
Ivy VIP Global Growth, Class II	10,540	103,999
Ivy VIP Government Money Market, Class II	51,942	51,942
Ivy VIP Growth, Class II	12,477	150,869
Ivy VIP High Income, Class I	5,743	20,930
Ivy VIP International Core Equity, Class II	8,502	157,990
Ivy VIP Limited-Term Bond, Class II	20,718	101,096
Ivy VIP Mid Cap Growth, Class I	4,097	47,649
Ivy VIP Small Cap Core, Class II	2,605	47,723
Ivy VIP Small Cap Growth, Class II	4,100	47,675
Ivy VIP Value, Class II	11,783	75,871

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$1,051,604
(Cost: $995,877)

SHORT-TERM SECURITIES	Principal

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$1,310	1,310

TOTAL SHORT-TERM SECURITIES – 0.1%		$1,310
(Cost: $1,310)

TOTAL INVESTMENT SECURITIES – 100.0%		$1,052,914
(Cost: $997,187)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(457)

NET ASSETS – 100.0%		$1,052,457

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$1,051,604	$—	$—
Short-Term Securities	—	1,310	—

Total	$1,051,604	$1,310	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	5,563	$29,784
Ivy VIP Dividend Opportunities, Class II	2,974	25,523
Ivy VIP Global Growth, Class II	1,511	14,913
Ivy VIP Government Money Market, Class II	37,241	37,241
Ivy VIP Growth, Class II	2,879	34,813
Ivy VIP High Income, Class I	1,029	3,752
Ivy VIP International Core Equity, Class II	1,219	22,656
Ivy VIP Limited-Term Bond, Class II	8,379	40,888
Ivy VIP Mid Cap Growth, Class I	762	8,857
Ivy VIP Small Cap Core, Class II	484	8,872
Ivy VIP Small Cap Growth, Class II	762	8,862
Ivy VIP Value, Class II	2,213	14,248

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$250,409
(Cost: $243,736)

SHORT-TERM SECURITIES	Principal

Master Note – 0.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$774	774

TOTAL SHORT-TERM SECURITIES – 0.3%		$774
(Cost: $774)

TOTAL INVESTMENT SECURITIES – 99.9%		$251,183
(Cost: $244,510)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		160

NET ASSETS – 100.0%		$251,343

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

2017	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2017

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$250,409	$—	$—
Short-Term Securities	—	774	—

Total	$250,409	$774	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

Pathfinder Moderate – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	9,942	$53,227
Ivy VIP Dividend Opportunities, Class II	10,339	88,719
Ivy VIP Global Growth, Class II	4,672	46,104
Ivy VIP Government Money Market, Class II	57,557	57,557
Ivy VIP Growth, Class II	5,721	69,182
Ivy VIP High Income, Class I	2,784	10,147
Ivy VIP International Core Equity, Class II	3,769	70,033
Ivy VIP Limited-Term Bond, Class II	16,483	80,431
Ivy VIP Mid Cap Growth, Class I	2,017	23,461
Ivy VIP Small Cap Core, Class II	1,283	23,495
Ivy VIP Small Cap Growth, Class II	2,019	23,477
Ivy VIP Value, Class II	5,593	36,010

TOTAL AFFILIATED MUTUAL FUNDS – 97.0%		$581,843
(Cost: $563,426)

SHORT-TERM SECURITIES	Principal

Commercial Paper (A) – 2.1%
Hewlett Packard Enterprise Corp.:
1.542%, 1-3-18	$1,500	1,500
1.502%, 1-4-18	5,000	4,999
Kroger Co. (The),
1.770%, 1-2-18	2,899	2,898
Walgreens Boots Alliance, Inc.,
1.591%, 1-3-18	3,000	2,999

		12,396

Master Note – 0.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1 .740%, 1-5-18 (B)	5,519	5,519

TOTAL SHORT-TERM SECURITIES – 3.0%		$17,915
(Cost: $17,917)

TOTAL INVESTMENT SECURITIES – 100.0%		$599,758
(Cost: $581,343)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(131)

NET ASSETS – 100.0%		$599,627

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at December 31, 2017.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$581,843	$—	$—
Short-Term Securities	—	17,915	—

Total	$581,843	$17,915	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

20	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2017

Pathfinder Moderately Aggressive – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	1,379	$7,383
Ivy VIP Dividend Opportunities, Class II	1,608	13,798
Ivy VIP Global Growth, Class II	908	8,962
Ivy VIP Government Money Market, Class II	4,476	4,476
Ivy VIP Growth, Class II	1,075	13,000
Ivy VIP High Income, Class I	495	1,803
Ivy VIP International Core Equity, Class II	733	13,614
Ivy VIP Limited-Term Bond, Class II	1,785	8,711
Ivy VIP Mid Cap Growth, Class I	353	4,105
Ivy VIP Small Cap Core, Class II	224	4,111
Ivy VIP Small Cap Growth, Class II	353	4,108
Ivy VIP Value, Class II	1,015	6,534

TOTAL AFFILIATED MUTUAL FUNDS – 98.1%		$90,605
(Cost: $88,638)

SHORT-TERM SECURITIES	Principal

Master Note – 1.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$1,713	1,713

TOTAL SHORT-TERM SECURITIES – 1.9%		$1,713
(Cost: $1,713)

TOTAL INVESTMENT SECURITIES – 100.0%		$92,318
(Cost: $90,351)

LIABILITIES, NET OF CASH AND OTHER ASSETS (B) – 0.0%		(15)

NET ASSETS – 100.0%		$92,303

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Cash of $27 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2017 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
E-mini Russell 2000 Index	Short	2	3-27-18	—*	$(154)	$(1)
S&P 500 Index	Short	1	3-27-18	—*	(669)	(4)

					$(823)	$(5)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$90,605	$—	$—
Short-Term Securities	—	1,713	—

Total	$90,605	$1,713	$—

Liabilities
Futures Contracts	$5	$—	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

Pathfinder Moderately Conservative – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Bond, Class II	1,606	$8,597
Ivy VIP Dividend Opportunities, Class II	858	7,364
Ivy VIP Global Growth, Class II	436	4,305
Ivy VIP Government Money Market, Class II	10,749	10,749
Ivy VIP Growth, Class II	831	10,049
Ivy VIP High Income, Class I	297	1,083
Ivy VIP International Core Equity, Class II	352	6,539
Ivy VIP Limited-Term Bond, Class II	2,419	11,802
Ivy VIP Mid Cap Growth, Class I	220	2,556
Ivy VIP Small Cap Core, Class II	140	2,560
Ivy VIP Small Cap Growth, Class II	220	2,558
Ivy VIP Value, Class II	638	4,110

TOTAL AFFILIATED MUTUAL FUNDS – 97.5%		$72,272
(Cost: $70,830)

SHORT-TERM SECURITIES	Principal

Master Note – 2.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$1,855	1,855

TOTAL SHORT-TERM SECURITIES – 2.5%		$1,855
(Cost: $1,855)

TOTAL INVESTMENT SECURITIES – 100.0%		$74,127
(Cost: $72,685)

CASH AND OTHER ASSETS, NET OF LIABILITIES (B) – 0.0%		11

NET ASSETS – 100.0%		$74,138

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Cash of $25 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2017 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
E-mini Russell 2000 Index	Short	1	3-27-18	—*	$(77)	$(1)
S&P 500 Index	Short	1	3-27-18	—*	(669)	(4)

					$(746)	$(5)

2017	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2017

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$72,272	$—	$—
Short-Term Securities	—	1,855	—

Total	$72,272	$1,855	$—

Liabilities
Futures Contracts	$5	$—	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

22	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	ADVANTUS REAL ESTATE SECURITIES

(UNAUDITED)

Matthew K. Richmond

Lowell R. Bolken

Ivy VIP Advantus Real Estate Securities is sub-advised by Advantus Capital Management, Inc. (Advantus). Below, Matthew K. Richmond and Lowell R. Bolken, CFA, of Advantus, portfolio managers of Ivy VIP Advantus Real Estate Securities, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Richmond has managed the Portfolio since 2014, and has 23 years of industry experience. Mr. Bolken has managed the Portfolio since 2006, and has 27 years of industry experience.

Fiscal year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Advantus Real Estate Securities (Class II shares at net asset value)	5.39%
Benchmark(s) and/or Lipper Category
Wilshire U.S. Real Estate Securities Index	4.84%
(Generally reflects the performance of U.S. publicly traded real estate securities)
Lipper Variable Annuity Real Estate Funds Universe Average	5.45%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key Drivers

Real estate stocks delivered positive returns again in 2017, but failed to keep pace with broader equities, such as the S&P 500. The Portfolio posted a positive return for the fiscal year, outperforming the index while staying in-line with the Lipper category. Real estate investment trusts (REITs) were roughly sideways for the duration of the year, with dividends driving a substantial amount of the year’s returns. In addition to favorable business fundamentals, macro events like tax reform and Federal Reserve (Fed) policy in the United States (U.S.), and improving global growth drove stock prices higher. As the prospect of tax reform became increasingly more likely in the second half of the year, and as the Fed continued to project more rate increases, REITs’ relative performance continued to lag that of sectors that are better positioned for a rising rate cycle.

U.S. commercial real estate conditions have remained broadly steady. Most property types maintained pricing power with occupancy hovering near peak levels and rents increasing. Industrial REITs reached all-time high occupancy levels in 2017 and continue to drive rents higher on the back of an improving economy and increased demand for e-commerce distribution space. In the latter half of the year, hotels saw greater pricing power driven largely by increasing leisure demand, while storage and apartment REITs’ pricing power fell as they battled increased supply. Retail REITs fought a series of store closures that in many cases led to lower occupancies, but rent levels held steady and increased in higher quality properties. Demand for data center space continued to grow at a double digit pace, driven by increased cloud usage and virtualization and artificial intelligence needs.

Contributors and detractors

The Portfolio delivered a positive total return for the fiscal year and outperformed its benchmark.

Common themes among Portfolio holdings were investment in companies we believe own well-located, high-quality properties; feature stable balance sheets; exhibit improving property fundamentals; and have above-average cash-flow growth prospects. We believe those characteristics have typically driven above-average stock price performance and did so again in 2017.

From a property-type perspective, the Portfolio was overweight in owners of warehouses, urban-centric office buildings, single family homes and datacenters, yet avoided health care, storage, shopping center and mall REITs.

Significant contributors to performance included overweight positions relative to the benchmark within industrial and data center REITs –each of which experienced strong demand and rental rate growth — and underweight positions to mall and shopping center REITs. Favorable stock selection in life science and technology office REITs and manufactured home REITs also added to performance, as did an overweight position to hotel operators.

Being underweight to single family home REITs early in the year was a detractor from relative performance versus the benchmark, while stock selection within the health care, industrial and shopping center REIT sectors also detracted from performance.

2017	ANNUAL REPORT	23

Outlook

We expect slow and steady growth, low inflation and limited market volatility to be the guiding principles of 2018. We anticipate the recently passed tax reform to spur accelerated economic growth and keep the expansion going, but it could also increase inflation, all of which will likely promote additional demand for commercial real estate and keep the current cycle on an upward trajectory. Indeed, we’ve been dealing with inflation across the real estate sector in the form of materials and construction labor costs for quite some time.

With regard to the current commercial real estate cycle, we continue to see stable operating conditions across the sector with few material concerns on the horizon. Bank lending, commercial construction, equity allocations, and overall pricing metrics remain much healthier than was often the case in previous cycle peaks. As we’ve previously suggested, simply moving into the later stages of this recovery does not mean the sector’s fundamentals will turn negative. In fact, the prospect for re-acceleration of earnings growth for 2019 appears quite plausible if current expectations for corporate earnings materialize.

We continue to believe REIT share price performance will be heavily influenced by macro events, with support coming from an improving economy and GDP growth while potentially rising borrowing costs, such as a rising 10-year U.S. Treasury yield, could offer resistance .Should expectations for economic growth promote a sharp, sustained rise in U.S. Treasuries, we believe that REIT stock prices will likely struggle. Of course, with public market vacillations, sometimes overreactions create unique opportunities. We will be sharply mindful in our effort to identify those unique opportunities as they present themselves.

Valuations of private market transactions continue to support REIT valuations, suggesting REITs currently trade at a discount to net asset value (NAV). Meanwhile, REIT pricing compared to broader fixed income and equity markets also looks attractive compared to historic averages. Significant fund raising in real estate private equity funds suggests further support for real estate valuation.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment. Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Advantus VIP Real Estate Securities.

24	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	ADVANTUS REAL ESTATE SECURITIES(a)

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.1%
Real Estate	98.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Real Estate	Retail REITs
Equinix, Inc.	Real Estate	Specialized REITs
ProLogis, Inc.	Real Estate	Industrial REITs
Alexandria Real Estate Equities, Inc.	Real Estate	Office REITs
AvalonBay Communities, Inc.	Real Estate	Residential REITs
Digital Realty Trust, Inc.	Real Estate	Specialized REITs
SL Green Realty Corp.	Real Estate	Office REITs
Duke Realty Corp.	Real Estate	Industrial REITs
Sun Communities, Inc.	Real Estate	Residential REITs
Host Hotels & Resorts, Inc.	Real Estate	Hotel & Resort REITs

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective April 28, 2017, the name of Real Estate Securities changed to Advantus Real Estate Securities.

2017	ANNUAL REPORT	25

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ADVANTUS REAL ESTATE SECURITIES

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	5.39%
5-year period ended 12-31-17	8.67%
10-year period ended 12-31-17	6.65%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

26	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	ADVANTUS REAL ESTATE SECURITIES (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Real Estate

Diversified REITs – 3.3%
Liberty Property Trust	21	$895
STORE Capital Corp.	21	557

		1,452

Health Care REITs – 6.2%
HCP, Inc.	8	195
Healthcare Trust of America, Inc., Class A	20	586
Physicians Realty Trust	11	189
Ventas, Inc.	9	534
Welltower, Inc.	19	1,180

		2,684

Hotel & Resort REITs – 7.6%
Apple Hospitality REIT, Inc.	25	494
Hilton Worldwide Holdings, Inc.	10	791
Host Hotels & Resorts, Inc.	61	1,211
RLJ Lodging Trust	14	303
Sunstone Hotel Investors, Inc.	29	486

		3,285

Industrial REITs – 9.2%
Duke Realty Corp.	46	1,241
First Industrial Realty Trust, Inc.	22	695
ProLogis, Inc.	32	2,072

		4,008

Office REITs – 17.3%
Alexandria Real Estate Equities, Inc.	14	1,802
Boston Properties, Inc.	6	780
Brandywine Realty Trust	50	915
Corporate Office Properties Trust	22	628
Highwoods Properties, Inc.	14	707
Kilroy Realty Corp.	16	1,187
SL Green Realty Corp.	14	1,403
Vornado Realty Trust	1	70

		7,492

Residential REITs – 18.6%
American Homes 4 Rent	34	742
AvalonBay Communities, Inc.	9	1,617
Camden Property Trust	10	893
Equity Lifestyle Properties, Inc.	2	151
Equity Residential	9	594
Essex Property Trust, Inc.	2	423
Invitation Homes, Inc.	35	823
Mid-America Apartment Communities, Inc.	7	674
Sun Communities, Inc.	13	1,225
UDR, Inc.	25	944

		8,086

COMMON STOCKS (Continued)	Shares	Value
Retail REITs – 20.1%
Agree Realty Corp.	12	$607
Brixmor Property Group, Inc.	22	416
Federal Realty Investment Trust	4	571
GGP, Inc.	37	858
Kimco Realty Corp.	31	565
Macerich Co. (The)	7	447
National Retail Properties, Inc.	13	556
Realty Income Corp.	10	576
Regency Centers Corp.	13	925
Simon Property Group, Inc.	19	3,183

		8,704

Specialized REITs – 15.8%
CubeSmart	3	78
CyrusOne, Inc.	13	768
Digital Realty Trust, Inc.	14	1,583
Equinix, Inc.	5	2,309
Extra Space Storage, Inc.	11	918
Public Storage, Inc.	6	1,192

		6,848

Total Real Estate – 98.1%		42,559

TOTAL COMMON STOCKS – 98.1%		$42,559
(Cost: $42,169)

SHORT-TERM SECURITIES	Principal

Master Note – 1.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	$638	638

TOTAL SHORT-TERM SECURITIES – 1.5%		$638
(Cost: $638)

TOTAL INVESTMENT SECURITIES – 99.6%		$43,197
(Cost: $42,807)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		176

NET ASSETS – 100.0%		$43,373

2017	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	ADVANTUS REAL ESTATE SECURITIES (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$42,559	$—	$—
Short-Term Securities	—	638	—
Total	$42,559	$638	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

28	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	ASSET STRATEGY

(UNAUDITED)

Chace Brundige

Cynthia P. Prince-Fox

Below, Cynthia P. Prince-Fox and F. Chace Brundige, CFA, portfolio managers of Ivy VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Ms. Prince-Fox has managed the Portfolio since 2014 and has 34 years of industry experience. Mr. Brundige has managed the Portfolio since 2014 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Asset Strategy (Class II shares at net asset value)	18.27%
Benchmark(s) and/or Lipper Category
S&P 500 Index	21.83%
(generally reflects the performance of large-capitalization U.S. stocks)
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index	0.81%
(generally reflects the performance of investment-grade Treasury bills, representing cash)
Lipper Variable Annuity Alternative Other Universe Average	9.60%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

Strong gains in equities

With few exceptions, global equity markets moved higher late in the fiscal year, capping off a strong year for the asset class. Emerging markets led most broad indices.

As expected, the U.S. Federal Reserve (Fed) made the fifth rate hike of this tightening cycle in December 2017. The target rate increased to 1.25-1.50% and the Fed reaffirmed the potential for three more rate hikes in 2018.

The global economy was generally strong — beginning with credit-led stimulus in China in late 2015, resurging global trade and associated cyclical industries, a strong European recovery, burgeoning employment with restrained wage growth (in developed markets), lower personal tax rates in the U.S. and a donation of a portion of the U.S. corporate profit pool from the government back to the shareholders. Inflation, while perhaps increasing, remains low and global central bank policy remains accommodative, with solidly negative real short-term rates widespread in Europe and Japan. We believe this situation has suppressed interest rates in the U.S. and other parts of the world.

In the U.S., market sentiment was buoyed by completion of tax legislation. Economic activity in the manufacturing sector continued to beat expectations, with new orders reaching a 14-year high in December. Housing remained on solid footing as low inventory and steady demand pushed home prices higher by year-end. Retail sales during the important 2017 holiday selling period rose nearly 5%, the fastest pace since 2011.

Gold finished the fiscal year close to its 52-week high and up more than 13% for the year. Crude oil prices continued to rally off the June 2017 lows, ending the fiscal year just above $60 per barrel, as the Organization of Petroleum Exporting Countries extended production cuts through 2018.

Turnaround performance in year

The Portfolio had a solid positive return for the fiscal year while underperforming its all-equities benchmark but outperforming its fixed-income index and its Lipper Universe Average.

The Portfolio ended the fiscal year with about 74% of net assets allocated to equities, about 12% to fixed-income securities, roughly 5% to gold bullion and nearly 9% in cash and cash equivalents.

Relative performance versus the benchmark was helped during the fiscal year by the equity component of the Portfolio, which outperformed the all-equities benchmark. Fixed income and gold added to absolute performance while dampening overall Portfolio volatility. Emerging market local currency sovereign bonds also contributed.

2017	ANNUAL REPORT	29

The largest contributors to relative performance in the fiscal year were the Portfolio’s exposure to the consumer discretionary and industrials sectors. The largest detractor was the allocation to cash and cash equivalents in a year in which the all-equities benchmark had a significant return.

The largest equity contributors to relative performance in the fiscal year were holdings in Alibaba Group Holdings, General Electric (via an underweight position relative to the benchmark), Adobe Systems, Inc., MercadoLibre, Inc. and AIA Group Ltd. General Electric was not a holding of the Portfolio at year end. The largest equity detractors were Halliburton Co., Noble Energy, Inc., Shire Pharmaceuticals, Schlumberger Ltd. and Facebook Inc.

In the consumer discretionary sector, there were strong returns within the global automotive industry including Suzuki Motor Corp. (Japanese company with large market share in India), Delphi Technologies plc and Aptiv plc (beneficiaries of growth in electric vehicles, active safety features and development of autonomous driving), and Bridgestone Corp. The Portfolio’s holding in Liberty Media Corp. relates to that company’s purchase of Formula 1, which previously was a private investment holding. The Portfolio ended the fiscal year with a smaller, liquid position in Liberty Media Corp. Home Depot Inc. continued to benefit from rising household income, employment and associated spending on housing — both new and improved — and remained a holding in the Portfolio.

Aerospace led the industrials sector during the fiscal year, and the Portfolio’s holdings in Airbus SE (France) and Lockheed Martin Corp. (U.S.) performed well. Larsen & Toubro Ltd. (India) rebounded during the fiscal year on the back of important structural changes in India. Parker Hannifin Corp. and Union Pacific Corp. (U.S.) and Vinci SA (France) also were positive holdings.

The Portfolio’s overweight position relative to the benchmark in U.S. energy exploration & production and service companies did not help performance in the fiscal year. We largely have kept those positions as the oil price has recovered. We will be disciplined with our price targets for these positions in the coming year.

The healthcare sector overall was mixed, and the Portfolio lacked exposure to some of the better large-capitalization companies in the U.S. and Europe. We did avoid some problem performers during the fiscal year, selling out of Chipotle Mexican Grill, Inc., and General Electric Co. ahead of periods of substantial underperformance.

Gold bullion has been a long-term holding in the Portfolio and one we view as a stable currency. In the long run, we believe gold should reflect inflation expectations and asset prices. We reduced our gold position from the prior fiscal year.

Positive outlook for global equities

Looking forward, we remain positive on global equities for 2018 as the primary tailwinds remain intact. Within equities, we enter the year overweight global financials as well as industrials, technology and energy. Aerospace and defense remain key portions of our industrials exposure. We have trimmed our weightings in technology somewhat, given 2017’s performance and more demanding valuations, and also have trimmed energy as stocks begin to catch up with the move in crude prices.

We believe global financials remain attractive relative to other sectors, based on firmer wages, rising inflation and a winding down of quantitative easing in Europe and Japan. We invest in banks and insurance companies in the U.S., Europe, Japan, China and India.

Technology remains a focus, but in some cases we wrestle with valuation and in others the stage of the “cycle.” In some cases, we believe cash flow yields look relatively inexpensive if the cycle continues to march on.

In fixed income, we have reduced our exposure to emerging market sovereign bonds — Mexico in particular, as the peso has strengthened as we had projected and, while a value argument remains, our conviction has dropped and we are finding opportunities elsewhere. In particular, we are slowly adding global credit exposure. When it comes to credit, we have been looking for bonds that we believe can provide diversity to the Portfolio while providing an element of total return potential. We have been active in adding in two main areas: shorter duration high yield credit (both high-yield bonds and loans) and subordinated bank debt in Europe. We believe that both provide risk diversification and the potential for returns in the mid-single digits. We also have added some modest emerging markets exposure in the hard currency market.

We remain vigilant in monitoring valuations globally as well as economic data, shifts and potential shifts in monetary policy, and importantly the moves of the Chinese government in loosening or tightening credit, real estate markets and infrastructure investment — all important drivers not only for China, but for trade, commodities and activity globally.

We remain encouraged about unemployment at or below previous record lows in a number of countries. Global capital expenditures have improved and we think the level should improve further in 2018. With growth accelerating and inflation turning, central banks are likely to begin to remove accommodation policies.

30	ANNUAL REPORT	2017

U.S. tax reform legislation was enacted late in 2017 and we think the winners are high-tax companies (such as small caps, retail and financials) and companies with large capital expenditures. On the other hand, we think the relative losers are low-tax companies (such as certain multinationals), companies with significant net leverage, and those that are heavy spenders on research and development. It will be difficult to handicap exactly how companies will reposition to take advantage of new opportunities or offset new challenges.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may allocate from 0-100% of its assets between stocks, bonds and short-term instruments of issuers around the globe and investments with exposure to various foreign securities. Subject to diversification limits, the Portfolio also may invest up to 25% of its total assets in precious metals.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Portfolio may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based.

Investing in commodities is generally considered speculative because of the significant potential for investment loss due to cyclical economic conditions, sudden political events, and adverse international monetary policies. Markets for commodities are likely to be volatile and the Portfolio may pay more to store and accurately value its commodity holdings than it does with other holdings.

The Portfolio may seek to hedge market risk on various securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio via the use of derivative instruments. Such investments involve additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Asset Strategy.

2017	ANNUAL REPORT	31

PORTFOLIO HIGHLIGHTS	ASSET STRATEGY

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	74.1%
Information Technology	16.9%
Financials	16.3%
Industrials	10.6%
Consumer Discretionary	8.7%
Energy	8.0%
Consumer Staples	5.9%
Health Care	4.9%
Materials	1.8%
Telecommunication Services	1.0%
Bullion (Gold)	4.9%
Purchased Options	0.0%
Bonds	12.4%
United States Government and Government Agency Obligations	4.1%
Other Government Securities	4.0%
Corporate Debt Securities	3.1%
Loans	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	8.6%

Country Weightings

North America	52.7%
United States	50.2%
Other North America	2.5%
Europe	18.4%
France	5.4%
United Kingdom	4.9%
Other Europe	8.1%
Pacific Basin	13.2%
Japan	6.0%
Other Pacific Basin	7.2%
Bullion (Gold)	4.9%
South America	2.2%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	8.6%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services
AIA Group Ltd.	Hong Kong	Financials	Life & Health Insurance
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
Alphabet, Inc., Class A	United States	Information Technology	Internet Software & Services
Home Depot, Inc. (The)	United States	Consumer Discretionary	Home Improvement Retail
Lockheed Martin Corp.	United States	Industrials	Aerospace & Defense
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Airbus SE	France	Industrials	Aerospace & Defense
Adobe Systems, Inc.	United States	Information Technology	Application Software

See your advisor or www.waddell.com for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

32	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ASSET STRATEGY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-17	—	18.27%
5-year period ended 12-31-17	—	4.60%
10-year period ended 12-31-17	—	3.39%
Since Inception of Class(3) through 12-31-17	11.16%	—

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	33

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares		Value
Consumer Discretionary

Auto Parts & Equipment – 1.3%
Delphi Automotive plc	117		$9,946
Delphi Automotive plc (A)	39		2,050

			11,996

Automobile Manufacturers – 2.6%
Bayerische Motoren Werke AG (B)	115		11,934
Suzuki Motor Corp. (B)	212		12,258

			24,192

Home Improvement Retail – 1.8%
Home Depot, Inc. (The)	90		17,039

Internet & Direct Marketing Retail – 1.8%
Amazon.com, Inc. (A)	14		16,314

Leisure Facilities – 0.0%
COTA Racing & Entertainment LLC, Class B (A)	—	*	—

Leisure Products – 0.1%
Media Group Holdings LLC, Series H (A)(C)(D)(E)	32		132
Media Group Holdings LLC, Series T (A)(C)(D)(E)	4		756

			888

Movies & Entertainment – 0.3%
Liberty Media Corp., Class C (A)	83		2,852

Tires & Rubber – 0.8%
Bridgestone Corp. (B)	167		7,744

Total Consumer Discretionary – 8.7%			81,025
Consumer Staples

Packaged Foods & Meats – 2.3%
Mondelez International, Inc., Class A	230		9,861
Nestle S.A., Registered Shares (B)	133		11,461

			21,322

Soft Drinks – 1.7%
Coca-Cola Co. (The) (F)	347		15,897

Tobacco – 1.9%
ITC Ltd. (B)	900		3,712
Philip Morris International, Inc.	135		14,305

			18,017

Total Consumer Staples – 5.9%			55,236
Energy

Integrated Oil & Gas – 1.0%
Royal Dutch Shell plc, Class A (B)	287		9,555

Oil & Gas Equipment & Services – 2.7%
Core Laboratories N.V.	46		5,072
Halliburton Co.	228		11,142
Schlumberger Ltd.	132		8,889

			25,103

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production – 4.3%
Cabot Oil & Gas Corp.	294	$8,411
EOG Resources, Inc.	125	13,521
Noble Energy, Inc.	331	9,645
Pioneer Natural Resources Co.	49	8,453

		40,030

Total Energy – 8.0%		74,688
Financials

Diversified Banks – 3.5%
Axis Bank Ltd. (B)	1,065	9,394
China Construction Bank Corp. (B)	3,450	3,176
Industrial and Commercial Bank of China Ltd., H Shares (B)	4,150	3,327
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (B)	1,327	9,655
Swedbank AB (B)	289	6,978

		32,530

Investment Banking & Brokerage – 1.3%
Goldman Sachs Group, Inc. (The)	46	11,669

Life & Health Insurance – 3.4%
AIA Group Ltd. (B)	2,622	22,302
MetLife, Inc.	191	9,632

		31,934

Multi-Line Insurance – 1.5%
Axa S.A. (B)	460	13,640

Multi-Sector Holdings – 0.9%
Berkshire Hathaway, Inc., Class B (A)	45	8,841

Other Diversified Financial Services – 3.0%
JPMorgan Chase & Co.	266	28,469

Property & Casualty Insurance – 1.2%
Tokio Marine Holdings, Inc. (B)	240	10,910

Regional Banks – 1.5%
PNC Financial Services Group, Inc. (The)	96	13,903

Total Financials – 16.3%		151,896
Health Care

Biotechnology – 1.0%
Alexion Pharmaceuticals, Inc. (A)	77	9,212

Health Care Facilities – 1.0%
HCA Holdings, Inc. (A)	108	9,454

Pharmaceuticals – 2.9%
Bayer AG (B)	73	9,057
Pfizer, Inc.	504	18,248

		27,305

Total Health Care – 4.9%		45,971

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 4.5%
Airbus SE (B)	161	$15,984
Lockheed Martin Corp.	51	16,342
United Technologies Corp.	79	10,087

		42,413

Construction & Engineering – 2.1%
Larsen & Toubro Ltd. (B)	525	10,331
Vinci (B)	89	9,129

		19,460

Electrical Components & Equipment – 0.9%
Schneider Electric S.A. (B)	95	8,084

Industrial Machinery – 1.3%
Parker Hannifin Corp.	62	12,374

Railroads – 1.1%
Union Pacific Corp.	80	10,675

Trading Companies & Distributors – 0.7%
Ferguson plc (B)	87	6,207

Total Industrials – 10.6%		99,213
Information Technology

Application Software – 3.3%
Adobe Systems, Inc. (A)	91	15,925
Intuit, Inc.	93	14,737

		30,662

Data Processing & Outsourced Services – 2.4%
FleetCor Technologies, Inc. (A)	41	7,966
Visa, Inc., Class A	125	14,298

		22,264

Electronic Equipment & Instruments – 0.5%
Keyence Corp. (B)	9	5,195

Internet Software & Services – 4.6%
Alibaba Group Holding Ltd. ADR (A)	89	15,404
Alphabet, Inc., Class A (A)	17	17,486
Facebook, Inc., Class A (A)	21	3,731
MercadoLibre, Inc.	21	6,550

		43,171

Semiconductor Equipment – 1.3%
ASML Holding N.V., Ordinary Shares (B)	68	11,895

Semiconductors – 1.3%
Broadcom Corp., Class A	19	4,880
Intel Corp.	100	4,630
QUALCOMM, Inc.	37	2,343
Renesas Electronics Corp. (A)(B)	68	791

		12,644

Systems Software – 3.5%
Microsoft Corp.	381	32,605

Total Information Technology – 16.9%		158,436

34	ANNUAL REPORT	2017

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Materials

Diversified Metals & Mining – 1.8%
BHP Billiton plc (B)	307	$6,206
Rio Tinto plc (B)	210	10,993

		17,199

Total Materials – 1.8%		17,199
Telecommunication Services

Integrated Telecommunication Services – 1.0%
Nippon Telegraph and Telephone Corp. (B)	208	9,757

Total Telecommunication Services – 1.0%		9,757

TOTAL COMMON STOCKS – 74.1%		$693,421
(Cost: $583,113)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount
Broadcom Corp., Class A,
Call $280.00, Expires 1-19-18, OTC (Ctrpty: UBS AG)	804	80	48

TOTAL PURCHASED OPTIONS – 0.0%			$48
(Cost: $280)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Cable & Satellite – 0.3%
Altice S.A.:
7.750%, 5-15-22 (G)	$2,086	2,044
7.625%, 2-15-25 (G)	834	799

		2,843

Leisure Facilities – 0.2%
Circuit of the Americas LLC, Series D, 0.000%, 12-31-20 (H)	3,642	1,595

Total Consumer Discretionary – 0.5%		4,438
Financials

Diversified Banks – 1.6%
HSBC Holdings plc, 6.875%, 12-29-49	1,917	2,065
ING Groep N.V., Certicaaten Van Aandelen, 6.000%, 10-16-66	4,280	4,436
Royal Bank of Scotland Group plc (The):
7.500%, 12-29-49	2,195	2,321
8.625%, 12-29-49	2,626	2,958
Societe Generale Group, 7.375%, 12-29-49 (G)	2,693	2,919

		14,699

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Capital Markets – 0.1%
Credit Suisse Group AG, 7.125%, 7-29-66	$830	$908

Total Financials – 1.7%		15,607
Health Care

Pharmaceuticals – 0.4%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.), 3.150%, 10-1-26	4,168	3,440

Total Health Care – 0.4%		3,440
Telecommunication Services

Integrated Telecommunication Services – 0.5%
Frontier Communications Corp.:
8.125%, 10-1-18	3,129	3,117
7.125%, 3-15-19	1,638	1,572

		4,689

Total Telecommunication Services – 0.5%		4,689

TOTAL CORPORATE DEBT SECURITIES – 3.1%		$28,174
(Cost: $29,236)

OTHER GOVERNMENT SECURITIES (I)
Brazil – 1.5%
Brazil Notas do Tesouro Nacional, 10.000%, 1-1-21 (J)	BRL44,025	13,663

Mexico – 2.5%
Mexican Bonos:
10.000%, 12-5-24 (J)	MXN210,287	12,055
5.750%, 3-5-26 (J)	255,686	11,495

		23,550

TOTAL OTHER GOVERNMENT SECURITIES – 4.0%		$37,213
(Cost: $41,047)

LOANS (K)
Consumer Discretionary

General Merchandise Stores – 0.2%
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 375 bps):
0.000%, 2-3-24 (L)	$416	409
4.953%, 2-3-24	1,666	1,638

		2,047

Total Consumer Discretionary – 0.2%		2,047

LOANS (K) (Continued)	Principal	Value
Financials

Property & Casualty Insurance – 0.4%
Hub International Ltd., 0.000%, 10-2-20 (L)	$2,079	$2,087
USI, Inc.,
0.000%, 5-16-24 (L)	2,080	2,076

		4,163

Total Financials – 0.4%		4,163
Telecommunication Services

Integrated Telecommunication Services – 0.6%
West Corp. (3-Month ICE LIBOR plus 400 bps), 5.350%, 10-10-24	5,175	5,186

Total Telecommunication Services – 0.6%		5,186

TOTAL LOANS – 1.2%		$11,396
(Cost: $11,409)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations – 3.1%
U.S. Treasury Notes:
0.125%, 4-15-21	4,388	4,371
0.625%, 1-15-26	8,140	8,275
0.125%, 7-15-26	7,924	7,747
1.000%, 2-15-46	7,952	8,510

		28,903

Treasury Obligations – 1.0%
U.S. Treasury Bonds, 2.750%, 8-15-47	9,428	9,429

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 4.1%		$38,332
(Cost: $38,253)

BULLION – 4.9%	Troy Ounces
Gold	35	45,856

(Cost: $43,741)

SHORT-TERM SECURITIES	Principal
Commercial Paper (M) – 1.4%
Clorox Co. (The), 1.930%, 1-17-18	$3,000	2,997
Hewlett Packard Enterprise Corp., 1.542%, 1-3-18	5,000	4,999
Wisconsin Electric Power Co., 1.622%, 1-9-18	5,365	5,362

		13,358

Master Note – 0.3%
Toyota Motor Credit Corp.
(1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (N)	3,005	3,005

2017	ANNUAL REPORT	35

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2017

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – 6.9%
CA GO Bonds, Ser 2004B6 (GTD by U.S. Bank N.A.) (BVAL plus 7 bps),
1.640%, 1-7-18 (N)	$24,025	$24,025
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts/Phase I), Ser 2005 I (GTD by FNMA) (BVAL plus 10 bps),
1.650%, 1-7-18 (N)	14,660	14,660
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds, Ser 2007 (GTD by Air Prods and Chemicals, Inc.) (BVAL plus 23 bps),
2.000%, 1-1-18 (N)	9,370	9,370
NY Hsng Fin Agy, Related-Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by FHLMC) (BVAL plus 17 bps),
1.700%, 1-7-18 (N)	16,900	16,900

		64,955

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 0.5%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
1.550%, 1-7-18 (N)	$5,000	$5,000

TOTAL SHORT-TERM SECURITIES – 9.1%		$86,318
(Cost: $86,321)

TOTAL INVESTMENT SECURITIES – 100.5%		$940,758
(Cost: $833,400)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.5)%		(4,852)

NET ASSETS – 100.0%		$935,906

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Restricted securities. At December 31, 2017, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	32	$22,374	$132
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	4	8,413	756

			$30,787	$888

The total value of these securities represented 0.4% of net assets at December 31, 2017.

(D)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Portfolio and consolidated as described in Note 5 of the Notes to Financial Statements.

(E)	Securities whose value was determined using significant unobservable inputs.

(F)	All or a portion of securities with an aggregate value of $259 are held in collateralized accounts for OTC swap agreements collateral.

(G)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the total value of these securities amounted to $5,762 or 0.6% of net assets.

(H)	Zero coupon bond.

(I)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(J)	Principal amount and exercise prices are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, EUR – Euro and MXN – Mexican Peso).

(K)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(L)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(M)	Rate shown is the yield to maturity at December 31, 2017.

(N	)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

36	ANNUAL REPORT	2017

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2017

The following total return swap agreements were outstanding at December 31, 2017:

Underlying Security	Counterparty	Maturity Date	Notional Amount (J)	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Euro STOXX Bank Index	Morgan Stanley & Co. International plc	12/08/2018	EUR14,054	3-Month Euribor plus 40 bps	$(537)	$—	$(537)

(1)	The Portfolio pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, a Portfolio would receive payments on any net positive total return, and would owe payments in the event of a negative total return.

The following written options were outstanding at December 31, 2017 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Broadcom Corp., Class A	UBS AG	Put	402	40	January 2018	$240.00	$99	$(37)
	UBS AG	Call	804	81	January 2018	310.00	34	(6)

							$133	$(43)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$48,201	$31,936	$888
Consumer Staples	43,775	11,461	—
Energy	65,133	9,555	—
Financials	72,514	79,382	—
Health Care	36,914	9,057	—
Industrials	49,478	49,735	—
Information Technology	140,555	17,881	—
Materials	—	17,199	—
Telecommunication Services	—	9,757	—
Total Common Stocks	$456,570	$235,963	$888
Purchased Options	—	48	—
Corporate Debt Securities	—	28,174	—
Other Government Securities	—	37,213	—
Loans	—	11,396	—
United States Government Obligations	—	38,332	—
Bullion	45,856	—	—
Short-Term Securities	—	86,318	—
Total	$502,426	$437,444	$888
Liabilities
Total Return Swaps	$—	$537	$—
Written Options	$—	$43	$—

During the year ended December 31, 2017, securities totaling $75,255 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period. There were no transfers between Level 2 and 3 during the year.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FHLMC = Federal Home Loan Mortgage Association

FNMA = Federal National Mortgage Association

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

TB = Treasury Bill

2017	ANNUAL REPORT	37

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2017

Country Diversification

(as a % of net assets)
United States	50.2%
Japan	6.0%
France	5.4%
United Kingdom	4.9%
Netherlands	2.6%
Mexico	2.5%

Country Diversification (Continued)

India	2.5%
Hong Kong	2.4%
China	2.3%
Germany	2.3%
Brazil	2.2%
Switzerland	2.0%
Other Countries	1.2%
Other+	13.5%

+Includes gold bullion, options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

38	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	BALANCED

(UNAUDITED)

Matthew A. Hekman

Rick Perry

Below, Matthew A. Hekman and Rick Perry, CFA, CPA, portfolio managers of Ivy VIP Balanced, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Hekman has managed the Portfolio since August 2014 and has 19 years of industry experience. Mr. Perry has managed the Portfolio since July 2017 and has 25 years of industry experience.

Fiscal year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Balanced (Class II shares at net asset value)	11.37%
Benchmark(s) and/or Lipper Category
S&P 500 Index	21.83%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	15.82%
(generally reflects the performance of the universe of funds with similar investment objectives)
Bloomberg Barclays U.S. Government/Credit Index	4.00%
(generally reflects the performance of securities in the bond market)

Please note that Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

Equities lead solid year

The year ended December 31, 2017, in general was a rewarding one for many investors. Equity markets in particular exhibited strong returns with the S&P 500 Index advancing 21.83% for the year while posting positive price gains each month of the year. Fixed income markets also experienced gains with the Bloomberg Barclays U.S. Government / Credit Index up 4.00% for the year.

Domestic economic growth strengthened during the year, as measured by gross domestic product, with growing optimism for 2018 as the benefit from tax reform along with reduced regulatory burdens inspired consumer and corporate confidence. As a result, equity markets rallied, outperforming fixed income over the course of the year.

Within the equity market, the technology sector was a clear leader, with other pro-cyclical sectors such as materials, consumer discretionary and financials also showing strong gains. Energy and telecommunications services were the only sectors to post negative returns for the year, and the historically more defensive and yield-sensitive consumer staples, utilities and real estate sectors underperformed the index average.

Within the fixed income market, the U.S. Treasury yield curve flattened, benefiting longer duration positioning. While short-term Treasury yields rose as the U.S. Federal Reserve (Fed) increased the federal funds rate, longer-dated Treasury yields (10 years and longer) declined over the course of 2017, due to growth expectations, modest inflation rates and global demand for the relatively attractive interest rates of U.S. Treasuries. Credit spreads narrowed over the course of the year as economic growth improved, corporate balance sheets remained relatively healthy and investors looked to maximize yield.

Security selections, sectors were key factors

The Portfolio had a positive return for the fiscal year that underperformed its equity benchmark and its Lipper Universe Average, but outperformed its fixed income benchmark. Relative underperformance was driven by security selection in the health care and energy sectors and a short-duration position in the fixed income portion of the Portfolio. The Portfolio’s equity exposure averaged about 63% for the year, with 33% on average invested in fixed income securities and the balance in cash.

The equity component of the Portfolio gained 20.5% for the year, modestly below the benchmark, as sector allocations and stock selections in the technology sector were offset by stock selections in the health care and energy sectors. The positive contributions from the technology, consumer discretionary, real estate and materials sectors were notable highlights during the fiscal year.

The fixed income component of the Portfolio was up 1.48% for the year, underperforming the benchmark because of a longstanding short-duration position relative to the benchmark and security selections in the health care and telecommunications sectors. The Portfolio was significantly underweight Treasuries, given the health of corporate balance sheets and abundant liquidity available to corporate borrowers, which contributed to relative performance.

2017	ANNUAL REPORT	39

Top contributors to performance included Apple, Inc., Applied Materials, Inc., Carnival Corp., Autodesk, Inc. and Microsoft Corp. We believe the outlook for these companies continues to be promising for 2018. At Apple, renewed optimism about the iPhone unit growth forecast, driven by expectations of a strong upgrade cycle, has produced positive earnings and cash flow revisions as well as a heightened awareness of the value of the Apple ecosystem. For Applied Materials, the semiconductor industry has seen significant consolidation with new technologies in memory and display end-markets expected to accelerate spending and growth. At Carnival Corp., a renewed focus on improving profitability coupled with strong consumer demand has resulted in earnings growth with strong cash flow generation that the managers think can continue in the intermediate term. A transition in revenue recognition at Autodesk from sale of product to recurring subscription fees coupled with strong demand for the companies’ products have driven a re-rating for the equity, which we believe is durable. Finally, at Microsoft, a growing awareness of a strong competitive position in cloud technology and improving trends in the Office business resulted in positive earnings revisions and an improvement in the valuation multiple that we believe is sustainable.

Detractors to performance in the fiscal year were Teva Pharmaceutical Industries Ltd. (no longer a holding at the end of the fiscal year), Noble Energy, Inc., Newfield Exploration Co., Helmerich & Payne (no longer a holding at the end of the fiscal year) and Schlumberger Ltd. Teva Pharmaceutical Industries Ltd. was a disappointing investment that had deteriorating financial performance and what we believe was a poorly timed acquisition, resulting in a leveraged balance sheet and forced sales of profitable businesses. Our confidence in the business and the management team was sufficiently impaired to prompt an exit from the position. The energy sector also faced a difficult year as budding enthusiasm for a recovery in the price of crude oil was stymied by stubbornly high inventory levels and surprising well productivity in U.S. shale formations. However, we think there are encouraging signs of a bottoming in supply and demand fundamentals globally and we are focused on companies with strong competitive positions that we believe can thrive in a modestly improved commodity price environment. As a result, we have maintained exposure to energy and looked to take opportunities to invest in high-quality companies trading at discounted valuations.

Outlook for continued growth

Looking ahead, we think global economic growth looks durable with some particularly encouraging signs of stabilization and recovery in the energy and industrial sectors. Domestically, we believe individual and corporate tax reform is a meaningful positive for the economy, which, along with less regulatory oversight and a generally more business-friendly political climate, is likely to be supportive for the growth outlook.

However, uncertainties persist around political policies and economic growth. In addition, the valuation of asset markets gives us some pause. We continue to believe global growth will improve, as readily available access to credit and improving confidence readings are likely to translate into higher spending; growing clarity around fiscal, trade and monetary policies may inspire confidence in the durability of economic expansion; and the lagged effect of historical stimulus is likely to continue to provide a tailwind to growth.

We are closely watching inflation rates and inflation expectations, which have been modest and must remain so in order to allow global central banks to pursue a gradual pace of monetary policy normalization through reduced monetary stimulus and higher short-term interest rates. As the domestic economy improves, we expect the Fed to raise interest rates at a modest pace and continue the process of winding down its balance sheet. While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding high-quality, growing companies whose securities are trading at what we consider a reasonable valuation with visible catalysts to drive relative outperformance over the next 12 months. This approach has served investors well over time, and our confidence in it has not waned.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy VIP Balanced.

40	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	BALANCED

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	65.4%
Information Technology	13.7%
Financials	11.2%
Consumer Discretionary	11.1%
Industrials	10.1%
Health Care	8.9%
Energy	5.0%
Materials	4.4%
Consumer Staples	1.0%
Bonds	32.9%
Corporate Debt Securities	25.8%
United States Government and Government Agency Obligations	6.8%
Loans	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Top 10 Equity Holdings

Company	Sector	Industry
Autodesk, Inc.	Information Technology	Application Software
Union Pacific Corp.	Industrials	Railroads
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
PNC Financial Services Group, Inc. (The)	Financials	Regional Banks
Carnival Corp.	Consumer Discretionary	Hotels, Resorts & Cruise Lines
Microsoft Corp.	Information Technology	Systems Software
Las Vegas Sands, Inc.	Consumer Discretionary	Casinos & Gaming
Intel Corp.	Information Technology	Semiconductors
Twenty-First Century Fox, Inc.	Consumer Discretionary	Movies & Entertainment
PPG Industries, Inc.	Materials	Specialty Chemicals

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	41

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	BALANCED

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	11.37%
5-year period ended 12-31-17	8.55%
10-year period ended 12-31-17	6.19%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

42	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automotive Retail – 0.5%
O’Reilly Automotive, Inc. (A)	8	$2,001

Cable & Satellite – 1.1%
Comcast Corp., Class A	96	3,836

Casinos & Gaming – 1.9%
Las Vegas Sands, Inc.	100	6,948

General Merchandise Stores – 0.8%
Dollar General Corp.	33	3,050

Home Improvement Retail – 1.6%
Lowe’s Co., Inc.	63	5,887

Hotels, Resorts & Cruise Lines – 2.0%
Carnival Corp.	108	7,155

Movies & Entertainment – 1.9%
Twenty-First Century Fox, Inc.	197	6,736

Restaurants – 1.3%
YUM! Brands, Inc.	58	4,770

Total Consumer Discretionary – 11.1%		40,383
Consumer Staples

Brewers – 1.0%
Anheuser-Busch InBev S.A. ADR	33	3,633

Total Consumer Staples – 1.0%		3,633
Energy

Integrated Oil & Gas – 1.5%
Chevron Corp.	43	5,407

Oil & Gas Equipment & Services – 1.3%
Schlumberger Ltd.	68	4,596

Oil & Gas Exploration & Production – 1.3%
Newfield Exploration Co. (A)	88	2,777
Noble Energy, Inc.	56	1,643

		4,420

Total Energy – 4.1%		14,423
Financials

Diversified Banks – 2.6%
Northern Trust Corp.	49	4,905
Wells Fargo & Co.	76	4,619

		9,524

Financial Exchanges & Data – 1.8%
Intercontinental Exchange, Inc.	93	6,574

Investment Banking & Brokerage – 1.4%
Goldman Sachs Group, Inc. (The)	20	5,096

COMMON STOCKS (Continued)	Shares	Value

Life & Health Insurance – 1.4%
MetLife, Inc.	101	$5,109

Other Diversified Financial Services – 2.0%
JPMorgan Chase & Co.	68	7,298

Regional Banks – 2.0%
PNC Financial Services Group, Inc. (The)	50	7,198

Total Financials – 11.2%		40,799
Health Care

Biotechnology – 2.1%
Biogen, Inc. (A)	16	5,136
BioMarin Pharmaceutical, Inc. (A)	30	2,639

		7,775

Health Care Services – 1.5%
Laboratory Corp. of America Holdings (A)	35	5,525

Managed Health Care – 1.8%
UnitedHealth Group, Inc.	30	6,648

Pharmaceuticals – 2.2%
Jazz Pharmaceuticals plc (A)	18	2,473
Pfizer, Inc.	151	5,478

		7,951

Total Health Care – 7.6%		27,899
Industrials

Aerospace & Defense – 2.2%
TransDigm Group, Inc.	13	3,595
United Technologies Corp.	35	4,444

		8,039

Airlines – 1.1%
Delta Air Lines, Inc.	71	3,996

Construction Machinery & Heavy Trucks – 1.7%
Allison Transmission Holdings, Inc.	48	2,057
PACCAR, Inc.	58	4,140

		6,197

Industrial Machinery – 1.0%
Parker Hannifin Corp.	19	3,713

Railroads – 2.0%
Union Pacific Corp.	55	7,408

Trucking – 1.3%
Knight Transportation, Inc.	106	4,642

Total Industrials – 9.3%		33,995
Information Technology

Application Software – 2.3%
Autodesk, Inc. (A)	80	8,335

COMMON STOCKS (Continued)	Shares	Value

Data Processing & Outsourced Services – 1.3%
MasterCard, Inc., Class A	32	$4,890

IT Consulting & Other Services – 1.5%
Cognizant Technology Solutions Corp., Class A	76	5,423

Semiconductor Equipment – 0.9%
Applied Materials, Inc.	61	3,129

Semiconductors – 4.0%
Broadcom Corp., Class A	11	2,784
Integrated Device Technology, Inc. (A)	86	2,547
Intel Corp.	148	6,816
QUALCOMM, Inc.	35	2,222

		14,369

Systems Software – 2.0%
Microsoft Corp.	83	7,126

Technology Hardware, Storage & Peripherals – 1.7%
Apple, Inc.	38	6,370

Total Information Technology – 13.7%		49,642
Materials

Commodity Chemicals – 1.1%
Valvoline, Inc.	152	3,809

Specialty Chemicals – 2.8%
Ecolab, Inc.	27	3,666
PPG Industries, Inc.	57	6,650

		10,316

Total Materials – 3.9%		14,125

TOTAL COMMON STOCKS – 61.9%		$224,899
(Cost: $180,566)

PREFERRED STOCKS
Energy

Integrated Oil & Gas – 0.9%
Hess Corp., Convertible, 8.000%	55	3,183

Total Energy – 0.9%		3,183
Health Care

Managed Health Care – 0.8%
Anthem, Inc., 5.250%	49	2,744

Pharmaceuticals – 0.5%
Allergan plc, Convertible Series A, 5.500%	3	1,759

Total Health Care – 1.3%		4,503
Industrials

Environmental & Facilities Services – 0.8%
Stericycle, Inc., 5.250%	55	2,912

Total Industrials – 0.8%		2,912

2017	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2017

PREFERRED STOCKS (Continued)	Shares	Value
Materials

Commodity Chemicals – 0.5%
A. Schulman, Inc.,
Convertible, 6.000%	2	$1,862

Total Materials – 0.5%		1,862

TOTAL PREFERRED STOCKS – 3.5%		$12,460
(Cost: $14,615)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.1%
Under Armour, Inc.,
3.250%, 6-15-26	$329	288

Auto Parts & Equipment – 0.3%
Lear Corp.,
3.800%, 9-15-27	1,000	1,001

Broadcasting – 0.3%
Discovery Communications LLC:
3.300%, 5-15-22	200	202
3.950%, 3-20-28	1,000	994

		1,196

General Merchandise Stores – 0.1%
Dollar General Corp.,
1.875%, 4-15-18	250	250

Homebuilding – 0.1%
Toll Brothers Finance Corp.,
4.375%, 4-15-23	500	519

Hotels, Resorts & Cruise Lines – 0.3%
Wyndham Worldwide Corp.:
4.150%, 4-1-24	500	502
4.500%, 4-1-27	500	508

		1,010

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.,
2.800%, 8-22-24 (B)	1,000	997

Publishing – 0.1%
Thomson Reuters Corp.,
3.350%, 5-15-26	240	239

Total Consumer Discretionary – 1.6%		5,500
Consumer Staples

Brewers – 0.0%
Molson Coors Brewing Co.,
3.000%, 7-15-26	175	171

Distillers & Vintners – 0.5%
Beam, Inc.,
1.750%, 6-15-18	250	250

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Constellation Brands, Inc.,
2.650%, 11-7-22	$1,525	$1,508

		1,758

Household Products – 0.8%
Clorox Co. (The),
3.100%, 10-1-27	525	521
Colgate-Palmolive Co.,
3.700%, 8-1-47	2,500	2,555

		3,076

Tobacco – 0.2%
BAT International Finance plc,
2.750%, 6-15-20 (B)	600	603

Total Consumer Staples – 1.5%		5,608
Energy

Integrated Oil & Gas – 0.3%
Hess Corp.,
4.300%, 4-1-27	1,200	1,203

Oil & Gas Drilling – 0.7%
Nabors Industries Ltd., Convertible,
0.750%, 1-15-24 (B)	3,100	2,375

Oil & Gas Equipment & Services – 0.1%
Schlumberger Holding Corp.,
2.350%, 12-21-18 (B)	500	501

Oil & Gas Exploration & Production – 0.5%
BP Capital Markets plc (GTD by BP plc),
2.315%, 2-13-20	500	501
Concho Resources, Inc.,
4.375%, 1-15-25	1,025	1,066
ONEOK Partners L.P.,
3.200%, 9-15-18	500	503

		2,070

Oil & Gas Refining & Marketing – 0.2%
Andeavor,
4.500%, 4-1-48	750	758

Oil & Gas Storage & Transportation – 1.4%
Colorado Interstate Gas Co.,
4.150%, 8-15-26 (B)	800	799
Hornbeck Offshore Services, Inc., Convertible,
1.500%, 9-1-19	2,348	1,749
Plains All American Pipeline L.P. and PAA Finance Corp.,
4.650%, 10-15-25	500	515
Sunoco Logistics Partners Operations L.P. (GTD by Energy Transfer Partners L.P.),
4.000%, 10-1-27	1,000	980

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Williams Partners L.P.,
3.600%, 3-15-22	$1,000	$1,023

		5,066

Total Energy – 3.2%		11,973
Financials

Asset Management & Custody Banks – 0.3%
Ares Capital Corp.,
4.875%, 11-30-18	1,200	1,227

Consumer Finance – 0.8%
Capital One Bank USA N.A.,
2.250%, 2-13-19	500	499
Ford Motor Credit Co. LLC:
3.339%, 3-28-22	250	253
3.815%, 11-2-27	500	500
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.450%, 4-10-22	250	253
3.700%, 5-9-23	150	153
3.500%, 11-7-24	1,000	998
Hyundai Capital America,
2.875%, 8-9-18 (B)	250	251

		2,907

Diversified Banks – 3.4%
Australia and New Zealand Banking Group Ltd.,
4.400%, 5-19-26 (B)	1,050	1,092
Bank of America Corp.:
2.000%, 1-11-18	400	400
8.000%, 7-29-49	1,802	1,808
Bank of Montreal,
3.803%, 12-15-32	1,000	989
Barclays plc,
5.200%, 5-12-26	700	746
DBS Group Holdings Ltd.,
2.246%, 7-16-19 (B)	1,000	996
HSBC Holdings plc,
3.400%, 3-8-21	625	639
ING Bank N.V.,
2.500%, 10-1-19 (B)	700	702
Mizuho Bank Ltd.,
2.650%, 9-25-19 (B)	1,300	1,306
Skandinaviska Enskilda Banken AB,
2.375%, 3-25-19 (B)	500	501
Societe Generale S.A.,
4.250%, 4-14-25 (B)	500	510
Standard Chartered plc,
2.250%, 4-17-20 (B)	1,400	1,387
Sumitomo Mitsui Banking Corp.,
2.450%, 1-16-20	600	600
U.S. Bancorp,
3.100%, 4-27-26	400	397

		12,073

44	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Investment Banking & Brokerage – 1.5%
BGC Partners, Inc.,
5.375%, 12-9-19	$500	$522
Credit Suisse Group
Funding (Guernsey) Ltd.,
2.750%, 3-26-20	500	502
Goldman Sachs Group, Inc.
(The):
2.905%, 7-24-23	2,000	1,986
3.272%, 9-29-25	1,000	996
5.700%, 12-29-49	245	252
Morgan Stanley,
3.591%, 7-22-28	1,000	1,009

		5,267

Life & Health Insurance – 0.8%
AIA Group Ltd.,
2.250%, 3-11-19 (B)	800	795
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9-30-47 (B)	1,000	1,013
Prudential Financial, Inc.,
8.875%, 6-15-38	245	252
Sumitomo Life Insurance Co.,
4.000%, 9-14-77 (B)	1,000	980

		3,040

Multi-Line Insurance – 0.2%
American International Group, Inc.,
2.300%, 7-16-19	300	300
Aon plc (GTD by Aon Corp.),
2.800%, 3-15-21	500	502

		802

Other Diversified Financial Services – 2.0%
Citigroup, Inc.:
5.800%, 11-29-49	1,400	1,451
5.950%, 12-29-49	1,400	1,488
Fidelity National Information Services, Inc.,
2.000%, 4-15-18	250	250
JPMorgan Chase & Co.:
7.900%, 4-29-49	1,500	1,519
5.000%, 12-29-49	750	763
5.300%, 11-1-65	250	259
PennantPark Investment Corp., 4.500%, 10-1-19	1,000	1,011
Total Capital (GTD by Total S.A.), 2.125%, 8-10-18	300	301

		7,042

Property & Casualty Insurance – 0.3%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.),
2.200%, 3-15-21	200	199
Markel Corp., 3.500%, 11-1-27	1,000	995

		1,194

Regional Banks – 0.8%
Citizens Financial Group, Inc.,
3.750%, 7-1-24	1,500	1,499

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
PNC Bank N.A.,
3.250%, 6-1-25	$600	$609
SunTrust Banks, Inc.:
2.350%, 11-1-18	500	501
5.625%, 12-29-49	400	416

		3,025

Specialized Finance – 0.7%
AerCap Ireland Capital Designated Activity Co. and AerCap Global Aviation Trust,
3.650%, 7-21-27	1,500	1,484
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
5.450%, 6-15-23 (B)	940	1,016

		2,500

Total Financials – 10.8%		39,077

Health Care

Biotechnology – 0.3%
Amgen, Inc.,
2.125%, 5-1-20	1,000	995

Health Care Equipment – 0.1%
Zimmer Holdings, Inc.,
2.700%, 4-1-20	350	350

Health Care Services – 0.4%
Cardinal Health, Inc.,
2.400%, 11-15-19	700	700
Quest Diagnostics, Inc.,
3.450%, 6-1-26	780	782

		1,482

Health Care Supplies – 0.3%
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.875%, 9-23-23	1,000	983

Pharmaceuticals – 0.9%
AbbVie, Inc.,
3.200%, 5-14-26	490	488
Celgene Corp.,
3.450%, 11-15-27	500	500
Forest Laboratories, Inc.,
5.000%, 12-15-21 (B)	1,258	1,345
Johnson & Johnson,
3.400%, 1-15-38	1,000	1,023

		3,356

Total Health Care – 2.0%		7,166

Industrials

Aerospace & Defense – 0.9%
Huntington Ingalls Industries, Inc.,
3.483%, 12-1-27 (B)	1,000	997
Northrop Grumman Corp.,
3.250%, 1-15-28	1,500	1,502
TransDigm, Inc. (GTD by TransDigm Group, Inc.),
6.375%, 6-15-26	850	862

		3,361

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Airlines – 0.3%
Aviation Capital Group LLC,
3.500%, 11-1-27 (B)	$750	$735
Southwest Airlines Co.,
2.650%, 11-5-20	375	376

		1,111

Diversified Support Services – 0.1%
Ahern Rentals, Inc.,
7.375%, 5-15-23 (B)	300	282

Environmental & Facilities Services – 0.3%
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
3.150%, 11-15-27	1,000	999

Railroads – 0.1%
Kansas City Southern de Mexico S.A. de C.V.,
2.350%, 5-15-20	291	290

Total Industrials – 1.7%		6,043

Information Technology

Data Processing & Outsourced Services – 0.1%
Fiserv, Inc.,
2.700%, 6-1-20	300	302

IT Consulting & Other Services – 0.1%
Keysight Technologies, Inc.,
4.600%, 4-6-27	500	526

Total Information Technology – 0.2%		828

Materials

Construction Materials – 0.2%
Hillman Group, Inc. (The),
6.375%, 7-15-22 (B)	850	848

Diversified Metals & Mining – 0.4%
Anglo American Capital plc,
3.625%, 9-11-24 (B)	1,000	995
Anglo American plc,
4.125%, 4-15-21 (B)	500	514

		1,509

Fertilizers & Agricultural Chemicals – 0.3%
Mosaic Co. (The),
4.050%, 11-15-27	1,000	1,002

Metal & Glass Containers – 0.3%
BakerCorp International, Inc.,
8.250%, 6-1-19	1,227	1,123

Paper Packaging – 0.4%
Packaging Corp. of America,
3.400%, 12-15-27	500	501
WestRock Co.,
3.000%, 9-15-24 (B)	1,000	991

		1,492

2017	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialty Chemicals – 0.3%
Ecolab, Inc.,
3.250%, 12-1-27 (B)	$1,000	$1,000

Total Materials – 1.9%		6,974

Real Estate

Specialized REITs – 1.1%
American Tower Corp.:
2.250%, 1-15-22	1,200	1,168
4.700%, 3-15-22	195	209
3.375%, 10-15-26	455	447
Crown Castle International Corp.:
5.250%, 1-15-23	200	219
3.200%, 9-1-24	500	495
3.700%, 6-15-26	300	300
3.650%, 9-1-27	1,000	997

		3,835

Wireless Telecommunication Service – 0.1%
American Tower Corp.,
3.600%, 1-15-28	500	497

Total Real Estate – 1.2%		4,332

Telecommunication Services

Integrated Telecommunication Services – 1.1%
AT&T, Inc.:
4.125%, 2-17-26	950	972
3.900%, 8-14-27	1,000	1,006
4.900%, 8-14-37	1,000	1,014
5.150%, 2-14-50	1,000	1,005
Verizon Communications, Inc., 2.946%, 3-15-22	100	100

		4,097

Wireless Telecommunication Service – 0.1%
Virgin Media Finance plc,
4.875%, 2-15-22	200	194

Total Telecommunication Services – 1.2%		4,291

Utilities

Electric Utilities – 0.5%
Duke Energy Corp.,
3.150%, 8-15-27	500	496
Electricite de France S.A.,
2.150%, 1-22-19 (B)	500	500
Entergy Texas, Inc.,
2.550%, 6-1-21	300	298
Exelon Corp.,
2.450%, 4-15-21	400	398
PPL Energy Supply LLC,
4.600%, 12-15-21	100	92

		1,784

Total Utilities – 0.5%		1,784

CORPORATE DEBT SECURITIES (Continued)	Principal		Value

TOTAL CORPORATE DEBT SECURITIES – 25.8%			$93,576
(Cost: $93,482)

LOANS (C)

Industrials

Industrial Machinery – 0.3%
Dynacast International LLC (ICE LIBOR plus 850 bps),
10.193%, 1-30-23 (D)	$1,100		1,100

Total Industrials – 0.3%			1,100

TOTAL LOANS – 0.3%			$1,100
(Cost: $1,084)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 1.4%
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
4.500%, 6-1-44	762		815
3.000%, 6-15-45	953		969
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.000%, 1-1-18	—	*	—	*
5.000%, 5-1-18	1		1
4.500%, 7-1-18	32		33
6.500%, 10-1-28	67		72
6.500%, 2-1-29	39		43
3.500%, 6-25-29	541		561
7.500%, 4-1-31	39		43
7.000%, 7-1-31	50		58
7.000%, 9-1-31	102		116
6.500%, 2-1-32	212		241
7.000%, 2-1-32	132		149
7.000%, 3-1-32	46		53
7.000%, 7-1-32	78		87
5.500%, 5-1-33	44		49
5.500%, 6-1-33	46		51
4.500%, 11-1-43	654		705
3.000%, 10-25-46	921		930
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust 1997-A, Class 3-A,
8.293%, 12-15-26	35		41

			5,017

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.4%			$5,017
(Cost: $5,038)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value

Treasury Inflation Protected Obligations – 3.2%
U.S. Treasury Notes:
0.125%, 7-15-26	$4,116	$4,025
2.125%, 2-15-40	3,652	4,758
1.000%, 2-15-46	2,498	2,673

		11,456

Treasury Obligations – 2.2%
U.S. Treasury Notes:
1.875%, 7-31-22	1,000	986
2.000%, 10-31-22	1,500	1,487
2.125%, 11-30-24	1,500	1,480
2.250%, 8-15-27	1,000	985
2.250%, 11-15-27	3,000	2,957

		7,895

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 5.4%		$19,351
(Cost: $19,374)

SHORT-TERM SECURITIES

Master Note – 1.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (E)	5,074	5,074

TOTAL SHORT-TERM SECURITIES – 1.4%		$5,074
(Cost: $5,074)

TOTAL INVESTMENT SECURITIES – 99.7%		$361,477
(Cost: $319,233)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		983

NET ASSETS – 100.0%		$362,460

46	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the total value of these securities amounted to $24,031 or 6.6% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Securities whose value was determined using significant unobservable inputs.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$224,899	$—	$—
Preferred Stocks	10,598	1,862	—
Corporate Debt Securities	—	93,576	—
Loans	—	—	1,100
United States Government Agency Obligations	—	5,017	—
United States Government Obligations	—	19,351	—
Short-Term Securities	—	5,074	—
Total	$235,497	$124,880	$1,100

During the year ended December 31, 2017, there were no transfers between any levels.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	47

MANAGEMENT DISCUSSION	BOND

(UNAUDITED)

Rick Perry

Below, Rick Perry, CFA, CPA, portfolio manager of Ivy VIP Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2017. He has managed the Portfolio since 2015 and has 25 years industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2017
Ivy VIP Bond (Class II shares at net asset value)	4.01%
Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
(generally reflects the performance of securities representing U.S. traded investment grade bonds)
Lipper Variable Annuity Corporate Debt Funds A Funds Universe Average	4.13%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market Commentary

The overall U.S. fixed income market had another solid year in 2017, with virtually all fixed income classes posting positive returns. The broadest fixed income index and the benchmark for the Portfolio, Bloomberg Barclays U.S. Aggregate Bond Index, produced a total return of 3.54% for the year. According to Bloomberg Barclay’s indices, virtually all fixed income sectors produced positive returns during the fourth quarter, including U.S. corporates, U.S. high yield, U.S. governments, U.S. mortgage-backed securities (MBS), and emerging markets. Domestically, investor sentiment for risk assets continued to be bolstered by expectations of reduced taxes and regulations, thus providing a boost to corporate earnings. Demand for yield in the low global yield environment has remained firmly in place throughout 2017. The strong global demand for U.S. fixed income is a result of the yield advantage U.S. fixed income provides over both Europe and Asia. Despite record new issuance in the U.S. credit sectors in 2017, the demand for yield and corresponding positive fund flows continued to overwhelm supply, leading to tighter credit spreads.

Just as was largely expected by the market, the Federal Reserve Board (Fed) raised short-term rates in December 2017, after raising rates by 25 basis points in both the first and second quarters. The move by the Fed led to higher short-term rates, but had little impact on the longer end of the Treasury curve, as inflation expectations remain muted. Market expectations going forward are for the Fed to likely raise short-term rates two to three more times in 2018. The Treasury curve experienced a significant flattening trend during 2017. The often cited two-year to 10-year Treasury spread relationship flattened from 126 basis points to 52 basis points during the year. On the long end of the curve, the 30-year Treasury actually declined in 2017, ending the year at 2.74%, which was 33 basis points lower than the prior year end. Central bank policies around the globe are not currently in sync, which has the potential to introduce some risk and/or volatility into the financial markets in 2018.

Portfolio Performance

The Portfolio outperformed its benchmark, Bloomberg Barclays U.S. Aggregate Bond Index, by 47 basis points (net of fees) in 2017. It underperformed against the Lipper Variable Annuity Corporate Debt Funds A Funds Universe Average. The primary reason for the excess return was the significant overweight to the corporate bonds relative to the benchmark. The corporate bond asset class significantly outperformed other investment grade fixed income classes during 2017. The Portfolio’s relative performance also benefited from material underweights to both Treasuries and securitized assets (commercial MBS, residential MBS securities, and asset-backed securities), which underperformed the benchmark and most other fixed income asset classes. The Portfolio’s duration positioning was a slight drag on relative performance during 2017. Although the overall duration of the Portfolio was neutral relative to the benchmark throughout the year, the Portfolio was underweight the long duration segment of both the credit and Treasury curves in 2017. Long duration credit and Treasuries outperformed the shorter duration segments of the curve. There were no individual investments in the Fund that had a material positive or negative impact on relative performance in 2017. The Portfolio’s total return performance for 2017 was in the second quartile in both Morningstar and Lipper rankings.

48	ANNUAL REPORT	2017

Portfolio Positioning

Within the corporate bond asset class, the Portfolio was considerably overweight financials and industrials throughout 2017. The most significant over-weights within financials were the banking and insurance sectors. The most significant over-weights within industrials were consumer non-cyclicals and energy. As far as credit quality positioning relative to the benchmark, the Portfolio was materially over-weight “BBB’s” and under-weight “AAA’s”.

The Portfolio’s overall duration was held relatively constant throughout the year, essentially neutral to the benchmark. Taking significant duration risk relative to the benchmark didn’t appear to be prudent given the tremendous amount of uncertainty associated with the Fed’s unwind of extreme accommodation. From a curve positioning standpoint, the Portfolio was positioned to benefit from curve flattening between two-year and 10-year maturities. Fortunately the Treasury curve did flatten considerably in 2017 as mentioned above. Approximately 91% of the Portfolio’s assets had an effective duration of less than 10 years. The Portfolio did experience a significant cash inflow late in the fourth quarter. Except in periods immediately following a material inflow, cash is typically held at two to five percent of the Portfolio.

Outlook

The financial markets have had a remarkable performance in 2016-2017, both in fixed income and equities. Despite that, there are many indications that the market is in the late stages of the credit cycle which has lasted since the Great Recession. From a longer-term perspective, we think the current risk-reward relationship in the credit market is not particularly attractive. In general, investors are not getting adequately compensated for taking excess risk, as the market appears to be rich/over-bought to some degree. The financial markets have had a “risk-on” sentiment for an extended time period, at least partially fueled by global investors’ quest for yield in a very low yield environment. Therefore, conservative positioning within the credit market seems to be a prudent strategy in the coming year. It can be argued that the financial markets are priced close to perfection in multiple asset classes and taking significant risk does not appear to provide adequate risk-adjusted returns.

How the financial markets react to potentially higher interest rates is perhaps the biggest risk to market stability in coming quarters. However, as long as yield differentials between the U.S. and Europe/Asia remain high (U.S. yields being greater than Europe and Asia yields), U.S. rates are not expected to go materially higher in the near term. As has been the case for several quarters, central bank policies inside and outside of the U.S. continue to have a profound impact on the U.S. fixed-income market, both in Treasuries and credit markets. The demand for positive yield from foreign investors is providing an opportunity for U.S. companies to borrow (issue bonds) at very attractive rates. Although the foreign demand has provided a boost to the credit market, it is uncertain how stable this demand will prove to be over the longer-term. Credit metrics for U.S. companies, such as leverage and interest coverage, have been marginally eroding for several quarters as more corporate bonds are issued to meet demand. Should foreign investors reduce their appetite for U.S. credit, the credit market will likely experience some weakness. Longer-term it seems likely that the yield differential will get smaller, as central bank policies converge in coming quarters and years. The Fed has repeatedly stated its desire to raise the Fed funds rate at a measured pace. Should the Fed execute on its stated goal of a gradual pace for short-term interest rate hikes, the yield curve is expected to continue to flatten throughout the coming months. However, if the Fed acts inconsistently with market expectations, the financial markets could experience some volatility in 2018.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Bond.

2017	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS	BOND

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	0.5%
Bonds	95.0%
Corporate Debt Securities	83.1%
United States Government and Government Agency Obligations	6.7%
Asset-Backed Securities	2.1%
Municipal Bonds – Taxable	1.8%
Other Government Securities	1.2%
Mortgage-Backed Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.5%

Quality Weightings

Investment Grade	92.8%
AAA	1.6%
AA	16.7%
A	25.4%
BBB	49.1%
Non-Investment Grade	2.2%
BB	2.1%
Non-rated	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Equities	5.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

50	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	BOND

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	4.01%
5-year period ended 12-31-17	2.07%
10-year period ended 12-31-17	3.66%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	BOND (in thousands)

DECEMBER 31, 2017

PREFERRED STOCKS	Shares	Value
Financials

Investment Banking & Brokerage – 0.5%
Morgan Stanley, 5.850%	100	$2,710

Total Financials – 0.5%		2,710

TOTAL PREFERRED STOCKS – 0.5%		$2,710
(Cost: $2,500)

ASSET-BACKED SECURITIES	Principal
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust:
3.500%, 5-26-22	$2,320	2,354
3.500%, 1-15-25	1,000	991
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
3.750%, 12-15-27 (B)	928	958
American Airlines Class AA Pass Through Certificates, Series 2016-2,
3.200%, 6-15-28	948	945
American Airlines, Inc., Class AA Pass Through Certificates, Series 2016-1,
3.575%, 1-15-28	952	969
American Airlines, Inc., Class AA Pass Through Certificates, Series 2017-1,
3.650%, 2-15-29	1,500	1,533
Norwegian Air Shuttle 2016-1, Class A,
4.875%, 5-10-28 (B)	2,453	2,477
United Airlines Pass-Through Certificates, Series 2016-AA,
3.100%, 7-7-28	1,000	998

TOTAL ASSET-BACKED SECURITIES – 2.1%		$11,225
(Cost: $11,120)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Advertising – 0.2%
Omnicom Group, Inc.,
3.600%, 4-15-26	1,000	1,011

Automobile Manufacturers – 0.8%
BMW U.S. Capital LLC,
2.700%, 4-6-22 (B)	3,500	3,511
General Motors Co.,
4.200%, 10-1-27	1,000	1,035

		4,546

Broadcasting – 0.2%
Discovery Communications LLC,
2.950%, 3-20-23	1,000	990

Cable & Satellite – 1.5%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
5.375%, 5-1-47	2,500	2,561

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
3.000%, 2-1-24	$3,000	$3,019
2.350%, 1-15-27	500	472
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
3.950%, 1-15-25	815	834
Time Warner, Inc. (GTD by Historic TW, Inc.),
2.950%, 7-15-26	1,500	1,419

		8,305

Education Services – 0.2%
President and Fellows of Harvard College,
3.150%, 7-15-46	500	487
University of Southern California,
3.028%, 10-1-39	500	477

		964

Footwear – 0.8%
NIKE, Inc.:
2.375%, 11-1-26	1,000	952
3.875%, 11-1-45	3,500	3,662

		4,614

Hotels, Resorts & Cruise Lines – 1.3%
Marriott International, Inc., Series R,
3.125%, 6-15-26	1,000	984
Royal Caribbean Cruises Ltd.,
3.700%, 3-15-28	3,500	3,467
Wyndham Worldwide Corp.:
4.150%, 4-1-24	2,000	2,009
4.500%, 4-1-27	500	508

		6,968

Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.,
4.800%, 12-5-34	370	434

Movies & Entertainment – 0.2%
Walt Disney Co. (The),
4.125%, 6-1-44	1,000	1,079

Publishing – 0.1%
Thomson Reuters Corp.,
3.350%, 5-15-26	500	498

Total Consumer Discretionary – 5.4%		29,409
Consumer Staples

Brewers – 1.2%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
3.650%, 2-1-26	665	686
Heineken N.V.,
3.500%, 1-29-28 (B)	2,000	2,040

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Brewers (Continued)
Molson Coors Brewing Co.:
2.250%, 3-15-20	$1,000	$995
3.000%, 7-15-26	2,500	2,446
4.200%, 7-15-46	500	509

		6,676

Distillers & Vintners – 1.5%
Constellation Brands, Inc.:
2.700%, 5-9-22	3,000	2,985
2.650%, 11-7-22	4,000	3,957
4.500%, 5-9-47	1,000	1,096

		8,038

Drug Retail – 0.0%
CVS Health Corp.,
2.800%, 7-20-20	75	75

Food Distributors – 1.1%
McCormick & Co., Inc.,
3.150%, 8-15-24	2,705	2,719
Sysco Corp.:
3.300%, 7-15-26	1,000	1,006
3.250%, 7-15-27	2,500	2,491

		6,216

Food Retail – 0.4%
Kroger Co. (The),
6.800%, 12-15-18	2,245	2,343

Household Products – 1.3%
Clorox Co. (The),
3.100%, 10-1-27	4,000	3,972
Colgate-Palmolive Co.,
3.700%, 8-1-47	1,000	1,022
Procter & Gamble Co. (The),
2.700%, 2-2-26	2,000	1,976

		6,970

Packaged Foods & Meats – 2.2%
Kraft Heinz Foods Co.,
4.375%, 6-1-46	1,000	990
Mead Johnson Nutrition Co.,
4.125%, 11-15-25	1,000	1,060
Smithfield Foods, Inc.:
2.650%, 10-3-21 (B)	5,250	5,180
3.350%, 2-1-22 (B)	3,000	3,005
4.250%, 2-1-27 (B)	2,000	2,052

		12,287

Personal Products – 0.8%
Kimberly-Clark Corp.:
2.750%, 2-15-26	1,000	987
3.200%, 7-30-46	3,500	3,277

		4,264

Soft Drinks – 0.9%
Coca-Cola Co. (The):
1.550%, 9-1-21	1,500	1,463
2.875%, 10-27-25	500	500
2.250%, 9-1-26	1,000	950

52	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Soft Drinks (Continued)
PepsiCo, Inc.:
1.700%, 10-6-21	$1,000	$975
2.850%, 2-24-26	1,000	992

		4,880

Total Consumer Staples – 9.4%		51,749
Energy

Oil & Gas Equipment & Services – 1.3%
Baker Hughes, a GE Co. LLC,
3.337%, 12-15-27 (B)	2,000	1,996
Baker Hughes, a GE Co. LLC and Baker Hughes Co-Obligor, Inc.,
2.773%, 12-15-22 (B)	3,000	2,995
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.),
6.500%, 1-31-19	2,000	2,090

		7,081

Oil & Gas Exploration & Production – 1.3%
BP Capital Markets plc (GTD by BP plc),
1.674%, 2-13-18	500	500
ConocoPhillips Co. (GTD by ConocoPhillips),
4.150%, 11-15-34	850	903
EQT Corp.:
8.125%, 6-1-19	1,575	1,696
3.000%, 10-1-22	4,250	4,204

		7,303

Oil & Gas Refining & Marketing – 0.4%
Andeavor:
3.800%, 4-1-28	1,000	1,002
4.500%, 4-1-48	250	253
Andeavor Logistics L.P. and Tesoro Logistics Finance Corp.,
3.500%, 12-1-22	1,000	998

		2,253

Oil & Gas Storage & Transportation – 3.7%
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.),
4.450%, 7-15-27	2,000	2,034
Buckeye Partners L.P.,
3.950%, 12-1-26	950	933
Colorado Interstate Gas Co.,
4.150%, 8-15-26 (B)	1,000	998
Enbridge, Inc.,
2.900%, 7-15-22	2,000	1,988
Energy Transfer Partners L.P.,
4.200%, 4-15-27	2,000	1,989
Kinder Morgan, Inc.,
3.150%, 1-15-23	750	745
Plains All American Pipeline L.P. and PAA Finance Corp.:
3.600%, 11-1-24	1,031	1,004
4.500%, 12-15-26	3,500	3,547

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Sabine Pass Liquefaction LLC,
4.200%, 3-15-28	$1,500	$1,517
Sunoco Logistics Partners Operations L.P. (GTD by Energy Transfer Partners L.P.),
4.000%, 10-1-27	2,000	1,961
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4-1-21	500	520
Tennessee Gas Pipeline Co.,
7.000%, 3-15-27	2,000	2,379
Williams Partners L.P.,
3.750%, 6-15-27	500	501

		20,116

Total Energy – 6.7%		36,753
Financials

Asset Management & Custody Banks – 0.9%
Ares Capital Corp.,
3.875%, 1-15-20	2,280	2,320
Legg Mason, Inc.,
4.750%, 3-15-26	1,500	1,607
State Street Corp.,
2.650%, 5-19-26	1,000	973

		4,900

Consumer Finance – 2.6%
American Express Credit Corp.:
1.875%, 11-5-18	1,000	999
2.200%, 3-3-20	2,000	1,994
Capital One Financial Corp.:
4.200%, 10-29-25	1,500	1,543
3.750%, 7-28-26	1,000	996
Discover Financial Services,
3.950%, 11-6-24	1,500	1,532
Ford Motor Credit Co. LLC,
3.810%, 1-9-24	4,000	4,083
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.200%, 7-6-21	500	505
3.700%, 5-9-23	2,500	2,549

		14,201

Diversified Banks – 11.1%
ABN AMRO Bank N.V.,
2.100%, 1-18-19 (B)	3,000	2,996
Australia and New Zealand Banking Group Ltd.,
2.125%, 8-19-20	1,000	992
Banco Santander S.A.,
3.500%, 4-11-22	1,250	1,274
Bank of America Corp.:
2.503%, 10-21-22	4,000	3,957
3.124%, 1-20-23	2,000	2,029
4.200%, 8-26-24	500	526
3.875%, 8-1-25	2,500	2,636
Bank of Montreal,
2.100%, 12-12-19	500	499

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
Bank of New York Mellon Corp. (The),
2.200%, 8-16-23	$3,000	$2,907
Barclays plc:
3.684%, 1-10-23	4,400	4,465
4.836%, 5-9-28	500	520
BB&T Corp.:
2.050%, 5-10-21	1,000	986
2.750%, 4-1-22	2,000	2,014
Commonwealth Bank of Australia,
2.000%, 9-6-21 (B)	1,500	1,469
Danske Bank A.S.,
2.700%, 3-2-22 (B)	3,000	3,003
Fifth Third Bank N.A.,
2.250%, 6-14-21	500	495
Huntington Bancshares, Inc.,
2.300%, 1-14-22	500	492
Lloyds Banking Group plc,
3.000%, 1-11-22	2,000	2,010
Mitsubishi UFJ Financial Group, Inc.,
2.998%, 2-22-22	500	503
Mizuho Financial Group, Inc.,
2.953%, 2-28-22	3,000	3,007
Santander Holdings USA, Inc.,
3.400%, 1-18-23 (B)	7,500	7,470
Sumitomo Mitsui Financial Group, Inc.,
2.058%, 7-14-21	1,000	980
Swedbank AB,
2.800%, 3-14-22 (B)	3,000	3,012
U.S. Bancorp:
3.100%, 4-27-26	2,500	2,482
3.150%, 4-27-27	1,500	1,502
Wells Fargo & Co.:
2.100%, 7-26-21	1,000	983
3.069%, 1-24-23	1,500	1,511
3.000%, 10-23-26	1,000	980
4.750%, 12-7-46	500	558
Westpac Banking Corp.:
2.150%, 3-6-20	2,500	2,489
2.000%, 8-19-21	1,000	981
4.322%, 11-23-31	1,000	1,030

		60,758

Diversified Capital Markets – 0.4%
Credit Suisse Group AG,
3.574%, 1-9-23 (B)	2,000	2,033

Insurance Brokers – 0.3%
Marsh & McLennan Cos., Inc.,
2.750%, 1-30-22	2,000	2,004

Investment Banking & Brokerage – 4.0%
Credit Suisse Group Funding (Guernsey) Ltd.,
3.125%, 12-10-20	1,500	1,519
Daiwa Securities Group, Inc.,
3.129%, 4-19-22 (B)	1,000	1,006
Goldman Sachs Group, Inc. (The):
3.000%, 4-26-22	1,000	1,004
2.905%, 7-24-23	1,000	993

2017	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
3.272%, 9-29-25	$2,500	$2,489
4.250%, 10-21-25	500	522
3.750%, 2-25-26	1,000	1,026
3.500%, 11-16-26	2,000	2,011
Goldman Sachs Group, Inc. (The) (3-Month U.S. LIBOR plus 175 bps),
3.128%, 10-28-27 (C)	2,000	2,115
Morgan Stanley:
3.875%, 1-27-26	1,000	1,042
3.125%, 7-27-26	2,000	1,972
3.591%, 7-22-28	4,500	4,540
Morgan Stanley (3-Month U.S. LIBOR plus 140 bps),
2.765%, 10-24-23 (C)	1,500	1,543

		21,782

Life & Health Insurance – 3.4%
Brighthouse Financial, Inc.,
3.700%, 6-22-27 (B)	3,750	3,687
MetLife Global Funding I,
1.950%, 9-15-21 (B)	2,000	1,959
New York Life Global Funding,
2.900%, 1-17-24 (B)	5,500	5,523
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9-30-47 (B)	3,000	3,038
Principal Life Global Funding II,
3.000%, 4-18-26 (B)	1,000	990
Protective Life Global Funding,
2.262%, 4-8-20 (B)	2,500	2,489
Sumitomo Life Insurance Co.,
4.000%, 9-14-77 (B)	1,000	981

		18,667

Other Diversified Financial Services – 4.4%
Citigroup, Inc.:
2.700%, 3-30-21	3,000	3,009
2.700%, 10-27-22	2,000	1,978
4.450%, 9-29-27	3,000	3,175
4.125%, 7-25-28	3,000	3,091
JPMorgan Chase & Co.:
2.295%, 8-15-21	3,000	2,973
2.700%, 5-18-23	3,000	2,980
3.625%, 12-1-27	1,500	1,516
4.950%, 6-1-45	1,000	1,161
TIAA Asset Management Finance Co. LLC,
4.125%, 11-1-24 (B)	2,000	2,110
USAA Capital Corp.,
2.450%, 8-1-20 (B)	2,360	2,359

		24,352

Property & Casualty Insurance – 0.9%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.) (3-Month ICE LIBOR plus 32 bps),
1.670%, 1-10-20 (C)	3,500	3,515
Berkshire Hathaway, Inc.,
3.125%, 3-15-26	1,500	1,517

		5,032

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Regional Banks – 0.7%
PNC Bank N.A.:
1.700%, 12-7-18	$500	$498
2.450%, 11-5-20	264	264
3.300%, 10-30-24	1,000	1,022
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 3-6-19 (B)	2,000	1,995

		3,779

Specialized Finance – 1.4%
AerCap Ireland Capital Designated Activity Co. and AerCap Global Aviation Trust,
3.650%, 7-21-27	6,000	5,936
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
4.420%, 6-15-21 (B)	500	521
5.450%, 6-15-23 (B)	500	540
8.100%, 7-15-36 (B)	500	631

		7,628

Total Financials – 30.1%		165,136
Health Care

Biotechnology – 0.3%
Amgen, Inc.,
2.200%, 5-11-20	1,500	1,492

Health Care Distributors – 1.1%
AmerisourceBergen Corp.,
3.450%, 12-15-27	6,000	5,948

Health Care Services – 1.0%
Cardinal Health, Inc.:
3.079%, 6-15-24	2,500	2,461
4.368%, 6-15-47	1,500	1,489
Quest Diagnostics, Inc.,
3.450%, 6-1-26	1,500	1,504

		5,454

Health Care Supplies – 2.0%
Abbott Laboratories,
3.400%, 11-30-23	1,000	1,017
Humana, Inc.,
2.900%, 12-15-22	5,000	4,991
Medtronic Global Holdings SCA,
3.350%, 4-1-27	2,000	2,052
Medtronic, Inc. (GTD by Medtronic Global Holdings SCA and Medtronic plc),
4.375%, 3-15-35	1,752	1,974
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.400%, 9-23-21	1,000	984

		11,018

Pharmaceuticals – 0.4%
AbbVie, Inc.,
4.500%, 5-14-35	1,400	1,536

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals (Continued)
Perrigo Finance Unlimited Co. (GTD by Perrigo Co. plc),
3.500%, 3-15-21	$1,000	$1,015

		2,551

Total Health Care – 4.8%		26,463
Industrials

Aerospace & Defense – 2.0%
BAE Systems Holdings, Inc.:
3.850%, 12-15-25 (B)	1,500	1,555
4.750%, 10-7-44 (B)	1,000	1,116
Boeing Co. (The),
1.650%, 10-30-20	500	493
General Dynamics Corp.,
1.875%, 8-15-23	3,000	2,876
Huntington Ingalls Industries, Inc.,
3.483%, 12-1-27 (B)	1,000	997
Northrop Grumman Corp.,
3.250%, 1-15-28	2,250	2,253
Rockwell Collins, Inc.,
2.800%, 3-15-22	1,500	1,502

		10,792

Agricultural & Farm Machinery – 0.2%
CNH Industrial N.V.,
3.850%, 11-15-27	1,000	998

Air Freight & Logistics – 1.3%
FedEx Corp.:
3.250%, 4-1-26	1,000	1,007
3.300%, 3-15-27	4,000	4,026
4.400%, 1-15-47	2,000	2,132

		7,165

Airlines – 2.2%
Aviation Capital Group Corp.,
2.875%, 1-20-22 (B)	3,000	2,997
Aviation Capital Group LLC,
3.500%, 11-1-27 (B)	3,000	2,939
Delta Air Lines, Inc.,
2.600%, 12-4-20	5,000	4,984
Sydney Airport Finance,
3.625%, 4-28-26 (B)	1,000	1,010

		11,930

Building Products – 0.3%
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 12-15-21	1,875	1,922

Electrical Components & Equipment – 0.4%
Arrow Electronics, Inc.,
3.250%, 9-8-24	2,500	2,449

Environmental & Facilities Services – 0.4%
Republic Services, Inc.,
3.800%, 5-15-18	1,000	1,007

54	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental & Facilities Services (Continued)
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
2.400%, 5-15-23	$1,000	$980

		1,987

Industrial Conglomerates – 0.5%
3M Co.,
2.875%, 10-15-27	2,000	1,989
Honeywell International, Inc.,
1.850%, 11-1-21	1,000	982

		2,971

Industrial Machinery – 0.6%
Parker Hannifin Corp.,
3.250%, 3-1-27	3,000	3,026

Railroads – 0.2%
Burlington Northern Santa Fe LLC,
3.400%, 9-1-24	1,000	1,036

Total Industrials – 8.1%		44,276
Information Technology

Communications Equipment – 0.1%
L-3 Communications Corp.,
3.850%, 12-15-26	500	514

Data Processing & Outsourced Services – 0.7%
Visa, Inc.:
2.800%, 12-14-22	3,000	3,044
3.150%, 12-14-25	1,000	1,022

		4,066

Electronic Components – 1.2%
Amphenol Corp.,
3.200%, 4-1-24	2,500	2,516
Maxim Integrated Products, Inc.,
3.450%, 6-15-27	3,750	3,767

		6,283

Home Entertainment Software – 0.2%
Activision Blizzard, Inc.,
2.300%, 9-15-21	1,000	987

Internet Software & Services – 0.6%
Alphabet, Inc.,
3.375%, 2-25-24	2,950	3,075

IT Consulting & Other Services – 0.3%
Keysight Technologies, Inc.,
4.600%, 4-6-27	1,500	1,578

Semiconductors – 1.4%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.),
3.125%, 1-15-25 (B)	5,000	4,779

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors (Continued)
Intel Corp.:
3.100%, 7-29-22	$1,000	$1,028
2.875%, 5-11-24	2,000	2,018

		7,825

Systems Software – 1.2%
CA, Inc.,
5.375%, 12-1-19	1,080	1,132
Microsoft Corp.:
2.650%, 11-3-22	2,000	2,014
2.000%, 8-8-23	500	486
2.875%, 2-6-24	3,000	3,043

		6,675

Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.,
2.400%, 5-3-23	4,000	3,958

Total Information Technology – 6.4%		34,961
Materials

Construction Materials – 0.8%
Martin Marietta Materials, Inc.,
3.500%, 12-15-27	4,500	4,465

Diversified Metals & Mining – 0.4%
Anglo American Capital plc:
3.750%, 4-10-22 (B)	1,000	1,016
3.625%, 9-11-24 (B)	1,000	995

		2,011

Fertilizers & Agricultural Chemicals – 0.4%
Mosaic Co. (The),
3.250%, 11-15-22	2,500	2,478

Paper Packaging – 0.9%
Packaging Corp. of America,
3.400%, 12-15-27	1,000	1,002
WestRock Co.,
3.000%, 9-15-24 (B)	4,000	3,964

		4,966

Specialty Chemicals – 0.3%
Methanex Corp.,
5.250%, 3-1-22	1,404	1,489

Total Materials – 2.8%		15,409
Real Estate

Health Care REITs – 0.2%
Health Care REIT, Inc.,
4.000%, 6-1-25	1,300	1,344

Hotel & Resort REITs – 0.7%
Hospitality Properties Trust,
3.950%, 1-15-28	3,700	3,588

Industrial REITs – 0.1%
Aircastle Ltd.,
5.500%, 2-15-22	598	641

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Retail REITs – 0.2%
DDR Corp.,
3.900%, 8-15-24	$1,000	$1,007

Specialized REITs – 2.0%
American Tower Corp.:
3.000%, 6-15-23	2,500	2,493
4.400%, 2-15-26	1,000	1,051
3.125%, 1-15-27	2,500	2,406
Crown Castle International Corp.:
2.250%, 9-1-21	500	492
5.250%, 1-15-23	1,027	1,124
3.200%, 9-1-24	1,250	1,237
4.000%, 3-1-27	2,000	2,044

		10,847

Total Real Estate – 3.2%		17,427
Telecommunication Services

Integrated Telecommunication Services – 1.2%
AT&T, Inc.:
3.900%, 8-14-27	3,000	3,019
4.900%, 8-14-37	250	253
5.650%, 2-15-47	1,000	1,094
Verizon Communications, Inc.:
2.625%, 8-15-26	500	471
4.500%, 8-10-33	1,000	1,048
4.812%, 3-15-39	559	585

		6,470

Wireless Telecommunication Service – 0.3%
Crown Castle Towers LLC,
3.663%, 5-15-25 (B)	1,000	1,017
Sprint Spectrum L.P.,
3.360%, 9-20-21 (B)	938	943

		1,960

Total Telecommunication Services – 1.5%		8,430
Utilities

Electric Utilities – 1.3%
Commonwealth Edison Co.,
3.650%, 6-15-46	500	504
Edison International:
2.125%, 4-15-20	1,000	991
2.950%, 3-15-23	2,000	2,003
Kansas City Power & Light Co.,
6.375%, 3-1-18	1,500	1,511
MidAmerican Energy Co.,
3.950%, 8-1-47	1,000	1,068
Sierra Pacific Power Co.,
2.600%, 5-1-26	1,000	966

		7,043

Multi-Utilities – 3.0%
Dominion Resources, Inc.,
2.750%, 1-15-22	3,000	2,994
Duke Energy Carolinas LLC,
3.750%, 6-1-45	2,000	2,058
Duke Energy Indiana LLC,
3.750%, 5-15-46	1,000	1,025

2017	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities (Continued)
EDP Finance B.V.,
3.625%, 7-15-24 (B)	$1,500	$1,510
Pacific Gas and Electric Co.:
3.300%, 12-1-27 (B)	5,000	4,956
3.950%, 12-1-47 (B)	4,000	3,972

		16,515

Water Utilities – 0.4%
California Water Service Co.,
5.875%, 5-1-19	2,000	2,082

Total Utilities – 4.7%		25,640

TOTAL CORPORATE DEBT SECURITIES – 83.1%		$455,653
(Cost: $451,683)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.1%
MASTR Adjustable Rate Mortgage Trust 2005-1 (Mortgage spread to 10-year U.S. Treasury index),
3.240%, 3-25-35 (C)	1,144	422
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1 (Mortgage spread to 3-year U.S. Treasury index),
3.465%, 2-25-34 (C)	104	9
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC (Mortgage spread to 7-year U.S. Treasury index),
3.420%, 3-25-34 (C)	135	4

		435

TOTAL MORTGAGE-BACKED SECURITIES – 0.1%		$435
(Cost: $1,379)

MUNICIPAL BONDS - TAXABLE
Massachusetts – 0.5%
Cmnwlth of MA, Fed Hwy Grant Anticipation Notes (Accelerated Bridge Prog), Ser 2010A,
4.285%, 12-15-18	2,500	2,551

MUNICIPAL BONDS - TAXABLE (Continued)	Principal	Value
New York – 0.8%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3-1-29 (B)	$3,405	$4,641

Ohio – 0.4%
OH State Univ, Gen Receipts Bonds (Multiyear Debt Issuance Prog), Ser 2016A,
3.798%, 12-1-46	2,000	2,074

Pennsylvania – 0.1%
Cmnwlth of PA, GO Bonds, Third Ser B of 2010 (Federally Taxable - Build America Bonds),
4.750%, 7-15-22	750	793

TOTAL MUNICIPAL BONDS - TAXABLE – 1.8%		$10,059
(Cost: $8,709)

OTHER GOVERNMENT SECURITIES (D)
Canada – 0.6%
Province de Quebec,
7.140%, 2-27-26	2,500	3,151

Spain – 0.6%
Telefonica Emisiones S.A.U.,
4.103%, 3-8-27	3,000	3,099

TOTAL OTHER GOVERNMENT SECURITIES – 1.2%		$6,250
(Cost: $5,750)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.2%
Tennessee Valley Authority,
2.875%, 2-1-27	1,000	1,019

Mortgage-Backed Obligations – 1.5%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
4.341%, 12-25-44 (B)(C)	5,000	5,239
4.400%, 1-25-45 (B)(C)	3,000	3,132
Government National Mortgage Association Agency REMIC/CMO,
0.011%, 6-17-45 (E)	21	—	*

		8,371

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.7%		$9,390
(Cost: $9,373)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 5.0%
U.S. Treasury Bonds,
2.750%, 11-15-47	$3,500	$3,502
U.S. Treasury Notes:
1.375%, 12-15-19	2,000	1,980
2.000%, 10-31-22	5,000	4,956
2.000%, 11-30-22	11,000	10,898
2.125%, 11-30-24	4,000	3,947
2.250%, 11-15-27	2,000	1,971

		27,254

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 5.0%		$27,254
(Cost: $27,360)

SHORT-TERM SECURITIES
Commercial Paper (F) – 2.8%
Hewlett Packard Enterprise Corp.,
1.502%, 1-4-18	4,000	3,999
McCormick & Co., Inc.,
1.901%, 1-3-18	2,500	2,499
Rockwell Automation, Inc.,
1.311%, 1-3-18	3,800	3,799
Walgreens Boots Alliance, Inc.,
1.591%, 1-3-18	5,000	4,999

		15,296

Master Note – 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (A)	2,643	2,643

United States Government Agency Obligations – 0.5%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
1.490%, 1-7-18 (A)	2,771	2,771

TOTAL SHORT-TERM SECURITIES – 3.8%		$20,710
(Cost: $20,712)

TOTAL INVESTMENT SECURITIES – 99.3%		$543,686
(Cost: $538,586)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		3,902

NET ASSETS – 100.0%		$547,588

56	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BOND (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the total value of these securities amounted to $119,802 or 21.9% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(E)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(F)	Rate shown is the yield to maturity at December 31, 2017.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Preferred Stocks	$2,710	$—	$—
Asset-Backed Securities	—	11,225	—
Corporate Debt Securities	—	455,653	—
Mortgage-Backed Securities	—	435	—
Municipal Bonds	—	10,059	—
Other Government Securities	—	6,250	—
United States Government Agency Obligations	—	9,390	—
United States Government Obligations	—	27,254	—
Short-Term Securities	—	20,710	—
Total	$2,710	$540,976	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

REITS = Real Estate Investment Trusts

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	57

MANAGEMENT DISCUSSION	CORE EQUITY

(UNAUDITED)

Erik R. Becker

Gustaf C. Zinn

Below, Erik R. Becker, CFA, and Gustav C. Zinn, CFA, portfolio managers of Ivy VIP Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2017. They have co-managed the Portfolio since 2006. Both have 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Core Equity (Class II shares at net asset value)	20.75%
Benchmark(s) and/or Lipper Category
S&P 500 Index	21.83%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	20.71%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key drivers

The bull market for U.S. equities continued with the S&P 500 Index, the Portfolio’s benchmark, up 21.8% for the year ending December 31, 2017. We believe the reasons for such strong equity market performance were multifaceted, but included accelerated S&P 500 profits (from no growth in 2015-16 to 9% in 2017), improved growth rates outside the U.S. and economic acceleration domestically. While fourth quarter gross domestic product (GDP) numbers have yet to be released, we believe they will show three consecutive quarters of 3%+ real GDP growth, a run not witnessed since this recovery began eight years ago. Equity market gains were broad, with six of the index’s 11 sectors seeing greater than 20% returns for the year. Information technology was the best performing sector in 2017, increasing 39%, followed by materials and consumer discretionary. Energy stood out to the downside as the improved oil price in the second half of the year was met with considerable skepticism given the ease with which domestic producers are able to ramp up new supplies.

For the first time this cycle, it appears that business confidence has improved to the point of finally driving a broad acceleration in capital expenditure levels. At the same time, consumer incomes are healthy with moderate job growth continuing, signs of a slow acceleration in wages and robust wealth effects given strong asset appreciation in housing and financial markets. Importantly, broad-based strength is not limited to the U.S., as other economies continue to see new cycle high levels of industrial and consumer activity, particularly in the eurozone and in China.

Toward the end of the fiscal year, equity markets witnessed a rally spurred by the progress and eventual passage of the most sweeping overhaul of U.S. tax policy in more than 30 years. One of the cornerstones of the new tax legislation was the permanent reduction of the corporate tax rate from 35% to 21%. Many companies celebrated the legislation by announcing wage increases and bonus payments for employees, as well as corporate investment and philanthropic initiatives. We believe this will undoubtedly have a significant economic and market impact in 2018.

CONTRIBUTORS AND DETRACTORS

The Portfolio had positive returns for the period ending December 31, 2017, performing in line with its peer group, but slightly trailed the index. While we expect more, performance was meaningfully improved from the previous two years. Our strategy benefitted from our significant overweight within the information technology sector and our relative underweighting of the more defensive groups such as telecommunication services, real estate and utilities. Declines in our energy holdings during the first half of the year and the late-year performance of consumer discretionary stocks, while rallying upon the passage of the new tax law, detracted from overall performance for the period.

Given our overweight in information technology, it is not surprising that some of the top performers for the period were holdings from this sector. Most notable individual contributors to performance included Alibaba Group Holding Ltd., Adobe Systems, Inc. and Applied Materials, Inc. Conversely, the Portfolio’s most notable detractors for the fiscal year were holdings in the energy sector, including Halliburton Co., Anadarko Pete Corp. and Helmerich & Payne, Inc. Another poor performing holding to relative performance was Newell Brands, a maker of consumer food storage and home organization container products, which failed to meet its growth targets. We exited our positions on Anadarko Pete Corp., Helmerich &

58	ANNUAL REPORT	2017

Payne, Inc. and Newell Brands based on their drag on performance and growth outlook. While a strong performing holding for the period, we believe we had maximized earnings on our position in Alibaba Group Holding Ltd., and exited out of the position on that strength.

OUTLOOK

We believe the economic outlook in the U.S. provides a positive investment backdrop for the Portfolio. As always, we are most focused on broad performance of S&P 500 and Russell 1000 earnings growth, which we believe will accelerate in 2018 relative to a strong 2017. Most importantly, the enactment of new U.S. tax legislation is expected to have an impact on 2018 growth in S&P 500 earnings, with a possible increase of 8-10% per consensus estimates. Largely domestic businesses in sectors such as health care, transportation and financials are likely to have the strongest immediate impact from the new tax legislation, with many companies in this group possibly seeing a 20%+ boost to earnings. Technology firms, while generally more multinational in nature, should also see meaningful earnings benefits though they will be driven more by the opportunity to repatriate large sums of cash to increase share buybacks and dividends. Financial accretion through merger and acquisition activity is also a likely avenue for many tech firms with increased access to their international cash balances. Beyond the immediate impact driven by a lower corporate tax rate, we believe the lower individual tax rates could alone help stimulate U.S. GDP levels as much as 0.5-0.8%. For the first time this cycle, it appears business confidence has improved to the point of finally driving a broad acceleration in capital expenditure levels. At the same time, consumer incomes are healthy with moderate job growth continuing, signs of a slow acceleration in wages and robust wealth effects given strong asset appreciation in housing and financial markets. Importantly, broad-based strength is not limited to the U.S., as other economies continue to see new cycle high levels of industrial and consumer activity, particularly in the eurozone and in China. All told, we believe that U.S. GDP will be closer to the 3% level over the next year than the 2-2.5% trend line through most of this cycle. S&P 500 earnings growth could grow in the high teens, which would be the fastest pace since 2010. With our earnings-driven approach, we believe this provides a relatively fertile backdrop for stock picking.

As one would imagine, financial markets have already factored much of the immediate tax benefits into the valuations of most S&P 500 and Russell 1000 constituents. Largely domestic businesses outperformed more multinational-oriented peers at the end of 2017. For many companies and industries, the immediate benefits of the new tax legislation are likely to be competed away over time. For example, many domestic retailers still have to compete — often for their existence — against the likes of Amazon, Costco, and Walmart. Similarly, domestic telecommunications firms should have difficulty showing bottom line improvement while competing against price-aggressive rivals like Sprint and T-Mobile and new distribution platforms such as YouTube and Netflix. The benefit for banks will likely be limited as they compete against hundreds of domestic rivals on loan or deposit pricing. (In full disclosure, we currently own positions in Amazon.com, Inc. and Costco Wholesale Corp.)

We believe much work has yet to be done in determining the truly sustainable impact of tax reform on American business, and this could provide our strategy significant opportunity going forward. We expect the wave of corporate investment will continue as businesses will choose to use a significant portion of tax savings to invest in their own competitiveness. With capacity utilization still relatively low, much of this investment is likely to be in corporate infrastructure like information technology, wages and personnel. So while not the initial darlings of tax reform, technology stocks could see some of the strongest and lasting effects of tax reform in the coming year, in which case our large overweight position would be poised to benefit.

Beyond information technology, we believe the new tax legislation and robust consumption could have a continued positive effect on the financials sector. While we fully expect some of the immediate benefits of tax reform to be competed away, the Portfolio’s financials holdings could benefit from a tightening economy and further effort to roll back regulations that led to many years of subpar return on equity (ROE) measures in the industry. This spring presents the next opportunity for large banks to request accelerated levels of capital return through the Federal Reserve’s annual “stress test”. Under the Trump Administration, this effort could become increasingly bank-friendly with the possibility of rising payout ratios (buybacks and dividends), providing a catalyst for many banks’ future earnings power and ROEs.

Our top-down convictions are balanced by several bottom-up ideas, where we see more long-term improvement in a company’s earnings power than do other investors. We recently added to our position in Lyondell Basel, a domestic petrochemical manufacturer that should benefit as capacity additions subside and supply/demand turns to a deficit later in 2018. The company has a growing competitive advantage in low cost natural gas delivered by the shale oil/gas boom in the U.S. Another name we like is the asset manager Blackstone, which should benefit from growing retail demand for private equity and other alternative assets, given the limited ability for such investment heretofore. Both Lyondell and Blackstone are more value-oriented investments for our core strategy.

Finally, we believe the overall environment for our strategy continues to improve with prospects for accelerated U.S. growth, continued movement higher in market interest rates, declining levels of central bank intervention in global bond

2017	ANNUAL REPORT	59

markets, and strong corporate earnings growth. These factors, we believe, will lead to highly differentiated sector moves that should present opportunities for earnings-focused strategies like ours. Further, we believe these factors will outweigh trends (both regulatory and performance-related) that favor further gains in passive investment flows.

We remain watchful for developments that could have a negative effect on financial markets and our Portfolio, which at the moment has a positive cyclical tilt and some momentum characteristics, particularly in information technology. We think the most likely source of future volatility could be any signs that policymakers in the U.S. and overseas are “behind the curve” in battling an acceleration in inflation. In most businesses cycles, tightening monetary conditions generally set the stage for a reduction in future growth rates and even recessionary conditions. However, inflation appears well-contained at the moment. As always, we will work to drive positive returns over the next 12 months and look forward to our next update.

Past performance is no guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based.

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy VIP Core Equity.

60	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	CORE EQUITY

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.4%
Information Technology	34.5%
Financials	17.4%
Industrials	11.3%
Health Care	10.6%
Consumer Staples	8.5%
Consumer Discretionary	7.1%
Energy	5.5%
Materials	4.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.6%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Morgan Stanley	Financials	Investment Banking & Brokerage
PayPal, Inc.	Information Technology	Data Processing & Outsourced Services
Alphabet, Inc., Class A	Information Technology	Internet Software & Services
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Bank of America Corp.	Financials	Diversified Banks
Blackstone Group L.P. (The)	Financials	Asset Management & Custody Banks
Airbus SE	Industrials	Aerospace & Defense

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	61

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	CORE EQUITY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	20.75%
5-year period ended 12-31-17	12.74%
10-year period ended 12-31-17	7.95%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

62	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	CORE EQUITY (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 2.0%
Magna International, Inc.	159	$9,028

Home Improvement Retail – 2.2%
Home Depot, Inc. (The)	51	9,703

Internet & Direct Marketing Retail – 1.7%
Amazon.com, Inc. (A)	7	7,718

Leisure Facilities – 1.2%
Vail Resorts, Inc.	24	5,057

Total Consumer Discretionary – 7.1%		31,506
Consumer Staples

Brewers – 1.1%
Molson Coors Brewing Co., Class B	61	4,981

Hypermarkets & Super Centers – 2.1%
Costco Wholesale Corp.	50	9,235

Packaged Foods & Meats – 1.0%
Kraft Foods Group, Inc.	55	4,269

Soft Drinks – 2.3%
Monster Beverage Corp. (A)	161	10,190

Tobacco – 2.0%
Philip Morris International, Inc.	84	8,924

Total Consumer Staples – 8.5%		37,599
Energy

Oil & Gas Exploration & Production – 5.5%
Cimarex Energy Co.	67	8,166
ConocoPhillips	61	3,321
EOG Resources, Inc.	87	9,367
Pioneer Natural Resources Co.	22	3,768

		24,622

Total Energy – 5.5%		24,622
Financials

Asset Management & Custody Banks – 2.6%
Blackstone Group L.P. (The)	359	11,498

Diversified Banks – 2.6%
Bank of America Corp.	390	11,516

Financial Exchanges & Data – 2.1%
CME Group, Inc.	64	9,274

Investment Banking & Brokerage – 4.9%
Charles Schwab Corp. (The)	149	7,654
Morgan Stanley	275	14,409

		22,063

Other Diversified Financial Services – 5.2%
Citigroup, Inc.	130	9,673
JPMorgan Chase & Co.	127	13,528

		23,201

Total Financials – 17.4%		77,552

COMMON STOCKS (Continued)	Shares	Value
Health Care

Biotechnology – 0.8%
Alexion Pharmaceuticals, Inc. (A)	30	$3,574

Health Care Equipment – 1.3%
Intuitive Surgical, Inc. (A)	16	5,693

Managed Health Care – 4.9%
Cigna Corp.	42	8,449
UnitedHealth Group, Inc.	61	13,360

		21,809

Pharmaceuticals – 3.6%
Eli Lilly and Co.	103	8,683
Zoetis, Inc.	100	7,211

		15,894

Total Health Care – 10.6%		46,970
Industrials

Aerospace & Defense – 5.9%
Airbus SE (B)	109	10,873
Lockheed Martin Corp.	24	7,545
United Technologies Corp.	62	7,896

		26,314

Construction Machinery & Heavy Trucks – 1.5%
WABCO Holdings, Inc. (A)	45	6,458

Railroads – 1.6%
Norfolk Southern Corp.	51	7,346

Trucking – 2.3%
J.B. Hunt Transport Services, Inc.	90	10,371

Total Industrials – 11.3%		50,489
Information Technology

Application Software – 2.3%
Adobe Systems, Inc. (A)	58	10,199

Data Processing & Outsourced Services – 6.9%
MasterCard, Inc., Class A	50	7,634
PayPal, Inc. (A)	189	13,899
Visa, Inc., Class A	79	9,008

		30,541

Electronic Manufacturing Services – 1.4%
TE Connectivity Ltd.	65	6,178

Home Entertainment Software – 1.6%
Electronic Arts, Inc. (A)	67	7,081

Internet Software & Services – 4.9%
Alphabet, Inc., Class A (A)	13	13,589
Facebook, Inc., Class A (A)	47	8,348

		21,937

Semiconductor Equipment – 3.9%
Applied Materials, Inc.	184	9,416

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment (Continued)
ASML Holding N.V., NY Registry Shares	46	$7,961

		17,377

Semiconductors – 4.0%
Analog Devices, Inc.	93	8,297
Broadcom Corp., Class A	37	9,454

		17,751

Systems Software – 5.0%
Microsoft Corp.	260	22,232

Technology Hardware, Storage & Peripherals – 4.5%
Apple, Inc.	119	20,071

Total Information Technology – 34.5%		153,367
Materials

Commodity Chemicals – 2.3%
LyondellBasell Industries N.V., Class A	93	10,271

Diversified Chemicals – 2.2%
Dow Chemical Co. (The)	134	9,565

Total Materials – 4.5%		19,836

TOTAL COMMON STOCKS – 99.4%		$441,941
(Cost: $364,012)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 0.5%
Corporacion Andina de Fomento,
1.740%, 1-2-18	$2,259	2,259

Master Note – 0.2%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (D)	1,007	1,007

TOTAL SHORT-TERM SECURITIES – 0.7%		$3,266
(Cost: $3,266)

TOTAL INVESTMENT SECURITIES – 100.1%		$445,207
(Cost: $367,278)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(428)

NET ASSETS – 100.0%		$444,779

2017	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	CORE EQUITY (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Rate shown is the yield to maturity at December 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at December 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	9,325	U.S. Dollar	10,885	1-5-18	Citibank N.A.	$—	$306

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$31,506	$—	$—
Consumer Staples	37,599	—	—
Energy	24,622	—	—
Financials	77,552	—	—
Health Care	46,970	—	—
Industrials	39,616	10,873	—
Information Technology	153,367	—	—
Materials	19,836	—	—
Total Common Stocks	$431,068	$10,873	$—
Short-Term Securities	—	3,266	—
Total	$431,068	$14,139	$—
Liabilities
Forward Foreign Currency Contracts	$—	$306	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

64	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	DIVIDEND OPPORTUNITIES

(UNAUDITED)

Christopher J. Parker

Below, Christopher J. Parker, CFA, portfolio manager of Ivy VIP Dividend Opportunities, discusses positioning, performance and results for the fiscal year ended December 31, 2017. He has managed the Portfolio since 2014, and has 22 years of industry experience.

Fiscal year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Dividend Opportunities (Class II shares at net asset value)	15.56%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	21.69%
(Generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	15.23%
(Generally reflects the performance of the universe of Portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key Drivers

Over the past three seasons, the NBA’s Golden State Warriors have experienced a prolific run of success. They have won more than 80% of their games over that time, something the dynastic Chicago Bulls, Los Angeles Lakers and Boston Celtics teams of the past were unable to accomplish. At times it looked as though the Warriors performed on a completely different plane of existence. The team performed at such a high level that when they lost, it was noteworthy. For most games, the question was not would they win — it was how large was the margin of victory. Information technology stocks, specifically those oriented toward cloud-based business models, were the 2017 stock market version of the Golden State Warriors. The performance of information technology holdings nearly doubled the overall market and vastly outperformed all other areas. In 2017, it truly was cloud and digital followed by everything else. While the sector’s performance is noteworthy, it also arguably underplays the more far-reaching impact that technology is having on businesses. The combination of data gathering, computing power and connectivity is driving profound change in how businesses interact with customers across the full spectrum of business activities. How businesses market and build brands, deliver products and value, and even provide incremental post service support and services are changing in dramatic fashion. In some areas this is becoming table stakes, while in other cases early adoption and more effective development of capabilities is driving substantive change in competitive position and returns. Understanding and navigating risks and opportunities vis-à-vis cloud computing and artificial intelligence is critical for nearly every business and for nearly every investment — and in some cases provide opportunities in unexpected places. Along with this revolution comes upheaval. Over time technology will allow for greater productivity and higher standards of living. However, during the transition some workers, groups and businesses fall by the wayside as they are not able to maintain their respective competitive position or value proposition. Going forward, how to avoid the unforeseen adverse impact of this evolution in all its forms is likely to be just as important as how to find the winners in our view.

At the end of 2017, we can’t help but think back over the past decade. It seems 2017 was a turning point in that global synchronized growth is a point of discussion again. Fewer economies are potential sources of weakness or disruption than at any point in the last decade. Ten years ago, global economic growth was still robust, though slowing from a period of supernormal growth. The U.S. economy was showing the initial signs of a deceleration that would eventually turn into the Global Financial Crisis. Since then, we have seen unprecedented central bank actions to keep the global economy from the abyss. Hopes for a robust recovery faded and the world settled into an environment of “lower for longer”, both in terms of growth and interest rates. This view drove substantial relative revaluations upward in safer sectors and downward in other areas. Consumer balance sheets were gradually repaired, while weaker sovereign balance sheets were triaged and put on a path to normalization. The specter of the last downturn loomed large, weighing heavily on corporate confidence and spending. We recently met with a well-known economist and strategist whose career equals or exceeds the lifespan of many working on Wall Street. We discussed what seems to have changed over the past year. Was it the Trump Administration’s policies or conditions in Europe improving that triggered this run? He put it more simply: Sometimes it takes a long time to forget how bad things were and to remember how good things can be. Whatever the reason, the truth is a broad recovery is unfolding that is fueling solid growth, aided from a corporate earnings perspective by the U.S. tax overhaul legislation. This was a key driver of performance in divergences in 2017. We believe this trend should continue into 2018, though it will not likely be as smoothly upward in the future as it has been in the recent past.

2017	ANNUAL REPORT	65

Contributors and detractors

The Russell 1000 Index increased nearly 22% during the period ending December 31, 2017. The Portfolio had positive returns for the period, performing in line with its peer group, but trailed the index. Information technology was the best performing sector in the index, as a variety of very large capitalization companies performed extremely well on cloud computing and digital mega-trends. Materials was the second best performing sector, driven by a combination of solid global growth and a view that China is rationalizing uneconomic supply in a variety of areas within the sector. This effort appears to be a part of a large program to tighten up environmental performance and to restructure under-performing segments of the Chinese economy. Consumer discretionary shares also outperformed, though if one were to remove Amazon.com, Inc. from this group, then the segment performed in line with the index. Health care also slightly outperformed.

The weakest performing sectors were generally those that benefitted the most in the “lower for longer” environment either from a valuation point of view or relative growth perspective. These include telecommunication services, utilities, real estate and consumer staples. The sole exception was energy, which performed poorly in spite of improvements in the commodity. The sector’s physical commodity has shown signs of normalization after a period of under-investment due to low prices. However, equity investors are unwilling to capitalize higher prices into returns and valuations given the largely undisciplined nature in which operators have reacted to higher prices in the last few years.

From a sector allocation perspective, the Portfolio was helped the most by its overweight in materials and underweight in telecommunication services, while performance was hurt by an overweight position in energy and underweight position in information technology. Many of the information technology stocks in the benchmark do not pay dividends; adjusting for this factor causes the Portfolio’s sector allocation and stock selection to appear more in-line with the benchmark. From a sector stock selection point of view, performance was strongest in energy and consumer staples, and weakest in financials, information technology (more in-line when adjusting for dividends as noted above) and industrials.

From a single stock perspective, the Portfolio’s positions in Microsoft Corp., Lockheed Martin Corp., Home Depot, Inc., Harris Corp., and DowDupont, Inc. were the greatest positive contributors to relative performance. Apple, Inc., Amazon, Facebook, Inc., Alphabet, Inc. and Boeing Company were all positive contributors to the Portfolio’s benchmark, but these holdings were not held by the Portfolio due to the fact they did not produce dividends at a sufficient level, thus hurt the Portfolio’s performance compared to the benchmark. Uniti Group, Inc., Omnicom Group, Inc. and American International Group, Inc. were the largest detractors to relative performance of stocks the Portfolio owned during the year. We have since exited our position in Uniti Group, Inc.

Outlook

Our outlook for economic growth and corporate earnings remains positive. The overall outlook for global growth remains favorable with the U.S. economy generating solid growth while overseas economies show continued signs of expansion. The reduction in U.S. corporate taxes provides a one-time lift in the level of earnings, which we believe is now mostly reflected in stock prices. We are already seeing signs that this corporate tax cut will get invested into wages in the form of numerous announcements by employers regarding wage increases and “bonus” payments to employees from this reduction in the corporate tax burden. Thus, the tax cut is effectively acting as a stimulus package for many American workers. We believe these wages will drive consumption and thus help economic growth. Additionally, the lower tax rate improves the after-tax returns of many projects and investments — which should, at the margin, allow for additional capital expenditures by businesses and also have the potential to fuel a virtuous circle of greater investment leading to greater confidence which in turn leads to greater investment. We do not believe this would have a substantial impact on growth in any given period, but could serve to improve the duration of the expansion. To the extent that investors believe the expansion can persist for a longer than expected period, they likely would be willing to attach a higher multiple to current earnings and thus fuel further appreciation from current levels.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investments.

Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Dividend Opportunities.

66	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	DIVIDEND OPPORTUNITIES

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	94.8%
Financials	16.7%
Industrials	15.2%
Information Technology	14.2%
Health Care	11.4%
Energy	8.9%
Materials	8.6%
Consumer Discretionary	6.6%
Consumer Staples	5.3%
Real Estate	4.2%
Utilities	3.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.2%

Top 10 Equity Holdings

Company	Sector	Industry
Wells Fargo & Co.	Financials	Diversified Banks
Pfizer, Inc.	Health Care	Pharmaceuticals
Chevron Corp.	Energy	Integrated Oil & Gas
Microsoft Corp.	Information Technology	Systems Software
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Exelon Corp.	Utilities	Electric Utilities
Suncor Energy, Inc.	Energy	Integrated Oil & Gas
United Technologies Corp.	Industrials	Aerospace & Defense
Dow Chemical Co. (The)	Materials	Diversified Chemicals
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	67

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DIVIDEND OPPORTUNITIES

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	15.56%
5-year period ended 12-31-17	11.50%
10-year period ended 12-31-17	5.04%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

68	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	DIVIDEND OPPORTUNITIES (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Advertising – 1.2%
Omnicom Group, Inc.	89	$6,489

Cable & Satellite – 0.7%
Comcast Corp., Class A	94	3,781

Home Improvement Retail – 3.6%
Home Depot, Inc. (The)	100	18,991

Restaurants – 1.1%
McDonalds Corp.	33	5,757

Total Consumer Discretionary – 6.6%		35,018
Consumer Staples

Brewers – 0.9%
Anheuser-Busch InBev S.A. ADR	43	4,758

Personal Products – 1.6%
Unilever plc (A)	153	8,475

Tobacco – 2.8%
Philip Morris International, Inc.	139	14,729

Total Consumer Staples – 5.3%		27,962
Energy

Integrated Oil & Gas – 7.8%
Chevron Corp.	175	21,940
Suncor Energy, Inc.	530	19,447

		41,387

Oil & Gas Storage & Transportation – 1.1%
Enterprise Products Partners L.P.	210	5,562

Total Energy – 8.9%		46,949
Financials

Diversified Banks – 5.1%
Wells Fargo & Co.	443	26,892

Life & Health Insurance – 3.3%
MetLife, Inc.	342	17,272

Multi-Line Insurance – 1.4%
American International Group, Inc.	126	7,507

Other Diversified Financial Services – 3.9%
JPMorgan Chase & Co.	192	20,582

Regional Banks – 3.0%
KeyCorp	770	15,528

Total Financials – 16.7%		87,781
Health Care

Health Care Equipment – 1.4%
Medtronic plc	89	$7,160

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 10.0%
Eli Lilly and Co.	143	12,107
Johnson & Johnson	112	15,705
Pfizer, Inc.	695	25,184

		52,996

Total Health Care – 11.4%		60,156
Industrials

Aerospace & Defense – 7.1%
Lockheed Martin Corp.	58	18,493
United Technologies Corp.	150	19,167

		37,660

Building Products – 1.8%
Johnson Controls, Inc.	251	9,575

Construction Machinery & Heavy Trucks – 1.5%
PACCAR, Inc.	108	7,641

Electrical Components & Equipment – 3.9%
Eaton Corp.	178	14,087
Schneider Electric S.A. (A)	77	6,537

		20,624

Railroads – 0.9%
Union Pacific Corp.	33	4,478

Total Industrials – 15.2%		79,978
Information Technology

Communications Equipment – 2.1%
Harris Corp.	79	11,176

Data Processing & Outsourced Services – 1.7%
Paychex, Inc.	136	9,252

Semiconductors – 6.4%
Analog Devices, Inc.	82	7,265
Cypress Semiconductor Corp.	374	5,693
Intel Corp.	274	12,655
QUALCOMM, Inc.	125	7,977

		33,590

Systems Software – 4.0%
Microsoft Corp.	246	21,004

Total Information Technology – 14.2%		75,022
Materials

Diversified Chemicals – 5.4%
Dow Chemical Co. (The)	268	19,102
Eastman Chemical Co.	103	9,537

		28,639

Industrial Gases – 1.1%
Air Products and Chemicals, Inc.	35	$5,747

COMMON STOCKS (Continued)	Shares	Value
Paper Packaging – 2.1%
International Paper Co.	187	10,835

Total Materials – 8.6%		45,221
Real Estate

Industrial REITs – 2.0%
ProLogis, Inc.	158	10,170

Specialized REITs – 2.2%
Crown Castle International Corp.	72	7,998
Life Storage, Inc.	41	3,670

		11,668

Total Real Estate – 4.2%		21,838
Utilities

Electric Utilities – 3.7%
Exelon Corp.	499	19,671

Total Utilities – 3.7%		19,671

TOTAL COMMON STOCKS – 94.8%		$499,596
(Cost: $406,117)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 4.2%
Archer Daniels Midland Co.,
1.720%, 1-10-18	$5,000	4,998
CVS Health Corp.,
1.731%, 1-9-18	3,000	2,998
McCormick & Co., Inc.,
1.771%, 1-4-18	5,000	4,998
Northern Illinois Gas Co.,
1.711%, 1-3-18	3,000	2,999
River Fuel Trust #1 (GTD by Bank of Nova Scotia),
1.630%, 1-31-18	5,000	4,993
Sonoco Products Co.,
1.700%, 1-2-18	1,251	1,251

		22,237

Master Note – 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (C)	2,532	2,532

Municipal Obligations – 0.5%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by FNMA) (BVAL plus 10 bps),
1.650%, 1-7-18 (C)	2,750	2,750

TOTAL SHORT-TERM SECURITIES – 5.2%		$27,519
(Cost: $27,522)

2017	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS	DIVIDEND OPPORTUNITIES (in thousands)

DECEMBER 31, 2017

Value

TOTAL INVESTMENT SECURITIES – 100.0%	$527,115
(Cost: $433,639)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%	130

NET ASSETS – 100.0%	$527,245

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	Rate shown is the yield to maturity at December 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$35,018	$—	$—
Consumer Staples	19,487	8,475	—
Energy	46,949	—	—
Financials	87,781	—	—
Health Care	60,156	—	—
Industrials	73,441	6,537	—
Information Technology	75,022	—	—
Materials	45,221	—	—
Real Estate	21,838	—	—
Utilities	19,671	—	—
Total Common Stocks	$484,584	$15,012	$—
Short-Term Securities	—	27,519	—
Total	$484,584	$42,531	$—

During the year ended December 31, 2017, securities totaling $5,825 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	ENERGY

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy VIP Energy, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Ginther has managed the Portfolio since its inception in 2006 and has 22 years of industry experience. Mr. Wolverton was named a portfolio manager on the Portfolio in October 2016. He previously had been assistant portfolio manager since 2013. He has 13 years of industry experience.

Fiscal year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Energy (Class II shares at net asset value)	-12.64%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	-2.05%
(generally reflects the performance of stocks that represent the energy market)
Lipper Variable Annuity Natural Resources Funds Universe Average	2.87%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Focus on oil supply

Global equity markets generally had positive returns in 2017, driven by sustained positive global economic growth which resulted in strong corporate earnings. The economic cycle expanded abroad and global equity markets, led by emerging markets, outperformed the robust returns of the U.S. equity market. The U.S. dollar weakened significantly, giving way to a global bull market.

The Organization of Petroleum Exporting Countries (OPEC) plus Russia and nine other producers in November 2017 agreed to extend their agreement — first reached in November 2016 — to reduce crude oil production quotas. The new agreement extends through 2018.

Energy underperformed the market for the fiscal year despite improving oil fundamentals and increases in U.S. crude oil prices for the year. The oil market was more concerned with the rate of U.S. production growth as oil prices moved higher, whether OPEC would comply with its production quotas and the potential for oil demand destruction from electric vehicles.

U.S. oil supply started to grow during the fiscal year, led by output from the Permian Basin shale oil areas, and oil prices started to recover. Geopolitical issues become more of a concern as supply and demand were in a deficit by the year’s end. Global oil inventories declined in 2017 because of stronger-than-expected worldwide demand and OPEC’s adherence to its production cut agreement.

In December, the U.S. Federal Reserve (Fed) made the third interest rate hike of the calendar year by increasing the target for the fed funds rate to a range of 1.25-1.50%. The Fed also reaffirmed the potential for as many as three more rate increases in 2018.

Less defensive than benchmark index

The Portfolio had a negative return for the fiscal year, underperforming the negative return of its benchmark index and the positive return of its Lipper Universe Average.

The Portfolio in general is positioned in companies that are less defensive than those in the benchmark index, primarily because the portfolio managers believe that oil prices are in a long-term upcycle. This positioning hurt performance relative to the benchmark during the fiscal year because oil prices took a step back from the advances they had made beginning in early 2016.

The Portfolio’s five greatest contributors to performance relative to the benchmark in the fiscal year were RPC, Inc., Diamondback Energy, Inc., Continental Resources, Inc., WEX, Inc., and an underweight position in ExxonMobil. ExxonMobil was not a holding of the Portfolio at year end.

The five greatest detractors to relative performance were US Silica Holdings, Inc., Chevron Corp. (via an underweight versus the benchmark), Superior Energy Services, Inc., Nabors Industries, Ltd., and Oasis Petroleum LLC.

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Supply/demand on ongoing focus

We believe the market is in the early stages of a cyclical recovery as oil fundamentals have begun to improve. Worldwide oil inventories continue to fall; demand has been better than expected, supply growth has been constrained by lower oil prices and compliance by OPEC with its output quotas remains high. But we believe OPEC in 2018 will have to bring back the oil from its production cuts.

Oil demand and supply are in deficit now as inventory drawdowns remain strong. We believe higher oil prices are needed to prompt growth in worldwide production. We also think U.S. shale oil production will be the major source of supply growth to meet demand.

Capital discipline by U.S. producers and oil services bottlenecks remain a concern related to how fast the U.S. can grow oil production.

Our outlook has not changed, as we believe we are in the early stages of a cyclical recovery. Demand was the biggest surprise in the fourth quarter of 2017, and was led by improvement in emerging markets. We expect global economic growth to continue in 2018.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Energy.

72	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	ENERGY

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Energy	96.3%
Information Technology	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Country Weightings

North America	92.6%
United States	90.5%
Other North America	2.1%
Europe	5.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Continental Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
RPC, Inc.	United States	Energy	Oil & Gas Equipment & Services
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Parsley Energy, Inc., Class A	United States	Energy	Oil & Gas Exploration & Production
Diamondback Energy, Inc.	United States	Energy	Oil & Gas Exploration & Production
Concho Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Patterson-UTI Energy, Inc.	United States	Energy	Oil & Gas Drilling

See your advisor or www.waddell.com for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	73

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ENERGY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-17	—	-12.64%
5-year period ended 12-31-17	—	0.90%
10-year period ended 12-31-17	—	-1.17%
Since Inception of Class(3) through 12-31-17	1.55%	—

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

74	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	ENERGY (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 4.0%
Chevron Corp.	19	$2,410
Royal Dutch Shell plc, Class A (A)	71	2,353
Suncor Energy, Inc.	54	1,994

		6,757

Oil & Gas Drilling – 3.9%
Patterson-UTI Energy, Inc.	227	5,218
Transocean, Inc. (B)	120	1,281

		6,499

Oil & Gas Equipment & Services – 31.7%
Baker Hughes, Inc.	80	2,525
C&J Energy Services, Inc. (B)	117	3,924
Core Laboratories N.V.	31	3,347
Forum Energy Technologies, Inc. (B)	275	4,278
Halliburton Co.	165	8,041
Hi-Crush Partners L.P.	198	2,123
Keane Group, Inc. (B)	126	2,393
RPC, Inc.	295	7,529
Schlumberger Ltd.	101	6,827
Solaris Oilfield Infrastructure, Inc., Class A (B)	69	1,475
Superior Energy Services, Inc. (B)	374	3,597
U.S. Silica Holdings, Inc.	141	4,592
Weatherford International Ltd. (B)	679	2,832

		53,483

Oil & Gas Exploration & Production – 47.3%
Anadarko Petroleum Corp.	63	3,371
Cimarex Energy Co.	42	5,179
Concho Resources, Inc. (B)	38	5,776
Continental Resources, Inc. (B)	174	9,220
Devon Energy Corp.	122	5,047
Diamondback Energy, Inc. (B)	48	6,054
EOG Resources, Inc.	71	7,672
Laredo Petroleum Holdings, Inc. (B)	75	795
Marathon Oil Corp.	220	3,731
Newfield Exploration Co. (B)	122	3,856
Oasis Petroleum LLC (B)	444	3,738
Parsley Energy, Inc., Class A (B)	206	6,065
Pioneer Natural Resources Co.	35	6,067
RSP Permian, Inc. (B)	125	5,089
Whiting Petroleum Corp. (B)	120	3,173
WPX Energy, Inc. (B)	349	4,908

		79,741

Oil & Gas Refining & Marketing – 4.0%
Marathon Petroleum Corp.	38	2,494
Phillips 66	33	3,312
Valero Energy Corp.	10	873

		6,679

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Storage & Transportation – 5.4%
Enbridge, Inc.	36	$1,424
Energy Transfer Partners L.P.	95	1,696
Enterprise Products Partners L.P.	96	2,537
MPLX L.P.	25	875
Phillips 66 Partners L.P.	17	866
Tallgrass Energy GP L.P., Class A	67	1,721

		9,119

Total Energy – 96.3%		162,278
Information Technology

Data Processing & Outsourced Services – 2.2%
Wright Express Corp. (B)	26	3,707

Total Information Technology – 2.2%		3,707

TOTAL COMMON STOCKS – 98.5%		$165,985
(Cost: $159,074)

SHORT-TERM SECURITIES	Principal
Master Note – 1.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (C)	$2,662	2,662

TOTAL SHORT-TERM SECURITIES – 1.6%		$2,662
(Cost: $2,662)

TOTAL INVESTMENT SECURITIES – 100.1%		$168,647
(Cost: $161,736)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(127)

NET ASSETS – 100.0%		$168,520

2017	ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS	ENERGY (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$159,925	$2,353	$—
Information Technology	3,707	—	—
Total Common Stocks	$163,632	$2,353	$—
Short-Term Securities	—	2,662	—
Total	$163,632	$5,015	$—

During the year ended December 31, 2017, securities totaling $2,865 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

Country Diversification
(as a % of net assets)
United States	90.5%
Switzerland	2.5%
Canada	2.1%
Netherlands	2.0%
United Kingdom	1.4%
Other+	1.5%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

76	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	GLOBAL BOND

(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of Ivy VIP Global Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Beischel has been a manager of the Portfolio since the Portfolio’s inception in 2010 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2017
Ivy VIP Global Bond (Class II shares at net asset value)	4.27%
Benchmark(s) and/or Lipper Category
Bloomberg Barclays Multiverse Index	7.68%
(generally reflects the performance of the global bond market)
Lipper Variable Annuity Global Income Funds Universe Average	5.52%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Performance

Ivy VIP Global Bond underperformed its Lipper average and the Bloomberg Barclays Multiverse Index for the fiscal year ended December 31, 2017. The Portfolio’s relative performance versus the benchmark and Lipper average was negatively impacted by the large weighting in the U.S. dollar. The U.S. dollar weakened over the course of the fiscal year versus the other major currencies. The Fund had a 98% weighting in the U.S. dollar and its lack of exposure in the euro, British pound and Japanese yen hurt its performance, as those currencies appreciated 14.15%, 9.51% and 3.80%, respectively, against the dollar with the market anticipating a less accommodative European Central Bank (ECB), Bank of England (BOE) and Bank of Japan (BOJ).

The Portfolio’s large weighting in corporate credit enhanced the relative performance, as the surprise victory in the U.S. Presidential election sent major reverberations throughout the fixed income markets. Trump’s pro-growth policies on fiscal stimulus, tax reforms, and reduced regulations allowed credit spreads to tighten with renewed hope of “animal spirits” being released, which we believe should translate into better economic growth. The Portfolio benefited from tightening credit spreads, with 69% of its assets in corporate credit.

Improving Global Climate

Renewed U.S. tax reform discussions supported another leg up in risk assets in September with credit spreads sitting well below their average levels. The Federal Reserve (Fed)’s three rate hikes during 2017 in March, June and December have been followed up with the introduction of new details for balance sheet normalization. In October the drawdown was initially capped at $10 billion per month and will increase by $10 billion quarterly until it reaches $50 billion per month. In foreign currency, the trade-weighted U.S. dollar weakened during the year but has recently stabilized, as the market anticipates a more hawkish Fed in 2018.

The ECB announced its quantitative easing tapering at its October meeting. The program will start in January 2018. The era of lower rates, including negative rates and an ever-expanding balance sheet, appears to be starting to wind down as central banks become less accommodating.

The BOJ stood idle and did not provide any future guidance in a change in direction with its monetary policy of targeting interest rates. Inflation forecasts suggest that while the BOJ might have overcome deflation, their 2% goal is still not on the horizon.

China’s State Council announced the implementation of a targeted reserve requirement ratio cut to commercial banks to support small businesses and to counteract the slowdown in growth in the third quarter. The People’s Bank of China is making some pre-emptive moves that seek to reduce the risk of a more severe slowdown.

Seeking low volatility

Amid this volatility, we are currently maintaining a low duration in the Portfolio and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the Portfolio to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments.

2017	ANNUAL REPORT	77

We continue to focus on maintaining what we believe to be proper diversification for the Portfolio. The Portfolio has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe will reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Portfolio’s currency exposure remains overwhelmingly in the U.S. dollar. We believe there will be better opportunities to add foreign currency bonds to the Portfolio going forward, especially in the emerging markets.

We continue to search for value in the corporate bond space. Some of the best returns have been, and we think will continue to be, from emerging market bonds. We believe that there will be more opportunities to redeploy liquidity due to the volatility associated with Washington’s politics and the Fed’s normalization of interest rates.

Looking ahead

We expect global growth to continue to increase over the course of the year. The negative impact from the Great Recession appears to have finally moderated. We think this backdrop, combined with a significant corporate tax cut and a rising capacity utilization rate, should support this growth.

Inflationary pressures are likely to stay subdued, which means that yields are unlikely to rise excessively. With subdued inflationary dynamics, changes in global rates have become more about monetary policy shifts rather than inflation expectations. We expect Central Banks to continue to normalize their policies, driven by solid growth and easy financial conditions, amid downside risks to inflation.

We anticipate the shape of the yield curve to continue to remain flat with the Federal Open Market Committee’s intention of raising short term rates and little inflationary pressures on the long end of the curve.

A comprehensive deal regarding Brexit before the U.K.’s economy loses steam seems unlikely. Delayed investment by companies and the negative impact on consumption should drive the economic slowdown.

Adjustments to the BOJ’s yield curve control may happen sooner than generally expected, as Japan’s economy has been showing signs of increasing labor-market tightness.

Emerging market risk aversion has been consistently declining year to date. With attitudes to emerging markets improving, valuations are becoming less attractive even though macro conditions remain firm. Concerns about rewriting the U.S rules of engagement in global trade have investors concerned.

The U.S. budget deficits are on the rise and will continue with President Trump’s pro-growth policies. Treasury supply should increase commensurate and will likely be funded largely through T-bill issuance that will be absorbed by new government money market funds, as well as incremental demand from Japanese investors searching for yield.

Past performance is no guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (GinnieMae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy VIP Global Bond.

78	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	GLOBAL BOND

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	2.7%
Financials	0.9%
Energy	0.8%
Information Technology	0.5%
Utilities	0.5%
Bonds	96.0%
Corporate Debt Securities	53.4%
United States Government and Government Agency Obligations	27.3%
Other Government Securities	15.0%
Loans	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.3%

Quality Weightings

Investment Grade	64.7%
AA	29.4%
A	8.8%
BBB	26.5%
Non-Investment Grade	31.3%
BB	22.0%
B	7.3%
CCC	1.5%
Non-rated	0.5%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	4.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	51.7%
United States	46.2%
Mexico	4.2%
Other North America	1.3%
Europe	20.2%
United Kingdom	7.0%
Luxembourg	3.5%
Other Europe	9.7%
South America	11.2%
Brazil	4.2%
Other South America	7.0%
Pacific Basin	7.2%
Other	4.6%
Bahamas/Caribbean	2.7%
Middle East	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.3%

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	79

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GLOBAL BOND

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	4.27%
5-year period ended 12-31-17	2.06%
10-year period ended 12-31-17	—
Since Inception of Portfolio(3) through 12-31-17	2.25%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

80	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Netherlands

Energy – 0.7%
Royal Dutch Shell plc, Class A	5	$156

Total Netherlands – 0.7%		$156
Panama

Financials – 0.9%
Banco Latinoamericano de Comercio Exterior S.A.	8	214

Total Panama – 0.9%		$214
United Kingdom

Energy – 0.1%
Seadrill Partners LLC	4	14

Total United Kingdom – 0.1%		$14
United States

Information Technology – 0.5%
Intel Corp.	3	115

Utilities – 0.5%
PPL Corp.	4	112

Total United States – 1.0%		$227

TOTAL COMMON STOCKS – 2.7%		$611
(Cost: $606)

CORPORATE DEBT SECURITIES	Principal
Argentina

Energy – 0.4%
Pan American Energy LLC
7.875%, 5-7-21	$100	108

Total Argentina – 0.4%		$108
Austria

Consumer Staples – 0.8%
ESAL GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
6.250%, 2-5-23 (A)	200	190

Total Austria – 0.8%		$190
Bahrain

Financials – 1.1%
HDFC Bank Ltd.
3.000%, 3-6-18	250	250

Total Bahrain – 1.1%		$250
Brazil

Consumer Staples – 0.9%
Cosan Ltd.
5.950%, 9-20-24 (A)	200	205

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy – 0.0%
Lancer Finance Co. (SPV) Ltd.
5.850%, 12-12-16 (A)(B)	$15	$—	*

Financials – 0.0%
Banco Cruzeiro do Sul S.A.
7.000%, 7-8-13 (B)	96	5

Materials – 1.1%
Fibria Overseas Finance Ltd.
4.000%, 1-14-25	150	149
Vale Overseas Ltd.:
4.625%, 9-15-20	50	53
6.250%, 8-10-26	50	58

		260

Total Brazil – 2.0%		$470
British Virgin Islands

Energy – 0.2%
QGOG Atlantic/Alaskan Rigs Ltd.
5.250%, 7-30-18 (A)	50	49

Total British Virgin Islands – 0.2%		$49
Canada

Financials – 0.4%
Bank of Montreal
1.800%, 7-31-18	100	100

Total Canada – 0.4%		$100
Cayman Islands

Industrials – 0.7%
Guanay Finance Ltd.
6.000%, 12-15-20 (A)	159	163

Materials – 0.9%
Braskem Finance Ltd. (GTD by Braskem S.A.)
5.750%, 4-15-21 (A)	200	212

Telecommunication Services – 0.9%
Sable International Finance Ltd.
6.875%, 8-1-22 (A)	200	212

Total Cayman Islands – 2.5%		$587
Chile

Financials – 0.6%
Banco Santander Chile
2.500%, 12-15-20 (A)	150	150

Industrials – 0.9%
LATAM Airlines Group S.A.
7.250%, 6-9-20 (A)	200	211

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 0.9%
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.)
4.375%, 5-15-23 (A)	$200	$209

Total Chile – 2.4%		$570
Columbia

Financials – 0.9%
Banco de Bogota S.A.
5.375%, 2-19-23 (A)	200	210

Utilities – 0.8%
Emgesa S.A. E.S.P.
8.750%, 1-25-21 (C)	COP302,000	106
Empresas Publicas de Medellin E.S.P.
8.375%, 2-1-21 (C)	274,000	95

		201

Total Columbia – 1.7%		$411
France

Financials – 1.0%
BNP Paribas S.A.
7.625%, 12-29-49 (A)	$200	220

Total France – 1.0%		$220
India

Industrials – 0.9%
Adani Ports and Special Economic Zone Ltd.
3.500%, 7-29-20 (A)	200	202

Materials – 0.9%
Vedanta Resources plc
6.375%, 7-30-22 (A)	200	209

Total India – 1.8%		$411
Indonesia

Financials – 0.9%
Bank Rakyat Indonesia
2.950%, 3-28-18	200	200

Total Indonesia – 0.9%		$200
Ireland

Financials – 1.6%
MTS International Funding Ltd.
5.000%, 5-30-23 (A)	350	364

Total Ireland – 1.6%		$364
Luxembourg

Financials – 0.9%
OJSC Russian Agricultural Bank
5.100%, 7-25-18 (A)	200	202

Total Luxembourg – 0.9%		$202

2017	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Mexico

Consumer Staples – 0.9%
Grupo Bimbo S.A.B. de C.V.
4.875%, 6-30-20 (A)	$200	$211

Financials – 1.6%
Banco Santander S.A.
4.125%, 11-9-22 (A)	150	154
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.250%, 9-27-23 (A)	200	209

		363

Materials – 0.6%
C5 Capital (SPV) Ltd. (3-Month U.S. LIBOR plus 428 bps)
5.573%, 12-29-49 (A)(D)	150	145

Total Mexico – 3.1%		$719
Netherlands

Consumer Discretionary – 0.9%
VTR Finance B.V.
6.875%, 1-15-24 (A)	200	211

Energy – 0.8%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
4.875%, 3-17-20	125	128
8.375%, 5-23-21	60	69

		197

Utilities – 0.5%
Majapahit Holding B.V.
7.750%, 1-20-20 (A)	100	109

Total Netherlands – 2.2%		$517
Norway

Energy – 0.7%
Aker BP ASA
6.000%, 7-1-22 (A)	150	157

Total Norway – 0.7%		$157
Peru

Real Estate – 0.5%
In Retail Shopping Malls
5.250%, 10-10-21 (A)	100	103

Total Peru – 0.5%		$103
Qatar

Energy – 0.4%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298%, 9-30-20 (A)	81	84

Total Qatar – 0.4%		$84

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Russia

Materials – 0.9%
Uralkali Finance Ltd.
3.723%, 4-30-18 (A)	$200	$200

Total Russia – 0.9%		$200
Singapore

Consumer Staples – 0.5%
Olam International Ltd.
7.500%, 8-12-20	100	108

Total Singapore – 0.5%		$108
South Korea

Financials – 1.1%
Woori Bank
2.625%, 7-20-21 (A)	250	246

Total South Korea – 1.1%		$246
Spain

Financials – 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
9.000%, 5-29-49	200	205

Total Spain – 0.9%		$205
United Arab Emirates

Financials – 1.4%
ICICI Bank Ltd.
3.500%, 3-18-20 (A)	325	328

Total United Arab Emirates – 1.4%		$328
United Kingdom

Consumer Staples – 2.5%
BAT International Finance plc
1.850%, 6-15-18 (A)	375	375
Imperial Tobacco Finance plc
3.750%, 7-21-22 (A)	200	206

		581

Financials – 4.4%
Barclays plc
8.250%, 12-29-49	200	210
HSBC Holdings plc
5.625%, 12-29-49	200	207
Industrial and Commercial Bank of China Ltd.
2.250%, 12-21-18	200	199
State Bank of India:
3.250%, 4-18-18 (A)	200	200
3.622%, 4-17-19 (A)	200	202

		1,018

Total United Kingdom – 6.9%		$1,599

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
United States

Consumer Staples – 3.3%
Anheuser-Busch Inbev S.A./N.V. (GTD by AB INBEV/BBR/COB)
2.650%, 2-1-21	$500	$503
Bunge Ltd. Finance Corp.
3.500%, 11-24-20	250	255

		758

Energy – 0.6%
Brand Energy & Infrastructure Services, Inc.
8.500%, 7-15-25 (A)	125	131

Financials – 4.2%
Bank of America Corp.
3.593%, 7-21-28	125	127
BBVA Bancomer S.A.
6.500%, 3-10-21 (A)	150	163
Citigroup, Inc.:
3.520%, 10-27-28	125	125
8.400%, 4-29-49	75	76
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.
3.480%, 6-1-19 (A)	50	51
Hyundai Capital America
2.000%, 3-19-18 (A)	200	200
Wells Fargo & Co.:
4.300%, 7-22-27	125	133
7.980%, 3-29-49	125	127

		1,002

Health Care – 0.8%
Fresenius U.S. Finance II, Inc.:
4.250%, 2-1-21 (A)	100	104
4.500%, 1-15-23 (A)	75	79

		183

Industrials – 1.5%
Azul Investments LLP
5.875%, 10-26-24 (A)	200	198
BAE Systems Holdings, Inc.
2.850%, 12-15-20 (A)	75	75
TransDigm, Inc. (GTD by TransDigm Group, Inc.)
6.000%, 7-15-22	82	84

		357

Information Technology – 0.5%
L-3 Communications Corp.
5.200%, 10-15-19	100	105

Materials – 0.7%
BakerCorp International, Inc.
8.250%, 6-1-19	50	46
Hillman Group, Inc. (The)
6.375%, 7-15-22 (A)	110	110

		156

82	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate – 1.7%
Aircastle Ltd.
4.625%, 12-15-18	$235	$239
American Tower Corp.
3.400%, 2-15-19	170	172

		411

Telecommunication Services – 1.6%
T-Mobile USA, Inc.
6.000%, 3-1-23	230	241
Verizon Communications, Inc.
2.625%, 2-21-20	126	127

		368

Utilities – 2.2%
Black Hills Corp.
2.500%, 1-11-19	260	261
Sempra Energy
2.850%, 11-15-20	250	252

		513

Total United States – 17.1%		$3,984

TOTAL CORPORATE DEBT SECURITIES – 53.4%		$12,382
(Cost: $12,388)

OTHER GOVERNMENT SECURITIES (E)
Argentina – 0.9%
Republic of Argentina
6.875%, 4-22-21	200	218

Brazil – 2.2%
Banco Nacional de Desenvolvimento Economico e Social
4.750%, 5-9-24 (A)	200	202
Federative Republic of Brazil
4.875%, 1-22-21	300	318

		520

Columbia – 1.1%
Republic of Colombia
4.375%, 7-12-21	250	264

Indonesia – 2.0%
Republic of Indonesia:
3.750%, 4-25-22 (A)	250	257
2.950%, 1-11-23	200	199

		456

Luxembourg – 2.6%
Atento Luxco 1 S.A.
6.125%, 8-10-22 (A)	175	183
Minerva Luxembourg S.A.
5.875%, 1-19-28 (A)	200	195
Rumo Luxembourg S.a.r.l.
7.375%, 2-9-24 (A)	200	215

		593

OTHER GOVERNMENT SECURITIES (E) (Continued)	Principal	Value
Mexico – 1.1%
United Mexican States
3.625%, 3-15-22	$250	$260

Qatar – 0.8%
Qatar Government Bond
2.375%, 6-2-21 (A)	200	196

Russia – 0.9%
Russian Federation
3.500%, 1-16-19 (A)	200	202

Saudi Arabia – 1.1%
Saudi Arabia Government Bond
2.375%, 10-26-21 (A)	250	244

South Africa – 0.9%
Republic of South Africa
5.500%, 3-9-20	200	210

Turkey – 0.9%
Turkey Government Bond
5.125%, 3-25-22	200	207

United States – 0.5%
Republic of Argentina
5.625%, 1-26-22	100	105

TOTAL OTHER GOVERNMENT SECURITIES – 15.0%		$3,475
(Cost: $3,447)

LOANS (D)
United States

Materials – 0.3%
BakerCorp International, Inc. (ICE LIBOR plus 300 bps)
4.380%, 2-7-20	73	71

Total United States – 0.3%		$71

TOTAL LOANS – 0.3%		$71
(Cost: $72)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 27.3%
U.S. Treasury Bonds
2.250%, 11-15-25	450	446
U.S. Treasury Notes:
1.500%, 4-15-20	500	495
1.250%, 10-31-21	200	194
1.750%, 11-30-21	300	296
1.750%, 5-15-22	145	143
1.875%, 10-31-22	100	98
1.375%, 6-30-23	850	812
1.625%, 10-31-23	800	772
2.125%, 9-30-24	650	642

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
United States (Continued)
1.500%, 8-15-26	$550	$511
2.000%, 11-15-26	800	774
2.375%, 5-15-27	1,150	1,146

		6,329

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 27.3%		$6,329
(Cost: $6,387)

SHORT-TERM SECURITIES
Master Note – 0.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.740%, 1-5-18 (F)	70	70

TOTAL SHORT-TERM SECURITIES – 0.3%		$70
(Cost: $70)

TOTAL INVESTMENT SECURITIES – 99.0%		$22,938
(Cost: $22,970)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.0%		228

NET ASSETS – 100.0%		$23,166

2017	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the total value of these securities amounted to $8,953 or 38.6% of net assets.

(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(C)	Principal amounts are denominated in the indicated foreign currency, where applicable (COP—Columbian Peso).

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$14	$156	$—
Financials	214	—	—
Information Technology	115	—	—
Utilities	112	—	—
Total Common Stocks	$455	$156	$—
Corporate Debt Securities	—	12,382	—
Other Government Securities	—	3,475	—
Loans	—	71	—
United States Government Obligations	—	6,329	—
Short-Term Securities	—	70	—
Total	$455	$22,483	$—

During the year ended December 31, 2017, securities totaling $129 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

84	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2017

Country Diversification

(as a % of net assets)
United States	46.2%
United Kingdom	7.0%
Brazil	4.2%
Mexico	4.2%
Luxembourg	3.5%
Netherlands	2.9%
Indonesia	2.9%
Columbia	2.8%
Cayman Islands	2.5%
Chile	2.4%
India	1.8%
Russia	1.8%
Ireland	1.6%
United Arab Emirates	1.4%
Argentina	1.3%
Qatar	1.2%
Bahrain	1.1%
Saudi Arabia	1.1%
South Korea	1.1%
Other Countries	7.7%
Other+	1.3%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	85

MANAGEMENT DISCUSSION	GLOBAL GROWTH

(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of Ivy VIP Global Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2017. Ms. Ross has 22 years of industry experience and has managed the Portfolio since August 2014.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Global Growth (Class II shares at net asset value)	24.52%
Benchmark(s) and/or Lipper Category
MSCI World Index	22.40%
(generally reflects the performance of securities markets around the world)
Lipper Variable Annuity Global Large-Cap Growth Funds Universe Average	32.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

A year in review

Global equity markets posted strong positive returns for the fiscal year ended Dec 31, 2017, as investor optimism for improving global economic growth drove markets broadly higher. Both value and growth indices posted strong, double-digit absolute returns, but growth stocks outperformed value stocks significantly during the year.

For the fiscal year ended Dec 31, 2017, equity markets globally were strong. Among developed markets, France, Germany and Spain all performed well. Japan was a modest relative outperformer, while the U.S. modestly underperformed relative to the benchmark. As investor risk appetite continued to increase, emerging markets performed very well, with China a stand-out performer (up more than 50% for the 12-month period). The information technology sector continued to be a strong driver of market returns, posting the strongest sector performance in the period by a wide margin. Materials and industrials were also strong performers. On the other hand, energy was the weakest performing sector for the year despite some improvements in the fourth quarter. Defensive sectors including utilities, staples and healthcare all underperformed.

Performance for the year

The Portfolio outperformed the benchmark for the fiscal year, with sector allocation and stock selection contributing to the relative outperformance. Information technology was a significant standout driver of the outperformance, and the Portfolio benefited from an overweight to that strong-performing sector, as well as positive stock selection within the sector. Exposure to internet retailing globally and social media helped returns, with Alibaba Group Holding Ltd. ADR, Tencent Holdings Ltd. and Facebook Inc., Class A being standout contributors. This strength was partially offset by poor stock selection in the healthcare and energy sectors. Individual detractors to performance included Halliburton Co, Celgene Corp., Seven Generations Energy Ltd., Class A and Schlumberger Ltd. The Portfolio no longer holds Celgene Corp. or Seven Generations Energy Ltd. Currency effects had little impact to Portfolio performance over the fiscal year.

Outlook

We continue to maintain the Portfolio’s overweight to Europe (specifically France), as well as to emerging markets, primarily in China and India financials. The Portfolio’s overweight to Europe stems from the region’s positive growth and encouraging market reforms (particularly in France). We believe growth in China is unlikely to accelerate further, but valuations in some parts of the market still look attractive. As such, we have found select opportunities with perceived strong growth at reasonable prices. We are underweight the U.S., but continue to find examples of great businesses with strong competitive advantages. Given the recent market strength, we are focused on valuation and trimming some positions where valuations may have gotten stretched.

We believe one of the major drivers effecting markets going forward will be the debate around where we are in the global monetary tightening cycle. The balance sheets of most G7 nations (U.S., Japan, Germany, the U.K., France, Italy and Canada) have expanded, though the U.S. Federal Reserve (Fed) stopped its expansionary monetary policy in November of 2014. As the Fed raises rates, other governments around the world are considering forms of monetary tightening, including balance sheet reductions and rate increases. Given the amount of liquidity governments provided following the financial

86	ANNUAL REPORT	2017

crisis, the gradual unwinding creates uncertainty in the market. In the U.S., the hope is that the recent tax cut could help fuel a renewed capital expenditure cycle, which might extend an already mature U.S. economic cycle. In our view, the current pace of market appreciation is not sustainable, as a number of risks to equity markets exist that are not fully reflected in the current market environment. Europe has to manage through the process of Britain’s exit from the European Union, which will likely cause some market uncertainty. Geopolitical tensions, particularly with North Korea, are heightening and often unpredictable and a general trend in nationalism is a risk for capital markets. Despite uncertainties in the market, we believe our portfolio of strong global growers with sustainable competitive advantages and unique products that serve large end markets can drive shareholder value over time.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Global Growth.

2017	ANNUAL REPORT	87

PORTFOLIO HIGHLIGHTS	GLOBAL GROWTH

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	96.5%
Information Technology	29.6%
Consumer Discretionary	20.2%
Financials	18.2%
Industrials	11.5%
Health Care	9.9%
Energy	4.0%
Consumer Staples	3.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.5%

Country Weightings

North America	50.4%
United States	50.4%
Pacific Basin	25.4%
China	11.3%
Japan	9.3%
Other Pacific Basin	4.8%
Europe	20.7%
France	7.8%
United Kingdom	4.1%
Other Europe	8.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
MasterCard, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Airbus SE	France	Industrials	Aerospace & Defense
Microsoft Corp.	United States	Information Technology	Systems Software
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Ping An Insurance (Group) Co. of China Ltd., H Shares	China	Financials	Life & Health Insurance
Home Depot, Inc. (The)	United States	Consumer Discretionary	Home Improvement Retail
Facebook, Inc., Class A	United States	Information Technology	Internet Software & Services
Alibaba Group Holding Ltd. ADR	China	Information Technology	Internet Software & Services
Prudential plc	United Kingdom	Financials	Life & Health Insurance

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

88	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GLOBAL GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	24.52%
5-year period ended 12-31-17	8.48%
10-year period ended 12-31-17	3.31%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	89

SCHEDULE OF INVESTMENTS	GLOBAL GROWTH (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
China

Consumer Discretionary – 1.0%
Gree Electric Appliances, Inc. of Zhuhai, A Shares	649	$4,352

Financials – 4.8%
China Construction Bank Corp.	6,609	6,084
Ping An Insurance (Group) Co. of China Ltd., H Shares	1,405	14,568

		20,652

Information Technology – 5.5%
Alibaba Group Holding Ltd. ADR (A)	74	12,717
Tencent Holdings Ltd.	199	10,294

		23,011

Total China – 11.3%		$48,015
France

Consumer Staples – 0.6%
Pernod Ricard S.A.	18	2,818

Energy – 1.6%
Total S.A. ADR	124	6,831

Financials – 1.3%
Axa S.A.	183	5,410

Industrials – 4.3%
Airbus SE	182	18,040

Total France – 7.8%		$33,099
Germany

Health Care – 1.6%
Fresenius SE & Co. KGaA	87	6,780

Total Germany – 1.6%		$6,780
India

Financials – 3.3%
HDFC Bank Ltd.	266	7,810
Housing Development Finance Corp. Ltd.	232	6,218

		14,028

Total India – 3.3%		$14,028
Italy

Consumer Discretionary – 1.7%
Ferrari N.V.	69	7,205

Total Italy – 1.7%		$7,205

COMMON STOCKS (Continued)	Shares	Value
Japan

Consumer Discretionary – 6.0%
Fuji Heavy Industries Ltd.	192	$6,091
Isuzu Motors Ltd.	548	9,152
Start Today Co. Ltd.	336	10,193

		25,436

Industrials – 3.3%
Dakin Industries Ltd.	54	6,404
Recruit Holdings Co. Ltd.	301	7,471

		13,875

Total Japan – 9.3%		$39,311
Macau

Consumer Discretionary – 1.5%
Galaxy Entertainment Group	779	6,219

Total Macau – 1.5%		$6,219
Netherlands

Industrials – 1.4%
Koninklijke Philips Electronics N.V., Ordinary Shares	158	5,955

Information Technology – 0.3%
ASML Holding N.V., NY Registry Shares	7	1,226

Total Netherlands – 1.7%		$7,181
Sweden

Financials – 1.3%
Swedbank AB	223	5,380

Total Sweden – 1.3%		$5,380
Switzerland

Industrials – 2.5%
Adecco S.A.	142	10,846

Total Switzerland – 2.5%		$10,846
United Kingdom

Consumer Staples – 1.3%
British American Tobacco plc	80	5,408

Financials – 2.8%
Prudential plc	460	11,784

Total United Kingdom – 4.1%		$17,192

COMMON STOCKS (Continued)	Shares	Value
United States

Consumer Discretionary – 10.0%
Amazon.com, Inc. (A)	13	$15,080
Home Depot, Inc. (The)	75	14,215
Lowe’s Co., Inc.	55	5,156
Marriott International, Inc., Class A	56	7,658

		42,109

Consumer Staples – 1.2%
Kraft Foods Group, Inc.	65	5,060

Energy – 2.4%
Halliburton Co.	122	5,970
Schlumberger Ltd.	64	4,288

		10,258

Financials – 4.7%
CME Group, Inc.	67	9,854
Goldman Sachs Group, Inc. (The)	21	5,472
MetLife, Inc.	90	4,565

		19,891

Health Care – 8.3%
Alexion Pharmaceuticals, Inc. (A)	84	9,997
HCA Holdings, Inc. (A)	105	9,204
Incyte Corp. (A)	22	2,126
Thermo Fisher Scientific, Inc.	40	7,565
UnitedHealth Group, Inc.	29	6,353

		35,245

Information Technology – 23.8%
Adobe Systems, Inc. (A)	61	10,630
Alphabet, Inc., Class C (A)	5	5,004
Arista Networks, Inc. (A)	15	3,560
Broadcom Corp., Class A	32	8,162
Facebook, Inc., Class A (A)	75	13,247
MasterCard, Inc., Class A	133	20,138
Microsoft Corp.	200	17,129
PayPal, Inc. (A)	114	8,416
Visa, Inc., Class A	130	14,776

		101,062

Total United States – 50.4%		$213,625

TOTAL COMMON STOCKS – 96.5%		$408,881
(Cost: $322,666)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 2.8%
Corporacion Andina de Fomento:
1.740%, 1-2-18	$3,739	3,738
1.551%, 1-8-18	3,000	2,999
Mondelez International, Inc.
1.920%, 1-18-18	5,000	4,995

		11,732

Master Note – 0.2%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.740%, 1-5-18 (C)	787	787

90	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GLOBAL GROWTH (in thousands)

DECEMBER 31, 2017

Value

TOTAL SHORT-TERM SECURITIES – 3.0%	$12,519
(Cost: $12,520)

TOTAL INVESTMENT SECURITIES – 99.5%	$421,400
(Cost: $335,186)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%	2,197

NET ASSETS – 100.0%	$423,597

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$42,109	$43,212	$—
Consumer Staples	5,060	8,226	—
Energy	17,089	—	—
Financials	19,891	57,254	—
Health Care	35,245	6,780	—
Industrials	—	48,716	—
Information Technology	115,005	10,294	—
Total Common Stocks	$234,399	$174,482	$—
Short-Term Securities	—	12,519	—
Total	$234,399	$187,001	$—

During the year ended December 31, 2017, securities totaling $74,113 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

Market Sector Diversification

(as a % of net assets)
Information Technology	29.6%
Consumer Discretionary	20.2%
Financials	18.2%
Industrials	11.5%
Health Care	9.9%
Energy	4.0%
Consumer Staples	3.1%
Other+	3.5%

+ Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	91

MANAGEMENT DISCUSSION	GOVERNMENT MONEY MARKET

(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Ivy VIP Government Money Market, discusses positioning, performance and results for the fiscal year ended December 31, 2017. She has managed the Portfolio for 19 years and has 31 years of industry experience.

The Portfolio’s fiscal year ended on December 31, 2017, with short-term rates higher than the prior fiscal year-end as a result of three 0.25% rate increases by the Federal Reserve (Fed) during the year, on March 15, 2017, June 14, 2017 and December 13, 2017. The Fed continued to drain liquidity from the economy, a process that began in December 2015, albeit at a gradual pace. The economy showed continued signs of improvement, causing the upward move in rates and the anticipation that the Fed would continue to increase short-term rates during 2018. During the fiscal year, the money markets were positively affected by the increases in short-term rates.

Higher rates, first full year as a government money market fund

The fiscal year started with the federal funds rate at between 0.50% and 0.75%, and ended the year at between 1.25% and 1.50% following the three rate increases during the year. These rate increases have provided the money markets with a more positive investment environment. It is anticipated that the Fed will continue to increase the funds rate in 2018; however, it is also expected that the process will remain gradual. We have also monitored the Treasury bill market, as it has been affected by flows and decisions by the U.S. Government regarding the debt ceiling. As a result, we will manage the Portfolio based on the interest rate environment, closely monitoring any potential rate changes or external effects on the money markets and adjusting investments accordingly.

The transformation of the money market fund industry by the final amendments to Rule 2a-7 under the Investment Company Act of 1940, which became effective October 14, 2016, affected the Portfolio and money market rates. As a government money market fund, the Portfolio under normal circumstances must invest at least 99.5% of its total assets in U.S. government or U.S. government-backed securities (as well as repurchase agreements and/or cash). Such government securities tend to yield a lower rate of interest compared to corporate money market securities.

This was the first full year for the Portfolio to be managed as a government money market fund. The restriction to government investments can affect the overall performance of the funds. The SEC liquidity requirement that 30% of the Portfolio mature in 7 days or less can affect the overall yield as well, because the shortest maturities tend to carry the lowest rates of interest.

The Portfolio’s move to a “government money market fund” has changed the way it is managed with credit quality generally not factoring into the equation.

Staying the course

This past fiscal year, we have invested the Portfolio’s total assets in government securities, cash, and/or repurchase agreements that are collateralized fully, per SEC regulations. We intend to continue using floating-rate securities in the coming fiscal year, in anticipation of future rate increases.

We have managed the Portfolio to comply with all SEC regulations that apply to “government money market funds”. The SEC reformed money fund regulations in 2010 and further modified those regulations in July 2014 in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we seek to maintain daily and weekly liquidity levels according to those regulations, to provide for the liquidity needs of our shareholders. We intend to manage the Portfolio in a prudent manner and in accordance with SEC regulations for “government money market funds”.

You could lose money by investing in Ivy VIP Government Money Market. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Interest rate increases can cause the price of a money market security to decrease. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Portfolio shares are not guaranteed by the U.S. Government. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

92	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	GOVERNMENT MONEY MARKET

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Corporate Obligations	0.5%
Master Note	0.5%
United States Government and Government Agency Obligations	93.1%
United States Government and Government Agency Backed Municipal Obligations	6.2%
Cash and Other Assets (Net of Liabilities)	0.2%

2017	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS	GOVERNMENT MONEY MARKET (in thousands)

DECEMBER 31, 2017

CORPORATE OBLIGATIONS	Principal	Value
Master Note
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (A)	$1,530	$1,530

Total Master Note – 0.5%		1,530

TOTAL CORPORATE OBLIGATIONS – 0.5%		$1,530
(Cost: $1,530)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
Treasury Bills – 16.7%
U.S. Treasury Bills:
1.136%, 1-4-18	15,000	14,999
1.060%, 1-25-18	3,500	3,497
1.260%, 2-22-18	2,000	1,996
1.180%, 4-5-18	10,000	9,969
1.210%, 4-12-18	3,000	2,990
1.230%, 4-19-18	10,000	9,963
1.300%, 5-10-18	9,000	8,958
U.S. Treasury Cash Management Bills, 1.030%, 1-2-18	683	683

		53,055

Treasury Notes – 11.1%
U.S. Treasury Notes (3-Month USTMMR plus 17 bps), 1.620%, 1-1-18 (A)	8,000	8,000
U.S. Treasury Notes (3-Month USTMMR plus 17.4 bps), 1.620%, 1-1-18 (A)	16,700	16,700
U.S. Treasury Notes (3-Month USTMMR plus 4.8 bps), 1.500%, 1-2-18 (A)	7,000	7,000
U.S. Treasury Notes (3-Month USTMMR plus 7 bps), 1.520%, 1-7-18 (A)	3,500	3,499

		35,199

United States Government Agency Obligations – 65.3%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
1.450%, 1-7-18 (A)	59,142	59,141
1.490%, 1-7-18 (A)	85,369	85,369
1.510%, 1-7-18 (A)	21,683	21,683
1.530%, 1-7-18 (A)	32,634	32,634
1.550%, 1-7-18 (A)	8,038	8,035

		206,862

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 93.1%		$295,116
(Cost: $295,116)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY BACKED MUNICIPAL OBLIGATIONS	Principal	Value

California – 1.2%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by FNMA) (BVAL plus 10 bps), 1.650%, 1-7-18 (A)	$2,400	$2,400
San Diego, CA, Hsng Auth, Var Rate Demand Multi-Fam Hsng Rev Rfdg Bonds (Hillside Garden Apt), Ser 2004C (GTD by FNMA) (BVAL plus 13 bps), 1.600%, 1-7-18 (A)	1,480	1,480

		3,880

Florida – 0.2%
Volusia Cnty, FL, Hsng Fin Auth, Multi-Fam Hsng Rev Rfdg Bonds (Fisherman’s Landing Apt), Ser 2002 (GTD by FNMA) (BVAL plus 20 bps), 1.720%, 1-7-18 (A)	615	615

New York – 3.9%
NYC Hsng Dev Corp., Multi-Fam Mtg Rev Bonds (Markham Gardens Apt), Ser 2006A (GTD by FHLMC) (BVAL plus 14 bps), 1.700%, 1-7-18 (A)	2,800	2,800
NYC Hsng Dev Corp., Multi-Fam Mtg Rev Bonds (Spring Creek Apt I and II), Ser 2006A (GTD by FHLMC) (BVAL plus 14 bps), 1.700%, 1-7-18 (A)	9,600	9,600

		12,400

Rhode Island – 0.9%
RI Hsng and Mtg Fin Corp., Multi-Fam Mtg Rev Bonds (The Groves at Johnson Proj), Ser 2006 (GTD by FHLMC) (BVAL plus 14 bps), 1.650%, 1-7-18 (A)	2,700	2,700

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY BACKED MUNICIPAL OBLIGATIONS – 6.2%		$19,595
(Cost: $19,595)

TOTAL INVESTMENT SECURITIES – 99.8%		$316,241
(Cost: $316,241)
CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		786

NET ASSETS – 100.0%		$317,027

94	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GOVERNMENT MONEY MARKET (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$1,530	$—
United States Government and Government Agency Obligations	—	295,116	—
United States Government and Government Agency Backed Municipal Obligations	—	19,595	—
Total	$—	$316,241	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

USTMMR = U.S. Treasury Money Market Rate

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	95

MANAGEMENT DISCUSSION	GROWTH

(UNAUDITED)

Daniel P. Becker

Bradley M. Klapmeyer

Below, Daniel P. Becker, CFA, and Bradley M. Klapmeyer, CFA, portfolio managers of Ivy VIP Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Becker has managed the Portfolio since 2006 and he has 29 years of industry experience. Mr. Klapmeyer has managed the Portfolio since August 2016 and he has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Growth (Class II shares at net asset value)	29.34%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	30.21%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	30.86%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key drivers

Equities again outperformed most asset classes during the fourth quarter of 2017 as a number of positive catalysts coalesced to cap a very strong year. Growth styles of all market capitalization ranges led the market for the year but trailed value styles in the quarter. The style change was abrupt particularly after Thanksgiving, when many laggard stocks became leaders and vice versa.

During most of 2017, the lack of legislative policy progress out of Washington, D.C. was a factor in the positive tailwinds to growth stocks. The sudden Republican success at passing tax reform catalyzed a belief that economic growth may accelerate, generated a strong positive response to stocks and industries that are more domestic in their profit pool, and provided a headwind to our performance during the last few weeks of the year. Similar to the many quick and violent rotations we have seen in the past few years, we expect a moderation in this rotation because faster economic growth should be a positive across most stocks and investment styles.

The global economic backdrop remains strong and stable. Gross domestic product growth continues to hover around 3%, with most economies around the world accelerating or improving. Most exciting is the resurgence in business sentiment for manufacturing industries and signs of capital spending acceleration, as many of these industries have been constrained by a long period of slow growth. Most, if not all, industries are now participating in one of the longest economic recoveries on record. In short, the global economic picture appears better today than it has in many years.

Contributors and detractors

The Portfolio returned 29.34% in the period ended December 31, 2017, slightly underperforming the Russell 1000 Growth Index (the Portfolio’s benchmark) and the average of its peer group.

Technology stocks were the standout performers over the past year. Stocks such as Facebook, Inc., Amazon.com, Inc., Adobe Systems, Inc., MasterCard, Inc., Lam Research Corp. and Paypal, Inc. performed well. Financial stocks generally performed well throughout the year as the global economy accelerated. This generated a gentle bias up in interest rates that tend to be positive for financial stocks. The Portfolio’s financial stocks such as Charles Schwab Corp. (no longer a holding), CME Group, Inc. and S&P Global, Inc. performed well for most of the year. Stocks in the industrials and capital goods sectors also performed well, as emerging market economies accelerated, helping to boost demand for energy and industrials materials and goods. Caterpillar, Inc. and Parker Hannifin Corp. performed well over the period.

Not all sectors performed well last year, even as the index increased more than 30%. Health care stocks, most notably biotechnology and large pharmaceutical stocks, performed poorly. Portfolio positions in Shire Pharmaceuticals plc, Allergan plc, Alexion Pharmaceuticals, Inc. and DexCom, Inc. did not perform well and were either sold or reduced during the period. Alexion was the only position held as of yearend. Health care stocks typically do not perform well as global economies accelerate, and although the Portfolio held an underweight position in its health care exposure, specific stocks underperformed in excess of our expectations due to heightened competition for their respective products.

96	ANNUAL REPORT	2017

Consumer staples is a sector we currently find unattractive, as valuations are high and growth prospects low. Our single position, Phillip Morris International, Inc., which provided a positive contribution for the year, did not perform well overall, especially in the second half of 2017. O’Reilly Automotive (no longer a holding), an automotive parts aftermarket retailer, did not perform as well as hoped due to especially warm weather over the past two years that diminished the propensity of cars and trucks to require service and parts.

Outlook

Investor consensus remains generally optimistic on U.S. and global economic growth, as excesses seem difficult to find. We believe U.S. economic growth will now likely accelerate and remain in the 3% range for the foreseeable future. Faster economic growth likely should eventually lead to higher interest rates, a tighter employment market and possibly higher inflation. While higher inflation may be welcomed, we are a bit unsure of how the equity markets may deal with it given the current state of fixed-income markets globally. Should bond prices fall marginally, this may be a positive for equity markets in 2018 and beyond. A sharp correction in the bond market, on the other hand, might have a ripple effect across equity markets.

Over the past several quarters, our biggest concern has been an economic change that might dramatically accelerate the business cycle, leading to corporate enthusiasm, tighter labor markets and eventual recession as the cycle comes to an end. We have since changed our opinion and now believe we are starting another stage of the economic cycle. We think that the more robust global growth conditions may lead to increased profits, potentially broadening and deepening the global bull market in stocks. We expect the recent rotation to subside and technology to reemerge, as these stocks are one of the more cyclical areas of the economy and should do well as the economy accelerates.

Within the Portfolio, our allocation to technology remains notably overweight, reflecting our belief that valuations, particularly based on cash flow generation, remain fairly reasonable. We continue to have a high exposure in financials as we expect tax reform benefits, combined with higher interest rates, to intersect to produce robust profit growth. We remain concerned and underweight the defensive areas of the market, such as consumer staples and real estate investment trusts, as we still view valuations and profit outlooks as elevated and correlated to low bond yields globally. Thank you for your confidence and continued support.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Growth.

2017	ANNUAL REPORT	97

PORTFOLIO HIGHLIGHTS	GROWTH

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Information Technology	47.6%
Industrials	14.4%
Consumer Discretionary	13.1%
Financials	10.5%
Health Care	9.9%
Energy	1.9%
Consumer Staples	1.4%
Real Estate	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail
PayPal, Inc.	Information Technology	Data Processing & Outsourced Services
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Facebook, Inc., Class A	Information Technology	Internet Software & Services
CME Group, Inc.	Financials	Financial Exchanges & Data
Caterpillar, Inc.	Industrials	Construction Machinery & Heavy Trucks

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

98	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	29.34%
5-year period ended 12-31-17	16.44%
10-year period ended 12-31-17	8.43%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	GROWTH (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automobile Manufacturers – 1.8%
Ferrari N.V.	156	$16,393

Cable & Satellite – 1.7%
Comcast Corp., Class A	375	15,019

Home Improvement Retail – 4.9%
Home Depot, Inc. (The)	228	43,269

Internet & Direct Marketing Retail – 4.7%
Amazon.com, Inc. (A)	30	35,485
priceline.com, Inc. (A)	3	5,735

		41,220

Total Consumer Discretionary – 13.1%		115,901
Consumer Staples

Tobacco – 1.4%
Philip Morris International, Inc.	116	12,203

Total Consumer Staples – 1.4%		12,203
Energy

Oil & Gas Equipment & Services – 1.9%
Halliburton Co.	338	16,522

Total Energy – 1.9%		16,522
Financials

Financial Exchanges & Data – 5.9%
CME Group, Inc.	232	33,869
S&P Global, Inc.	106	18,017

		51,886

Investment Banking & Brokerage – 3.4%
Charles Schwab Corp. (The)	577	29,635

Other Diversified Financial Services – 1.2%
Citigroup, Inc.	145	10,797

Total Financials – 10.5%		92,318
Health Care

Biotechnology – 0.9%
Alexion Pharmaceuticals, Inc. (A)	49	5,800
Vertex Pharmaceuticals, Inc. (A)	16	2,339

		8,139

Health Care Equipment – 3.2%
Danaher Corp.	146	13,505
Edwards Lifesciences Corp. (A)	8	855
Intuitive Surgical, Inc. (A)	39	14,233

		28,593

Managed Health Care – 2.0%
UnitedHealth Group, Inc.	78	17,174

COMMON STOCKS (Continued)	Shares	Value

Pharmaceuticals – 3.8%
Bristol-Myers Squibb Co.	70	$4,277
Celgene Corp. (A)	112	11,673
Zoetis, Inc.	243	17,513

		33,463

Total Health Care – 9.9%		87,369
Industrials

Aerospace & Defense – 4.3%
Lockheed Martin Corp.	73	23,372
Northrop Grumman Corp.	47	14,333

		37,705

Construction Machinery & Heavy Trucks – 3.7%
Caterpillar, Inc.	208	32,777

Electrical Components & Equipment – 0.5%
Rockwell Automation, Inc.	23	4,516

Industrial Machinery – 3.1%
Parker Hannifin Corp.	29	5,788
Stanley Black & Decker, Inc.	125	21,211

		26,999

Railroads – 1.5%
Union Pacific Corp.	102	13,624

Trucking – 1.3%
J.B. Hunt Transport Services, Inc.	103	11,889

Total Industrials – 14.4%		127,510
Information Technology

Application Software – 6.8%
Adobe Systems, Inc. (A)	169	29,598
salesforce.com, Inc. (A)	297	30,321

		59,919

Data Processing & Outsourced Services – 13.9%
FleetCor Technologies, Inc. (A)	38	7,255
MasterCard, Inc., Class A	241	36,417
PayPal, Inc. (A)	568	41,846
Visa, Inc., Class A	323	36,794

		122,312

Home Entertainment Software – 2.1%
Electronic Arts, Inc. (A)	174	18,291

Internet Software & Services – 9.3%
Alphabet, Inc., Class A (A)	24	25,766
Alphabet, Inc., Class C (A)	20	21,187
Facebook, Inc., Class A (A)	200	35,345

		82,298

Semiconductor Equipment – 3.9%
Applied Materials, Inc.	202	10,337
Lam Research Corp.	133	24,494

		34,831

COMMON STOCKS (Continued)	Shares	Value

Semiconductors – 1.9%
Microchip Technology, Inc.	195	$17,101

Systems Software – 5.0%
Microsoft Corp.	514	43,985

Technology Hardware, Storage & Peripherals – 4.7%
Apple, Inc.	244	41,358

Total Information Technology – 47.6%		420,095
Real Estate

Specialized REITs – 0.9%
American Tower Corp., Class A	57	8,132

Total Real Estate – 0.9%		8,132

TOTAL COMMON STOCKS – 99.7%		$880,050
(Cost: $605,183)

SHORT-TERM SECURITIES	Principal
Master Note – 0.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (B)	$2,996	2,996

TOTAL SHORT-TERM SECURITIES – 0.3%		$2,996
(Cost: $2,996)

TOTAL INVESTMENT SECURITIES – 100.0%		$883,046
(Cost: $608,179)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		377

NET ASSETS – 100.0%		$883,423

100	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GROWTH (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$880,050	$—	$—
Short-Term Securities	—	2,996	—
Total	$880,050	$2,996	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	101

MANAGEMENT DISCUSSION	HIGH INCOME

(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of Ivy VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Gunther has managed the Fund since July 2014, and has 20 years of industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2017
Ivy VIP High Income (Class II shares at net asset value)	6.68%
Benchmark(s) and/or Lipper Category
ICE Bank of America Merrill Lynch US High Yield Index	7.48%
(reflects the performance of securities generally representing the high-yield sector of the US bond market)
Lipper Variable Annuity High Yield Funds Universe Average	6.49%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable investment fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market Sector Update

Steady as she goes described the majority of the bond markets in the final quarter of 2017, with 10-Year Treasuries down slightly and investment grade bonds, high yield bonds and emerging market bonds all posting slight increases. Bond investors contemplated several events at the close of the calendar year including a Federal Reserve (Fed) rate hike, rising oil prices and the passage of a highly anticipated tax bill. The Treasury curve continues to flatten (almost 70 basis points for 2017) and is now at levels not seen since 2007.

The high yield sector provided proportionate gains to its carry amount in 2017 with the ICE Bank of America Merrill Lynch US High Yield Index posting a 7.48% return. Credit spreads continued to tighten, ending the year at 404 basis points, down from 484 basis points at the beginning of the year. Yields also declined in 2017, going from 6.54% on January 1 to 6.1% at year-end. For the fourth quarter, October and December mirrored performance at 0.44% and 0.38% respectively, balancing an extremely flat (0.01%) November. Senior loans saw greater returns during the fourth quarter than high yield bonds, but not enough to lead the asset class for the year.

High yield mutual funds experienced outflows of $9.5 billion in the fourth quarter, with November in focus as the ninth largest month of outflows on record. This brings the full 2017 year of outflows to $20.3 billion, more than double the redemptions of 2016.

High yield bond new issuance for 2017 was $314 billion, but only $114 billion net of refinancing. Therefore, net new issuance was at its lowest level since 2011, whereas refinancing volume totaling $199 billion for the year is behind only 2013’s record pace. Loan new issuance for 2017 was $908 billion, of which $414 billion was repricing and $256 billion refinancing. This puts net new volume on the loan side at $238 billion.

Default activity continues on a downward trajectory, ending the year at 1.27%, or down 230 basis points since January 2017. For perspective, the long term default rate average is 3 to 3.5%.

Portfolio Strategy

The Portfolio outperformed its Lipper category but underperformed its benchmark for the fiscal year ending December 31, 2017.

The Portfolio retains a 16% allocation to loans, 70% to bonds, 12% to cash and 2% to other asset classes at year-end. The ICE Bank of America US High Yield Index II does not have an allocation to loans within the index but the exposure was a positive contributor to the Portfolio for the year.

Other contributors to outperformance include credit selection in the specialty finance, gaming, education, services and software sectors. Being underweight the energy sector also contributed to the Portfolio’s positive performance.

Detractors to performance were underweights in the satellite, utility, banking and chemical sectors, in addition to credit selection in the pharmaceutical and wire line telecom sectors. The Portfolio’s large cash position also detracted from performance for the year.

102	ANNUAL REPORT	2017

Outlook

Global growth and expansion have continued into 2018, along with accommodative policy (albeit being taken away slowly) from central banks which is helping keep rates low, as measured by historical standards. With the passage of both corporate and individual tax reform, we believe the credit cycle seems likely to last a year or two longer, at a minimum, given these tail winds. However, a year or two more does not come without risks. At the top of our list of data points to watch include inflation, the pace of tightening policy — not only from the Fed but around the globe — geopolitical events and oil prices.

As of December 31, 2017, CCC credits were trading at $92.22 while BB quality credits and B credits were still trading well over par at $104.62 and $102.13, respectively. In the era of ever present demand for yield accompanied by compressing spreads and lower rates across the entire credit spectrum, there is increasing concern over risk-adjusted returns. As yields on the high yield indexes and the exchange traded funds tracking them have pushed down to 5% levels, it begs the question of how much risk investors should be taking for incremental yield.

It is our view that finding value in the high-yield market has become increasingly more difficult, and caution is warranted in selecting new investments. We remain focused on idiosyncratic and credit-specific relative value opportunities. The global search for yield has kept demand at all-time highs. As such, we believe our continued process of bottom-up, in-depth fundamental research and analysis will guide us to those investments where the risk/reward is in our favor. We also think with the potential of a continuation of rising interest rates accompanied by the possibility of a more active Fed, the ability to continue to invest in loans will be an attractive differentiator for the Portfolio. We believe our relative underweight to bonds may prove beneficial.

Past performance is not a guarantee of future results. As with any investment, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the fund may invest carry other risks including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy VIP High Income.

2017	ANNUAL REPORT	103

PORTFOLIO HIGHLIGHTS	HIGH INCOME

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	4.9%
Financials	2.7%
Energy	1.1%
Consumer Discretionary	0.7%
Consumer Staples	0.4%
Telecommunication Services	0.0%
Warrants	0.0%
Bonds	85.9%
Corporate Debt Securities	68.3%
Loans	17.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.2%

Quality Weightings
Investment Grade	0.2%
BBB	0.2%
Non-Investment Grade	85.7%
BB	13.5%
B	43.0%
CCC	24.7%
Below CCC	0.7%
Non-rated	3.8%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	14.1%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

104	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE IN $10,000 INVESTMENT	HIGH INCOME

(UNAUDITED)

(1) The	value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-17	—	6.68%
5-year period ended 12-31-17	—	5.47%
10-year period ended 12-31-17	—	7.92%
Since Inception of Class(3) through 12-31-17	3.42%	—

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares		Value
Consumer Discretionary

Apparel Retail – 0.1%
True Religion Apparel, Inc. (A)(D) . .	13		$981

Cable & Satellite – 0.1%
Altice N.V., Class A (A)(B)	78		814

Casinos & Gaming – 0.0%
New Cotai Participation Corp., Class B (A)(C)(D)	—	*	60

Education Services – 0.6%
Laureate Education, Inc., Class A (A)	443		6,002

Total Consumer Discretionary – 0.8%			7,857
Energy

Coal & Consumable Fuels – 0.0%
Foresight Energy L.P.	14		59

Oil & Gas Equipment & Services – 0.0%
Key Energy Services, Inc. (A)	10		120
Larchmont Resources LLC (A)(C)(E)	1		335

			455

Oil & Gas Exploration & Production – 0.1%
Midstates Petroleum Co., Inc. (A)	64		1,058
Sabine Oil & Gas Corp. (A)(C)	—	*	12

			1,070

Total Energy – 0.1%			1,584

TOTAL COMMON STOCKS – 0.9%			$9,441
(Cost: $10,070)

INVESTMENT FUNDS
Registered Investment Companies – 2.7%
iShares iBoxx $ High Yield Corporate Bond ETF	290		25,305

TOTAL INVESTMENT FUNDS – 2.7%			$25,305
(Cost: $25,202)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.4%
Pinnacle Agriculture Enterprises LLC (A)(C)(D)	4,583		3,753

Total Consumer Staples – 0.4%			3,753
Energy

Oil & Gas Exploration & Production – 0.9%
Targa Resources Corp., 9.500% (A)(C)	8		8,434

Total Energy – 0.9%			8,434

PREFERRED STOCKS (Continued)	Shares	Value
Telecommunication Services

Integrated Telecommunication Services – 0.0%
Frontier Communications Corp., Convertible Series A, 11.125%	11	$119

Total Telecommunication Services – 0.0%		119

TOTAL PREFERRED STOCKS – 1.3%		$12,306
(Cost: $11,450)

WARRANTS
Agricultural Products – 0.0%
ASG Consolidated LLC, expires 5-15-18 (D)(F)	1	—

Oil & Gas Exploration & Production – 0.0%
Sabine Oil & Gas Corp., expires 12-29-29 (C)(F)	1	7

TOTAL WARRANTS – 0.0%		$7
(Cost: $79)
CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Advertising – 0.4%
Acosta, Inc., 7.750%, 10-1-22 (G)	$4,493	3,280
Outfront Media Capital LLC and Outfront Media Capital Corp., 5.625%, 2-15-24	573	606

		3,886

Apparel Retail – 0.8%
Hot Topic, Inc., 9.250%, 6-15-21 (G)	7,792	7,403

Automotive Retail – 0.5%
Allison Transmission, Inc., 5.000%, 10-1-24 (G)	781	805
Penske Automotive Group, Inc., 5.500%, 5-15-26	474	481
Sonic Automotive, Inc., 5.000%, 5-15-23	3,603	3,477

		4,763

Broadcasting – 3.5%
Clear Channel International B.V., 8.750%, 12-15-20 (G)	725	749
Clear Channel Outdoor Holdings, Inc., 6.500%, 11-15-22	9,435	9,570
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3-15-20	101	99
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3-15-20	6,130	6,007
Cumulus Media, Inc., 7.750%, 5-1-19 (H)	4,115	741

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Broadcasting (Continued)
Sirius XM Radio, Inc.:
4.625%, 5-15-23 (G)	$7,286	$7,441
6.000%, 7-15-24 (G)	8,000	8,460

		33,067

Cable & Satellite – 8.4%
Altice Financing S.A.:
6.625%, 2-15-23 (G)	1,725	1,806
7.500%, 5-15-26 (G)	4,462	4,752
Altice S.A.:
7.250%, 5-15-22 (G)(I)	EUR256	311
7.750%, 5-15-22 (G)	$13,756	13,481
6.250%, 2-15-25 (G)(I)	EUR354	416
7.625%, 2-15-25 (G)	$2,681	2,567
Altice U.S. Finance I Corp., 5.500%, 5-15-26 (G)	1,927	1,963
Block Communications, Inc., 6.875%, 2-15-25 (G)	609	638
Cablevision Systems Corp., 5.875%, 9-15-22	2,098	2,067
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5-1-26 (G)	1,187	1,217
5.000%, 2-1-28 (G)	4,233	4,116
DISH DBS Corp.:
6.750%, 6-1-21	1,936	2,035
5.875%, 7-15-22	2,310	2,322
5.875%, 11-15-24	454	441
7.750%, 7-1-26	1,932	2,031
Neptune Finco Corp.:
10.125%, 1-15-23 (G)	4,123	4,643
6.625%, 10-15-25 (G)	788	853
10.875%, 10-15-25 (G)	2,746	3,261
Numericable - SFR S.A., 7.375%, 5-1-26(G)	10,505	10,820
VTR Finance B.V., 6.875%, 1-15-24 (G)	10,335	10,904
WaveDivision Escrow LLC and WaveDivision Escrow Corp., 8.125%, 9-1-20 (G)	8,549	8,720

		79,364

Casinos & Gaming – 2.4%
Everi Payments, Inc., 7.500%, 12-15-25 (G)	4,320	4,282
Gateway Casinos & Entertainment Ltd., 8.250%, 3-1-24 (G)	2,588	2,769
Golden Nugget, Inc.:
6.750%, 10-15-24 (G)	6,150	6,258
8.750%, 10-1-25 (G)	2,460	2,583
Studio City Finance Ltd., 8.500%, 12-1-20 (G)	4,598	4,702
Wynn Macau Ltd.:
4.875%, 10-1-24 (G)	855	859
5.500%, 10-1-27 (G)	1,226	1,240

		22,693

Department Stores – 0.1%
Bon-Ton Stores, Inc. (The), 8.000%, 6-15-21	4,420	1,249

106	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Education Services – 1.9%
Laureate Education, Inc., 8.250%, 5-1-25 (G)	$16,978	$17,997

Leisure Facilities – 0.1%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC, 5.375%, 4-15-27 (G)	1,163	1,221

Movies & Entertainment – 1.0%
Cinemark USA, Inc.:
5.125%, 12-15-22	208	213
4.875%, 6-1-23	3,945	3,994
EMI Music Publishing Group North America Holdings, 7.625%, 6-15-24 (G)	1,145	1,260
WMG Acquisition Corp., 6.750%, 4-15-22 (G)	4,253	4,444

		9,911

Publishing – 0.6%
E.W. Scripps Co., 5.125%, 5-15-25 (G)	351	349
MDC Partners, Inc., 6.500%, 5-1-24 (G)	4,889	4,914

		5,263

Restaurants – 0.5%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc., 5.000%, 10-15-25 (G)	4,838	4,874

Specialized Consumer Services – 0.2%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.500%, 10-1-21 (G)	2,371	2,436

Specialty Stores – 1.8%
Arch Merger Sub, Inc., 8.500%, 9-15-25 (G)	871	806
Cumberland Farms, Inc., 6.750%, 5-1-25 (G)	1,904	2,018
Jo-Ann Stores Holdings, Inc. (9.750% Cash or 10.500% PIK), 9.750%, 10-15-19 (G)(J)	13,932	13,653

		16,477

Total Consumer Discretionary – 22.2%		210,604
Consumer Staples

Food Distributors – 0.6%
Performance Food Group, Inc., 5.500%, 6-1-24 (G)	2,754	2,844
U.S. Foods, Inc., 5.875%, 6-15-24 (G)	2,910	3,056

		5,900

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 3.5%
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.), 7.750%, 10-28-20 (G)	$400	$408
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7-15-24 (G)	5,436	5,252
5.750%, 6-15-25 (G)	4,378	4,214
Pilgrim’s Pride Corp.:
5.750%, 3-15-25 (G)	378	389
5.875%, 9-30-27 (G)	2,454	2,528
Post Holdings, Inc.:
5.500%, 3-1-25 (G)	781	808
8.000%, 7-15-25 (G)	1,079	1,214
5.000%, 8-15-26 (G)	1,267	1,247
5.750%, 3-1-27 (G)	5,618	5,716
Simmons Foods, Inc., 5.750%, 11-1-24 (G)	10,900	10,805

		32,581

Personal Products – 0.1%
Revlon Consumer Products Corp., 5.750%, 2-15-21	930	702

Total Consumer Staples – 4.2%		39,183
Energy

Oil & Gas Drilling – 0.9%
KCA Deutag UK Finance plc, 7.250%, 5-15-21 (G)	4,031	3,910
Noble Holding International Ltd., 7.750%, 1-15-24	1,028	884
Offshore Drilling Holding S.A., 8.375%, 9-20-20 (G)(K)	8,682	3,560
Offshore Group Investment Ltd., 0.000%, 11-1-19 (D)(L)	1,693	—	*
Trinidad Drilling Ltd., 6.625%, 2-15-25 (G)	52	49

		8,403

Oil & Gas Equipment & Services – 0.4%
Brand Energy & Infrastructure Services, Inc., 8.500%, 7-15-25 (G)	1,899	1,994
SESI LLC:
7.125%, 12-15-21	1,114	1,142
7.750%, 9-15-24 (G)	484	514

		3,650

Oil & Gas Exploration & Production – 3.8%
Bellatrix Exploration Ltd., 8.500%, 5-15-20 (G)	3,023	2,857
California Resources Corp., 8.000%, 12-15-22 (G)	743	613
Carrizo Oil & Gas, Inc., 7.500%, 9-15-20	968	986
Continental Resources, Inc. (GTD by Banner Pipeline Co. LLC and CLR Asset Holdings LLC), 5.000%, 9-15-22	1,444	1,466

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Crownrock L.P., 5.625%, 10-15-25 (G)	$7,521	$7,559
EnCana Corp., 6.500%, 8-15-34	1,094	1,351
Endeavor Energy Resources L.P.:
5.500%, 1-30-26 (G)	2,453	2,496
5.750%, 1-30-28 (G)	2,452	2,518
Laredo Petroleum, Inc., 6.250%, 3-15-23	821	850
Parsley Energy LLC and Parsley Finance Corp., 5.625%, 10-15-27 (G)	1,752	1,791
PDC Energy, Inc., 6.125%, 9-15-24	394	408
Seven Generations Energy Ltd.:
6.750%, 5-1-23 (G)	5,905	6,274
5.375%, 9-30-25 (G)	2,523	2,548
Ultra Resources, Inc., 6.875%, 4-15-22 (G)	1,396	1,400
Whiting Petroleum Corp.:
5.750%, 3-15-21	1,363	1,399
6.625%, 1-15-26 (G)	1,239	1,264

		35,780

Oil & Gas Refining & Marketing – 0.3%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.), 6.125%, 10-1-24	1,081	1,113
QEP Resources, Inc., 5.625%, 3-1-26	1,599	1,621

		2,734

Total Energy – 5.4%		50,567
Financials

Consumer Finance – 1.1%
Creditcorp, 12.000%, 7-15-18 (G)	4,228	3,848
CURO Financial Technologies Corp., 12.000%, 3-1-22 (G)	1,092	1,201
Quicken Loans, Inc., 5.750%, 5-1-25 (G)	5,176	5,357

		10,406

Insurance Brokers – 1.1%
NFP Corp., 6.875%, 7-15-25 (G)	10,370	10,448

Investment Banking & Brokerage – 0.1%
VHF Parent LLC, 6.750%, 6-15-22 (G)	824	867

Other Diversified Financial Services – 4.2%
AAF Holdings LLC and AAF Finance Co. (12.000% Cash or 12.750% PIK), 12.000%, 7-1-19 (G)(J)	1,821	1,876
Balboa Merger Sub, Inc., 11.375%, 12-1-21 (G)	9,982	10,874

2017	ANNUAL REPORT	107

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
6.250%, 2-1-22 (G)	$3,681	$3,764
6.375%, 12-15-25 (G)	1,227	1,227
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK), 10.625%, 5-1-19 (G)(J)	22,342	21,504

		39,245

Property & Casualty Insurance – 0.4%
Hub International Ltd., 7.875%, 10-1-21 (G)	3,563	3,710

Specialized Finance – 1.4%
Flexi-Van Leasing, Inc., 7.875%, 8-15-18 (G)	2,391	2,379
TMX Finance LLC and TitleMax Finance Corp., 8.500%, 9-15-18 (G)	12,463	11,404

		13,783

Thrifts & Mortgage Finance – 0.3%
Provident Funding Associates L.P. and PFG Finance Corp., 6.375%, 6-15-25 (G)	2,943	3,090

Total Financials – 8.6%		81,549
Health Care

Health Care Facilities – 1.8%
DaVita HealthCare Partners, Inc., 5.125%, 7-15-24	548	553
Greatbatch Ltd., 9.125%, 11-1-23 (G)	4,528	4,913
HCA, Inc. (GTD by HCA Holdings, Inc.), 5.250%, 6-15-26	386	409
MPH Acquisition Holdings LLC, 7.125%, 6-1-24 (G)	1,906	2,030
Surgery Center Holdings, Inc., 8.875%, 4-15-21 (G)	3,989	4,129
Tenet Healthcare Corp.:
7.500%, 1-1-22 (G)	356	374
8.125%, 4-1-22	4,662	4,743

		17,151

Health Care Supplies – 0.7%
Kinetic Concepts, Inc. and KCI USA, Inc., 12.500%, 11-1-21 (G)	465	522
Universal Hospital Services, Inc., 7.625%, 8-15-20	6,382	6,382

		6,904

Life Sciences Tools & Services – 0.7%
Avantor, Inc.:
6.000%, 10-1-24 (G)	1,891	1,884
9.000%, 10-1-25 (G)	4,412	4,346

		6,230

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 1.9%
Concordia Healthcare Corp.:
9.500%, 10-21-22 (G)(H)	$10,096	$909
7.000%, 4-15-23 (G)(H)	1,144	103
IMS Health, Inc., 5.000%, 10-15-26 (G)	1,155	1,184
Jaguar Holding Co. II and Pharmaceutical Product Development LLC, 6.375%, 8-1-23 (G)	2,117	2,138
Valeant Pharmaceuticals International, Inc.:
7.000%, 10-1-20 (G)	1,770	1,785
5.500%, 3-1-23 (G)	117	107
5.500%, 11-1-25 (G)	1,252	1,274
9.000%, 12-15-25 (G)	855	891
VPII Escrow Corp., 7.500%, 7-15-21 (G)	1,750	1,783
VRX Escrow Corp.:
5.375%, 3-15-20 (G)	2,664	2,671
5.875%, 5-15-23 (G)	1,882	1,743
6.125%, 4-15-25 (G)	3,553	3,251

		17,839

Total Health Care – 5.1%		48,124
Industrials

Aerospace & Defense – 2.2%
KLX, Inc., 5.875%, 12-1-22 (G)	5,404	5,659
TransDigm, Inc., 6.500%, 5-15-25	1,162	1,188
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7-15-22	5,075	5,189
6.500%, 7-15-24	6,077	6,229
6.375%, 6-15-26	2,490	2,525

		20,790

Air Freight & Logistics – 0.2%
XPO Logistics, Inc.:
6.500%, 6-15-22 (G)	1,255	1,310
6.125%, 9-1-23 (G)	686	725

		2,035

Building Products – 0.3%
Ply Gem Industries, Inc., 6.500%, 2-1-22	1,355	1,404
Summit Materials LLC and Summit Materials Finance Corp., 6.125%, 7-15-23	777	808
WESCO Distribution, Inc. (GTD by WESCO International, Inc.), 5.375%, 6-15-24	953	979

		3,191

Diversified Support Services – 0.6%
Ahern Rentals, Inc., 7.375%, 5-15-23 (G)	3,901	3,667
Ritchie Bros. Auctioneers, Inc., 5.375%, 1-15-25 (G)	1,025	1,058

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Support Services (Continued)
United Rentals (North America), Inc. (GTD by United Rentals, Inc.), 5.875%, 9-15-26	$472	$505

		5,230

Environmental & Facilities Services – 0.2%
GFL Environmental, Inc.:
9.875%, 2-1-21 (G)	851	897
5.625%, 5-1-22 (G)	820	851

		1,748

Security & Alarm Services – 1.1%
Prime Security Services Borrower LLC, 9.250%, 5-15-23 (G)	9,256	10,274

Total Industrials – 4.6%		43,268
Information Technology

Application Software – 1.4%
Kronos Acquisition Holdings, Inc., 9.000%, 8-15-23 (G)	13,902	12,998

Data Processing & Outsourced Services – 2.4%
Alliance Data Systems Corp.:
5.875%, 11-1-21 (G)	1,346	1,380
5.375%, 8-1-22 (G)	6,395	6,443
Italics Merger Sub, Inc., 7.125%, 7-15-23 (G)	12,951	13,242
j2 Cloud Services LLC and j2 Global, Inc., 6.000%, 7-15-25 (G)	1,192	1,255

		22,320

Electronic Components – 0.1%
TTM Technologies, Inc., 5.625%, 10-1-25 (G)	1,227	1,258

IT Consulting & Other Services – 1.5%
Cardtronics, Inc. and Cardtronics USA, Inc., 5.500%, 5-1-25 (G)	687	620
NCR Escrow Corp.:
5.875%, 12-15-21	4,719	4,837
6.375%, 12-15-23	4,266	4,469
Pioneer Holding Corp., 9.000%, 11-1-22 (G)	3,739	3,865

		13,791

Semiconductors – 0.1%
Micron Technology, Inc., 5.500%, 2-1-25	805	842

108	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Technology Hardware, Storage & Peripherals – 0.3%
Western Digital Corp., 10.500%, 4-1-24	$2,903	$3,364

Total Information Technology – 5.8%		54,573
Materials

Aluminum – 1.4%
Constellium N.V.:
5.750%, 5-15-24 (G)	3,551	3,622
6.625%, 3-1-25 (G)	4,140	4,362
5.875%, 2-15-26 (G)	2,322	2,366
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8-15-24 (G)	1,471	1,541
5.875%, 9-30-26(G)	985	1,004

		12,895

Commodity Chemicals – 0.4%
NOVA Chemicals Corp.:
4.875%, 6-1-24 (G)	2,943	2,936
5.250%, 6-1-27 (G)	1,177	1,174

		4,110

Construction Materials – 0.7%
Hillman Group, Inc. (The), 6.375%, 7-15-22 (G)	6,615	6,598

Diversified Chemicals – 0.2%
PSPC Escrow Corp., 6.500%, 2-1-22 (G)	1,923	1,988

Diversified Metals & Mining – 0.0%
Artsonig Pty Ltd. (11.500% Cash or 12.000% PIK), 11.500%, 4-1-19 (G)(J)	5,790	3

Fertilizers & Agricultural Chemicals – 0.6%
Pinnacle Operating Corp., 9.000%, 5-15-23 (G)	6,601	6,139

Metal & Glass Containers – 1.5%
ARD Finance S.A., 7.125%, 9-15-23	548	573
BakerCorp International, Inc., 8.250%, 6-1-19	13,253	12,126
HudBay Minerals, Inc.:
7.250%, 1-15-23 (G)	408	432
7.625%, 1-15-25 (G)	611	669

		13,800

Paper Packaging – 0.1%
Flex Acquisition Co., Inc., 6.875%, 1-15-25 (G)	727	753

Specialty Chemicals – 0.1%
Kraton Polymers LLC and Kraton Polymers Capital Corp., 7.000%, 4-15-25 (G)	1,082	1,158

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Steel – 0.1%
U.S. Steel Corp., 8.375%, 7-1-21 (G)	$525	$570

Total Materials – 5.1%		48,014
Real Estate
Health Care REITs – 0.1%
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.), 5.250%, 8-1-26	486	503

Total Real Estate – 0.1%		503
Telecommunication Services

Alternative Carriers – 0.9%
Consolidated Communications Finance II Co., 6.500%, 10-1-22	4,720	4,248
Level 3 Communications, Inc., 5.750%, 12-1-22	1,317	1,322
Level 3 Escrow II, Inc., 5.375%, 8-15-22	3,015	3,054

		8,624

Integrated Telecommunication Services – 5.2%
Frontier Communications Corp.:
6.250%, 9-15-21	3,451	2,450
10.500%, 9-15-22	4,339	3,281
7.125%, 1-15-23	367	244
6.875%, 1-15-25	1,841	1,192
11.000%, 9-15-25	5,046	3,709
GCI, Inc., 6.875%, 4-15-25	4,808	5,121
Olympus Merger Sub, Inc., 8.500%, 10-15-25 (G)	15,487	15,293
Sprint Corp.:
7.250%, 9-15-21	9,523	10,082
7.875%, 9-15-23	5,563	5,925
7.125%, 6-15-24	2,049	2,085

		49,382

Wireless Telecommunication Service – 1.1%
Sable International Finance Ltd., 6.875%, 8-1-22 (G)	3,927	4,163
Sprint Nextel Corp.:
9.000%, 11-15-18 (G)	211	222
7.000%, 8-15-20	466	494
11.500%, 11-15-21	389	470
T-Mobile USA, Inc.:
6.000%, 4-15-24	1,683	1,784
6.500%, 1-15-26	2,713	2,960

		10,093

Total Telecommunication Services – 7.2%		68,099
TOTAL CORPORATE DEBT SECURITIES – 68.3%		$644,484
(Cost: $664,205)

LOANS (M)	Principal	Value
Consumer Discretionary

Advertising – 0.4%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps), 7.878%, 7-25-22	$3,593	$3,328

Apparel Retail – 1.2%
Talbots, Inc. (The) (ICE LIBOR plus 450 bps), 6.069%, 3-19-20	3,875	3,743
Talbots, Inc. (The) (ICE LIBOR plus 850 bps), 10.069%, 3-19-21	6,503	6,308
TRLG Intermediate Holdings LLC, 10.000%, 10-27-22	1,552	1,521

		11,572

Casinos & Gaming – 0.1%
Gateway Casinos & Entertainment Ltd. (ICE LIBOR plus 375 bps), 5.443%, 2-22-23	728	734

Department Stores – 0.9%
Belk, Inc. (ICE LIBOR plus 475 bps), 6.099%, 12-10-22	9,705	7,934

Education Services – 1.4%
Laureate Education, Inc. (ICE LIBOR plus 450 bps), 6.069%, 4-26-24	12,585	12,679

General Merchandise Stores – 1.8%
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 375 bps), 4.953%, 2-3-24	7,848	7,715
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 750 bps), 8.953%, 1-26-25	6,180	6,018
Orchard Acquisition Co. LLC (ICE LIBOR plus 600 bps), 7.313%, 2-8-19 (H)	6,634	3,483

		17,216

Home Furnishings – 0.5%
Serta Simmons Bedding LLC (ICE LIBOR plus 800 bps), 9.407%, 11-8-24	5,841	4,965

Housewares & Specialties – 0.3%
KIK Custom Products, Inc. (ICE LIBOR plus 450 bps), 6.175%, 8-26-22	2,573	2,588

Restaurants – 0.5%
NPC International, Inc. (ICE LIBOR plus 350 bps), 5.052%, 4-20-24	807	813
NPC International, Inc. (ICE LIBOR plus 750 bps), 9.052%, 4-18-25	3,326	3,393

		4,206

2017	ANNUAL REPORT	109

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

LOANS (M) (Continued)	Principal	Value
Specialized Consumer Services – 0.1%
Asurion LLC (ICE LIBOR plus 600 bps), 7.569%, 8-4-25	$600	$616

Specialty Stores – 0.3%
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps), 6.551%, 10-21-23	3,349	3,226

Total Consumer Discretionary – 7.5%		69,064
Consumer Staples

Food Distributors – 0.2%
Dairyland USA Corp. (ICE LIBOR plus 400 bps), 5.570%, 6-22-22	1,930	1,935

Hypermarkets & Super Centers – 0.2%
GOBP Holdings, Inc. (ICE LIBOR plus 825 bps), 9.943%, 10-21-22	1,807	1,805

Packaged Foods & Meats – 0.1%
Shearer’s Foods LLC (ICE LIBOR plus 675 bps), 8.443%, 6-30-22	1,386	1,275

Total Consumer Staples – 0.5%		5,015
Energy

Coal & Consumable Fuels – 1.0%
Foresight Energy LLC (ICE LIBOR plus 725 bps), 7.443%, 3-28-22	7,675	7,186
Westmoreland Coal Co. (ICE LIBOR plus 650 bps), 8.193%, 12-16-20	3,885	1,739

		8,925

Oil & Gas Drilling – 0.7%
KCA Deutag Alpha Ltd., 0.000%, 5-16-20(N)	2,100	2,049
KCA Deutag Alpha Ltd. (ICE LIBOR plus 525 bps), 7.196%, 5-16-20	5,096	4,974

		7,023

Oil & Gas Equipment & Services – 0.1%
Larchmont Resources LLC (10.530% Cash or 10.530% PIK), 10.530%, 8-7-20(D)(E)(J)	863	850

Oil & Gas Exploration & Production – 1.2%
California Resources Corp., 0.000%, 12-31-22(N)	1,928	1,918
Chesapeake Energy Corp. (ICE LIBOR plus 750 bps), 8.954%, 8-23-21	8,491	9,026

		10,944

LOANS (M) (Continued)	Principal	Value
Oil & Gas Storage & Transportation – 0.6%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps), 12.319%, 2-16-21	$1,911	$1,817
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps), 7.319%, 8-12-20	3,905	3,798

		5,615

Total Energy – 3.6%		33,357
Financials
Asset Management & Custody Banks – 0.2%
Tortoise Borrower LLC, 0.000%, 11-20-24(D)(N)	2,319	2,342

Insurance Brokers – 0.2%
NFP Corp. (ICE LIBOR plus 350 bps), 5.069%, 1-8-24	1,580	1,586

Investment Banking & Brokerage – 0.5%
Jane Street Group LLC (ICE LIBOR plus 450 bps), 5.880%, 8-25-22	4,773	4,830

Specialized Finance – 0.1%
Orchestra Borrower LLC and Orchestra Co-Issuer, Inc. (3-Month ICE LIBOR plus 375 bps), 5.135%, 12-30-21	691	696

Total Financials – 1.0%		9,454
Health Care

Life Sciences Tools & Services – 0.3%
Avantor, Inc. (ICE LIBOR plus 400 bps), 5.511%, 9-22-24	3,141	3,154

Total Health Care – 0.3%		3,154
Industrials

Building Products – 0.2%
Hampton Rubber Co. & SEI Holding Corp. (ICE LIBOR plus 800 bps), 9.569%, 3-27-22	1,785	1,618

Construction & Engineering – 0.1%
Tensar International Corp. (ICE LIBOR plus 850 bps), 10.193%, 7-10-22	1,122	898

Diversified Support Services – 0.3%
USS Ultimate Holdings, Inc. (ICE LIBOR plus 375 bps), 5.319%, 8-25-24	1,447	1,455
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps), 9.319%, 8-25-25	1,208	1,217

		2,672

LOANS (M) (Continued)	Principal	Value
Industrial Conglomerates – 1.0%
Crosby Worldwide Ltd. (ICE LIBOR plus 300 bps), 4.446%, 11-22-20	$1,227	$1,194
Crosby Worldwide Ltd. (ICE LIBOR plus 600 bps), 7.446%, 11-22-21	2,072	1,882
PAE Holding Corp. (ICE LIBOR plus 550 bps), 7.124%, 10-20-22	5,629	5,661
PAE Holding Corp. (ICE LIBOR plus 950 bps), 11.124%, 10-20-23	847	848

		9,585

Industrial Machinery – 0.8%
Dynacast International LLC (ICE LIBOR plus 850 bps), 10.193%, 1-30-23(D)	7,863	7,863

Marine – 0.1%
Deck Chassis Acquisition, Inc., 0.000%, 6-15-23(D)(N)	744	755

Total Industrials – 2.5%		23,391
Information Technology
Application Software – 0.2%
Applied Systems, Inc. (ICE LIBOR plus 700 bps), 8.693%, 9-18-25	1,954	2,020

Data Processing & Outsourced Services – 0.1%
Colorado Buyer, Inc. (ICE LIBOR plus 300 bps), 8.630%, 5-1-25	865	872

Internet Software & Services – 0.4%
TravelCLICK, Inc. & TCH-2 Holdings LLC (ICE LIBOR plus 400 bps), 5.569%, 5-12-21	2,163	2,173
TravelCLICK, Inc. & TCH-2 Holdings LLC (ICE LIBOR plus 775 bps), 9.319%, 11-12-21(D)	1,713	1,713

		3,886

Total Information Technology – 0.7%		6,778
Materials
Diversified Metals & Mining – 0.1%
EP Minerals LLC (ICE LIBOR plus 750 bps), 8.979%, 8-20-21 (D)	996	999

Paper Packaging – 0.5%
FPC Holdings, Inc. (ICE LIBOR plus 800 bps), 9.693%, 5-27-20	4,038	3,931
Ranpak (Rack Merger) (ICE LIBOR plus 725 bps), 8.751%, 10-1-22(D)	1,211	1,199

		5,130

Total Materials – 0.6%		6,129

110	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

LOANS (M) (Continued)	Principal	Value
Telecommunication Services

Integrated Telecommunication Services – 0.9%
West Corp. (3-Month ICE LIBOR plus 400 bps), 5.350%, 10-10-24	$8,380	$8,398

Total Telecommunication Services – 0.9%		8,398

TOTAL LOANS – 17.6%		$164,740
(Cost: $171,821)

SHORT-TERM SECURITIES

Commercial Paper(O) – 7.7%
Clorox Co. (The), 1.851%, 1-9-18	5,000	4,997
Comcast Corp., 1.921%, 1-3-18	3,000	2,999
DTE Gas Co.:
2.000%, 1-11-18	5,000	4,997
1.970%, 1-12-18	3,913	3,910
Hewlett Packard Enterprise Corp.:
1.542%, 1-3-18	4,000	3,999
1.502%, 1-4-18	5,000	4,999
1.612%, 1-8-18	10,000	9,996
Mondelez International, Inc.:
1.670%, 1-2-18	3,397	3,397
1.920%, 1-18-18	7,000	6,993
Northern Illinois Gas Co., 2.040%, 1-10-18	2,000	1,999
Walgreens Boots Alliance, Inc.:
1.631%, 1-4-18	13,500	13,496
2.010%, 1-11-18	11,000	10,994

		72,776

Master Note – 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18(P)	4,742	4,742

TOTAL SHORT-TERM SECURITIES – 8.2%		$77,518
(Cost: $77,526)

TOTAL INVESTMENT SECURITIES – 99.0%		$933,801
(Cost: $960,353)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.0%		9,614

NET ASSETS – 100.0%		$943,415

2017	ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Restricted securities. At December 31, 2017, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares		Cost	Market Value
Larchmont Resources LLC	12-8-16	1		$340	$335
New Cotai Participation Corp., Class B	4-12-13	—	*	62	60
Sabine Oil & Gas Corp.	12-7-16	—	*	12	12
Pinnacle Agriculture Enterprises LLC	3-10-17	4,583		2,083	3,753
Targa Resources Corp., 9.500%	10-24-17	8		8,416	8,434
Sabine Oil & Gas Corp., expires 12-29-29	12-7-16	1		7	7

				$10,920	$12,601

The	total value of these securities represented 1.3% of net assets at December 31, 2017.

(D)	Securities whose value was determined using significant unobservable inputs.

(E)	Deemed to be an affiliate due to the Portfolio owning at least 5% of the voting securities.

(F)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the total value of these securities amounted to $491,181 or 52.1% of net assets.

(H)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(I)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR – Euro).

(J)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(K)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2017.

(L)	Zero coupon bond.

(M)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(O)	Rate shown is the yield to maturity at December 31, 2017.

(P)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at December 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	1,278	U.S. Dollar	1,513	1-5-18	Morgan Stanley International	$—	$20

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$6,002	$814	$1,041
Energy	1,237	347	—
Total Common Stocks	$7,239	$1,161	$1,041
Investment Funds	25,305	—	—
Preferred Stocks	119	8,434	3,753

112	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2017

Warrants	—	7	—
Corporate Debt Securities	—	644,484	—	*
Loans	—	149,019	15,721
Short-Term Securities	—	77,518	—
Total	$32,663	$880,623	$20,515
Liabilities
Forward Foreign Currency Contracts	$—	$20	$—

During the year ended December 31, 2017, securities totaling $1,538 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Loans
Beginning Balance 1-1-17	$393	$—	$26,340
Net realized gain (loss)	—	—	(215)
Net change in unrealized appreciation (depreciation)	900	1,670	749
Purchases	88	2,083	5,432
Sales	—	—	(6,235)
Amortization/Accretion of premium/discount	—	—	20
Transfers into Level 3 during the period	—	—	1,738
Transfers out of Level 3 during the period	(340)	—	(12,108)
Ending Balance 12-31-17	$1,041	$3,753	$15,721
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-17	$900	$1,670	$339

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period.

Information about Level 3 fair value measurements:

	Fair Value at 12-31-17	Valuation Technique(s)	Unobservable Input(s)	Input value(s)
Assets

Common Stocks	$60	Market comparable approach	Adjusted revenue multiple	8.81x
			Illiquidity discount	10%
	981	Market comparable approach	Adjusted EBITDA multiple	9.34x

Preferred Stocks	3,753	Market comparable approach	Adjusted EBITDA multiple	9.19x
			Illiquidity discount	10%

Loans	15,721	Third-party valuation service	Broker quotes	N/A

Significant increases (decreases) in the adjusted revenue multiple and adjusted EBITDA multiple inputs could result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input could result in a lower (higher) fair value measurement.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

ICE = Intercontinental Exchange

PIK = Payment In Kind

LIBOR = London Interbank Offered Rate

REITS = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	113

MANAGEMENT DISCUSSION	INTERNATIONAL CORE EQUITY

(UNAUDITED)

John C. Maxwell

Catherine L. Murray

Below, John Maxwell, CFA, and Catherine Murray, portfolio managers of Ivy VIP International Core Equity, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2017. Mr. Maxwell has managed the Portfolio since May 2009 and has 26 years of industry experience. Ms. Murray was named portfolio manager in January 2017 and was previously an assistant portfolio manager on the Portfolio since 2014. She has 27 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP International Core Equity (Class II shares at net asset value)	23.16%
Benchmark(s) and/or Lipper Category
MSCI EAFE Index	25.03%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Lipper Variable Annuity International Large-Cap Core Funds Universe Average	24.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

International markets posted strong positive returns in 2017

For the fiscal year ended Dec. 31, 2017, the momentum factor stood out as a performance driver across markets, which generated a headwind for the Portfolio’s “relative value” approach. The Portfolio posted a solid return of 23.16% but lagged the MSCI EAFE Index, the Portfolio’s benchmark, which has a return of 25.03%. Cyclical sectors were stand-out performers relative to stable/defensive sectors, particularly bond proxies. Cyclical performance was driven by economic growth, which was leveraged into strong earnings growth. The market seems braced for rising yields, which coupled with poor relative earnings and high valuations, hurt bond proxies. Specifically, the information technology, materials and industrials sectors solidly beat the index return for the fiscal year; the financials sector performed in line with the index; and stable sectors underperformed relative to the index. In the end, cyclical sectors outperformed defensive sectors by more than 800 basis points.

Geographically, solid returns were broad based, with emerging markets, Hong Kong and Singapore generating the best performance. Within developed markets, performance was relatively uniform across geographies. That said, within geographies, the uniformity often broke down and returns were quite divergent. In other words, there was a narrow market of top-performing stocks. For instance, within the U.S information technology sector, FAANG stocks (Facebook, Amazon, Apple, Netflix and Google) drove the sector’s performance for the fiscal year. Not holding, or relative underweight allocations to these stocks, often resulted in underperformance. As we went through the year, economic data stayed strong and synchronized. Earnings remained supportive through the year, growing 10% or more in most regions.

Around the world

The U.S. Federal Reserve (Fed) raised rates in December — the third time over the fiscal year — and consensus estimates expect an additional 2-4 hikes in 2018. We anticipate 3-4 rate increases over the year. Despite the Fed’s tighter monetary policy, the U.S. dollar depreciated by approximately 10% over the year. The vast majority of central banks seem to have a tapering tilt, despite rhetoric that may seem to contradict current policy action. That said, with Japan’s Prime Minister Abe solidly in control, we think Japanese monetary policy will remain at the extremes of easy until inflation exceeds at least 1%. Aggressive international monetary policy is resulting in much lower foreign ten-year rates than in the U.S. We believe there is an increasing fear U.S. rate hikes could lead to a curve inversion, which is often a precursor to a recession.

Overall, inflation remains benign and economists are rationalizing why inflation is not following the usual models. The U.S. tax cuts, and a potential ramping of infrastructure spending, may light the inflation fire in the U.S., and stimulate short-term U.S. economic growth. Corporate tax cuts and infrastructure spending are also occurring in a number of foreign countries. The governments of France and Japan have approved tax cuts, while Australia is witnessing a large infrastructure spend.

There are a number of geopolitical events we are actively monitoring, such as tensions in the Middle East, the North Korean situation, China’s standing committee reshuffle, Brexit negotiations, the rise of nationalism that recently manifested in the Catalan vote in Spain, and the increasingly aggressive trade rhetoric out of the U.S.

114	ANNUAL REPORT	2017

Actions in the Portfolio during the year

The Portfolio positioning was balanced, relative to the benchmark index, between defensive and cyclical sectors. From a sector standpoint, top contributors to performance included strong stock selection in information technology, consumer staples and consumer discretionary. Information technology holdings Alibaba Group Holdings Ltd. ADR and MercadoLibre, Inc. were standout performers. Within consumer staples, an allocation to Wuliangye Yibin Co. Ltd., a Chinese alcoholic beverage company, drove relative gains. On the other hand, poor stock selection in healthcare and energy detracted from performance for the fiscal year. In particular, allocations to Teva Pharmaceutical Industries Ltd. ADR and Seven Generations Energy Ltd. were top relative detractors, providing about 160 basis points of relative underperformance. The Portfolio no longer holds Teva Pharmaceuticals. As mentioned above, returns diverged among individual stocks. Most of the underperformance occurred in the wake of second quarter earnings, when some of our holdings delivered below par results/guidance and performed poorly. From a sector allocation standpoint, we increased the Portfolio’s weighting to the energy sector, as we think there are many attractively valued stocks and/or growth opportunities. On the other hand, the Portfolio’s allocation to healthcare was reduced over the fiscal year, as poor relative earnings and uncertain prospects continue to pressure the sector.

Geographically, our emerging-market positions drove positive performance, while allocations to Canadian energy stocks hurt performance. We continued to add exposure to China at the expense of Europe over the fiscal year. Chinese industrial policies (the inclusion of A-shares in emerging-market indices) and perceived attractive valuations drove the increase to the region, while perceived macroeconomic risks in the eurozone resulted in the reduced allocation to Europe.

From a top-down standpoint, we made a couple of changes to our investment themes. We eliminated the mergers-and-acquisitions (M&A) theme in the wake of the poor performance during the third quarter and added “forces of market disruption” as a theme during the fourth quarter. The “disruption” theme entails a closer look at five persistent forces driving threats to a company’s business model when evaluating potential investment opportunities. These forces include the internet, artificial intelligence/digitalization, the increasing role China plays as a competitor, persistent low cost of capital and nationalism. We believe these forces of disruption are threatening many business models, and reversion-to-the-mean investing is under threat.

In summary, current Portfolio themes include:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region
•	Strong growth in infrastructure
•	Solid and believable dividend yields
•	Forces of market disruption

What we seek

As we move forward, we continue to seek companies we believe are underpriced relative to their prospects and peers in both the growth and value parts of the market. We continue to keep the Portfolio balanced, relative to the benchmark index, between defensives and cyclicals. Within defensives, we have been adding to integrated oils and telecommunications at the expense of healthcare. We are also increasingly focused on companies with sustainable competitive advantages and strong balance sheets (higher quality) as well as reducing exposure to financial leverage — a strategy we believe to be effective at the end of an economic cycle.

Outlook

We continue to believe real global economic growth is in a sweet spot today, supported by monetary and fiscal policy globally, which is positive for markets. That said, we are in the tenth year of the current economic cycle, which is long by any standard, and thus we are watching closely for signs of the end. The question remains how much longer will the cycle extend uninterrupted by looming risks. We continue to maintain the Portfolio’s positioning relatively balanced between cyclical/defensive, with a bias toward ensuring it is defensive enough to withstand an abrupt cycle end or change. We believe maintaining our exposure to developing markets makes sense, although valuations are becoming less compelling.

Global monetary policy remains at the extremes of easy and we do not see that changing materially unless inflation accelerates at a higher-than-expected rate. All major developed countries are at least tapering, including a decline in Japanese monthly asset purchases. Long term, most countries are struggling with high levels of debt and we believe central banks will attempt to keep rates below nominal gross domestic product (GDP) growth in order to monetize the debt. As such, we believe there is a long-term cap on how high rates can go. Our best case is continued slow, deliberate exiting of quantitative easing and reversing of negative interest rate policy globally.

2017	ANNUAL REPORT	115

We believe corporate tax relief in a number of countries (the U.S., France and Japan) as well as infrastructure spending should help extend the current market cycle.

Over time, emerging-market countries should continue to try to improve their populations’ standards of living, which will require solid real economic growth. Synchronized positive global growth, as is currently the case, is good for emerging markets. In most emerging-market countries, real economic growth should remain ahead of their developed-market counterparts.

Relative valuation remains supportive for international equities, while absolute valuations are less attractive. Equities are trading at valuation levels above their historic averages (over the last 25 years), while bonds are trading at a dramatic historic premium to long-term averages.

In our opinion, current relative valuations in equity markets do not reflect much of the potential looming geopolitical, inflation and extended economic cycle risks. In our view, we see relative value in emerging markets (especially China), energy, internet and increasingly in yield plays.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy VIP International Core Equity.

116	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	INTERNATIONAL CORE EQUITY

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.3%
Financials	18.7%
Consumer Staples	13.7%
Industrials	13.1%
Energy	12.1%
Consumer Discretionary	11.7%
Health Care	7.9%
Information Technology	7.9%
Telecommunication Services	7.0%
Materials	6.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Country Weightings

Europe	58.7%
France	16.1%
United Kingdom	14.2%
Germany	9.3%
Switzerland	8.1%
Other Europe	11.0%
Pacific Basin	32.5%
Japan	17.9%
China	8.0%
Other Pacific Basin	6.6%
North America	4.9%
Canada	4.3%
Other North America	0.6%
South America	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Total S.A.	France	Energy	Integrated Oil & Gas
Isuzu Motors Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
Koninklijke Ahold Delhaize N.V.	Netherlands	Consumer Staples	Food Retail
Westpac Banking Corp.	Australia	Financials	Diversified Banks
Orange S.A.	France	Telecommunication Services	Integrated Telecommunication Services
Danone S.A.	France	Consumer Staples	Packaged Foods & Meats
Bayer AG	Germany	Health Care	Pharmaceuticals
Kabushiki Kaisha Mitsubishi Tokyo Financial Group	Japan	Financials	Diversified Banks
Fuji Heavy Industries Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	117

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INTERNATIONAL CORE EQUITY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	23.16%
5-year period ended 12-31-17	9.34%
10-year period ended 12-31-17	3.24%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

118	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Australia

Energy – 1.2%
Oil Search Ltd.	1,654	$10,011

Financials – 2.2%
Westpac Banking Corp.	753	18,322

Total Australia – 3.4%		$28,333
Brazil

Information Technology – 1.1%
MercadoLibre, Inc.	29	9,220

Telecommunication Services – 1.1%
Telefonica Brasil S.A. ADR	298	4,371
Vivo Participacoes S.A. ADR	325	4,826

		9,197

Total Brazil – 2.2%		$18,417
Canada

Consumer Discretionary – 1.7%
Magna International, Inc.	247	14,013

Energy – 2.6%
Seven Generations Energy Ltd., Class A (A)	645	9,123
Suncor Energy, Inc.	346	12,720

		21,843

Total Canada – 4.3%		$35,856
China

Consumer Discretionary – 2.9%
Gree Electric Appliances, Inc. of Zhuhai, A Shares	1,247	8,362
Huayu Automotive Systems Co. Ltd., A Shares	1,168	5,322
JD.com, Inc. ADR (A)	238	9,870

		23,554

Consumer Staples – 1.4%
Wuliangye Yibin Co. Ltd., A Shares	998	12,241

Financials – 1.2%
China Construction Bank Corp.	11,271	10,376

Information Technology – 1.5%
Alibaba Group Holding Ltd. ADR (A)	72	12,380

Telecommunication Services – 1.0%
China Unicom Ltd.	6,110	8,261

Total China – 8.0%		$66,812
France

Consumer Staples – 2.0%
Danone S.A.	199	16,711

Energy – 3.3%
Total S.A.	497	27,457

COMMON STOCKS (Continued)	Shares	Value
Financials – 2.7%
Axa S.A.	408	$12,102
Societe Generale S.A.	189	9,760

		21,862

Industrials – 4.6%
Airbus SE	129	12,781
Schneider Electric S.A.	136	11,496
Vinci	137	13,936

		38,213

Materials – 1.4%
L Air Liquide S.A.	92	11,624

Telecommunication Services – 2.1%
Orange S.A.	1,003	17,374

Total France – 16.1%		$133,241
Germany

Consumer Discretionary – 1.3%
Continental AG	41	10,943

Financials – 1.2%
Deutsche Boerse AG	87	10,101

Health Care – 4.3%
Bayer AG	133	16,482
Fresenius Medical Care AG & Co. KGaA	135	14,134
Fresenius SE & Co. KGaA	68	5,265

		35,881

Information Technology – 1.5%
SAP AG	113	12,652

Materials – 1.0%
HeidelbergCement AG	74	7,979

Total Germany – 9.3%		$77,556
Hong Kong

Financials – 1.4%
AIA Group Ltd.	1,365	11,612

Total Hong Kong – 1.4%		$11,612
Ireland

Health Care – 1.3%
Shire Pharmaceuticals Group plc ADR	69	10,685

Materials – 1.7%
CRH plc	399	14,329

Total Ireland—3.0%		$25,014
Japan

Consumer Discretionary – 4.6%
Fuji Heavy Industries Ltd.	476	15,077

COMMON STOCKS (Continued)	Shares	Value
Consumer Discretionary (Continued)
Isuzu Motors Ltd.	1,229	$20,516
Nissin Kogyo Co. Ltd.	142	2,811

		38,404

Consumer Staples – 1.0%
Calbee, Inc.	253	8,235

Energy – 1.5%
Inpex Corp.	994	12,368

Financials – 3.2%
Kabushiki Kaisha Mitsubishi Tokyo Financial Group	2,080	15,138
Tokio Marine Holdings, Inc.	265	12,053

		27,191

Industrials – 2.8%
Komatsu Ltd.	266	9,624
Seibu Holdings, Inc.	222	4,194
SMC Corp.	25	10,096

		23,914

Information Technology – 2.0%
Tokyo Electron Ltd.	42	7,522
Yahoo Japan Corp.	1,977	9,059

		16,581

Telecommunication Services – 2.8%
Nippon Telegraph and Telephone Corp.	237	11,147
SoftBank Group Corp.	160	12,651

		23,798

Total Japan – 17.9%		$150,491
Luxembourg

Energy – 1.4%
Tenaris S.A.	314	4,981
Tenaris S.A. ADR	211	6,713

		11,694

Total Luxembourg – 1.4%		$11,694
Netherlands

Consumer Staples – 2.4%
Koninklijke Ahold Delhaize N.V.	902	19,835

Energy – 0.6%
Royal Dutch Petroleum Co., New York Shares	75	4,989

Total Netherlands – 3.0%		$24,824
Norway

Financials – 1.3%
DNB ASA	595	11,020

Total Norway – 1.3%		$11,020

2017	ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS	INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2017

COMMON STOCKS (Continued)	Shares	Value
South Korea

Information Technology – 1.2%
Samsung Electronics Co. Ltd.	4	$10,383

Total South Korea – 1.2%		$10,383
Spain

Industrials – 0.8%
ACS Actividades de Construccion y Servicios S.A.	174	6,808

Total Spain – 0.8%		$6,808
Sweden

Financials – 1.5%
Swedbank AB	510	12,296

Total Sweden – 1.5%		$12,296
Switzerland

Consumer Staples – 1.8%
Nestle S.A., Registered Shares	174	14,917

Financials – 1.5%
UBS Group AG	683	12,545

Health Care – 1.7%
Roche Holdings AG, Genusscheine	56	14,135

Industrials – 3.1%
Adecco S.A.	154	11,784
Ferguson plc	197	14,130

		25,914

Total Switzerland – 8.1%		$67,511
Taiwan

Information Technology – 0.6%
MediaTek, Inc.	468	4,600

Total Taiwan – 0.6%		$4,600
United Kingdom

Consumer Discretionary – 1.2%
Whitbread plc	189	10,213

Consumer Staples – 5.1%
British American Tobacco plc	190	12,867
Imperial Tobacco Group plc	258	10,989
Reckitt Benckiser Group plc	106	9,861
Unilever plc	161	8,938

		42,655

Energy – 1.5%
Royal Dutch Shell plc, Class A	379	12,626

Financials – 2.5%
Prudential plc	395	10,126
Standard Chartered plc	1,009	10,547

		20,673

COMMON STOCKS (Continued)	Shares	Value

Industrials – 1.8%
Babcock International Group plc	1,015	$9,663
BAE Systems plc	663	5,119

		14,782

Materials – 2.1%
Rio Tinto plc	261	13,670
Rio Tinto plc ADR	79	4,182

		17,852

Total United Kingdom – 14.2%		$118,801
United States

Health Care – 0.6%
Shire plc	97	5,001

Total United States – 0.6%		$5,001
TOTAL COMMON STOCKS – 98.3%		$820,270
(Cost: $715,551)

SHORT-TERM SECURITIES	Principal

Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps) 1.740%, 1-5-18 (B)	$3,629	3,629

TOTAL SHORT-TERM SECURITIES –0.4%		$3,629
(Cost: $3,629)

TOTAL INVESTMENT SECURITIES – 98.7%		$823,899
(Cost: $719,180)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.3%		10,682

NET ASSETS – 100.0%		$834,581

120	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$39,418	$57,709	$—
Consumer Staples	12,241	102,353	—
Energy	33,545	67,443	—
Financials	—	155,998	—
Health Care	10,685	55,017	—
Industrials	9,663	99,968	—
Information Technology	21,600	44,216	—
Materials	4,182	47,602	—
Telecommunication Services	4,826	53,804	—
Total Common Stocks	$136,160	$684,110	$—
Short-Term Securities	—	3,629	—
Total	$136,160	$687,739	$—

During the year ended December 31, 2017, securities totaling $404,452 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

Market Sector Diversification

(as a % of net assets)
Financials	18.7%
Consumer Staples	13.7%
Industrials	13.1%
Energy	12.1%
Consumer Discretionary	11.7%
Health Care	7.9%
Information Technology	7.9%
Telecommunication Services	7.0%
Materials	6.2%
Other+	1.7%

+ Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	121

MANAGEMENT DISCUSSION	LIMITED-TERM BOND

(UNAUDITED)

Susan Regan

Below, Susan K. Regan, portfolio manager of Ivy VIP Limited-Term Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2017. She has managed the Portfolio since 2014 and has 30 years industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2017
Ivy VIP Limited-Term Bond (Class II shares at net asset value)	1.40%
Benchmark(s) and/or Lipper Category
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	1.27%
(generally reflects the performance of securities representing the bond market that have maturities between 1 and 5 years)
Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average	1.66%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Performance

For the period ended December 31, 2017, the Portfolio outperformed its Bloomberg Barclays benchmark, but underperformed relative to the average of its Lipper peer group.

Market Perspective

The 2017 calendar year began with a new administration taking office in Washington, D.C. Optimism over having the same party controlling both the executive and legislative branches of government caused the equity markets to soar. The economy was soft in the first quarter with gross domestic product (GDP) growth at just 1.2%, but it improved to over 3% in the second and third quarters and is anticipated to grow at a rate greater than 3% in the fourth quarter as well.

While there were geopolitical risks in the year, there was a shift from a focus on ISIS and Syria to a focus on possible Russian involvement in the U.S. election and the growing nuclear capabilities of North Korea. Both President Trump and Kim Jong-un of North Korea are avid users of social media and their threats and insults toward one another kept the markets on edge throughout the year.

The Federal Reserve (Fed) engaged in three rate hikes in 2017 (March, June and December), after engaging in just one each in 2015 and 2016. The hikes were all well-telegraphed and anticipated by the market. The Fed also began its plan to reduce the size of its balance sheet, which grew tremendously when it engaged in quantitative easing following the financial crisis. The Fed is not selling securities to reduce the balance sheet; it merely is tapering its reinvestments of maturing securities at an increasing pace.

The yield curve was a major story for the year, as the yield on the two-year note rose 70 basis points to end 2017 at 1.89%, after digesting 75 basis points in Fed Funds rate hikes. While the 10-year note traded between 2.04% and 2.63% in 2017, it ended the year at 2.40%, four basis points lower than when the year started. The yield curve (difference in yields in the 10-year note and two-year note) started the year at 125 basis points and flattened to 52 basis points by the end of December.

Difficulties in Washington repealing and replacing the Affordable Care Act in the first half of the year kept most investors skeptical that major tax legislation would have any chance of passage. That is exactly what happened in the fourth quarter, however, causing more euphoria in the equity markets and a rise in U.S. Treasury yields. The tax plan will take effect in 2018 and is expected to add $1.5 trillion to the budget deficit over 10 years.

The Bloomberg Barclays U.S. Credit Index, a subset of the Bloomberg Barclays US Government/Credit Index, of which the benchmark for this fund is also a subset, shows that investment grade credit enjoyed an excess return of 335 basis points in 2017 (across the entire maturity spectrum). We kept the overweight allocation to investment grade credit throughout the year. We are aware that at some point we will want to lighten up on credit, but right now the story still holds and we intend to keep an overweight position. We kept duration close to, but short of, the benchmark throughout the year, preferring to generate excess returns with our credit allocation rather than duration bets.

122	ANNUAL REPORT	2017

We reduced our allocation to residential mortgage-backed securities in the second and third quarters as it was clear the Fed would be reducing its purchases. We have found agency mortgage-backed securities to be a good investable asset even though the benchmark doesn’t own any and the Portfolio could add more exposure in the coming quarters.

Outlook

The Fed anticipates three to four more rate hikes in 2018. However, the Fed will look much different very soon. In November, President Trump nominated current Fed governor Jerome (Jay) Powell to take over as Fed chair when Janet Yellen’s term is up in early February. There are other vacancies on the board also, including that of Stan Fischer, the vice chair who retired this past fall, and the seat being vacated by Powell to take over as chair. Powell has served on the Fed Board of Governors since 2012 and has voted with the consensus on every policy decision. Most believe he is similar to Yellen philosophically and will continue to communicate monetary policy transparently, as Yellen did. Powell will chair his first Federal Open Market Committee meeting in March. Currently, the market is expecting a rate hike at that meeting and Powell will be at the podium for the press conference.

The yield curve will definitely get more attention as the year goes on, especially if the flattening we have seen continues. We are fully aware that preservation of capital is of the highest importance in a portfolio of this type and will continue to seek to manage the risks involved in a prudent manner, while trying to earn a fair and reasonable return.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy VIP Limited-Term Bond.

2017	ANNUAL REPORT	123

PORTFOLIO HIGHLIGHTS	LIMITED-TERM BOND

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	0.1%
Bonds	93.4%
Corporate Debt Securities	71.0%
United States Government and Government Agency Obligations	18.2%
Municipal Bonds – Taxable	2.4%
Mortgage-Backed Securities	1.0%
Asset-Backed Securities	0.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.5%

Quality Weightings

Investment Grade	91.8%
AAA	1.2%
AA	23.9%
A	27.1%
BBB	39.6%
Non-Investment Grade	1.6%
BB	1.2%
Non-rated	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Equities	6.6%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

124	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	LIMITED-TERM BOND

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	1.40%
5-year period ended 12-31-17	0.93%
10-year period ended 12-31-17	—
Since Inception of Class through 12-31-17(3)	1.40%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2017

PREFERRED STOCKS	Shares	Value
Telecommunication Services

Integrated Telecommunication Services – 0.1%
Frontier Communications Corp., Convertible Series A,
11.125%	50	$541

Total Telecommunication Services – 0.1%		541

TOTAL PREFERRED STOCKS – 0.1%		$541
(Cost: $999)

ASSET-BACKED SECURITIES	Principal
American Airlines Class AA Pass Through Certificates, Series 2016-2,
3.200%, 6-15-28	$948	945
SBA Tower Trust, Series 2013-1C (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.240%, 4-10-18 (A)	1,900	1,900
SBA Tower Trust, Series 2016-1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.877%, 7-9-21 (A)	1,000	993

TOTAL ASSET-BACKED SECURITIES – 0.8%		$3,838
(Cost: $3,855)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Auto Parts & Equipment – 0.8%
BorgWarner Automotive, Inc.,
8.000%, 10-1-19	2,000	2,188
Lear Corp.,
5.375%, 3-15-24	1,257	1,329

		3,517

Automobile Manufacturers – 1.4%
BMW U.S. Capital LLC,
2.150%, 4-6-20 (A)	2,000	1,993
Toyota Motor Credit Corp.,
2.000%, 10-24-18	4,000	4,005

		5,998

Broadcasting – 1.1%
CBS Corp. (GTD by CBS Operations, Inc.),
2.500%, 2-15-23	4,200	4,095
Discovery Communications LLC,
2.200%, 9-20-19	1,000	995

		5,090

Cable & Satellite – 0.4%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal),
1.625%, 1-15-22	750	725
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
4.450%, 4-1-24	1,190	1,259

		1,984

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
General Merchandise Stores – 1.0%
Family Dollar Stores, Inc.,
5.000%, 2-1-21	$4,000	$4,240

Total Consumer Discretionary – 4.7%		20,829
Consumer Staples

Brewers – 0.8%
Molson Coors Brewing Co.:
1.900%, 3-15-19	3,000	2,987
2.250%, 3-15-20	750	746

		3,733

Distillers & Vintners – 1.7%
Constellation Brands, Inc.:
3.875%, 11-15-19	3,950	4,057
2.250%, 11-6-20	3,000	2,972
2.700%, 5-9-22	600	597

		7,626

Drug Retail – 0.5%
CVS Health Corp.,
2.250%, 12-5-18	2,000	2,003

Food Retail – 0.3%
Kroger Co. (The),
6.800%, 12-15-18	1,245	1,299

Packaged Foods & Meats – 1.1%
Smithfield Foods, Inc.,
2.700%, 1-31-20 (A)	4,800	4,768

Total Consumer Staples – 4.4%		19,429
Energy

Oil & Gas Equipment & Services – 0.4%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.),
6.500%, 1-31-19	1,850	1,933

Oil & Gas Exploration & Production – 2.0%
Aker BP ASA,
6.000%, 7-1-22 (A)	1,000	1,045
BP Capital Markets plc (GTD by BP plc),
1.674%, 2-13-18	3,750	3,749
EQT Corp.,
8.125%, 6-1-19	2,650	2,854
Exxon Mobil Corp.,
2.397%, 3-6-22	1,000	998

		8,646

Oil & Gas Refining & Marketing – 0.6%
Shell International Finance B.V. (GTD by Royal Dutch Shell plc),
2.000%, 11-15-18	2,625	2,627

Oil & Gas Storage & Transportation – 3.4%
Enbridge, Inc.,
2.900%, 7-15-22	2,000	1,988

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Energy Transfer Partners L.P.:
6.700%, 7-1-18	$2,393	$2,446
4.150%, 10-1-20	3,860	3,985
Kinder Morgan Energy Partners L.P.:
3.500%, 3-1-21	1,000	1,017
3.450%, 2-15-23	1,646	1,654
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.850%, 10-15-23	1,800	1,791
Spectra Energy Partners L.P.,
2.950%, 9-25-18	1,475	1,484
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4-1-21	800	832

		15,197

Total Energy – 6.4%		28,403
Financials

Asset Management & Custody Banks – 0.5%
Ares Capital Corp.,
3.875%, 1-15-20	2,055	2,091

Consumer Finance – 7.2%
Ally Financial, Inc.,
4.125%, 3-30-20	3,240	3,305
American Honda Finance Corp.:
7.625%, 10-1-18 (A)	1,000	1,042
2.125%, 10-10-18	3,000	3,005
Capital One Bank USA N.A.,
2.300%, 6-5-19	2,950	2,946
Capital One N.A.,
2.400%, 9-5-19	2,125	2,122
Discover Bank,
3.100%, 6-4-20	2,500	2,529
Discover Financial Services,
3.950%, 11-6-24	2,000	2,042
Ford Motor Credit Co. LLC:
5.000%, 5-15-18	1,126	1,138
2.681%, 1-9-20	1,000	1,002
3.810%, 1-9-24	3,000	3,062
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
2.400%, 5-9-19	3,000	3,001
3.200%, 7-6-21	1,000	1,010
3.700%, 5-9-23	2,450	2,498
Hyundai Capital America,
2.875%, 8-9-18 (A)	1,000	1,002
Synchrony Financial,
2.600%, 1-15-19	1,995	1,999

		31,703

Diversified Banks – 6.2%
ABN AMRO Bank N.V.,
2.100%, 1-18-19 (A)	2,000	1,997
Bank of America Corp.:
2.625%, 4-19-21	1,000	1,005
4.100%, 7-24-23	1,666	1,769
Bank of New York Mellon Corp. (The),
2.300%, 9-11-19	2,550	2,556

126	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
BB&T Corp.,
2.050%, 5-10-21	$1,150	$1,133
Branch Banking and Trust Co., 1.450%, 5-10-19	2,000	1,981
KeyBank N.A.,
2.300%, 9-14-22	3,000	2,941
Mitsubishi UFJ Financial Group, Inc.,
2.998%, 2-22-22	500	503
Mizuho Financial Group, Inc.,
2.273%, 9-13-21	2,100	2,061
Northern Trust Corp.,
2.375%, 8-2-22	2,719	2,717
Royal Bank of Canada,
2.350%, 10-30-20	5,000	4,998
Wachovia Corp.,
5.750%, 2-1-18	1,500	1,505
Wells Fargo & Co.:
3.069%, 1-24-23	1,500	1,511
3.000%, 2-19-25	995	987

		27,664

Investment Banking & Brokerage – 3.2%
Daiwa Securities Group, Inc.,
3.129%, 4-19-22 (A)	3,000	3,018
Goldman Sachs Group, Inc. (The):
2.600%, 12-27-20	4,000	3,999
2.350%, 11-15-21	1,000	985
3.000%, 4-26-22	1,000	1,004
4.000%, 3-3-24	800	839
Morgan Stanley:
5.750%, 1-25-21	1,000	1,090
2.500%, 4-21-21	1,000	998
2.750%, 5-19-22	2,000	1,992
Morgan Stanley (3-Month U.S. LIBOR plus 110 bps),
3.000%, 5-31-23 (B)	300	300

		14,225

Life & Health Insurance – 1.6%
Athene Global Funding:
2.875%, 10-23-18 (A)	2,550	2,563
2.750%, 4-20-20 (A)	1,000	1,001
New York Life Global Funding,
1.550%, 11-2-18 (A)	1,500	1,495
Principal Life Global Funding II, 2.625%, 11-19-20 (A)	2,000	2,008

		7,067

Other Diversified Financial Services – 3.1%
Citigroup, Inc.:
2.650%, 10-26-20	1,000	1,003
2.700%, 3-30-21	1,000	1,003
2.750%, 4-25-22	2,000	1,996
Fidelity National Information Services, Inc.,
2.850%, 10-15-18	1,100	1,107
JPMorgan Chase & Co.:
4.250%, 10-15-20	1,000	1,048
2.972%, 1-15-23	3,500	3,529
3.000%, 2-27-30 (C)	850	818
USAA Capital Corp.,
2.450%, 8-1-20 (A)	3,245	3,243

		13,747

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Property & Casualty Insurance – 1.5%
ACE INA Holdings, Inc. (GTD by ACE Ltd.),
2.300%, 11-3-20	$2,543	$2,539
Berkshire Hathaway, Inc.:
2.100%, 8-14-19	3,000	3,001
2.750%, 3-15-23	1,000	1,006

		6,546

Regional Banks – 1.1%
PNC Bank N.A.:
2.400%, 10-18-19	870	871
2.550%, 12-9-21	1,000	1,000
PNC Funding Corp. (GTD by PNC Financial Services Group, Inc.),
6.700%, 6-10-19	1,447	1,535
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 3-6-19 (A)	1,500	1,496

		4,902

Specialized Finance – 1.2%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
3.480%, 6-1-19 (A)	1,875	1,898
International Lease Finance Corp.,
6.250%, 5-15-19	3,500	3,668

		5,566

Total Financials – 25.6%		113,511
Health Care

Biotechnology – 1.1%
Amgen, Inc.,
2.200%, 5-11-20	4,940	4,912

Health Care Services – 0.2%
Cardinal Health, Inc.,
1.948%, 6-14-19	1,000	994

Health Care Supplies – 1.4%
Abbott Laboratories,
2.350%, 11-22-19	1,150	1,150
C.R. Bard, Inc.,
1.375%, 1-15-18	500	500
Catholic Health Initiatives,
2.600%, 8-1-18	3,575	3,587
Stryker Corp.,
2.625%, 3-15-21	1,000	1,002

		6,239

Pharmaceuticals – 0.7%
AbbVie, Inc.,
2.500%, 5-14-20	3,000	3,009

Total Health Care – 3.4%		15,154
Industrials

Aerospace & Defense – 2.0%
BAE Systems Holdings, Inc.:
6.375%, 6-1-19 (A)	2,470	2,604
3.850%, 12-15-25 (A)	1,500	1,555

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
Exelis, Inc.,
5.550%, 10-1-21	$460	$501
Northrop Grumman Corp.:
3.250%, 8-1-23	680	694
2.930%, 1-15-25	3,450	3,429

		8,783

Air Freight & Logistics – 0.5%
FedEx Corp.,
8.000%, 1-15-19	2,252	2,383

Airlines – 2.1%
Aviation Capital Group Corp.:
2.875%, 9-17-18 (A)	2,500	2,508
2.875%, 1-20-22 (A)	1,000	999
Aviation Capital Group LLC:
4.625%, 1-31-18 (A)	1,080	1,082
3.500%, 11-1-27 (A)	1,250	1,225
Southwest Airlines Co.,
2.650%, 11-5-20	3,465	3,479

		9,293

Building Products – 0.5%
Boral Finance Pty Ltd. (GTD by Boral Ltd.),
3.000%, 11-1-22 (A)	2,000	1,982

Environmental & Facilities Services – 1.1%
Republic Services, Inc.,
3.800%, 5-15-18	4,000	4,028
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
7.100%, 8-1-26	550	705

		4,733

Industrial Conglomerates – 0.5%
General Electric Capital Corp.,
5.012%, 1-1-24	2,128	2,275

Railroads – 0.6%
Burlington Northern Santa Fe Corp.,
5.750%, 3-15-18	2,750	2,771

Total Industrials – 7.3%		32,220
Information Technology

Communications Equipment – 1.9%
Cisco Systems, Inc.,
2.200%, 2-28-21	2,000	1,993
Harris Corp.,
1.999%, 4-27-18	3,777	3,773
L-3 Communications Corp.:
3.950%, 5-28-24	2,000	2,082
3.850%, 12-15-26	750	771

		8,619

Data Processing & Outsourced Services – 2.3%
Alliance Data Systems Corp.,
6.375%, 4-1-20(A)	1,000	1,007
Total System Services, Inc.,
2.375%, 6-1-18	4,000	4,001

2017	ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Data Processing & Outsourced Services (Continued)
Visa, Inc.,
2.800%, 12-14-22	$5,000	$5,073

		10,081

Electronic Manufacturing Services – 0.3%
Jabil Circuit, Inc.,
8.250%, 3-15-18	1,420	1,439

Home Entertainment Software – 0.7%
Activision Blizzard, Inc.,
2.300%, 9-15-21	3,000	2,960

Internet Software & Services – 0.6%
Alibaba Group Holding Ltd.,
2.800%, 6-6-23	2,500	2,493

Semiconductors – 3.0%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.):
2.375%, 1-15-20(A)	4,500	4,469
3.125%, 1-15-25(A)	1,550	1,482
Intel Corp.:
1.850%, 5-11-20	3,000	2,986
2.450%, 7-29-20	1,000	1,011
2.875%, 5-11-24	2,750	2,774
QUALCOMM, Inc.,
2.100%, 5-20-20	575	573

		13,295

Systems Software – 1.3%
CA, Inc.,
5.375%, 12-1-19	1,500	1,573
Microsoft Corp.:
2.000%, 11-3-20	2,000	1,992
2.875%, 2-6-24	2,250	2,282

		5,847

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.:
1.550%, 2-7-20	2,500	2,473
2.500%, 2-9-22	1,500	1,501

		3,974

Total Information Technology – 11.0%		48,708
Materials

Diversified Chemicals – 0.2%
Dow Chemical Co. (The),
4.250%, 11-15-20	724	756

Paper Packaging – 0.3%
Packaging Corp. of America,
2.450%, 12-15-20	1,175	1,177

Specialty Chemicals – 0.3%
Methanex Corp.,
3.250%, 12-15-19	1,500	1,506

Total Materials – 0.8%		3,439

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate

Specialized REITs – 1.8%
American Tower Corp.:
3.300%, 2-15-21	$2,500	$2,546
5.900%, 11-1-21	800	885
2.250%, 1-15-22	2,165	2,108
3.375%, 10-15-26	1,000	982
Crown Castle International Corp.:
2.250%, 9-1-21	500	492
4.875%, 4-15-22	1,000	1,072

		8,085

Total Real Estate – 1.8%		8,085
Telecommunication Services

Integrated Telecommunication Services – 1.1%
AT&T, Inc.:
5.875%, 10-1-19	2,592	2,746
3.400%, 8-14-24	2,000	2,010

		4,756

Wireless Telecommunication Service – 0.2%
Crown Castle Towers LLC,
3.222%, 5-15-22(A)	1,000	1,010

Total Telecommunication Services – 1.3%		5,766
Utilities

Electric Utilities – 3.6%
CenterPoint Energy, Inc.,
2.500%, 9-1-22	3,000	2,954
Edison International,
2.125%, 4-15-20	1,000	991
Emera U.S. Finance L.P. (GTD by Emera U.S. Holdings, Inc.),
2.150%, 6-15-19	1,000	996
Entergy Mississippi, Inc.,
2.850%, 6-1-28	1,050	1,016
Entergy Texas, Inc.,
2.550%, 6-1-21	1,275	1,266
MidAmerican Energy Co.:
2.400%, 3-15-19	3,000	3,012
3.700%, 9-15-23	1,545	1,611
National Rural Utilities Cooperative Finance Corp.:
1.650%, 2-8-19	1,000	995
2.400%, 4-25-22	2,000	1,989
Virginia Electric and Power Co., Series C,
2.750%, 3-15-23	1,000	995

		15,825

Multi-Utilities – 0.7%
Dominion Resources, Inc.,
6.400%, 6-15-18	3,000	3,062

Total Utilities—4.3%		18,887

TOTAL CORPORATE DEBT SECURITIES – 71.0%		$314,431
(Cost: $314,792)

MORTGAGE-BACKED SECURITIES	Principal	Value
Non-Agency REMIC/CMO—1.0%
Bear Stearns Deutsche Bank Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-AFR1, Class C,
5.097%, 9-15-27(A)	$640	$671
Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (Mortgage spread to 2-year U.S. Treasury index),
6.310%, 10-15-41(A)(B)	3,500	3,661

		4,332

TOTAL MORTGAGE-BACKED SECURITIES – 1.0%		$4,332
(Cost: $4,464)

MUNICIPAL BONDS – TAXABLE
California – 1.4%
Alameda Corridor Trans Auth, Taxable Sr Lien Rev Bonds, Ser 1999C,
6.500%, 10-1-19	750	778
CA Various Purp GO Bonds,
7.700%, 11-1-30	3,355	3,860
The Regents of the Univ of CA, Gen Rev Bonds, Ser 2013AH,
1.796%, 7-1-19	1,500	1,495

		6,133

Florida – 0.3%
FL Dept of Mgmt Svc, Cert of Part, Ser 2009C,
5.586%, 8-1-20	1,440	1,510

New York – 0.4%
NYC GO Bonds, Fiscal 2017 Ser A-2,
2.460%, 8-1-26	1,750	1,695

Texas – 0.3%
Katy Independent Sch Dist (Fort Bend, Harris and Waller Cntys, TX), Unlimited Tax Sch Bldg Bonds, Ser 2010D,
6.349%, 2-15-41	1,150	1,252

TOTAL MUNICIPAL BONDS – TAXABLE – 2.4%		$10,590
(Cost: $10,716)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 1.8%
Federal Home Loan Bank:
2.500%, 4-27-26	2,000	1,934
1.750%, 7-21-31	1,640	1,619
1.700%, 7-25-31	1,500	1,468
2.000%, 11-25-31	200	195
U.S. Department of Transportation,
6.001%, 12-7-21(A)	2,500	2,843

		8,059

128	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2017

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations—9.4%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
2.699%, 5-25-18	$977	$978
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Year U.S. Treasury index plus 400 bps),
5.045%, 7-25-44 (A)(B)	1,100	1,108
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (3-Year U.S. Treasury index plus 315 bps),
4.781%, 11-25-49 (A)(B)	2,120	2,205
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 1-Month U.S. LIBOR):
4.622%, 6-25-21 (A)(B)	593	598
5.372%, 9-25-22 (A)(B)	557	568
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 1-year U.S. Treasury index),
4.159%, 9-25-44 (A)(B)	2,000	2,020
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index),
3.750%, 2-25-45 (A)(B)	1,906	1,927
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 3-year U.S. Treasury index):
5.685%, 4-25-20 (A)(B)	880	929
4.493%, 1-25-46 (A)(B)	1,000	1,047
4.120%, 2-25-46 (A)(B)	70	72
4.424%, 12-25-48 (A)(B)	3,625	3,771
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
3.668%, 2-25-22 (A)(B)	1,000	1,014
4.948%, 8-25-44 (A)(B)	1,000	1,065
4.341%, 12-25-44 (A)(B)	3,047	3,193
3.870%, 5-25-45 (A)(B)	600	618
3.501%, 8-25-46 (A)(B)	2,250	2,267
4.752%, 11-25-46 (A)(B)	1,557	1,651
3.681%, 11-25-47 (A)(B)	365	369

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
3.000%, 9-1-28	$2,756	$2,803
4.500%, 8-1-30	780	832
2.500%, 5-15-44	755	748
Federal National Mortgage Association Agency REMIC/CMO,
2.000%, 6-25-39	2,436	2,410
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
2.210%, 10-1-19	2,255	2,255
4.646%, 7-1-20	1,540	1,597
3.680%, 2-1-21	895	908
4.381%, 6-1-21	1,748	1,853
2.000%, 10-25-41	1,885	1,830
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3-16-42	1,112	1,089

		41,725

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 11.2%		$49,784
(Cost: $50,488)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations—7.0%
U.S. Treasury Notes:
1.750%, 10-31-20	8,000	7,954
2.000%, 12-31-21	8,000	7,959
1.875%, 2-28-22	15,000	14,836

		30,749

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 7.0%		$30,749
(Cost: $30,969)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (E) – 3.1%
DTE Gas Co.,
2.000%, 1-11-18	$2,000	$1,999
Kroger Co. (The),
1.770%, 1-2-18	5,058	5,057
Northern Illinois Gas Co.,
2.040%, 1-10-18	2,000	1,999
River Fuel Trust #1 (GTD by Bank of Nova Scotia),
1.630%, 1-31-18	4,800	4,793

		13,848

Master Note – 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (D)	2,318	2,318

Municipal Obligations – 0.5%
NYC Hsng Dev Corp., Multi-Fam Mtg Rev Bonds (Markham Gardens Apt), Ser 2006A (GTD by FHLMC) (BVAL plus 14 bps),
1.700%, 1-7-18 (D)	2,000	2,000

United States Government Agency Obligations – 1.7%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
1.490%, 1-7-18 (D)	3,233	3,233
1.550%, 1-7-18 (D)	4,075	4,075

		7,308

TOTAL SHORT-TERM SECURITIES – 5.8%		$25,474
(Cost: $25,475)

TOTAL INVESTMENT SECURITIES – 99.3%		$439,739
(Cost: $441,758)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		3,049

NET ASSETS – 100.0%		$442,788

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the total value of these securities amounted to $82,982 or 18.7% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Rate shown is the yield to maturity at December 31, 2017.

2017	ANNUAL REPORT	129

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2017

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Preferred Stocks	$541	$—	$—
Asset-Backed Securities	—	3,838	—
Corporate Debt Securities	—	314,431	—
Mortgage-Backed Securities	—	4,332	—
Municipal Bonds	—	10,590	—
United States Government Agency Obligations	—	49,784	—
United States Government Obligations	—	30,749	—
Short-Term Securities	—	25,474	—
Total	$541	$439,198	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

CMO = Collateralized Mortgage Obligation

FHLMC = Federal Home Loan Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

130	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	MICRO CAP GROWTH

(UNAUDITED)

John Bichelmeyer

Below, John P. Bichelmeyer, CFA, portfolio manager of Ivy VIP Micro Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2017. He has managed the Portfolio since 2015 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Micro Cap Growth (Class II shares at net asset value)	8.83%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	22.17%
(generally reflects the performance of smaller market cap company stocks within the growth market)
Russell Microcap Growth Index	16.56%
(generally reflects the performance of stocks in the smallest category of publicly traded companies within the growth market)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	24.34%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Multiple indexes are shown because the Portfolio’s management team expects to typically invest in companies within a wider range of market capitalization.

Key Drivers

Equities started off 2017 strong and never really looked back, which resulted in strong positive returns for the broader equity markets. In what seemed unthinkable after the 2016 election, the S&P 500 Index posted a positive return each and every month in 2017, despite all the economic and political uncertainty. This marked the first year in the index’s 60-year history where the index posted a positive return each and every month during the calendar year. Robust earnings, cheap credit, accommodative monetary policy, low inflation and accelerating global economic activity are a few of the key drivers behind this thriving bull market. Additionally, a new catalyst emerged in late 2017: tax reform. The recently enacted Tax Cuts and Jobs Act marks the first major change to the U.S. tax code in more than 30 years and is expected to act as an accelerant to economic growth and earnings in 2018. As a result of the robust economic results, any risks that could have possibly derailed the market’s momentum never quite materialized in 2017, which effectively eliminated downward volatility throughout the entire year.

Performance

For the year ended December 31, 2017, the Russell Microcap Growth Index rose 16.7% and the Russell 2000 Growth Index returned 22.2%. Ivy VIP Micro Cap Growth returned 8.8%.

The health care, technology and industrial sectors were the biggest contributors to the Portfolio’s absolute performance during the period. The strength in health care was outsized compared to the other two sectors, and it was broad-based across the pharmaceutical, medical device, service and technology areas. Some of the key long-term fundamental factors underpinning this success include health care cost containment, improved patient safety and outcomes, and novel, more efficacious drugs. Within technology, key fundamental drivers include the continued focus on internet security, the near insatiable demand for internet bandwidth and the continued proliferation of cloud software. Lastly, the Portfolio’s industrials holdings benefitted from ongoing improvement in the housing market and continued strength in defense spending.

For the year, the most significant factor that impacted the Portfolio’s relative underperformance versus the Russell Microcap Growth Index was sector allocation, even though stock selection was also a slight detractor. Looking more closely, energy holdings created the biggest drag on relative performance, which was due to the fact that the Portfolio was overweight energy, which was the only sector to post negative returns for the period. Additionally, cash was a drag on relative performance given the benchmark’s strong absolute return.

With regard to stock selection, the Portfolio experienced significant weakness within the consumer discretionary space. Many of the same factors impacting the sector a year ago continued to negatively influence business fundamentals. Issues

2017	ANNUAL REPORT	131

such as Amazon taking market share, higher labor costs and excess industry capacity in both the retail and restaurant industries, are a few reasons why this area of the market continues to be difficult to navigate. On the positive side, one area that remained strong in terms of stock selection was health care. The performance drivers mentioned above are creating some powerful growth tailwinds, and for those companies that can successfully execute against the opportunity, substantial share price gains are not uncommon.

Portfolio positioning

As mentioned in last year’s annual commentary, it is important to remember that when we construct the Portfolio, benchmark weights are considered, but not managed to. The Portfolio is constructed on a name-by-name basis. This means it is not uncommon to have sector weights that deviate from the indexes. We believe that technology and health care are two areas that commonly have some of the best long-term, structural growth opportunities. As a result, the Portfolio’s largest absolute weightings commonly fall within these sectors.

On a relative basis, when compared to the Russell Microcap Growth Index, the Portfolio remains meaningfully overweight the technology sector. Exposure is centered on some of the most attractive growth areas of the market — cloud software, unified communications, security and semiconductor capital equipment. Despite its small absolute weighting, energy is the next biggest relative sector overweight. While the sector suffered in 2017, the fundamental supply and demand outlook for oil appears favorable given declining excess inventories and consistent demand growth. Our view is that both oil producers and oil service companies should stand to benefit from higher commodity prices, which could help erase 2017’s losses.

The two sectors that represent significant relative underweight positions include health care and financials. The health care weighting stems from the fact that the benchmark has a large weighting in unprofitable, cash flow negative biotechnology and pharmaceutical companies. As a reminder, our investment process tends to shy away from business models where the probability of a success is difficult to ascertain and/or dependent upon the approval of a single product. Financials is an area we are actively researching but have yet to identify a meaningful number of opportunities.

In terms of the Portfolio’s absolute sector weightings, technology and health care represent the two largest for reasons previously discussed. The third largest sector is industrials. Over the past six to nine months, this area of the economy has been picking up steam, and the improving fundamental backdrop has helped us uncover some attractive investment opportunities. Additionally, corporate tax reform should help accelerate earnings growth given the sector’s domestic focus and historically high tax rate. With regard to consumer discretionary, it remains a sizable percentage of the Portfolio but less so than last year at this time. Some holdings in this sector remain; however, new investments have been established in companies that appear to be better positioned for today’s hypercompetitive environment. Lastly, tax reform should also act as a catalyst in this sector too.

Outlook

As we evaluate prospects for the year ahead, there is little debate that the outlook for economic growth remains bright. The pivotal question is: how long will the good times last? From our vantage point, the growth outlook looks solid for the foreseeable future, especially with the passage of tax reform, inflation remains in check and monetary conditions remain accommodative despite rising short-term interest rates. This combination of factors is contributing to a wave of optimism and it has the potential to lead to another positive year in the equity markets. However, one factor that investors should prepare themselves for is increased volatility. The near automatic daily increases that occurred in 2017 will most likely not repeat themselves. A key challenge this year will be to find companies with prospects that can justify increasingly lofty investor expectations given the significant rally that has occurred over the past several years. We think that although absolute valuations are elevated, relative valuations for smaller companies are less onerous. Thus far, investment opportunities have not been difficult to uncover and we look forward to improving upon our performance in the coming year.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment

Investing in micro-cap stocks may carry more risk than investing in stocks of larger, more established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s view is subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Micro Cap Growth.

132	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	MICRO CAP GROWTH

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	92.6%
Information Technology	29.7%
Health Care	29.0%
Industrials	15.8%
Consumer Discretionary	6.1%
Energy	5.2%
Real Estate	3.5%
Consumer Staples	2.2%
Financials	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.4%

Top 10 Equity Holdings

Company	Sector	Industry
Aerie Pharmaceuticals, Inc.	Health Care	Pharmaceuticals
8x8, Inc.	Information Technology	Application Software
MYR Group, Inc.	Industrials	Construction & Engineering
Mimecast Ltd.	Information Technology	Internet Software & Services
AxoGen, Inc.	Health Care	Health Care Equipment
GTT Communications, Inc.	Information Technology	Internet Software & Services
Tactile Systems Technology, Inc.	Health Care	Health Care Equipment
Community Healthcare Trust, Inc.	Real Estate	Health Care REITs
Kornit Digital Ltd.	Industrials	Industrial Machinery
Tabula Rasa HealthCare, Inc.	Health Care	Health Care Technology

See your advisor or www.waddell.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	133

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	MICRO CAP GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-17	—	8.83%
5-year period ended 12-31-17	—	11.60%
10-year period ended 12-31-17	—	6.41%
Since Inception of Class(3) through 12-31-17	6.62%	—

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

134	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MICRO CAP GROWTH (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 2.6%
Motorcar Parts of America, Inc. (A)	76	$1,889

Home Improvement Retail – 0.5%
Lumber Liquidators Holdings, Inc. (A)	12	361

Leisure Products – 0.8%
Nautilus Group, Inc. (The) (A)	40	531

Specialty Stores – 2.2%
Sportsman’s Warehouse Holdings, Inc. (A)	243	1,604

Total Consumer Discretionary – 6.1%		4,385
Consumer Staples

Distillers & Vintners – 2.2%
MGP Ingredients, Inc.	21	1,591

Total Consumer Staples – 2.2%		1,591
Energy

Oil & Gas Equipment & Services – 2.5%
Natural Gas Services Group, Inc. (A)	29	747
NCS Multistage Holdings, Inc. (A)	32	466
Ranger Energy Services, Inc. (A)	67	622

		1,835

Oil & Gas Exploration & Production – 2.7%
Earthstone Energy, Inc. (A)	41	435
Ring Energy, Inc. (A)	108	1,502

		1,937

Total Energy – 5.2%		3,772
Financials

Regional Banks – 1.1%
State Bank Financial Corp.	28	820

Total Financials – 1.1%		820
Health Care

Biotechnology – 0.8%
Natera, Inc. (A)	65	587

Health Care Distributors – 2.0%
PetIQ, Inc. (A)	65	1,422

Health Care Equipment – 11.4%
AxoGen, Inc. (A)	97	2,741
K2M Group Holdings, Inc. (A)	105	1,883
Obalon Therapeutics, Inc. (A)	69	457
Oxford Immunotec Global plc (A)	67	942
Tactile Systems Technology, Inc. (A)	75	2,182

		8,205

Health Care Services – 1.4%
Teladoc, Inc. (A)	29	1,025

COMMON STOCKS (Continued)	Shares	Value
Health Care Supplies – 0.8%
OrthoPediatrics Corp. (A)	31	$585

Health Care Technology – 4.0%
Evolent Health, Inc., Class A (A)	77	945
Tabula Rasa HealthCare, Inc. (A)	71	1,977

		2,922

Pharmaceuticals – 8.6%
Aerie Pharmaceuticals, Inc. (A)	63	3,782
Intersect ENT, Inc. (A)	52	1,685
Revance Therapeutics, Inc. (A)	20	704

		6,171

Total Health Care – 29.0%		20,917
Industrials

Aerospace & Defense – 2.7%
Mercury Computer Systems, Inc. (A)	38	1,936

Air Freight & Logistics – 1.2%
Air Transport Services Group, Inc. (A)	38	879

Building Products – 4.4%
American Woodmark Corp. (A)	13	1,654
PGT Innovations, Inc. (A)	91	1,532

		3,186

Construction & Engineering – 4.0%
MYR Group, Inc. (A)	81	2,898

Industrial Machinery – 3.0%
Kornit Digital Ltd. (A)	131	2,119

Research & Consulting Services – 0.5%
Willdan Group, Inc. (A)	15	359

Total Industrials – 15.8%		11,377
Information Technology

Application Software – 4.3%
8x8, Inc. (A)	221	3,112

Communications Equipment – 0.8%
Oclaro, Inc. (A)	90	604

Internet Software & Services – 15.1%
Bandwidth, Inc., Class A (A)	37	856
Chegg, Inc. (A)	24	384
Cornerstone OnDemand, Inc. (A)	47	1,671
Five9, Inc. (A)	59	1,465
GTT Communications, Inc. (A)	52	2,437
Mimecast Ltd. (A)	98	2,803
Q2 Holdings, Inc. (A)	35	1,282

		10,898

IT Consulting & Other Services – 0.6%
ForeScout Technologies, Inc. (A)	12	390

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment – 4.3%
Aehr Test Systems (A)	80	$217
Ichor Holdings Ltd. (A)	42	1,043
PDF Solutions, Inc. (A)	115	1,812

		3,072

Semiconductors – 2.8%
CEVA, Inc. (A)	14	655
NVE Corp.	16	1,368

		2,023

Systems Software – 1.8%
Rapid7, Inc. (A)	21	396
SailPoint Technologies Holdings, Inc. (A)	63	914

		1,310

Total Information Technology – 29.7%		21,409
Real Estate

Health Care REITs – 3.0%
Community Healthcare Trust, Inc.	77	2,157

Office REITs – 0.5%
Easterly Government Properties, Inc.	17	365

Total Real Estate – 3.5%		2,522

TOTAL COMMON STOCKS – 92.6%		$66,793
(Cost: $49,913)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 2.8%
CVS Health Corp.,
1.731%, 1-9-18	$2,000	1,999

Master Note – 4.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (C)	3,361	3,361

TOTAL SHORT-TERM SECURITIES – 7.5%		$5,360
(Cost: $5,360)

TOTAL INVESTMENT SECURITIES – 100.1%		$72,153
(Cost: $55,273)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(74)

NET ASSETS – 100.0%		$72,079

2017	ANNUAL REPORT	135

SCHEDULE OF INVESTMENTS	MICRO CAP GROWTH (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$66,793	$—	$—
Short-Term Securities	—	5,360	—
Total	$66,793	$5,360	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

136	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	MID CAP GROWTH

(UNAUDITED)

Kimberly A. Scott

Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, co-portfolio managers of Ivy VIP Mid Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Ms. Scott has managed the Portfolio since its inception in 2005 and has 30 years of industry experience. Mr. Brown became co-portfolio manager in October 2016 and has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Mid Cap Growth (Class II shares at net asset value)	26.89%
Benchmark(s) and/or Lipper Category
Russell Midcap Growth Index	25.27%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Variable Annuity Mid-Cap Growth Portfolios Universe Average	25.59%
(generally reflects the performance of the universe of Portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

The mid-cap growth sector of the market as measured by the Russell Midcap Growth Index (the Portfolio’s benchmark), gained 25.3% in the 12-month period ended December 31, 2017, while Ivy VIP Mid Cap Growth gained 26.9%, outperforming the index.

Contributors and detractors over the period

Very strong results in the Portfolio’s technology sector holdings drove the positive relative return for the Portfolio in the past 12 months, with stock selection key to the outperformance. The consumer staples, consumer discretionary and health care sectors also made solid positive contributions to performance based on a combination of strong stock selection (in the case of consumer staples and health care) and sector allocation (in the case of consumer discretionary). Other sectors where the Portfolio saw a positive contribution were telecommunications and real estate, both at zero exposure in the Portfolio, and both underperforming the index.

The Portfolio also had no exposure to utilities, an outperforming sector for the index. The Utilities sector is a minor part of the index. Those sectors that made a negative contribution to relative performance were financials and energy, and to a much lesser degree, industrials and materials. Cash and equity options were 48 and 12 basis points to the negative, respectively. The Portfolio utilized equity options on individual stocks as a means to gain exposure and generate premium income. This strategy included both written puts and purchased call options on a variety of stocks.

Our technology sector exposure made the greatest positive contribution to the Portfolio’s return for the year. We were overweight this outperforming sector, and very strong returns across most of our well-diversified group of names overcame both the absence of NVIDIA Corp. in the Portfolio, which added 92 basis points of performance to the index, and our position in Pandora, which significantly detracted from returns. Our top five technology names by contribution were a well-diversified group within the sector that contributed a combined 444 basis points of relative performance to the overall portfolio for the measurement period. MercadoLibre, Inc., the online commerce platform for Latin America, delivered the strongest positive contribution, as the company continues to grow its business in an area of the world where e-commerce is still underdeveloped. GrubHub, Inc., the online restaurant food ordering and delivery service, boosted Portfolio results on a year of strong operating performance and the acquisition of Yelp’s Eat24 business. Mobileye, N.V. was another strong performer, as the company received a buyout offer from Intel early in the year. Our goal to capitalize on automotive technology innovation, particularly around active safety, played out sooner than expected given the buyout offer, and we sold Mobileye shortly after the deal was announced. ServiceNow and CoStar Group, two long-time positions and strong growth companies in the technology sector, also delivered strong results, as did Arista Networks, Inc., Square, Inc. and Red Hat, Inc., all three leading edge technology companies in the Portfolio.

Pandora Media, Inc., the online radio and music streaming service, was a notable detractor from performance of both the technology sector and the Portfolio overall for the year. The company underwent a number of important transitions in 2017, including a new CEO and CFO, a capital investment from Sirius XM Holdings, and steps to improve and accelerate innovation and the monetization of their service. 2018 is a pivotal year for the company and its exposure in our Portfolio. We will be following and assessing its progress closely.

2017	ANNUAL REPORT	137

Consumer staples was a particularly productive sector for the Portfolio in 2017, led by buyouts of Whole Foods Market (no longer a holding) by Amazon.com, and Snyder’s-Lance by Campbell Soup Company, as well as by strong stock performance from Blue Buffalo Pet Products, Inc., an innovator in the organic and natural pet food business. This stock has come alive after struggling for several years following its initial public offering. We were very slightly underweight this group relative to the index, but stock selection was a primary contributing factor, as our stocks returned almost 34% versus a 7.5% return for the sector within the benchmark. Hain Celestial Group, Inc. and Sprout’s Farmers Markets, which is a recent addition to the Portfolio, were detractors.

Our health care exposure contributed positively to relative performance, as strong outperformance by many of our largest holdings greatly outweighed weakness in a number of our smaller positions. Intuitive Surgical, Inc., Align Technology, Inc., and Zoetis, Inc. were all standout performers across pharmaceuticals and medical technology. Align Technology, Inc. delivered the strongest absolute return in the group with a gain of almost 129%. This company is growing strongly and delivering great earnings results based on innovation in and demand for its Invisalign orthodontics products.

Many companies within the consumer discretionary sector began to find their footing again late in 2017 after a number of difficult years when the internet and e-commerce began in earnest to impact their business models. While many stocks in our consumer discretionary exposure continued to struggle last year, we saw strength in a handful of names, and better performance overall in the sector than the benchmark had, plus an underweight position last year in this underperforming group yielded positive relative performance for the Portfolio. Strong contributors included Polaris Industries, the maker of off-road vehicles and snowmobiles, which had struggled for several years related to unfortunate weather conditions, poor consumer demand, and self-inflicted operational problems; Tiffany & Company, the iconic jewelry retailer; BorgWarner, Inc., the auto parts innovator and manufacturer; and Burberry Group, the British luxury apparel and accessories company. Many forces have come together to improve the picture for the stocks of some consumer discretionary companies, including low valuations, a strong economy and progress for some in strengthening business models to compete in a fast-changing environment. We have divested a number of companies from the Portfolio where we think competitiveness is challenged, and we have added or continue to hold a group of names that we see as differentiated and able to function competitively to serve consumers. We are now overweight the consumer discretionary sector, after being below index weight for much of 2017.

Our financials and energy holdings posed the biggest challenges to performance last year. We were overweight the outperforming financials sector, but the performance of our names fell well short of the benchmark, and detracted significantly from overall Portfolio performance. The issues were two-fold: our banks all struggled to perform, and, in fact, both First Republic Bank and Signature Bank posted negative returns for the year; and we had little exposure to the very strongly performing capital markets stocks. First Republic and Signature Bank have been perennially strong holdings, but slower growth than anticipated near term, on top of rich valuations, made it difficult for these names in 2017. Additionally, other banks would be greater beneficiaries of tax reform and less regulation, thus garnering greater attention from investors. Stronger names in our financials exposure were CME Group and MarketAxess Holdings, both returning better than 30%.

Our energy exposure also contributed negatively to relative performance. We were overweight this underperforming group, on balance, for the year, but managed our position to a slight underweight by the second half of the year. Cabot Oil & Gas was a strong name, well outperforming the sector, but underperforming the index. Our other names lagged, including Cimarex Energy, Continental Resources and Noble Energy. As of the end of the fiscal year, we held only two energy names in the Portfolio, Cabot Oil & Gas and Cimerax Energy. Continental Resources and Noble Energy were sold.

Our materials and industrials exposure were a combined 11 basis points negative to relative performance. The modest negative two basis points from materials was related to stock underperformance relative to the index, as we were significantly underweight this underperforming group. Our names, Axalta Coating Systems and Scotts Miracle-Gro Company, were essentially unchanged for the year. The nine basis points to the negative from our exposure to the industrials sector was largely sector allocation related, as we were slightly overweight this group, which slightly underperformed the index. We had a group of names with impressive absolute performance, including IDEX Corp., Harris Corp. and A.O. Smith Corp., each of which gained greater than 30% in value in calendar year 2017. However, this strength was offset by some names that had either more modest positive performance, or negative returns, including Fastenal Company, Westinghouse Air Brake Technologies and Generac Holdings, Inc., the latter of which we divested from the Portfolio mid-year.

We had no exposure to the underperforming real estate and telecommunications sectors, which contributed nine and four basis points to Portfolio performance, respectively. The utilities sector, which is a tiny part of the index, gained 64%. Our zero exposure had no impact on the relative performance of the Portfolio. Equity options were 12 basis points to the negative for Portfolio performance and cash 48 basis points to the negative.

138	ANNUAL REPORT	2017

The stock selection effect was the overwhelmingly important factor for performance, especially in technology and consumer staples. Sector allocation was a minor positive, with technology, consumer discretionary and consumer staples the greatest positives, helping to offset the negative allocation related to our energy exposure. Currency also had a positive 15 basis point impact related to our investment in Burberry.

Outlook

The market’s strength in 2017 was impressive, and the returns consistent, with gains in every month of the year. Strong corporate earnings borne of the ongoing recovery post the energy sector-led downturn in 2014 and 2015, buoyant business and consumer confidence, and economic growth worldwide underpinned the market’s move. Tax reform was the turbo booster. We see no near term change in the potential for these same factors to drive positive returns in the market as we begin 2018. Economies are still growing synchronously around the world, businesses are optimistic, which usually feeds on itself in terms of generating more activity, and consumers are employed and enjoying wage gains. We believe that a corporate profit picture that is already firm will be enhanced by the tax legislation passed by the U.S. Congress at the end of 2017. We expect the market to continue to move higher, but we also understand that we must consider valuation levels as we invest the Portfolio, and that we must also monitor interest rates, yield spreads and credit conditions for clues about excesses or concerns that can build in the economy and potentially impact the market as the business cycle progresses.

The Portfolio continues to express a more economically constructive and optimistic view, with a more assertive pro-growth, less defensive stance — although slightly less so than earlier in 2017. We are overweight the consumer discretionary, financials and industrials sectors. We still have a healthy exposure to technology, but have moved to an underweight position, having seen valuations increase dramatically in this sector. We are also overweight the consumer staples and health care sectors, more from a stock selection standpoint, rather than a defensive posture, as there are names in these groups where we expect solid growth and stock appreciation over time. We are very slightly underweight energy, underweight materials and, as mentioned, underweight technology, although this weight could increase once again given the many interesting investment opportunities across that sector. We have no exposure to the telecommunications, real estate and utilities sector, which represent a combined 3.3% of the index.

While our Portfolio represents an economically constructive point of view, our approach is essentially balanced based on stock selection as opposed to overt sector allocations. From a broader macroeconomic factor perspective, we expect a stable-to-rising rate environment to be generally positive for our approach, related to our focus on very profitable business models and sound capital structures. The time of quantitative easing was a challenge to our returns, as lower and lower interest rates played to the benefit of the stocks of companies with lesser quality business models and/or capital structures. We expect the change in trend to favor our investment style.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Mid Cap Growth.

2017	ANNUAL REPORT	139

PORTFOLIO HIGHLIGHTS	MID CAP GROWTH

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.3%
Information Technology	26.7%
Consumer Discretionary	20.1%
Industrials	16.4%
Health Care	15.8%
Financials	8.5%
Consumer Staples	5.7%
Materials	2.6%
Energy	2.5%
Purchased Options	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Top 10 Equity Holdings

Company	Sector	Industry
Fastenal Co.	Industrials	Trading Companies & Distributors
Intuitive Surgical, Inc.	Health Care	Health Care Equipment
Zoetis, Inc.	Health Care	Pharmaceuticals
CoStar Group, Inc.	Information Technology	Internet Software & Services
Polaris Industries, Inc.	Consumer Discretionary	Leisure Products
Tractor Supply Co.	Consumer Discretionary	Specialty Stores
GrubHub, Inc.	Information Technology	Internet Software & Services
MercadoLibre, Inc.	Information Technology	Internet Software & Services
Electronic Arts, Inc.	Information Technology	Home Entertainment Software
Tiffany & Co.	Consumer Discretionary	Specialty Stores

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

140	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	MID CAP GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-17	—	26.89%
5-year period ended 12-31-17	—	12.20%
10-year period ended 12-31-17	—	9.47%
Since Inception of Class(3) through 12-31-17	16.44%	—

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	141

SCHEDULE OF INVESTMENTS	MID CAP GROWTH (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 3.4%
Burberry Group plc (A)	390	$9,412
lululemon athletica, Inc. (B)	194	15,227

		24,639

Auto Parts & Equipment – 2.3%
BorgWarner, Inc.	322	16,452

Homefurnishing Retail – 1.1%
Williams-Sonoma, Inc.	149	7,725

Hotels, Resorts & Cruise Lines – 1.4%
Norwegian Cruise Line Holdings Ltd. (B)	194	10,308

Internet & Direct Marketing Retail – 0.3%
Duluth Holdings, Inc., Class B (B)	131	2,332

Leisure Products – 2.9%
Polaris Industries, Inc.	167	20,674

Restaurants – 3.4%
Chipotle Mexican Grill, Inc., Class A (B)	30	8,661
Dunkin’ Brands Group, Inc.	241	15,545

		24,206

Specialty Stores – 5.3%
Tiffany & Co.	166	17,208
Tractor Supply Co.	274	20,493

		37,701

Total Consumer Discretionary – 20.1%		144,037
Consumer Staples

Food Retail – 1.5%
Sprouts Farmers Market, Inc. (B)	460	11,190

Packaged Foods & Meats – 4.2%
Blue Buffalo Pet Products, Inc. (B)	309	10,139
Hain Celestial Group, Inc. (The) (B)	225	9,540
Hershey Foods Corp.	68	7,704
Lance, Inc.	51	2,574

		29,957

Total Consumer Staples – 5.7%		41,147
Energy

Oil & Gas Exploration & Production – 2.5%
Cabot Oil & Gas Corp.	306	8,753
Cimarex Energy Co.	72	8,830

		17,583

Total Energy – 2.5%		17,583
Financials

Asset Management & Custody Banks – 0.9%
Oaktree Capital Group LLC	155	6,520

COMMON STOCKS (Continued)	Shares	Value
Diversified Banks – 1.3%
Northern Trust Corp.	93	$9,246

Financial Exchanges & Data – 3.5%
CME Group, Inc.	117	17,099
MarketAxess Holdings, Inc.	40	8,099

		25,198

Regional Banks – 2.8%
First Republic Bank	132	11,424
Signature Bank (B)	60	8,224

		19,648

Total Financials – 8.5%		60,612
Health Care

Biotechnology – 2.7%
ACADIA Pharmaceuticals, Inc. (B)	281	8,450
BioMarin Pharmaceutical, Inc. (B)	120	10,690

		19,140

Health Care Equipment – 6.1%
Abiomed, Inc. (B)	38	7,115
Edwards Lifesciences Corp. (B)	125	14,052
Intuitive Surgical, Inc. (B)	61	22,205

		43,372

Health Care Services – 1.5%
Laboratory Corp. of America Holdings (B)	68	10,820

Health Care Supplies – 1.7%
Align Technology, Inc. (B)	38	8,451
Dentsply Sirona, Inc.	54	3,562

		12,013

Pharmaceuticals – 3.8%
Jazz Pharmaceuticals plc (B)	50	6,712
Zoetis, Inc.	290	20,909

		27,621

Total Health Care – 15.8%		112,966
Industrials

Air Freight & Logistics – 2.2%
Expeditors International of Washington, Inc.	240	15,522

Building Products – 3.9%
A. O. Smith Corp.	166	10,185
Allegion plc	101	8,068
Fortune Brands Home & Security, Inc.	143	9,756

		28,009

Construction Machinery & Heavy Trucks – 2.3%
WABCO Holdings, Inc. (B)	57	8,185
Westinghouse Air Brake Technologies Corp.	102	8,296

		16,481

COMMON STOCKS (Continued)	Shares	Value
Industrial Machinery – 1.9%
IDEX Corp.	102	$13,522

Railroads – 1.0%
Kansas City Southern	64	6,774

Research & Consulting Services – 1.5%
TransUnion (B)	201	11,046

Trading Companies & Distributors – 3.6%
Fastenal Co.	473	25,848

Total Industrials – 16.4%		117,202
Information Technology

Application Software – 2.1%
Guidewire Software, Inc. (B)	136	10,094
Tyler Technologies, Inc. (B)	28	4,931

		15,025

Communications Equipment – 2.9%
Arista Networks, Inc. (B)	43	10,240
Harris Corp.	76	10,808

		21,048

Data Processing & Outsourced Services – 1.2%
Square, Inc., Class A (B)	244	8,454

Electronic Components – 1.5%
Maxim Integrated Products, Inc.	200	10,457

Electronic Manufacturing Services – 2.0%
Trimble Navigation Ltd. (B)	357	14,524

Home Entertainment Software – 2.5%
Electronic Arts, Inc. (B)	167	17,591

Internet Software & Services – 8.8%
CoStar Group, Inc. (B)	70	20,888
GrubHub, Inc. (B)	252	18,129
MercadoLibre, Inc.	58	18,107
Pandora Media, Inc. (B)	1,220	5,883

		63,007

Semiconductors – 1.9%
Microchip Technology, Inc.	154	13,564

Systems Software – 3.8%
Red Hat, Inc. (B)	103	12,407
ServiceNow, Inc. (B)	114	14,835

		27,242

Total Information Technology – 26.7%		190,912
Materials

Fertilizers & Agricultural Chemicals – 1.1%
Scotts Miracle-Gro Co. (The)	75	8,071

142	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MID CAP GROWTH (in thousands)

DECEMBER 31, 2017

COMMON STOCKS (Continued)		Shares	Value
Specialty Chemicals – 1.5%
Axalta Coating Systems Ltd. (B)		334	$10,802

Total Materials – 2.6%			18,873

TOTAL COMMON STOCKS – 98.3%			$703,332
(Cost: $537,045)
PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount
Carter’s, Inc.,
Call $117.50, Expires 1-19-18, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	249	25	59
Kansas City Southern,
Call $120.00, Expires 1-19-18, OTC (Ctrpty: UBS AG)	311	31	2

TOTAL PURCHASED OPTIONS – 0.0%			$61
(Cost: $114)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 1.0%
CVS Health Corp.,
1.731%, 1-9-18	$2,000	$1,999
Northern Illinois Gas Co.,
2.040%, 1-10-18	3,000	2,998
Sonoco Products Co.,
1.700%, 1-2-18	2,148	2,148

		7,145

Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (D)	3,210	3,210

TOTAL SHORT-TERM SECURITIES – 1.4%		$10,355
(Cost: $10,356)

TOTAL INVESTMENT SECURITIES – 99.7%		$713,748
(Cost: $547,515)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		2,132

NET ASSETS – 100.0%		$715,880

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at December 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following written options were outstanding at December 31, 2017 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Carter’s, Inc.	Morgan Stanley & Co., Inc.	Put	113	11	January 2018	$102.50	$17	$(1)
Kansas City Southern	UBS AG	Put	311	31	January 2018	107.50	67	(122)

							$84	$(123)

2017	ANNUAL REPORT	143

SCHEDULE OF INVESTMENTS	MID CAP GROWTH (in thousands)

DECEMBER 31, 2017

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$134,625	$9,412	$—
Consumer Staples	41,147	—	—
Energy	17,583	—	—
Financials	60,612	—	—
Health Care	112,966	—	—
Industrials	117,202	—	—
Information Technology	190,912	—	—
Materials	18,873	—	—
Total Common Stocks	$693,920	$9,412	$—
Purchased Options	—	61	—
Short-Term Securities	—	10,355	—
Total	$693,920	$19,828	$—
Liabilities
Written Options	$—	$123	$—

During the year ended December 31, 2017, securities totaling $7,202 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

144	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	NATURAL RESOURCES

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy VIP Natural Resources (formerly Ivy VIP Global Natural Resources), discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Ginther has managed the Portfolio for four years and has 22 years of industry experience. Mr. Wolverton has managed the Portfolio since October 2016. He has 13 years of industry experience.

Fiscal year performance

For the 12 Months Ended December 31, 2017
Ivy VIP Natural Resources (Class II shares at net asset value)	2.97%
Benchmark(s) and/or Lipper Category
MSCI ACWI IMI 55% Energy + 45% Materials Index	15.76%
(generally reflects the performance of the energy and materials stocks in developed and emerging markets.)
MSCI ACWI IMI Energy Index	5.21%
(generally reflects the performance of energy stocks in developed and emerging markets.)
MSCI ACWI IMI Materials Index	29.31%
(generally reflects the performance of materials stocks in developed and emerging markets.)
Lipper Variable Annuity Natural Resources Funds Universe Average	2.87%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Focus on oil supply

Global equity markets generally had positive returns in 2017, driven by sustained positive global economic growth which resulted in strong corporate earnings. The economic cycle expanded abroad and global equity markets, led by emerging markets, outperformed the robust returns of the U.S. equity market. The U.S. dollar weakened significantly, giving way to a global bull market.

The Organization of Petroleum Exporting Countries (OPEC) plus Russia and nine other producers in November 2017 agreed to extend their agreement — first reached in November 2016 — to reduce crude oil production quotas. The new agreement extends through 2018.

Energy underperformed the market for the fiscal year despite improving oil fundamentals and increases in U.S. crude oil prices for the year. The oil market was more concerned with the rate of U.S. production growth as oil prices moved higher, whether OPEC would comply with its production quotas, and the potential for oil demand destruction from electric vehicles.

U.S. oil supply started to grow during the fiscal year, led by output from the Permian Basin shale oil areas, and oil prices started to recover. Geopolitical issues become more of a concern as supply and demand were in a deficit by the year’s end. Global oil inventories declined in 2017 because of stronger-than-expected worldwide demand and OPEC’s adherence to its production cut agreement.

In December, the U.S. Federal Reserve (Fed) made the third interest rate hike of the calendar year by increasing the target for the fed funds rate to a range of 1.25-1.50%. The Fed also reaffirmed the potential for as many as three more rate increases in 2018.

Heaviest weighting to energy sector

The Portfolio had a positive return for the fiscal year but trailed the return of its blended benchmark index while slightly outperforming its Lipper Universe Average.

The Portfolio in general was overweight the energy sector and underweight the materials sector compared to its benchmark. The Portfolio had an average allocation to energy of 69% during the fiscal year and to materials of 23%. It also held companies operating in the industrials and consumer staples sectors, although at much smaller allocations during the fiscal year compared to energy and materials.

2017	ANNUAL REPORT	145

The energy sector underperformed while the materials sector did relatively better during the fiscal year, so the Portfolio’s positioning hurt relative performance versus the benchmark.

The Portfolio’s five greatest contributors to performance relative to the benchmark in the year were an underweight position to Exxon Mobil Corp. versus the benchmark, West Fraser Timber Co. Ltd, RPC, Inc., Rio Tinto plc and BHP Billiton plc. Exxon Mobil no longer was a holding in the Portfolio at year end.

The five greatest relative detractors were Halliburton Co., Plains All American Pipeline, Patterson-UTI Energy, Inc., Seven Generations Energy Ltd. and Helmerich & Payne, Inc. Plains All American Pipeline and Helmerich & Payne no longer were holdings in the Portfolio at year end.

Oil supply/demand remains in focus

We believe the market is in the early stages of a cyclical recovery as oil fundamentals have begun to improve. Worldwide oil inventories continue to fall; demand has been better than expected, supply growth has been constrained by lower oil prices and compliance by OPEC with its output quotas remains high. But we believe OPEC in 2018 will have to bring back the oil from its production cuts.

Oil demand and supply are in deficit now as inventory drawdowns remain strong. We believe higher oil prices are needed to prompt growth in worldwide production. We also think U.S. shale oil production will be the major source of supply growth to meet demand.

Capital discipline by U.S. producers and oil services bottlenecks remain a concern related to how fast the U.S. can grow oil production.

Our outlook has not changed, as we believe we are in the early stages of a cyclical recovery. Demand was the biggest surprise in the fourth quarter of 2017, and was led by improvement in emerging markets. We expect global economic growth to continue in 2018.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Natural Resources.

146	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	NATURAL RESOURCES(a)

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Energy	53.7%
Materials	37.8%
Industrials	4.7%
Consumer Staples	2.3%
Utilities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Country Weightings

North America	83.4%
United States	75.4%
Canada	8.0%
Europe	15.1%
United Kingdom	13.0%
Other Europe	2.1%
Pacific Basin	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
BHP Billiton plc	United Kingdom	Materials	Diversified Metals & Mining
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Air Products and Chemicals, Inc.	United States	Materials	Industrial Gases
Dow Chemical Co. (The)	United States	Materials	Diversified Chemicals
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Potash Corp. of Saskatchewan, Inc.	Canada	Materials	Fertilizers & Agricultural Chemicals
Cabot Oil & Gas Corp.	United States	Energy	Oil & Gas Exploration & Production
Concho Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a) Effective April 28, 2017, the name of Global Natural Resources changed to Natural Resources.

2017	ANNUAL REPORT	147

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	NATURAL RESOURCES

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Blended index is represented by 55% of the MSCI AC World IMI Energy Index and 45% of the MSCI AC World IMI Materials Index.

Average Annual Total Return(3)	Class II
1-year period ended 12-31-17	2.97%
5-year period ended 12-31-17	-1.49%
10-year period ended 12-31-17	-5.28%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

148	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	NATURAL RESOURCES (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Canada

Energy – 0.8%
Seven Generations Energy Ltd., Class A (A)	74	$1,048

Industrials – 2.0%
Canadian Pacific Railway Ltd.	14	2,595

Materials – 5.2%
Potash Corp. of Saskatchewan, Inc.	212	4,378
West Fraser Timber Co. Ltd.	39	2,431

		6,809

Total Canada – 8.0%		$10,452
Hong Kong

Materials – 0.0%
China Metal Recycling (Holdings) Ltd. (A)(B)	1,900	—

Total Hong Kong – 0.0%		$—
Netherlands

Energy – 2.1%
Core Laboratories N.V.	25	2,749

Total Netherlands – 2.1%		$2,749
United Kingdom

Materials – 13.0%
BHP Billiton plc	236	4,768
Croda International plc	23	1,377
Mondi plc	108	2,811
Randgold Resources Ltd. ADR	34	3,343
Rio Tinto plc	92	4,826

		17,125

Total United Kingdom – 13.0%		$17,125
United States

Consumer Staples – 2.3%
Ingredion, Inc.	22	3,041

COMMON STOCKS (Continued)	Shares	Value
Energy – 50.8%
Cabot Oil & Gas Corp.	145	$4,134
Chevron Corp.	26	3,261
Cimarex Energy Co.	30	3,636
Concho Resources, Inc. (A)	26	3,936
Diamondback Energy, Inc. (A)	30	3,800
Enterprise Products Partners L.P.	67	1,784
EOG Resources, Inc.	41	4,387
EQT Midstream Partners L.P.	24	1,722
Halliburton Co.	181	8,853
Magellan Midstream Partners L.P.	47	3,299
MPLX L.P.	46	1,618
Noble Energy, Inc.	72	2,092
Parsley Energy, Inc., Class A (A)	118	3,468
Patterson-UTI Energy, Inc.	43	983
Phillips 66	45	4,501
Pioneer Natural Resources Co.	9	1,633
RPC, Inc.	137	3,485
RSP Permian, Inc. (A)	85	3,468
Schlumberger Ltd.	50	3,400
WPX Energy, Inc. (A)	232	3,262

		66,722

Industrials – 2.7%
Union Pacific Corp.	27	3,614

Materials – 19.6%
Air Products and Chemicals, Inc.	27	4,422
Crown Holdings, Inc. (A)	42	2,374
Dow Chemical Co. (The)	62	4,419
Ecolab, Inc.	24	3,267
International Flavors & Fragrances, Inc.	7	1,038
Packaging Corp. of America	27	3,267
PPG Industries, Inc.	27	3,184
Scotts Miracle-Gro Co. (The)	10	1,080
Sealed Air Corp.	53	2,618

		25,669

Total United States – 75.4%		$99,046

TOTAL COMMON STOCKS – 98.5%		$129,372
(Cost: $124,197)

PREFERRED STOCKS	Shares	Value
United States

Utilities – 0.0%
Konarka Technologies, Inc., 8.000%, Convertible (A)(B)(C)	68	$—

Total United States – 0.0%		$—

TOTAL PREFERRED STOCKS – 0.0%		$—
(Cost: $211)

SHORT-TERM SECURITIES	Principal
Master Note – 2.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.740%, 1-5-18 (D)	$2,778	2,778

TOTAL SHORT-TERM SECURITIES – 2.1%		$2,778
(Cost: $2,778)

TOTAL INVESTMENT SECURITIES – 100.6%		$132,150
(Cost: $127,186)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(754)

NET ASSETS – 100.0%		$131,396

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities whose value was determined using significant unobservable inputs.

(C)	Restricted security. At December 31, 2017, the Portfolio owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Konarka Technologies, Inc., 8.000%, Convertible	8-31-07	68	$211	$–

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

2017	ANNUAL REPORT	149

SCHEDULE OF INVESTMENTS	NATURAL RESOURCES (in thousands)

DECEMBER 31, 2017

The following forward foreign currency contracts were outstanding at December 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	10,073	U.S. Dollar	13,404	1-5-18	UBS AG	$—	$197
Canadian Dollar	4,608	U.S. Dollar	3,666	1-5-18	UBS AG	1	—

						$1	$197

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Staples	$3,041	$—	$—
Energy	70,519	—	—
Industrials	6,209	—	—
Materials	35,821	13,782	—
Total Common Stocks	$115,590	$13,782	$—
Preferred Stocks	—	—	—
Short-Term Securities	—	2,778	—
Total	$115,590	$16,560	$—
Forward Foreign Currency Contracts	$—	$1	$—
Liabilities
Forward Foreign Currency Contracts	$—	$197	$—

During the year ended December 31, 2017, securities totaling $9,514 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2017. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

Market Sector Diversification

(as a % of net assets)
Energy	53.7%
Materials	37.8%
Industrials	4.7%
Consumer Staples	2.3%
Utilities	0.0%
Other+	1.5%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

150	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	SCIENCE AND TECHNOLOGY

(UNAUDITED)

Zachary H. Shafran

Bradley J. Warden

Below, Zachary Shafran and Bradley Warden, CFA, portfolio managers of Ivy VIP Science and Technology, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Shafran has managed the Portfolio since 2001 and has 29 years of industry experience. Mr. Warden has managed the Portfolio since October 2016 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Science and Technology (Class II shares at net asset value)	32.12%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	37.78%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Variable Annuity Science and Technology Funds Universe Average	33.40%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Strong market returns despite political rhetoric

Equity and fixed-income markets were strong in the fiscal year ended December 31, 2017. Global growth improved through the course of 2017, driven by the U.S. economy and economies around the world. Monetary policy slowly began to change in the U.S., while global markets remained relatively accommodative. After the U.S. Federal Reserve (Fed) raised rates in the fourth quarter of 2015 — the first such increase since June 2006 — the Fed initiated four additional rate increases (December 2016, March 2017, June 2017 and December 2017). Currently, the Fed is expected to increase rates three times in 2018, which would suggest a federal funds rate of 2.25% exiting calendar year 2018. Inflation generally remained in check through the fiscal year, but early signs of increasing inflation expectations began in the final months of calendar year 2016. Additionally, concerns about increasing wages have captured the Fed’s attention. On the international front, economic growth has shown signs of improvement, a derivative of continued central bank easing.

On the heels of the U.K.’s “Brexit” vote in mid-2016 to withdraw from the European Union, the election of Donald Trump as the U.S. President in November 2016 sent initial shockwaves through global markets. But, initial shock and concern quickly turned to optimism, as hope that pragmatic government fiscal policy, including tax reform and large-scale capital spending, might lead to broad economic growth. Concern about trade policy and protectionism remains high, as Trump utilizes Twitter, a social media platform, as his preferred method of communication, often injecting uncertainty into markets on a daily basis. Early in 2017, Trump’s tweets concerning government drug pricing negotiations initially added volatility to the healthcare sector. Beyond the healthcare tweets, the administration’s inability to successfully repeal and replace the Affordable Care Act in the first half of calendar year 2017 added to healthcare policy uncertainty, but the status quo in healthcare ended up being a positive for healthcare stocks over the course of the year. With the passage of tax reform in late 2017, and relatively little healthcare policy in debate, we believe 2018 begins with a positive tailwind for financial markets.

During the fiscal year, information technology stocks performed well, with the Portfolio’s benchmark index advancing 37.78%. Several technology subsectors contributed to the strong performance, including technology hardware, software and semiconductors. The semiconductor subsector was the Portfolio’s greatest relative overweight and performed well. We believe consolidation, operating leverage, balance sheet strength, increases in dividend payments and strong management were key in providing stability and growth to this subsector. On the healthcare front, stocks across the sector performed much better in 2017, primarily due to waning concerns on political rhetoric around drug pricing pressure and policy uncertainty. We believe overall political rhetoric will continue with the current administration, but healthcare will not likely be a primary target.

Performance

The Portfolio underperformed its benchmark and its peer group average during the fiscal year. Underperformance was primarily driven by the Portfolio’s relative underweight in a few of the largest technology benchmark constituents, primarily Amazon.com, Inc., Apple, Inc. and Microsoft Corp. The Portfolio owns these stocks, but maintains underweight positions relative to the benchmark index.

2017	ANNUAL REPORT	151

In 2017, the healthcare portion of the Portfolio was a positive relative contributor to performance, largely due to strong performance from Vertex Pharmaceuticals, Inc. and Kite Pharma, Inc. (The Portfolio no longer holds Kite Pharma, Inc. as the company was acquired by Gilead Sciences, Inc. over the fiscal year. Gilead Sciences, Inc. a Portfolio holding as of December 31, 2017.) Healthcare is not represented in the benchmark, so the Portfolio’s allocation to the sector is an important distinction when comparing performance metrics.

Semiconductor holdings, including Micron Technology, Inc., Cypress Semiconductor Corp. and Marvell Technology Group Ltd., outperformed the benchmark. Additional names in the Portfolio that posted strong relative performance included Alibaba Group Holding Ltd., Universal Display Corp., and Hewlett-Packard Co.

The Portfolio utilized derivatives over the reporting period, but the usage of derivatives had no material impact on the Portfolio’s performance.

Portfolio positioning

While we recognize the challenges of the world economic backdrop, we are excited about the innovation and growth that is taking place within certain companies. We believe many of the stocks in the information technology space remain relatively well-positioned going forward. We strongly believe that confidence is being restored in the economy with major tax reform and potential capital expenditures in the U.S. and markets around the world. Company management teams are showing signs of optimism about economic growth, which we anticipate should drive a positive reinforcing market environment, where companies begin to see renewed topline growth. The Portfolio had approximately 79% of its equity exposure in the information technology sector as of December 31, 2017.

As of the fiscal year end, about 14% of the Portfolio’s equity holdings were in the healthcare sector. In developing markets, as the standard of living increases, we believe the demand for quality healthcare should increase. In our view, biotechnology, healthcare information technology systems and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we are paying particularly close attention to companies in those areas. Even with some rhetoric around drug pricing, we believe biotechnology and pharmaceutical companies that bring economic value to the market (fewer hospitalizations, better patient productivity, etc.) should see significant returns and appreciating stock prices. We opportunistically increased the Portfolio’s exposure to these names as the stocks pulled back in early 2017.

The Portfolio’s “applied science and technology” holdings span several industries and sectors and make up the remainder of the Portfolio’s equity composition, totaling approximately 8%. The Portfolio’s cash position as of December 31, 2017 was approximately 4.3%. We almost always have some cash on hand in an effort to take advantage of opportunities that may present themselves, or to use as a defensive measure to protect the Portfolio in adverse market conditions.

Seeking opportunities in an improving market

Global economic growth has been fragile and buoyed by extremely aggressive global monetary policy, but signs are now percolating of underlying organic growth due to improving confidence. The Fed seemingly has recognized some of this early improvement and has moved in the direction of gradual tighter monetary policy. We think this improvement in economic growth will lead to tighter (normal) monetary policy as growth becomes more self-sustaining across the globe. This tighter monetary policy is a key risk worth monitoring for financial markets.

For the upcoming fiscal year, we believe the prospect for growth is to the upside. That said, we intend to continue to be prudent in balancing growth with valuations, as we believe there are many potential investment opportunities — especially in biotechnology, data and semiconductors — around the world. As we look at the securities of such companies, we are focused on what we believe are good growth prospects and sound capital structures. We believe there will be improvement in capital spending trends, and we are looking for a continuation of an active mergers-and-acquisition environment. As always, we continue to carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe, should continue to provide investment opportunities for the Portfolio.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may

152	ANNUAL REPORT	2017

underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Science and Technology.

2017	ANNUAL REPORT	153

PORTFOLIO HIGHLIGHTS	SCIENCE AND TECHNOLOGY

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation
Stocks	95.5%
Information Technology	75.4%
Health Care	12.6%
Telecommunication Services	2.1%
Consumer Discretionary	2.1%
Real Estate	1.6%
Utilities	0.9%
Industrials	0.7%
Materials	0.1%
Warrants	0.0%
Bonds	0.2%
Corporate Debt Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.3%

Country Weightings
North America	82.0%
United States	82.0%
Pacific Basin	8.7%
China	4.7%
India	4.0%
Europe	2.9%
Bahamas/Caribbean	2.0%
Other	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.3%

Top 10 Equity Holdings
Company	Country	Sector	Industry
Micron Technology, Inc.	United States	Information Technology	Semiconductors
Microsoft Corp.	United States	Information Technology	Systems Software
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Universal Display Corp.	United States	Information Technology	Electronic Components
Vertex Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
Microsemi Corp.	United States	Information Technology	Semiconductors
Facebook, Inc., Class A	United States	Information Technology	Internet Software & Services
WNS (Holdings) Ltd. ADR	India	Information Technology	Data Processing & Outsourced Services
Alibaba Group Holding Ltd. ADR	China	Information Technology	Internet Software & Services
Euronet Worldwide, Inc.	United States	Information Technology	Data Processing & Outsourced Services

See your advisor or www.waddell.com for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

154	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SCIENCE AND TECHNOLOGY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-17	—	32.12%
5-year period ended 12-31-17	—	15.96%
10-year period ended 12-31-17	—	10.48%
Since Inception of Class(3) through 12-31-17	17.24%	—

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	155

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Internet & Direct Marketing Retail – 2.1%
Amazon.com, Inc. (A)	3	$3,742
Netflix, Inc. (A)	52	9,944

		13,686

Total Consumer Discretionary – 2.1%		13,686
Health Care

Biotechnology – 9.1%
BioMarin Pharmaceutical, Inc. (A)	67	6,010
Evogene Ltd. (A)	175	539
Gilead Sciences, Inc.	73	5,223
Ionis Pharmaceuticals, Inc. (A)	350	17,610
Vertex Pharmaceuticals, Inc. (A)	197	29,462

		58,844

Health Care Technology – 3.5%
Cerner Corp. (A)	331	22,292

Total Health Care – 12.6%		81,136
Industrials

Air Freight & Logistics – 0.7%
Best, Inc. ADR (A)	510	4,582

Total Industrials – 0.7%		4,582
Information Technology

Application Software – 7.3%
ACI Worldwide, Inc. (A)	918	20,809
Aspen Technology, Inc. (A)	346	22,898
Globant S.A. (A)	68	3,167

		46,874

Data Processing & Outsourced Services – 10.1%
Alliance Data Systems Corp.	56	14,246
Euronet Worldwide, Inc. (A)	299	25,216
WNS (Holdings) Ltd. ADR (A)	648	26,000

		65,462

Electronic Components – 5.2%
Universal Display Corp.	193	33,235

Internet Software & Services – 13.9%
Alibaba Group Holding Ltd. ADR (A)	150	25,916
Alphabet, Inc., Class A (A)	14	15,169
Alphabet, Inc., Class C (A)	19	19,708
Facebook, Inc., Class A (A)	162	28,622

		89,415

IT Consulting & Other Services – 1.7%
CSRA, Inc.	243	7,265
Switch, Inc., Class A	205	3,730

		10,995

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment – 2.0%
ASML Holding N.V., NY
Registry Shares	76	$13,123

Semiconductors – 20.2%
Cypress Semiconductor Corp.	1,416	21,586
Marvell Technology Group Ltd.	591	12,695
Microchip Technology, Inc.	77	6,793
Micron Technology, Inc. (A)	1,029	42,300
Microsemi Corp. (A)	556	28,697
Rambus, Inc. (A)	765	10,871
Semtech Corp. (A)	217	7,405

		130,347

Systems Software – 6.4%
Microsoft Corp.	485	41,513

Technology Hardware, Storage & Peripherals – 8.6%
Apple, Inc.	220	37,213
Hewlett-Packard Co.	867	18,218

		55,431

Total Information Technology – 75.4%		486,395
Materials

Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc. (A)	280	308

Total Materials – 0.1%		308
Real Estate

Specialized REITs – 1.6%
QTS Realty Trust, Inc.,
Class A	188	10,177

Total Real Estate – 1.6%		10,177
Telecommunication Services

Alternative Carriers – 2.1%
Zayo Group Holdings, Inc. (A)	359	13,193

Total Telecommunication Services – 2.1%		13,193
Utilities

Renewable Electricity – 0.9%
Atlantica Yield plc	283	6,004

Total Utilities – 0.9%		6,004

TOTAL COMMON STOCKS – 95.5%		$615,481
(Cost: $334,996)

WARRANTS	Shares	Value
Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations,
Inc., expires 8-20-23 (B)(C)	230	$—	*

TOTAL WARRANTS – 0.0%		$—	*
(Cost: $ – )

CORPORATE DEBT SECURITIES	Principal
Materials

Fertilizers & Agricultural Chemicals – 0.2%
Marrone Bio Innovations, Inc.,
8.000%, 8-20-20 (B)(F)	$2,300	1,593

Total Materials – 0.2%		1,593

TOTAL CORPORATE DEBT SECURITIES – 0.2%		$1,593
(Cost: $2,300)

SHORT-TERM SECURITIES
Commercial Paper (D) – 2.4%
Corporacion Andina de Fomento,
1.740%, 1-2-18	2,174	2,173
Hewlett Packard Enterprise Corp.,
1.502%, 1-4-18	5,000	4,999
Mondelez International, Inc.,
1.920%, 1-18-18	3,000	2,997
Wisconsin Gas LLC,
2.060%, 1-11-18	5,000	4,997

		15,166

Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (E)	2,892	2,892

Municipal Obligations – 1.6%
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
1.750%, 1-1-18 (E)	10,425	10,425

TOTAL SHORT-TERM SECURITIES – 4.4%		$28,483
(Cost: $28,485)

TOTAL INVESTMENT SECURITIES – 100.1%		$645,557
(Cost: $365,781)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(793)

NET ASSETS – 100.0%		$644,764

156	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At December 31, 2017, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Marrone Bio Innovations, Inc., expires 8-20-23	8-20-15	230	$—	$—	*

		Principal
Marrone Bio Innovations, Inc., 8.000%, 08-20-20	8-20-15	$2,300	2,300	1,593

			$2,300	$1,593

The total value of these securities represented 0.2% of net assets at December 31, 2017.

(C)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(D)	Rate shown is the yield to maturity at December 31, 2017.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	Securities whose value was determined using significant unobservable inputs.

The following table is a summary of the valuation of the Portfolio‘s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks	$615,481	$—		$—
Warrants	—	—	*	—
Corporate Debt Securities	—	—		1,593
Short-Term Securities	—	28,483		—
Total	$615,481	$28,483		$1,593

During the year ended December 31, 2017, securities totaling $2,305 were transferred from Level 2 to Level 3 due to decreased availability of observable market data due to decreased market activity or information for these securities. Transfers in to Level 3 represent the values as of the beginning of the period. There were no transfers between Level 1 and Level 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT= Real Estate Investment Trust

Country Diversification

(as a % of net assets)
United States	82.0%
China	4.7%
India	4.0%
Netherlands	2.0%
Bermuda	2.0%
Other Countries	1.0%
Other+	4.3%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	157

MANAGEMENT DISCUSSION	SMALL CAP CORE

(UNAUDITED)

Kenneth G. Gau

Scott R. Sullivan

Below, Kenneth G. Gau and Scott R. Sullivan, co-portfolio managers of Ivy VIP Small Cap Core, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. Gau has managed the Portfolio since 2014 and has 24 years of industry experience. Mr. Sullivan assumed co-manager responsibilities in 2017 and he has 15 years of industry experience. Prior to March 3, 2017, the Ivy VIP Small Cap Core was known as the Ivy VIP Small Cap Value, its benchmark was the Russell 2000 Value Index and its Lipper peer group was the Lipper Variable Annuity Small-Cap Value Funds Universe Average. The Portfolio’s benchmark is now the Russell 2000 Index and its Lipper peer group is the Lipper Small-Cap Core Funds Universe Average. These changes were made to more closely align with the Portfolio’s investment objectives. Information on both the current and prior benchmark and Lipper peer group performance is included below.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Small Cap Core (Class II shares at net asset value)	13.73%
Benchmark(s) and/or Lipper Category
Russell 2000 Index	14.65%
(generally reflects the performance of small-company stocks)
Russell 2000 Value Index	7.84%
(generally reflects the performance of small-company value style stocks)
Lipper Variable Annuity Small-Cap Core Funds Universe Average	13.18%
(generally reflects the performance of the universe of funds with similar investment objectives)
Lipper Variable Annuity Small-Cap Value Funds Universe Average	8.75%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key factors, contributors and detractors

2017 was another strong year for the Russell 2000 Index, the Portfolio’s benchmark, finishing up 14.65%. Health care (+35%), industrials (+20%), technology (+17%) and materials (+16.5%) paced the gains, while energy (-18.5%), consumer staples (+5%) and financials (+6%) were notable laggards during the period.

The Portfolio slightly underperformed its benchmark for the measurement period ended December 31, 2017. As is often the case, stock selection was the ultimate driver for relative performance versus the benchmark during the measurement period. Being that we run a relatively concentrated product (targeting 40-60 stocks), we had five stocks that contributed 100 basis points or greater to returns, and five that were detractors of 100 basis points or greater, but more importantly, when these greatest contributors and detractors were combined they netted roughly a positive 205 basis point contribution to the Portfolio’s annual return.

Consumer discretionary (~+230 basis points), consumer staples (~+110 basis points) and technology (~+90 basis points) were the three greatest contributors to the Portfolio’s performance from a sector standpoint. Portfolio performance in all three of these sectors was led by stock selection. Consumer discretionary performance was led by Restoration Hardware Holdings, Inc. (~+200 basis points) and Buffalo Wild Wings, Inc. (~+160 basis points). The consumer staples sector was led by Bob Evans Farms, Inc. (~+90 basis points) and technology was led by Take Two Interactive Software, Inc. (~+350 basis points).

Performance detractors during the measurement period were led by materials (~-170 basis points), health care (~-140 basis points) and energy (~-130 basis points). Materials underperformance was the result of stock selection where Flotek Industries (~-70 basis points) and Sensient Technologies Corp. (~-60 basis points) were the main detractors. Health care underperformance was the result of a ~400 basis points underweight position versus the benchmark. Energy underperformance was led by both a ~140 basis points overweight position and poor stock selection (Laredo Petroleum Holdings, Inc. ~-200 basis points).

Restoration Hardware, Buffalo Wild Wings, Bob Evans Farms, Take Two Interactive Software and Flotek Industries are no longer holdings.

158	ANNUAL REPORT	2017

Outlook

2017 was characterized by low volatility and consistent returns throughout the year. Economic data largely surprised to the upside, inflation was held in check and political reform was largely beneficial (tax reform). This will surely be a difficult act to follow. 2018 is likely to bring increased volatility, a more hawkish Federal Reserve, more difficult comparisons, and valuations near the upper end of historic ranges. This is not to say stocks can’t continue to move higher as tax reform benefits flow through corporate and consumer income statements, but it is also worth being mindful that we are more than 106 months into this bull market, and that there has not been a 5% pullback in the S&P 500 Index in over a year. The S&P 500 Index was up all months of the year in 2017, which has never happened before. Independent of where the market heads in 2018, we believe that the Portfolio’s balanced approach and our commitment to its process and philosophy will continue to position it well versus its peers and benchmark over the full market cycle. We also believe the expansion of the Portfolio’s management team will bring incremental horsepower, which should be very accretive in the years to come.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap growth and value stocks may carry more risk than investing in stocks of larger, more well-established companies. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general. Value stocks are stocks of companies that may have experienced adverse developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. Such security may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Small Cap Core.

2017	ANNUAL REPORT	159

PORTFOLIO HIGHLIGHTS	SMALL CAP CORE(a)

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.6%
Financials	17.7%
Consumer Discretionary	14.5%
Information Technology	13.3%
Industrials	12.3%
Consumer Staples	11.0%
Health Care	10.0%
Materials	8.3%
Energy	5.2%
Telecommunication Services	2.8%
Real Estate	2.5%
Utilities	2.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

Top 10 Equity Holdings

Company	Sector	Industry
Webster Financial Corp.	Financials	Regional Banks
Visteon Corp.	Consumer Discretionary	Auto Parts & Equipment
Laredo Petroleum Holdings, Inc.	Energy	Oil & Gas Exploration & Production
Pinnacle Foods, Inc.	Consumer Staples	Packaged Foods & Meats
Woodward, Inc.	Industrials	Industrial Machinery
Coca-Cola Bottling Co. Consolidated	Consumer Staples	Soft Drinks
Invacare Corp.	Health Care	Health Care Equipment
Lumber Liquidators Holdings, Inc.	Consumer Discretionary	Home Improvement Retail
Navistar International Corp.	Industrials	Construction Machinery & Heavy Trucks
Vonage Holdings Corp.	Telecommunication Services	Alternative Carriers

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective April 28, 2017, the name of Small Cap Value changed to Small Cap Core.

160	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SMALL CAP CORE(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Effective April 28, 2017, the Portfolio changed its investment strategy. As a result, the Portfolio also changed its benchmark index from the Russell 2000 Value Index to the Russell 2000 Index because the latter is a more comparable broad-based securities market index for the Portfolio given its revised investment strategy. The table shows the returns of the Portfolio’s current and former benchmark indices; however, going forward, the table will only reflect the performance of the Russell 2000 Index.

Average Annual Total Return(3)	Class II
1-year period ended 12-31-17	13.73%
5-year period ended 12-31-17	14.62%
10-year period ended 12-31-17	9.45%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective April 28, 2017, the name of Small Cap Value changed to Small Cap Core.

2017	ANNUAL REPORT	161

SCHEDULE OF INVESTMENTS	SMALL CAP CORE (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 4.6%
Visteon Corp. (A)	116	$14,454

Casinos & Gaming – 2.5%
Red Rock Resorts, Inc., Class A	234	7,909

Home Improvement Retail – 2.8%
Lumber Liquidators Holdings, Inc. (A)	285	8,956

Movies & Entertainment – 1.1%
World Wrestling Entertainment, Inc., Class A	110	3,373

Restaurants – 3.5%
Brinker International, Inc.	117	4,552
Jack in the Box, Inc.	68	6,671

		11,223

Total Consumer Discretionary – 14.5%		45,915
Consumer Staples

Packaged Foods & Meats – 7.7%
Nomad Foods Ltd. (A)	272	4,606
Pinnacle Foods, Inc.	228	13,571
Post Holdings, Inc. (A)	78	6,140

		24,317

Soft Drinks – 3.3%
Coca-Cola Bottling Co. Consolidated	48	10,288

Total Consumer Staples – 11.0%		34,605
Energy

Oil & Gas Exploration & Production – 5.2%
Laredo Petroleum Holdings, Inc. (A)	1,304	13,839
RSP Permian, Inc. (A)	65	2,640

		16,479

Total Energy – 5.2%		16,479
Financials

Life & Health Insurance – 1.2%
American Equity Investment Life Holding Co.	118	3,626

Multi-Line Insurance – 1.6%
Kemper Corp.	73	4,995

Regional Banks – 11.5%
Chemical Financial Corp.	101	5,411
FCB Financial Holdings, Inc., Class A (A)	103	5,233
Pinnacle Financial Partners, Inc.	71	4,703
Webster Financial Corp.	260	14,607
Western Alliance Bancorp. (A)	112	6,351

		36,305

COMMON STOCKS (Continued)	Shares	Value
Thrifts & Mortgage Finance – 3.4%
MGIC Investment Corp. (A)	382	$5,386
Radian Group, Inc.	266	5,472

		10,858

Total Financials – 17.7%		55,784
Health Care

Health Care Equipment – 4.8%
Insulet Corp. (A)	74	5,085
Invacare Corp.	606	10,215

		15,300

Health Care Facilities – 1.4%
HealthSouth Corp.	87	4,318

Health Care Services – 1.9%
Tivity Health, Inc. (A)	165	6,035

Health Care Technology – 1.9%
Evolent Health, Inc., Class A (A)	306	3,762
Omnicell, Inc. (A)	43	2,093

		5,855

Total Health Care – 10.0%		31,508
Industrials

Construction Machinery & Heavy Trucks – 2.8%
Navistar International Corp. (A)	208	8,911

Industrial Machinery – 5.5%
ITT, Inc.	108	5,764
Woodward, Inc.	151	11,577

		17,341

Trucking – 4.0%
Saia, Inc. (A)	120	8,477
YRC Worldwide, Inc. (A)	283	4,068

		12,545

Total Industrials – 12.3%		38,797
Information Technology

Application Software – 1.5%
Everbridge, Inc. (A)	159	4,720

Electronic Components – 1.5%
Belden CDT, Inc.	59	4,576

Electronic Equipment & Instruments – 2.0%
Novanta, Inc. (A)	128	6,410

Home Entertainment Software – 0.9%
Zynga, Inc. (A)	723	2,893

Internet Software & Services – 1.5%
Q2 Holdings, Inc. (A)	126	4,640

Semiconductors – 1.3%
Integrated Device Technology, Inc. (A)	139	4,144

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 2.6%
Tableau Software, Inc., Class A (A)	120	$8,269

Technology Distributors – 2.0%
Avnet, Inc.	43	1,719
Synnex Corp.	33	4,514

		6,233

Total Information Technology – 13.3%		41,885
Materials

Aluminum – 0.8%
Constellium N.V., Class A (A)	223	2,490

Commodity Chemicals – 4.1%
Cabot Corp.	131	8,044
Orion Engineered Carbons S.A.	198	5,079

		13,123

Diversified Metals & Mining – 1.3%
Compass Minerals International, Inc.	57	4,089

Specialty Chemicals – 2.1%
Sensient Technologies Corp.	89	6,531

Total Materials – 8.3%		26,233
Real Estate

Diversified Real Estate Activities – 0.8%
CoreSite Realty Corp.	22	2,540

Industrial REITs – 1.7%
First Industrial Realty Trust, Inc.	76	2,401
STAG Industrial, Inc.	111	3,020

		5,421

Total Real Estate – 2.5%		7,961
Telecommunication Services

Alternative Carriers – 2.8%
Vonage Holdings Corp. (A)	868	8,824

Total Telecommunication Services – 2.8%		8,824
Utilities

Electric Utilities – 1.1%
ALLETE, Inc.	46	3,428

Gas Utilities – 0.9%
Spire, Inc.	40	2,976

Total Utilities – 2.0%		6,404

TOTAL COMMON STOCKS – 99.6%		$314,395
(Cost: $280,866)

162	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	SMALL CAP CORE (in thousands)

DECEMBER 31, 2017

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (B)	$1,615	$1,615

TOTAL SHORT-TERM SECURITIES – 0.5%		$1,615
(Cost: $1,615)

TOTAL INVESTMENT SECURITIES – 100.1%		$316,010
(Cost: $282,481)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(469)

NET ASSETS – 100.0%		$315,541

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$314,395	$—	$—
Short-Term Securities	—	1,615	—
Total	$314,395	$1,615	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	163

MANAGEMENT DISCUSSION	SMALL CAP GROWTH

(UNAUDITED)

Kenneth G. McQuade

Timothy J. Miller

Brad Halverson

Below, Bradley P. Halverson, CFA, Kenneth G. McQuade and Timothy J. Miller, CFA, co-portfolio managers of Ivy VIP Small Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Mr. McQuade has managed the Portfolio since 2006 and has 22 years of investment experience. Mr. Halverson and Mr. Miller assumed co-manager responsibility in 2016 and they have 16 years and 38 years of industry experience, respectively.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Small Cap Growth (Class II shares at net asset value)	23.12%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	22.17%
(generally reflects the performance of small-capitalization growth stocks)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	24.34%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key drivers

The stock market delivered another strong return for investors in 2017. In the small-cap space, growth stocks significantly outperformed value stocks. Earnings growth was rewarded by investors for the year and the valuation multiples were supported by the continued low level of interest rates. The gain for small-cap growth, as measured by the Russell 2000 Growth Index (Portfolio’s benchmark), was realized in a fairly steady fashion throughout the measurement period. The index marched forward in the first half of the year and then paused in late summer after a rather disastrous attempt by the new administration to modify health care policy. Nevertheless, positive regulatory easing encouraged investors and the economic data remained quite healthy. Real gross domestic product (GDP) data growth jumped from 1.2% in the first quarter to more than 3.0% in both the second and third quarters. Auto sales continued to surprise on the upside, housing data strengthened throughout the year, and employment growth remained strong. The setback in the summer, however, was short-lived as the administration and Congress committed to delivering a reduction in corporate and individual tax rates. The market responded favorably to the news and marched to new highs as the year ended. For the measurement period, the Russell 2000 Growth Index was up 22.2%.

Index performance for 2017 was led by the health care sector, specifically by biotechnology and pharmaceutical stocks. Biotechs were up 50% for the year and make up nearly 10% of the benchmark. The Portfolio, however, only held about a 3% position in the biotech swap, which caused a performance drag versus the index for the period. Medical device stocks held in the Portfolio helped offset some of the biotech shortfall. Inogen, Inc., IRhythm Technologies, Inc., and Penumbra, Inc. were all significant contributors along with health care technology companies Teledoc, Inc. and HealthEquity, Inc. The health care sector was the only significant underperformer in the Portfolio for the year. The Portfolio participates in biotechs via a total return swap, which gives us a diversified portfolio of companies that should match the performance of the biotech stocks in the index. The Portfolio invests in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities. Such investments involve additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

164	ANNUAL REPORT	2017

Contributors and detractors

For the measurement period, the Portfolio outperformed the benchmark. Sectors contributing to performance included industrials, consumer discretionary and technology. Significant winners in these groups included XPO Logistics, Inc., Shopify, Paycom Software, Inc., Mercury Computer Systems. Inc., Hilton Grand Vacations, Inc., Vail Resorts and Burlington Stores, Inc. (Shopify and Vail Resorts are no longer holdings.) In the technology sector, the Portfolio’s overweight in software was once again an important contributor. The consumer discretionary and industrials sectors rallied sharply in the second half of the year as investors gained comfort in the acceleration of the economy. Consumer stocks also rallied from an overdone overhang of the Amazon competitive threat, with many retailers and apparel companies reporting strong holiday sales results. The hotels, resorts and cruise lines industry was also quite robust during the period, which accounted for the strength in Vail Resorts and Hilton Grand Vacations. Finally, the Portfolio had an overweight exposure to the housing complex, which included a variety of companies that provide building supplies, technology, real estate services and maintenance/service equipment such as pool supplies and HVAC systems. Most of these stocks were positive contributors for the period reflecting the growth in the domestic housing market.

Outlook

The Portfolio’s strategy will continue to be driven by a disciplined focus on the growth companies that meet our criteria: they serve large market opportunities, have a defensible leadership position, strong management, and a financial model that will deliver high returns on invested capital. While the lion’s share of these companies are in the technology, health care and consumer growth areas of the market, they also exist in some of the cyclical areas of the economy such as industrials, energy and financials.

For the coming year, the current macroeconomic factors should continue to be a tailwind for the markets. This momentum should boost the cyclical growth areas such as industrials, financials and energy. The Portfolio has good exposure in all of these sectors with a focus on the high-quality growth companies. In the traditional growth areas, technology and the consumer sectors are more of a focus, whereas health care is an underweight position. After a strong run by the biotechnology stocks in 2017, we expect more modest performance in 2018.

The Portfolio’s health care focus is on products and services that benefit from moves away from hospitals and toward new technologies that aid more minimally invasive procedures that can be utilized in office or home settings. In technology, software will continue to be an overweight for the Portfolio along with the highest quality semiconductor and technology services names. The consumer sectors surprised many over the holidays with good results. They have easier comparisons in 2018, so we will focus on new ideas in this area.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy VIP Small Cap Growth.

2017	ANNUAL REPORT	165

PORTFOLIO HIGHLIGHTS	SMALL CAP GROWTH

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	95.8%
Information Technology	27.4%
Industrials	21.7%
Consumer Discretionary	17.1%
Health Care	14.3%
Financials	6.7%
Energy	4.5%
Materials	2.5%
Real Estate	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.2%

Top 10 Equity Holdings

Company	Sector	Industry
XPO Logistics, Inc.	Industrials	Air Freight & Logistics
AMN Healthcare Services, Inc.	Health Care	Health Care Services
Mercury Computer Systems, Inc.	Industrials	Aerospace & Defense
Beacon Roofing Supply, Inc.	Industrials	Trading Companies & Distributors
Ultimate Software Group, Inc. (The)	Information Technology	Application Software
Booz Allen Hamilton Holding Corp.	Information Technology	IT Consulting & Other Services
Dycom Industries, Inc.	Industrials	Construction & Engineering
Installed Building Products, Inc.	Consumer Discretionary	Homebuilding
Burlington Stores, Inc.	Consumer Discretionary	Apparel Retail
John Bean Technologies Corp.	Industrials	Industrial Machinery

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

166	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SMALL CAP GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	23.12%
5-year period ended 12-31-17	13.46%
10-year period ended 12-31-17	6.44%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	167

SCHEDULE OF INVESTMENTS	SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 3.3%
Burlington Stores, Inc. (A)	56	$6,864
Caleres, Inc.	99	3,319
Children’s Place Retail Stores, Inc. (The)	16	2,310

		12,493

Auto Parts & Equipment – 1.2%
Visteon Corp. (A)	36	4,523

Broadcasting – 0.6%
Nexstar Broadcasting Group, Inc.	28	2,216

Distributors – 1.7%
Pool Corp.	50	6,418

General Merchandise Stores – 1.1%
Ollie’s Bargain Outlet Holdings, Inc. (A)	76	4,026

Homebuilding – 1.8%
Installed Building Products, Inc. (A)	91	6,881

Homefurnishing Retail – 0.3%
At Home Group, Inc. (A)	45	1,358

Hotels, Resorts & Cruise Lines – 1.5%
Hilton Grand Vacations, Inc. (A)	135	5,645

Restaurants – 4.1%
Dave & Buster’s Entertainment, Inc. (A)	80	4,425
Texas Roadhouse, Inc., Class A	105	5,514
Wingstop, Inc.	139	5,422

		15,361

Specialty Stores – 1.5%
Five Below, Inc. (A)	84	5,548

Total Consumer Discretionary – 17.1%		64,469
Energy

Oil & Gas Equipment & Services – 2.4%
Keane Group, Inc. (A)	212	4,023
RPC, Inc.	194	4,947

		8,970

Oil & Gas Exploration & Production – 2.1%
Centennial Resource Development, Inc., Class A (A)	218	4,322
Jagged Peak Energy, Inc. (A)	85	1,346
Petroleum Development Corp. (A)	46	2,394

		8,062

Total Energy – 4.5%		17,032
Financials

Investment Banking & Brokerage – 0.7%
LPL Investment Holdings, Inc.	50	2,836

COMMON STOCKS (Continued)	Shares	Value
Regional Banks – 5.4%
Ameris Bancorp	89	$4,292
CBTX, Inc.	8	227
Heritage Financial Corp.	18	544
Home BancShares, Inc.	191	4,437
SVB Financial Group (A)	18	4,287
Western Alliance Bancorp. (A)	115	6,522

		20,309

Thrifts & Mortgage Finance – 0.6%
LendingTree, Inc. (A)	6	2,083

Total Financials – 6.7%		25,228
Health Care

Health Care Equipment – 6.5%
Inogen, Inc. (A)	38	4,541
iRhythm Technologies, Inc. (A)	60	3,390
K2M Group Holdings, Inc. (A)	226	4,077
Nevro Corp. (A)	54	3,756
NovoCure Ltd. (A)	111	2,238
Penumbra, Inc. (A)	47	4,449
Tactile Systems Technology, Inc. (A)	71	2,062

		24,513

Health Care Facilities – 1.4%
Acadia Healthcare Co., Inc. (A)	163	5,325

Health Care Services – 4.3%
AMN Healthcare Services, Inc. (A)	222	10,931
Teladoc, Inc. (A)	148	5,159

		16,090

Managed Health Care – 1.4%
HealthEquity, Inc. (A)	114	5,322

Pharmaceuticals – 0.7%
Aerie Pharmaceuticals, Inc. (A)	32	1,922
OptiNose, Inc. (A)	37	705

		2,627

Total Health Care – 14.3%		53,877
Industrials

Aerospace & Defense – 2.6%
Mercury Computer Systems, Inc. (A)	193	9,899

Air Freight & Logistics – 3.6%
Air Transport Services Group, Inc. (A)	94	2,177
XPO Logistics, Inc. (A)	124	11,399

		13,576

Building Products – 0.8%
JELD-WEN Holding, Inc. (A)	77	3,045

Construction & Engineering – 2.0%
Dycom Industries, Inc. (A)	68	7,522

COMMON STOCKS (Continued)	Shares	Value
Diversified Support Services – 0.6%
Healthcare Services Group, Inc.	43	$2,245

Industrial Machinery – 5.5%
John Bean Technologies Corp.	61	6,768
RBC Bearings, Inc. (A)	28	3,588
Timken Co. (The)	87	4,289
Woodward, Inc.	77	5,887

		20,532

Security & Alarm Services – 1.3%
Brink’s Co. (The)	61	4,809

Trading Companies & Distributors – 4.0%
Beacon Roofing Supply, Inc. (A)	143	9,121
Watsco, Inc.	36	6,053

		15,174

Trucking – 1.3%
Knight Transportation, Inc.	112	4,877

Total Industrials – 21.7%		81,679
Information Technology

Application Software – 11.6%
BroadSoft, Inc. (A)	95	5,240
Ellie Mae, Inc. (A)	39	3,506
Globant S.A. (A)	81	3,751
HubSpot, Inc. (A)	74	6,546
Paycom Software, Inc. (A)	80	6,436
Tyler Technologies, Inc. (A)	29	5,071
Ultimate Software Group, Inc. (The) (A)	37	8,138
Zendesk, Inc. (A)	144	4,884

		43,572

Communications Equipment – 1.0%
Lumentum Holdings, Inc. (A)	76	3,731

Electronic Manufacturing Services – 0.4%
Fabrinet (A)	49	1,395

Internet Software & Services – 4.1%
Envestnet, Inc. (A)	52	2,597
Five9, Inc. (A)	190	4,719
Mimecast Ltd. (A)	99	2,837
New Relic, Inc. (A)	33	1,897
Q2 Holdings, Inc. (A)	87	3,211

		15,261

IT Consulting & Other Services – 3.5%
Booz Allen Hamilton Holding Corp.	210	7,992
InterXion Holding N.V. (A)	91	5,349

		13,341

Semiconductors – 4.2%
Integrated Device Technology, Inc. (A)	140	4,148
Monolithic Power Systems, Inc.	50	5,568
Power Integrations, Inc.	86	6,293

		16,009

168	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 2.6%
Proofpoint, Inc. (A)	65	$5,730
Varonis Systems, Inc. (A)	84	4,062

		9,792

Total Information Technology – 27.4%		103,101
Materials

Construction Materials – 2.0%
Summit Materials, Inc., Class A (A)	155	4,869
U.S. Concrete, Inc. (A)	35	2,904

		7,773

Paper Products – 0.5%
KapStone Paper and Packaging Corp.	80	1,809

Total Materials – 2.5%		9,582
Real Estate

Real Estate Services – 1.6%
RE/MAX Holdings, Inc., Class A	124	6,003

Total Real Estate – 1.6%		6,003

TOTAL COMMON STOCKS – 95.8%		$360,971
(Cost: $282,540)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (B) – 3.3%
Archer Daniels Midland Co., 1.720%, 1-10-18	$3,000	$2,999
Corporacion Andina de Fomento, 1.551%, 1-8-18	3,000	2,999
Kroger Co. (The), 1.770%, 1-2-18	3,000	2,999
McCormick & Co., Inc., 1.700%, 1-2-18	3,466	3,465

		12,462

Master Note–0.8%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (C)	3,164	3,164

TOTAL SHORT-TERM SECURITIES – 4.1%		$15,626
(Cost: $15,628)

TOTAL INVESTMENT SECURITIES – 99.9%		$376,597
(Cost: $298,168)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		222

NET ASSETS – 100.0%		$376,819

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following total return swap agreements were outstanding at December 31, 2017:

Underlying Security	Counterparty	Maturity Date	Notional Amount	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
Biotech Custom Index	JPMorgan Chase Bank N.A.	01/09/2018	$12,046	1-Month LIBOR less 50 bps	$351	$—	$351

(1)	The Portfolio pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, the Portfolio would receive payments on any net positive total return, and would owe payments in the event of a negative total return.

2017	ANNUAL REPORT	169

SCHEDULE OF INVESTMENTS	SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2017

The following table represents security positions within the total return basket swap as of December 31, 2017:

Reference Entity	Shares		Notional Amount	Value
Nektar Therapeutics	—	*	$873	$25
Exact Sciences Corp.	—	*	786	23
Aerie Pharmaceuticals, Inc.	—	*	736	21
Sage Therapeutics, Inc.	—	*	690	20
Exelixis, Inc.	1		624	18
PRA Health Sciences, Inc.	—	*	571	17
Myriad Genetics, Inc.	—	*	484	14
Bluebird Bio, Inc.	—	*	446	13
Halozyme Therapeutics, Inc.	1		372	11
Ligand Pharmaceuticals, Inc.	—	*	369	11
Sarepta Therapeutics, Inc.	—	*	352	10
INC Research Holdings, Inc.	—	*	350	10
Amicus Therapeutics, Inc.	1		345	10
Clovis Oncology, Inc.	—	*	337	10
TESARO, Inc.	—	*	314	9
Ultragenyx Pharmaceutical, Inc.	—	*	237	7
Array BioPharma, Inc.	1		231	7
Prothena Corp. plc	—	*	189	6
Avexis, Inc.	—	*	188	5
Global Blood Therapeutics, Inc.	—	*	185	5
Acceleron Pharma, Inc.	—	*	175	5
ImmunoGen, Inc.	1		169	5
Spark Therapeutics, Inc.	—	*	168	5
Portola Pharmaceuticals, Inc.	—	*	163	5
Dynavax Technologies Corp.	—	*	162	5
Repligen Corp.	—	*	150	4
Dermira, Inc.	—	*	144	4

Reference Entity	Shares		Notional Amount	Value
Heron Therapeutics, Inc.	—	*	$114	$3
Vanda Pharmaceuticals, Inc.	—	*	114	3
ANI Pharmaceuticals, Inc.	—	*	113	3
Ironwood Pharmaceuticals, Inc.	—	*	107	3
ZIOPHARM Oncology, Inc.	1		93	3
Progenics Pharmaceuticals, Inc.	—	*	93	3
Lexicon Pharmaceuticals, Inc.	—	*	92	3
Acorda Therapeutics, Inc.	—	*	91	3
Alder Biopharmaceuticals, Inc.	—	*	89	3
Keryx Biopharmaceuticals, Inc.	1		87	3
Agios Pharmaceuticals, Inc.	—	*	79	2
Eagle Pharmaceuticals, Inc.	—	*	78	2
Juno Therapeutics, Inc.	—	*	74	2
Seres Therapeutics, Inc.	—	*	74	2
Ionis Pharmaceuticals, Inc.	—	*	71	2
Synergy Pharmaceuticals, Inc.	1		66	2
Amarin Corp. plc	—	*	66	2
ACADIA Pharmaceuticals, Inc.	—	*	62	2

Reference Entity	Shares		Notional Amount		Value
Inovio Pharmaceuticals, Inc.	—	*	$61		$2
Retrophin, Inc.	—	*	60		2
China Biologic Products Holdings, Inc.	—	*	53		2
PTC Therapeutics, Inc.	—	*	50		1
Five Prime Therapeutics, Inc.	—	*	48		1
Novavax, Inc.	1		47		1
Coherus Biosciences, Inc.	—	*	46		1
Pacific Biosciences of California, Inc.	1		46		1
AMAG Pharmaceuticals, Inc.	—	*	38		1
Celldex Therapeutics, Inc.	—	*	28		1
Minerva Neurosciences, Inc.	—	*	27		1
Radius Health, Inc.	—	*	26		1
Achillion Pharmaceuticals, Inc.	—	*	25		1
Merrimack Pharmaceuticals, Inc.	—	*	23		1
Intrexon Corp.	—	*	20		1
Advaxis, Inc.	—	*	18		1
Intercept Pharmaceuticals, Inc.	—	*	18		1
XBiotech, Inc.	—	*	16		—	*
Ophthotech Corp.	—	*	15		—	*
Sophiris Bio, Inc.	—	*	8		—	*
AquaBounty Technologies, Inc.	—	*	—	*	—	*

					$351

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$360,971	$—	$—
Short-Term Securities	—	15,626	—
Total	$360,971	$15,626	$—
Total Return Swaps	$—	$351	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

170	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	VALUE

(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2017. He has managed the Fund since 2003 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
Ivy VIP Value (Class II shares at net asset value)	12.49%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	13.66%
(Generally reflects the performance of large-company value style stocks)
Lipper Large-Cap Value Funds Universe Average	15.10%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key drivers

Equity markets ended the fiscal year on an upswing with higher investor optimism for improving global economic growth. Record-setting stock market indexes, strong employment and raising business confidence indicators are driving expectations for U.S. gross domestic product (GDP) growth. Corporate earnings are strong with many companies at historically high margins, and equities have roughly tripled from their low in March 2009. In December, the sweeping tax overhaul framework was signed into law, and the housing market continued to be strong. At the same time, the U.S. Federal Reserve (Fed) has continued its monetary policy to normalizing interest rates by raising the federal funds rate three times in 2017. The Fed indicated an additional one or two rate hikes could occur in 2018. The Fed also has begun to move away from its policy on quantitative easing by beginning to unwind its balance sheet. The plan implements a system of set limits for drawing down the Fed’s portfolio, which includes U.S. Treasuries, mortgage-backed securities and government agency debt. This could place upward pressure on interest rates, especially longer dated instruments. Raising interest rates to prevent inflation while maintaining economic growth is a delicate operation, and as history shows, it is easy to overshoot. Heightened volatility regarding the Fed’s monetary policy and the Trump administration — both in terms of policy and controversy — could create opportunities for investment.

The 12-month period ending December 31, 2017 was good for value as the Russell 1000 Value Index was up 13.66% for the fiscal year. The Portfolio had positive returns for the period, but slightly trailed the index. A large part of the value positive return came late in the time period as the category exceeded growth in December, although still trailed most growth indices for the year. While it is too early to call this occurrence a trend, the backdrop for value investing greatly improved during the year. With higher interest rates and increasing volatility leading to more changes for investment, the investing public has noticed and money flows appear to be emphasizing value over growth in the short term.

Contributors and detractors

Large impacts to the Portfolio’s performance came from a number of areas. On the positive side, technology was a strong performing sector, led by Micron Technology, Inc. (Micron) and Western Digital Corp. (WDC). Technology holding Micron makes components such as memory and hard disk drives. Demand growth for these products caused shortages, driving prices higher and the stocks have followed. WDC was sold prior to the end of the fiscal year. The financial sector also added to performance. Most of our banking exposure performed well, led by our ownership in JPMorgan Chase & Co. and Citigroup, Inc.

In August, the Portfolio suffered its statistically worst month. Among individual holding detractors was Uniti Group, Inc., a provider of telecommunication services. Its main customer announced it was under sizable business stress, and the stock fell sharply. We exited the holding as we felt there is too much risk involved. A second big detractor was in health care, where Teva Pharmaceutical Industries, Ltd., one of the world’s largest manufacturers of generic drugs, fell after cutting their dividend. Teva has taken steps to right the ship, such as hiring new management and paying down debt. Despite a number of recent stumbles, we still believe this is a solid company with good prospects. The stock recovered toward year end and we took the opportunity to sell out of the position on that strength. Another individual detractor was Newell Brands (NWL), a maker of consumer food storage and home organization container products, which failed to meet its growth

2017	ANNUAL REPORT	171

targets. While we had begun to sell this name, we had not exited fully before it fell and caused a drag on performance. We no longer own any NWL shares. Additionally, the energy and real estate sectors underperformed.

Outlook

We believe 2018 could be an interesting year for investors. We believe the U.S. economic expansion should steadily continue as other parts of the global economy also do well. Corporate profits and optimism are on the rise. We think planned capital expenditures should continue through the year. The tightened job market appears to be stable, but consumers have yet to see real wage growth. On a macro level, we would like to see a supportive backdrop with continued GDP growth, rising corporate profits and a tightening job market. The newly enacted tax overhaul plan could accelerate current trends, but it could also trigger a one-time boost in economic indicators. We will watch carefully for signs of excess exuberance.

The aforementioned reversal from growth to value, or other short-term market events, will not alter our investment approach. We seek to find quality, growing companies whose stocks are trading below what we consider their intrinsic values. To illustrate this principle, shareholders may note that Micron — one of the Portfolio’s top performers over this fiscal period — was one of the Portfolio’s worst performers in fiscal year 2016. We still believe in the company but reduced the position size slightly.

Historically, the Portfolio has had a strong long-term performance record, but it has been affected by short-term periods of volatility from quarter to quarter. As long-term investors, we typically view these bouts of volatility as opportunities. We will continue to purchase what we believe are high-quality companies whose stock prices are below what we believe to be fair value and be sellers of those same names when they reach what we believe to be appropriate valuation levels. We believe a bottom-up, company-by-company analysis can produce solid returns over the long haul.

Past performance is no guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement.

Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Value.

172	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	VALUE

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	96.8%
Financials	35.5%
Health Care	13.3%
Consumer Discretionary	10.8%
Energy	10.5%
Information Technology	7.9%
Consumer Staples	7.1%
Industrials	5.4%
Materials	3.2%
Real Estate	3.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.2%

Top 10 Equity Holdings

Company	Sector	Industry
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Energy Transfer Partners L.P.	Energy	Oil & Gas Storage & Transportation
Citigroup, Inc.	Financials	Other Diversified Financial Services
Wal-Mart Stores, Inc.	Consumer Staples	Hypermarkets & Super Centers
Capital One Financial Corp.	Financials	Consumer Finance
State Street Corp.	Financials	Asset Management & Custody Banks
Synchrony Financial	Financials	Consumer Finance
Dow Chemical Co. (The)	Materials	Diversified Chemicals
Amgen, Inc.	Health Care	Biotechnology
Welltower, Inc.	Real Estate	Health Care REITs

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	173

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	VALUE

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-17	12.49%
5-year period ended 12-31-17	12.52%
10-year period ended 12-31-17	7.06%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

174	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	VALUE (in thousands)

DECEMBER 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 2.6%
Magna International, Inc.	197	$11,181

Cable & Satellite – 2.7%
Comcast Corp., Class A	289	11,575

General Merchandise Stores – 2.9%
Target Corp.	194	12,678

Home Improvement Retail – 2.6%
Lowe’s Co., Inc.	121	11,264

Total Consumer Discretionary – 10.8%		46,698
Consumer Staples

Drug Retail – 3.0%
CVS Caremark Corp.	180	13,043

Hypermarkets & Super Centers – 4.1%
Wal-Mart Stores, Inc.	178	17,587

Total Consumer Staples – 7.1%		30,630
Energy

Oil & Gas Equipment & Services – 2.4%
Baker Hughes, Inc.	324	10,238

Oil & Gas Refining & Marketing – 2.7%
Marathon Petroleum Corp.	178	11,751

Oil & Gas Storage & Transportation – 5.4%
Energy Transfer Equity L.P.	148	2,562
Energy Transfer Partners L.P.	1,168	20,932

		23,494

Total Energy – 10.5%		45,483
Financials

Asset Management & Custody Banks – 4.8%
Blackstone Group L.P. (The)	121	3,874
State Street Corp.	172	16,828

		20,702

Consumer Finance – 7.5%
Capital One Financial Corp.	174	17,367
Synchrony Financial	390	15,058

		32,425

Life & Health Insurance – 2.7%
MetLife, Inc.	235	11,856

Mortgage REITs – 3.0%
American Capital Agency Corp.	649	13,107

Other Diversified Financial Services – 9.7%
Citigroup, Inc.	269	19,994
JPMorgan Chase & Co.	204	21,784

		41,778

COMMON STOCKS (Continued)	Shares	Value
Property & Casualty Insurance – 2.5%
Allstate Corp. (The)	102	$10,628

Regional Banks – 2.7%
SunTrust Banks, Inc.	180	11,646

Reinsurance – 2.6%
Everest Re Group Ltd.	51	11,174

Total Financials – 35.5%		153,316
Health Care

Biotechnology – 3.2%
Amgen, Inc.	79	13,755

Health Care Facilities – 2.8%
HCA Holdings, Inc. (A)	140	12,280

Managed Health Care – 4.9%
Cigna Corp.	53	10,682
Humana, Inc.	42	10,444

		21,126

Pharmaceuticals – 2.4%
Jazz Pharmaceuticals plc (A)	77	10,382

Total Health Care – 13.3%		57,543
Industrials

Electrical Components & Equipment – 2.8%
Eaton Corp.	154	12,128

Industrial Machinery – 2.6%
Timken Co. (The)	226	11,088

Total Industrials – 5.4%		23,216
Information Technology

Semiconductors – 5.2%
Broadcom Corp., Class A	46	11,843
Micron Technology, Inc. (A)	262	10,790

		22,633

Systems Software – 2.7%
Microsoft Corp.	135	11,582

Total Information Technology – 7.9%		34,215
Materials

Diversified Chemicals – 3.2%
Dow Chemical Co. (The)	195	13,881

Total Materials – 3.2%		13,881

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Health Care REITs – 3.1%
Welltower, Inc.	206	$13,118

Total Real Estate – 3.1%		13,118

TOTAL COMMON STOCKS – 96.8%		$418,100
(Cost: $366,288)

SHORT-TERM SECURITIES	Principal
Commercial Paper(B) – 1.2%
Rockwell Automation, Inc.,
1.311%, 1-3-18	$5,000	4,999

Master Note – 0.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.740%, 1-5-18 (C)	2,808	2,808

Notes – 1.3%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
1.550%, 1-7-18 (C)	5,600	5,600

TOTAL SHORT-TERM SECURITIES – 3.2%		$13,407
(Cost: $13,408)

TOTAL INVESTMENT SECURITIES – 100.0%		$431,507
(Cost: $379,696)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		82

NET ASSETS – 100.0%		$431,589

2017	ANNUAL REPORT	175

SCHEDULE OF INVESTMENTS	VALUE (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following total return swap agreements were outstanding at December 31, 2017:

Underlying Security	Counterparty	Maturity Date	Notional Amount	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Russell 1000 Value Total Return Index	Morgan Stanley & Co. International plc	09/26/2018	$9,294	1-Month LIBOR plus 45 bps	$(19)	$—	$(19)

(1)	The Portfolio pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, a Portfolio would receive payments on any net positive total return, and would owe payments in the event of a negative total return.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$418,100	$—	$—
Short-Term Securities	—	13,407	—
Total	$418,100	$13,407	$—
Liabilities
Total Return Swaps	$—	$19	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

176	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2017

(In thousands, except per share amounts)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative		Pathfinder Moderate - Managed Volatility	Pathfinder Moderately Aggressive - Managed Volatility
ASSETS
Investments in unaffiliated securities at value+	$952		$979		$908	$1,310	$774		$17,915	$1,713
Investments in affiliated securities at value+	74,765		107,984		876,381	1,051,604	250,409		581,843	90,605
Investments at Value	75,717		108,963		877,289	1,052,914	251,183		599,758	92,318
Cash	1		1		1	1	1		1	1
Restricted cash	—		—		—	—	—		—	27
Investment securities sold receivable	47		20		91	189	225		—	—
Dividends and interest receivable	1		1		81	2	35		60	3
Capital shares sold receivable	24		—	*	79	43	—	*	11	—
Variation margin receivable	—		—		—	—	—		—	4
Prepaid and other assets	1		1		12	13	4		7	—	*
Total Assets	75,791		108,986		877,553	1,053,162	251,448		599,837	92,353

LIABILITIES
Investment securities purchased payable	—		—		80	—	34		53	—
Capital shares redeemed payable	15		55		11	606	44		121	43
Independent Trustees and Chief Compliance Officer fees payable	7		8		54	65	18		10	2
Shareholder servicing payable	—	*	—	*	3	3	1		2	—	*
Investment management fee payable	—		—		—	—	—		10	1
Accounting services fee payable	2		3		13	15	5		9	2
Other liabilities	2		2		10	16	3		5	2
Total Liabilities	26		68		171	705	105		210	50
Total Net Assets	$75,765		$108,918		$877,382	$1,052,457	$251,343		$599,627	$92,303

NET ASSETS
Capital paid in (shares authorized – unlimited)	$69,138		$102,559		$789,699	$931,101	$231,744		$556,966	$86,299
Undistributed net investment income	1,272		1,188		11,413	17,387	3,118		5,928	1,172
Accumulated net realized gain	3,781		3,517		37,020	48,242	9,808		18,318	2,870
Net unrealized appreciation	1,574		1,654		39,250	55,727	6,673		18,415	1,962
Total Net Assets	$75,765		$108,918		$877,382	$1,052,457	$251,343		$599,627	$92,303

CAPITAL SHARES OUTSTANDING:
Class II	14,676		21,115		162,618	188,389	47,258		103,718	16,322

NET ASSET VALUE PER SHARE:
Class II	$5.16		$5.16		$5.40	$5.59	$5.32		$5.78	$5.66

+COST
Investments in unaffiliated securities at cost	$952		$979		$908	$1,310	$774		$17,917	$1,713
Investments in affiliated securities at cost	73,191		106,330		837,131	995,877	243,736		563,426	88,638

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	177

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2017

(In thousands, except per share amounts)	Pathfinder Moderately Conservative - Managed Volatility		Advantus Real Estate Securities(1)		Asset Strategy(2)	Balanced	Bond	Core Equity	Dividend Opportunities
ASSETS
Investments in unaffiliated securities at value+	$1,855		$43,197		$894,902	$361,477	$543,686	$445,207	$527,115
Investments in affiliated securities at value+	72,272		—		—	—	—	—	—
Bullion at value+	—		—		45,856	—	—	—	—
Investments at Value	74,127		43,197		940,758	361,477	543,686	445,207	527,115
Cash	1		1		433	28	1	1	1
Cash denominated in foreign currencies at value+	—		—		977	—	—	—	—
Restricted cash	25		—		—	—	—	—	—
Investment securities sold receivable	—		109		68	—	—	—	—
Dividends and interest receivable	2		200		1,490	1,118	4,336	342	574
Capital shares sold receivable	—		9		30	78	23	29	—	*
Receivable from affiliates	—		—		—	—	—	98	—
Variation margin receivable	3		—		—	—	—	—	—
Prepaid and other assets	1		1		12	5	4	5	1
Total Assets	74,159		43,517		943,768	362,706	548,050	445,682	527,691

LIABILITIES
Investment securities purchased payable	—		68		6,159	—	—	147	—
Capital shares redeemed payable	15		55		813	114	325	217	349
Independent Trustees and Chief Compliance Officer fees payable	2		6		158	88	84	181	36
Distribution and service fees payable	—		1		19	7	11	9	11
Shareholder servicing payable	—	*	—	*	3	1	2	1	2
Investment management fee payable	1		3		54	21	21	26	30
Accounting services fee payable	2		7		19	10	12	11	11
Unrealized depreciation on forward foreign currency contracts	—		—		—	—	—	306	—
Swap agreements, at value	—		—		537	—	—	—	—
Written options at value+	—		—		43	—	—	—	—
Other liabilities	1		4		57	5	7	5	7
Total Liabilities	21		144		7,862	246	462	903	446
Total Net Assets	$74,138		$43,373		$935,906	$362,460	$547,588	$444,779	$527,245

NET ASSETS
Capital paid in (shares authorized – unlimited)	$69,843		$39,646		$864,298	$309,390	$531,007	$332,098	$387,683
Undistributed net investment income	654		746		1,566	5,605	10,765	1,639	8,375
Accumulated net realized gain (loss)	2,204		2,591		(36,874)	5,221	716	33,419	37,711
Net unrealized appreciation	1,437		390		106,916	42,244	5,100	77,623	93,476
Total Net Assets	$74,138		$43,373		$935,906	$362,460	$547,588	$444,779	$527,245

CAPITAL SHARES OUTSTANDING:
Class I	N/A		N/A		29	N/A	N/A	N/A	N/A
Class II	13,348		5,676		99,880	45,580	102,267	36,174	61,445

NET ASSET VALUE PER SHARE:
Class I	N/A		N/A		$9.37	N/A	N/A	N/A	N/A
Class II	$5.55		$7.64		$9.37	$7.95	$5.35	$12.30	$8.58

+COST
Investments in unaffiliated securities at cost	$1,855		$42,807		$789,659	$319,233	$538,586	$367,278	$433,639
Investments in affiliated securities at cost	70,830		—		—	—	—	—	—
Bullion at cost	—		—		43,741	—	—	—	—
Cash denominated in foreign currencies at cost	—		—		976	—	—	—	—
Written options premiums received at cost	—		—		133	—	—	—	—

*	Not shown due to rounding.

(1)	Effective April 28, 2017, the Portfolio’s name changed from Real Estate Securities to Advantus Real Estate Securities.

(2)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

178	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2017

(In thousands, except per share amounts)	Energy		Global Bond		Global Growth		Government Money Market	Growth	High Income	International Core Equity
ASSETS
Investments in unaffiliated securities at value+	$168,647		$22,938		$421,400		$316,241	$883,046	$932,616	$823,899
Investments in affiliated securities at value+	—		—		—		—	—	1,185	—
Investments at Value	168,647		22,938		421,400		316,241	883,046	933,801	823,899
Cash	1		9		1		1	1	1,230	202
Cash denominated in foreign currencies at value+	—		—		1,587		—	—	—	9,602
Restricted cash	—		—		—		—	—	—	20
Investment securities sold receivable	—		—		2,104		—	—	798	—
Dividends and interest receivable	64		236		658		435	1,072	14,103	1,826
Capital shares sold receivable	157		2		—	*	799	4	1,156	17
Receivable from affiliates	—		143		43		—	—	—	—
Prepaid and other assets	2		—	*	2		1	6	12	5
Total Assets	168,871		23,328		425,795		317,477	884,129	951,100	835,571

LIABILITIES
Investment securities purchased payable	—		—		1,922		—	—	6,975	474
Capital shares redeemed payable	316		13		140		82	348	519	316
Distributions payable	—		—		—		282	—	—	—
Independent Trustees and Chief Compliance Officer fees payable	8		1		65		45	261	70	79
Distribution and service fees payable	3		1		9		—	18	18	17
Shareholder servicing payable	—	*	—	*	2		1	3	4	3
Investment management fee payable	12		—		30		9	51	48	58
Accounting services fee payable	6		1		10		8	18	18	17
Unrealized depreciation on forward foreign currency contracts	—		—		—		—	—	20	—
Other liabilities	6		146		20		23	7	13	26
Total Liabilities	351		162		2,198		450	706	7,685	990
Total Net Assets	$168,520		$23,166		$423,597		$317,027	$883,423	$943,415	$834,581

NET ASSETS
Capital paid in (shares authorized – unlimited)	$181,904		$23,644		$310,264		$317,036	$508,972	$957,974	$698,354
Undistributed net investment income	464		620		1,900		—	185	59,568	10,398
Accumulated net realized gain (loss)	(20,759)		(1,066)		25,185		(9)	99,399	(47,555)	20,868
Net unrealized appreciation (depreciation)	6,911		(32)		86,248		—	274,867	(26,572)	104,961
Total Net Assets	$168,520		$23,166		$423,597		$317,027	$883,423	$943,415	$834,581

CAPITAL SHARES OUTSTANDING:
Class I	43		N/A		N/A		N/A	N/A	15,401	N/A
Class II	28,673		4,673		42,932		317,039	73,062	243,854	44,914

NET ASSET VALUE PER SHARE:
Class I	$5.87		N/A		N/A		N/A	N/A	$3.65	N/A
Class II	$5.87		$4.96		$9.87		$1.00	$12.09	$3.64	$18.58

+COST
Investments in unaffiliated securities at cost	$161,736		$22,970		$335,186		$316,241	$608,179	$959,183	$719,180
Investments in affiliated securities at cost	—		—		—		—	—	1,170	—
Cash denominated in foreign currencies at cost	—		—		1,559		—	—	—	9,414

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	179

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2017

(In thousands, except per share amounts)	Limited-Term Bond	Micro Cap Growth	Mid Cap Growth	Natural Resources(1)	Science and Technology	Small Cap Core(2)	Small Cap Growth
ASSETS
Investments in unaffiliated securities at value+	$439,739	$72,153	$713,748	$132,150	$645,557	$316,010	$376,597
Investments at Value	439,739	72,153	713,748	132,150	645,557	316,010	376,597
Cash	2,139	1	1	1	94	1	1
Investment securities sold receivable	—	18	1,742	1,239	—	—	—
Dividends and interest receivable	3,110	4	630	123	400	180	45
Capital shares sold receivable	9	11	49	209	246	45	122
Receivable from affiliates	—	—	120	—	—	—	27
Unrealized appreciation on forward foreign currency contracts	—	—	—	1	—	—	—
Swap agreements, at value	—	—	—	—	—	—	351
Prepaid and other assets	1	1	6	2	7	2	3
Total Assets	444,998	72,188	716,296	133,725	646,304	316,238	377,146
LIABILITIES
Investment securities purchased payable	2,058	56	—	2,018	751	334	—
Capital shares redeemed payable	88	29	176	66	618	284	166
Independent Trustees and Chief Compliance Officer fees payable	21	8	29	18	84	33	108
Distribution and service fees payable	9	1	12	4	13	6	8
Shareholder servicing payable	1	— *	3	1	3	1	1
Investment management fee payable	18	6	50	11	45	22	26
Accounting services fee payable	10	4	14	5	14	8	10
Unrealized depreciation on forward foreign currency contracts	—	—	—	197	—	—	—
Written options at value+	—	—	123	—	—	—	—
Other liabilities	5	5	9	9	12	9	8
Total Liabilities	2,210	109	416	2,329	1,540	697	327
Total Net Assets	$442,788	$72,079	$715,880	$131,396	$644,764	$315,541	$376,819
NET ASSETS
Capital paid in (shares authorized – unlimited)	$441,458	$55,358	$521,359	$171,591	$364,130	$226,240	$239,252
Undistributed (distributions in excess of) net investment income	7,149	(8)	(586)	327	(723)	376	1,043
Accumulated net realized gain (loss)	(3,800)	(151)	28,913	(45,290)	1,581	55,396	57,737
Net unrealized appreciation (depreciation)	(2,019)	16,880	166,194	4,768	279,776	33,529	78,787
Total Net Assets	$442,788	$72,079	$715,880	$131,396	$644,764	$315,541	$376,819
CAPITAL SHARES OUTSTANDING:
Class I	N/A	17	11,307	N/A	16	N/A	N/A
Class II	90,730	3,198	50,343	28,375	23,833	17,228	32,408
NET ASSET VALUE PER SHARE:
Class I	N/A	$22.46	$11.63	N/A	$27.04	N/A	N/A
Class II	$4.88	$22.42	$11.61	$4.63	$27.04	$18.32	$11.63
+COST
Investments in unaffiliated securities at cost	$441,758	$55,273	$547,515	$127,186	$365,781	$282,481	$298,168
Written options premiums received at cost	—	—	84	—	—	—	—

*	Not shown due to rounding.

(1)	Effective April 28, 2017, the Portfolio’s name changed from Global Natural Resources to Natural Resources.

(2)	Effective April 28, 2017, the Portfolio’s name changed from Small Cap Value to Small Cap Core.

See Accompanying Notes to Financial Statements.

180	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2017

(In thousands, except per share amounts)	Value
ASSETS
Investments in unaffiliated securities at value+	$431,507
Investments at Value	431,507
Cash	1
Dividends and interest receivable	352
Capital shares sold receivable	10
Prepaid and other assets	3
Total Assets	431,873
LIABILITIES
Capital shares redeemed payable	158
Independent Trustees and Chief Compliance Officer fees payable	56
Distribution and service fees payable	9
Shareholder servicing payable	1
Investment management fee payable	25
Accounting services fee payable	10
Swap agreements, at value	19
Other liabilities	6
Total Liabilities	284
Total Net Assets	$431,589
NET ASSETS
Capital paid in (shares authorized – unlimited)	$359,128
Undistributed net investment income	7,913
Accumulated net realized gain	12,754
Net unrealized appreciation	51,794
Total Net Assets	$431,589
CAPITAL SHARES OUTSTANDING:
Class II	67,033
NET ASSET VALUE PER SHARE:
Class II	$6.44
+COST
Investments in unaffiliated securities at cost	$379,696

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	181

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)	Pathfinder Aggressive	Pathfinder Conservative		Pathfinder Moderate		Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Pathfinder Moderate – Managed Volatility	Pathfinder Moderately Aggressive – Managed Volatility
INVESTMENT INCOME
Dividends from affiliated securities	$1,321	$1,253		$11,735		$17,790		$3,240		$7,040	$1,405
Interest and amortization from unaffiliated securities	12	12		7		7		10		207	26
Total Investment Income	1,333	1,265		11,742		17,797		3,250		7,247	1,431

EXPENSES
Investment management fee	—	—		—		—		—		1,094	173
Shareholder servicing:
Class II	1	1		10		12		3		7	1
Custodian fees	2	2		4		4		2		4	3
Independent Trustees and Chief Compliance Officer fees	6	8		58		70		18		30	5
Accounting services fee	25	36		149		174		58		101	26
Professional fees	14	14		24		29		16		21	15
Other	7	9		38		54		17		27	13
Total Expenses	55	70		283		343		114		1,284	236
Net Investment Income	1,278	1,195		11,459		17,454		3,136		5,963	1,195

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated securities	1,572	1,304		15,860		21,540		4,087		6,822	983
Distributions of realized capital gains from affiliated securities	2,218	2,224		21,207		26,744		5,743		12,701	2,110
Futures contracts	—	—		—		—		—		(1,387)	(243)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—	—	*	—	*	—	*	—	*	(2)	—	*
Investments in affiliated securities	8,690	6,533		71,897		96,068		18,077		47,084	8,433
Futures contracts	—	—		—		—		—		184	17
Net Realized and Unrealized Gain	12,480	10,061		108,964		144,352		27,907		65,402	11,300
Net Increase in Net Assets Resulting from Operations	$13,758	$11,256		$120,423		$161,806		$31,043		$71,365	$12,495

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

182	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)	Pathfinder Moderately Conservative – Managed Volatility	Advantus Real Estate Securities(1)	Asset Strategy(2)	Balanced	Bond	Core Equity	Dividend Opportunities
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$1,182	$11,060	$5,114	$140	$5,914	$13,371
Dividends from affiliated securities	849	—	—	—	—	—	—
Foreign dividend withholding tax	—	—	(307)	(80)	—	(41)	(155)
Interest and amortization from unaffiliated securities	21	8	2,038	4,175	13,549	60	214
Total Investment Income	870	1,190	12,791	9,209	13,689	5,933	13,430

EXPENSES
Investment management fee	141	411	6,560	2,527	2,097	3,029	3,625
Distribution and service fees:
Class II	—	114	2,342	902	1,104	1,082	1,295
Shareholder servicing:
Class I	N/A	N/A	— *	N/A	N/A	N/A	N/A
Class II	1	1	11	4	5	5	6
Custodian fees	2	6	97	8	9	10	12
Independent Trustees and Chief Compliance Officer fees	4	4	83	36	37	58	35
Accounting services fee	25	32	218	119	126	126	134
Professional fees	16	22	94	24	28	20	21
Other	5	11	130	21	24	19	33
Total Expenses	194	601	9,535	3,641	3,430	4,349	5,161
Less:
Expenses in excess of limit	—	(41)	—	—	—	(216)	—
Total Net Expenses	194	560	9,535	3,641	3,430	4,133	5,161
Net Investment Income	676	630	3,256	5,568	10,259	1,800	8,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—	2,745	(12,689)	5,417	1,319	33,746	37,540
Investments in affiliated securities	980	—	—	—	—	—	—
Distributions of realized capital gains from affiliated securities	1,500	—	—	—	—	—	—
Futures contracts	(308)	—	—	—	—	—	—
Written options	—	—	591	—	—	—	—
Swap agreements	—	—	3,635	—	—	—	—
Forward foreign currency contracts	—	—	(282)	—	—	—	—
Foreign currency exchange transactions	—	—	221	—	—	(3)	10
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—	(952)	163,859	27,900	5,516	46,474	29,124
Investments in affiliated securities	4,998	—	—	—	—	—	—
Futures contracts	28	—	—	—	—	—	—
Written options	—	—	90	—	—	—	—
Swap agreements	—	—	(617)	—	—	—	—
Forward foreign currency contracts	—	—	(168)	—	—	(306)	—
Foreign currency exchange transactions	—	—	88	—	—	—	—
Net Realized and Unrealized Gain	7,198	1,793	154,728	33,317	6,835	79,911	66,674
Net Increase in Net Assets Resulting from Operations	$7,874	$2,423	$157,984	$38,885	$17,094	$81,711	$74,943

*	Not shown due to rounding.

(1)	Effective April 28, 2017, the Portfolio’s name changed from Real Estate Securities to Advantus Real Estate Securities.

(2)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	183

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)	Energy	Global Bond	Global Growth	Government Money Market	Growth	High Income	International Core Equity
INVESTMENT INCOME
Dividends from unaffiliated securities	$3,180	$39	$7,201	$—	$9,084	$199	$21,364
Foreign dividend withholding tax	(30)	— *	(470)	—	(5)	—	(1,898)
Interest and amortization from unaffiliated securities	39	780	132	3,689	71	68,520	159
Interest and amortization from affiliated securities	—	—	—	—	—	18	—
Foreign interest withholding tax	—	— *	—	—	—	—	— *
Total Investment Income	3,189	819	6,863	3,689	9,150	68,737	19,625

EXPENSES
Investment management fee	1,402	143	3,651	1,393	6,154	5,904	6,705
Distribution and service fees:
Class II	412	57	1,074	—	2,198	2,264	1,972
Shareholder servicing:
Class I	— *	N/A	N/A	N/A	N/A	1	N/A
Class II	2	— *	5	4	10	11	9
Custodian fees	10	8	33	8	17	11	94
Independent Trustees and Chief Compliance Officer fees	10	1	35	31	95	65	55
Accounting services fee	67	14	126	115	210	229	200
Professional fees	18	21	26	19	27	54	32
Other	36	12	35	20	21	58	71
Total Expenses	1,957	256	4,985	1,590	8,732	8,597	9,138
Less:
Expenses in excess of limit	—	(143)	(126)	—	—	—	—
Reimbursement	—	—	—	(28)	—	—	—
Total Net Expenses	1,957	113	4,859	1,562	8,732	8,597	9,138
Net Investment Income	1,232	706	2,004	2,127	418	60,140	10,487
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	91	(138)	25,651	(9)	99,533	2,990	30,666
Forward foreign currency contracts	—	(9)	—	—	—	(372)	920
Foreign currency exchange transactions	1	— *	(44)	—	—	1	259
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(26,522)	391	66,237	—	125,029	(1,754)	120,921
Investments in affiliated securities	—	—	—	—	—	15	—
Forward foreign currency contracts	—	(1)	—	—	—	(10)	(688)
Foreign currency exchange transactions	—	(1)	84	—	—	1	264
Net Realized and Unrealized Gain (Loss)	(26,430)	242	91,928	(9)	224,562	871	152,342
Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,198)	$948	$93,932	$2,118	$224,980	$61,011	$162,829

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

184	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)	Limited-Term Bond	Micro Cap Growth		Mid Cap Growth	Natural Resources(1)
INVESTMENT INCOME
Dividends from unaffiliated securities	$146	$175		$4,768	$1,899
Foreign dividend withholding tax	—	—		—	(35)
Interest and amortization from unaffiliated securities	10,059	69		137	45
Total Investment Income	10,205	244		4,905	1,909

EXPENSES
Investment management fee	2,109	642		5,690	1,292
Distribution and service fees:
Class II	1,054	168		1,441	324
Shareholder servicing:
Class I	N/A	—	*	1	N/A
Class II	5	1		7	3
Custodian fees	8	5		14	11
Independent Trustees and Chief Compliance Officer fees	27	5		41	10
Accounting services fee	125	43		165	61
Professional fees	26	15		22	24
Other	14	12		47	36
Total Expenses	3,368	891		7,428	1,761
Less:
Expenses in excess of limit	—	—		(298)	—
Total Net Expenses	3,368	891		7,130	1,761
Net Investment Income (Loss)	6,837	(647)		(2,225)	148

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(219)	477		30,541	3,581
Written options	—	—		527	—
Forward foreign currency contracts	—	—		—	(920)
Foreign currency exchange transactions	—	—		3	16
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(1,166)	5,870		130,835	792
Written options	—	—		(39)	—
Forward foreign currency contracts	—	—		—	(245)
Foreign currency exchange transactions	—	—		— *	— *
Net Realized and Unrealized Gain (Loss)	(1,385)	6,347		161,867	3,224
Net Increase in Net Assets Resulting from Operations	$5,452	$5,700		$159,642	$3,372

*	Not shown due to rounding.

(1)	Effective April 28, 2017, the Portfolio’s name changed from Global Natural Resources to Natural Resources.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	185

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)	Science and Technology	Small Cap Core(1)	Small Cap Growth	Value
INVESTMENT INCOME
Dividends from unaffiliated securities	$3,300	$3,827	$1,581	$10,321
Foreign dividend withholding tax	(25)	(3)	(2)	(106)
Interest and amortization from unaffiliated securities	507	65	295	167
Total Investment Income	3,782	3,889	1,874	10,382

EXPENSES
Investment management fee	5,022	2,841	3,512	2,645
Distribution and service fees:
Class II	1,477	835	1,033	945
Shareholder servicing:
Class I	— *	N/A	N/A	N/A
Class II	8	4	5	4
Custodian fees	16	19	15	8
Independent Trustees and Chief Compliance Officer fees	47	24	42	31
Accounting services fee	152	100	124	117
Professional fees	27	21	21	25
Other	61	13	36	15
Total Expenses	6,810	3,857	4,788	3,790
Less:
Expenses in excess of limit	—	—	(70)	—
Total Net Expenses	6,810	3,857	4,718	3,790
Net Investment Income (Loss)	(3,028)	32	(2,844)	6,592

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	26,687	56,731	58,271	12,056
Written options	417	—	(13)	293
Swap agreements	—	—	3,499	1,483
Foreign currency exchange transactions	(12)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	136,142	(14,278)	25,866	25,842
Written options	—	—	—	(68)
Swap agreements	—	—	1,296	(19)
Foreign currency exchange transactions	— *	—	—	—
Net Realized and Unrealized Gain	163,234	42,453	88,919	39,587
Net Increase in Net Assets Resulting from Operations	$160,206	$42,485	$86,075	$46,179

*	Not shown due to rounding.

(1)	Effective April 28, 2017, the Portfolio’s name changed from Small Cap Value to Small Cap Core.

See Accompanying Notes to Financial Statements.

186	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,278	$684	$1,195	$813	$11,459	$6,747
Net realized gain on investments	3,790	5,307	3,528	4,584	37,067	47,731
Net change in unrealized appreciation (depreciation)	8,690	(2,662)	6,533	(2,240)	71,897	(23,999)
Net Increase in Net Assets Resulting from Operations	13,758	3,329	11,256	3,157	120,423	30,479

Distributions to Shareholders From:
Net investment income:
Class II	(686)	(1,183)	(813)	(1,313)	(6,745)	(11,308)
Net realized gains:
Class II	(5,308)	(7,759)	(4,589)	(7,061)	(47,759)	(68,309)
Total Distributions to Shareholders	(5,994)	(8,942)	(5,402)	(8,374)	(54,504)	(79,617)
Capital Share Transactions	(6,655)	(4,867)	(11,195)	2,049	(49,008)	17,015
Net Increase (Decrease) in Net Assets	1,109	(10,480)	(5,341)	(3,168)	16,911	(32,123)
Net Assets, Beginning of Period	74,656	85,136	114,259	117,427	860,471	892,594
Net Assets, End of Period	$75,765	$74,656	$108,918	$114,259	$877,382	$860,471
Undistributed net investment income	$1,272	$680	$1,188	$806	$11,413	$6,699

	Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Pathfinder Moderate – Managed Volatility
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$17,454	$8,678	$3,136	$2,098	$5,963	$2,502
Net realized gain on investments	48,284	62,724	9,830	12,174	18,136	15,131
Net change in unrealized appreciation (depreciation)	96,068	(26,765)	18,077	(6,375)	47,266	(6,456)
Net Increase in Net Assets Resulting from Operations	161,806	44,637	31,043	7,897	71,365	11,177
Distributions to Shareholders From:
Net investment income:
Class II	(8,700)	(16,506)	(2,102)	(3,418)	(2,508)	(2,612)
Net realized gains:
Class II	(62,750)	(90,370)	(12,185)	(19,162)	(14,751)	(15,290)
Total Distributions to Shareholders	(71,450)	(106,876)	(14,287)	(22,580)	(17,259)	(17,902)
Capital Share Transactions	(57,768)	27,683	(26,463)	4,041	34,164	122,582
Net Increase (Decrease) in Net Assets	32,588	(34,556)	(9,707)	(10,642)	88,270	115,857
Net Assets, Beginning of Period	1,019,869	1,054,425	261,050	271,692	511,357	395,500
Net Assets, End of Period	$1,052,457	$1,019,869	$251,343	$261,050	$599,627	$511,357
Undistributed net investment income	$17,387	$8,633	$3,118	$2,084	$5,928	$2,473

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	187

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Pathfinder Moderately Aggressive – Managed Volatility		Pathfinder Moderately Conservative – Managed Volatility		Advantus Real Estate Securities(1)
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,195	$389	$676	$300	$630	$607
Net realized gain on investments	2,850	2,521	2,172	1,538	2,745	5,605
Net change in unrealized appreciation (depreciation)	8,450	(1,038)	5,026	(876)	(952)	(4,351)
Net Increase in Net Assets Resulting from Operations	12,495	1,872	7,874	962	2,423	1,861
Distributions to Shareholders From:
Net investment income:
Class II	(388)	(624)	(298)	(322)	(601)	(516)
Net realized gains:
Class II	(2,463)	(3,420)	(1,471)	(1,837)	(5,614)	(4,360)
Total Distributions to Shareholders	(2,851)	(4,044)	(1,769)	(2,159)	(6,215)	(4,876)
Capital Share Transactions	5,109	12,862	915	14,530	(1,653)	4,399
Net Increase (Decrease) in Net Assets	14,753	10,690	7,020	13,333	(5,445)	1,384
Net Assets, Beginning of Period	77,550	66,860	67,118	53,785	48,818	47,434
Net Assets, End of Period	$92,303	$77,550	$74,138	$67,118	$43,373	$48,818
Undistributed net investment income	$1,172	$365	$654	$276	$746	$717

	Asset Strategy(2)		Balanced		Bond
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,256	$7,634	$5,568	$5,620	$10,259	$6,067
Net realized gain (loss) on investments	(8,524)	(7,078)	5,417	10,202	1,319	3,730
Net change in unrealized appreciation (depreciation)	163,252	(34,070)	27,900	(8,778)	5,516	2,129
Net Increase (Decrease) in Net Assets Resulting from Operations	157,984	(33,514)	38,885	7,044	17,094	11,926
Distributions to Shareholders From:
Net investment income:
Class I	(4)	N/A	N/A	N/A	N/A	N/A
Class II	(14,367)	(6,389)	(5,768)	(5,061)	(6,801)	(6,593)
Net realized gains:
Class I	—	N/A	N/A	N/A	N/A	N/A
Class II	—	—	(10,204)	(54,663)	(2,999)	(742)
Total Distributions to Shareholders	(14,371)	(6,389)	(15,972)	(59,724)	(9,800)	(7,335)
Capital Share Transactions	(161,207)	(274,863)	(21,478)	30,463	124,484	131,419
Net Increase (Decrease) in Net Assets	(17,594)	(314,766)	1,435	(22,217)	131,778	136,010
Net Assets, Beginning of Period	953,500	1,268,266	361,025	383,242	415,810	279,800
Net Assets, End of Period	$935,906	$953,500	$362,460	$361,025	$547,588	$415,810
Undistributed net investment income	$1,566	$25,287	$5,605	$4,105	$10,765	$6,728

(1)	Effective April 28, 2017, the Portfolio’s name changed from Real Estate Securities to Advantus Real Estate Securities.

(2)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

188	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Core Equity		Dividend Opportunities		Energy
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,800	$1,906	$8,269	$7,172	$1,232	$(400)
Net realized gain (loss) on investments	33,743	17,184	37,550	14,577	92	(6,613)
Net change in unrealized appreciation (depreciation)	46,168	(3,912)	29,124	12,700	(26,522)	54,012
Net Increase (Decrease) in Net Assets Resulting from Operations	81,711	15,178	74,943	34,449	(25,198)	46,999
Distributions to Shareholders From:
Net investment income:
Class I	N/A	N/A	N/A	N/A	(2)	N/A
Class II	(1,910)	(1,938)	(6,575)	(6,264)	(1,270)	(203)
Net realized gains:
Class I	N/A	N/A	N/A	N/A	—	N/A
Class II	(17,268)	(51,884)	(16,978)	(28,123)	—	—
Total Distributions to Shareholders	(19,178)	(53,822)	(23,553)	(34,387)	(1,272)	(203)
Capital Share Transactions	(37,436)	4,387	(33,469)	(5,250)	(1,107)	32,142
Net Increase (Decrease) in Net Assets	25,097	(34,257)	17,921	(5,188)	(27,577)	78,938
Net Assets, Beginning of Period	419,682	453,939	509,324	514,512	196,097	117,159
Net Assets, End of Period	$444,779	$419,682	$527,245	$509,324	$168,520	$196,097
Undistributed net investment income	$1,639	$1,752	$8,375	$6,063	$464	$165

	Global Bond		Global Growth		Government Money Market
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$706	$687	$2,004	$402	$2,127	$682
Net realized gain (loss) on investments	(147)	(228)	25,607	10,709	(9)	24
Net change in unrealized appreciation (depreciation)	389	951	66,321	(24,761)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	948	1,410	93,932	(13,650)	2,118	706
Distributions to Shareholders From:
Net investment income:
Class II	(630)	(731)	(213)	(1,039)	(2,127)	(682)
Net realized gains:
Class II	—	—	(11,360)	(14,220)	(24)	(17)
Total Distributions to Shareholders	(630)	(731)	(11,573)	(15,259)	(2,151)	(699)
Capital Share Transactions	892	1,405	(67,033)	(69,429)	(96,810)	(125,479)
Net Increase (Decrease) in Net Assets	1,210	2,084	15,326	(98,338)	(96,843)	(125,472)
Net Assets, Beginning of Period	21,956	19,872	408,271	506,609	413,870	539,342
Net Assets, End of Period	$23,166	$21,956	$423,597	$408,271	$317,027	$413,870
Undistributed net investment income	$620	$625	$1,900	$153	$—	$—

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	189

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Growth		High Income		International Core Equity
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$418	$2,224	$60,140	$54,036	$10,487	$10,454
Net realized gain (loss) on investments	99,533	79,242	2,619	(28,876)	31,845	(9,231)
Net change in unrealized appreciation (depreciation)	125,029	(72,102)	(1,748)	91,565	120,497	6,040
Net Increase in Net Assets Resulting from Operations	224,980	9,364	61,011	116,725	162,829	7,263
Distributions to Shareholders From:
Net investment income:
Class I	N/A	N/A	(3,461)	N/A	N/A	N/A
Class II	(2,229)	(205)	(50,714)	(56,542)	(10,926)	(8,905)
Net realized gains:
Class I	N/A	N/A	—	N/A	N/A	N/A
Class II	(79,352)	(89,838)	—	—	—	(7,190)
Total Distributions to Shareholders	(81,581)	(90,043)	(54,175)	(56,542)	(10,926)	(16,095)
Capital Share Transactions	(95,388)	19,184	91,360	59,537	(53,365)	70,237
Net Increase (Decrease) in Net Assets	48,011	(61,495)	98,196	119,720	98,538	61,405
Net Assets, Beginning of Period	835,412	896,907	845,219	725,499	736,043	674,638
Net Assets, End of Period	$883,423	$835,412	$943,415	$845,219	$834,581	$736,043
Undistributed net investment income	$185	$1,996	$59,568	$53,976	$10,398	$10,431

	Limited-Term Bond		Micro Cap Growth		Mid Cap Growth
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$6,837	$5,948	$(647)	$(574)	$(2,225)	$(538)
Net realized gain (loss) on investments	(219)	1,731	477	(102)	31,071	19,722
Net change in unrealized appreciation (depreciation)	(1,166)	(285)	5,870	8,208	130,796	18,184
Net Increase in Net Assets Resulting from Operations	5,452	7,394	5,700	7,532	159,642	37,368
Distributions to Shareholders From:
Net investment income:
Class I	N/A	N/A	—	N/A	—	N/A
Class II	(6,274)	(5,755)	—	—	—	—
Net realized gains:
Class I	N/A	N/A	(1)	N/A	(3,997)	N/A
Class II	—	—	(215)	(6,098)	(15,653)	(32,997)
Total Distributions to Shareholders	(6,274)	(5,755)	(216)	(6,098)	(19,650)	(32,997)
Capital Share Transactions	48,843	8,372	3,619	2,645	(39,555)	24,626
Net Increase in Net Assets	48,021	10,011	9,103	4,079	100,437	28,997
Net Assets, Beginning of Period	394,767	384,756	62,976	58,897	615,443	586,446
Net Assets, End of Period	$442,788	$394,767	$72,079	$62,976	$715,880	$615,443
Undistributed (distributions in excess of) net investment income	$7,149	$6,252	$(8)	$(7)	$(586)	$(21)

See Accompanying Notes to Financial Statements.

190	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Natural Resources(1)		Science and Technology		Small Cap Core(2)
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$148	$255	$(3,028)	$(2,736)	$32	$261
Net realized gain (loss) on investments	2,677	(9,426)	27,092	27,854	56,731	38,909
Net change in unrealized appreciation (depreciation)	547	36,762	136,142	(21,271)	(14,278)	46,578
Net Increase in Net Assets Resulting from Operations	3,372	27,591	160,206	3,847	42,485	85,748

Distributions to Shareholders From:
Net investment income:
Class I	N/A	N/A	—	N/A	N/A	N/A
Class II	(179)	(875)	—	—	—	(1,333)
Net realized gains:
Class I	N/A	N/A	(29)	N/A	N/A	N/A
Class II	—	—	(50,952)	(20,982)	(39,265)	(28,403)
Total Distributions to Shareholders	(179)	(875)	(50,981)	(20,982)	(39,265)	(29,736)
Capital Share Transactions	(15,986)	3,534	21,079	(50,693)	(36,011)	(25,336)
Net Increase (Decrease) in Net Assets	(12,793)	30,250	130,304	(67,828)	(32,791)	30,676
Net Assets, Beginning of Period	144,189	113,939	514,460	582,288	348,332	317,656
Net Assets, End of Period	$131,396	$144,189	$644,764	$514,460	$315,541	$348,332
Undistributed (distributions in excess of) net investment income	$327	$121	$(723)	$(14)	$376	$347

	Small Cap Growth		Value
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(2,844)	$(3,274)	$6,592	$5,135
Net realized gain on investments	61,757	10,188	13,832	6,886
Net change in unrealized appreciation	27,162	6,843	25,755	28,308
Net Increase in Net Assets Resulting from Operations	86,075	13,757	46,179	40,329

Distributions to Shareholders From:
Net investment income:
Class II	—	—	(4,974)	(4,581)
Net realized gains:
Class II	(10,680)	(45,145)	(6,746)	(44,339)
Total Distributions to Shareholders	(10,680)	(45,145)	(11,720)	(48,920)
Capital Share Transactions	(124,424)	27,620	17,898	3,755
Net Increase (Decrease) in Net Assets	(49,029)	(3,768)	52,357	(4,836)
Net Assets, Beginning of Period	425,848	429,616	379,232	384,068
Net Assets, End of Period	$376,819	$425,848	$431,589	$379,232
Undistributed net investment income	$1,043	$372	$7,913	$4,813

(1)	Effective April 28, 2017, the Portfolio’s name changed from Global Natural Resources to Natural Resources.
(2)	Effective April 28, 2017, the Portfolio’s name changed from Small Cap Value to Small Cap Core.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	191

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Aggressive Class II Shares
Year ended 12-31-2017	$4.68	$0.08	$0.80	$0.88	$(0.05)	$(0.35)	$(0.40)
Year ended 12-31-2016	5.05	0.04	0.15	0.19	(0.07)	(0.49)	(0.56)
Year ended 12-31-2015	5.73	0.07	(0.01)	0.06	(0.16)	(0.58)	(0.74)
Year ended 12-31-2014	5.95	0.16	0.10	0.26	(0.05)	(0.43)	(0.48)
Year ended 12-31-2013	5.04	0.05	1.27	1.32	(0.07)	(0.34)	(0.41)

Pathfinder Conservative Class II Shares
Year ended 12-31-2017	4.90	0.05	0.46	0.51	(0.04)	(0.21)	(0.25)
Year ended 12-31-2016	5.15	0.04	0.09	0.13	(0.06)	(0.32)	(0.38)
Year ended 12-31-2015	5.54	0.06	(0.03)	0.03	(0.06)	(0.36)	(0.42)
Year ended 12-31-2014	5.77	0.06	0.12	0.18	(0.06)	(0.35)	(0.41)
Year ended 12-31-2013	5.33	0.06	0.70	0.76	(0.08)	(0.24)	(0.32)

Pathfinder Moderate Class II Shares
Year ended 12-31-2017	5.02	0.07	0.64	0.71	(0.04)	(0.29)	(0.33)
Year ended 12-31-2016	5.34	0.04	0.13	0.17	(0.07)	(0.42)	(0.49)
Year ended 12-31-2015	5.87	0.07	(0.02)	0.05	(0.10)	(0.48)	(0.58)
Year ended 12-31-2014	6.14	0.10	0.14	0.24	(0.07)	(0.44)	(0.51)
Year ended 12-31-2013	5.33	0.07	1.02	1.09	(0.07)	(0.21)	(0.28)

Pathfinder Moderately Aggressive Class II Shares
Year ended 12-31-2017	5.14	0.09	0.74	0.83	(0.05)	(0.33)	(0.38)
Year ended 12-31-2016	5.50	0.04	0.17	0.21	(0.09)	(0.48)	(0.57)
Year ended 12-31-2015	6.14	0.09	(0.06)	0.03	(0.14)	(0.53)	(0.67)
Year ended 12-31-2014	6.38	0.14	0.14	0.28	(0.07)	(0.45)	(0.52)
Year ended 12-31-2013	5.45	0.07	1.19	1.26	(0.07)	(0.26)	(0.33)

Pathfinder Moderately Conservative Class II Shares
Year ended 12-31-2017	4.99	0.06	0.56	0.62	(0.04)	(0.25)	(0.29)
Year ended 12-31-2016	5.30	0.04	0.10	0.14	(0.07)	(0.38)	(0.45)
Year ended 12-31-2015	5.80	0.07	(0.03)	0.04	(0.09)	(0.45)	(0.54)
Year ended 12-31-2014	6.03	0.08	0.14	0.22	(0.06)	(0.39)	(0.45)
Year ended 12-31-2013	5.41	0.06	0.87	0.93	(0.08)	(0.23)	(0.31)

Pathfinder Moderate – Managed Volatility Class II Shares
Year ended 12-31-2017	5.25	0.06	0.65	0.71	(0.03)	(0.15)	(0.18)
Year ended 12-31-2016	5.37	0.03	0.06	0.09	(0.03)	(0.18)	(0.21)
Year ended 12-31-2015	5.39	0.05	(0.07)	(0.02)	—	—	—
Year ended 12-31-2014	5.37	0.06	0.14	0.20	(0.03)	(0.15)	(0.18)
Year ended 12-31-2013(3)	5.00	(0.01)	0.38	0.37	—	— *	— *

Pathfinder Moderately Aggressive – Managed Volatility Class II Shares
Year ended 12-31-2017	5.06	0.07	0.71	0.78	(0.02)	(0.16)	(0.18)
Year ended 12-31-2016	5.25	0.03	0.09	0.12	(0.05)	(0.26)	(0.31)
Year ended 12-31-2015	5.29	0.06	(0.10)	(0.04)	—	—	—
Year ended 12-31-2014	5.41	0.09	0.11	0.20	(0.07)	(0.25)	(0.32)
Year ended 12-31-2013(3)	5.00	(0.02)	0.43	0.41	—	— *	— *

Pathfinder Moderately Conservative – Managed Volatility Class II Shares
Year ended 12-31-2017	5.10	0.05	0.53	0.58	(0.02)	(0.11)	(0.13)
Year ended 12-31-2016	5.23	0.02	0.04	0.06	(0.03)	(0.16)	(0.19)
Year ended 12-31-2015	5.27	0.04	(0.07)	(0.03)	—	(0.01)	(0.01)
Year ended 12-31-2014	5.31	0.04	0.11	0.15	(0.03)	(0.16)	(0.19)
Year ended 12-31-2013(3)	5.00	(0.02)	0.33	0.31	—	— *	— *

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	For the period from August 1, 2013 (commencement of operations of the Portfolio) through December 31, 2013.

(4)	Annualized.

(5)	Ratios of expenses to average net assets excluding offering cost was 0.26%.

(6)	Ratios of expenses to average net assets excluding offering cost was 0.29%.

(7)	Ratios of expenses to average net assets excluding offering cost was 0.33%.

(8)	Ratios of expenses to average net assets excluding offering cost was 0.36%.

(9)	Ratios of expenses to average net assets excluding offering cost was 0.35%.

(10)	Portfolio turnover is calculated at the portfolio level. Percentage indicated was calculated for the period ended December 31, 2013.

192	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Pathfinder Aggressive
Class II Shares
Year ended 12-31-2017	$5.16	19.83%	$76	0.07%		1.68%		20%
Year ended 12-31-2016	4.68	4.80	75	0.08		0.88		23
Year ended 12-31-2015	5.05	0.34	85	0.07		1.36		13
Year ended 12-31-2014	5.73	4.86	85	0.07		2.73		28
Year ended 12-31-2013	5.95	27.13	86	0.07		0.96		38

Pathfinder Conservative
Class II Shares
Year ended 12-31-2017	5.16	10.51	109	0.06		1.06		30
Year ended 12-31-2016	4.90	2.84	114	0.07		0.71		26
Year ended 12-31-2015	5.15	0.45	117	0.06		1.09		17
Year ended 12-31-2014	5.54	3.39	122	0.06		1.13		30
Year ended 12-31-2013	5.77	14.75	121	0.07		1.15		66

Pathfinder Moderate
Class II Shares
Year ended 12-31-2017	5.40	14.70	877	0.03		1.30		22
Year ended 12-31-2016	5.02	3.65	860	0.03		0.78		19
Year ended 12-31-2015	5.34	0.32	893	0.03		1.22		13
Year ended 12-31-2014	5.87	4.24	928	0.03		1.69		24
Year ended 12-31-2013	6.14	20.83	922	0.03		1.15		39

Pathfinder Moderately Aggressive
Class II Shares
Year ended 12-31-2017	5.59	16.72	1,052	0.03		1.66		20
Year ended 12-31-2016	5.14	4.52	1,020	0.04		0.85		17
Year ended 12-31-2015	5.50	0.06	1,054	0.03		1.50		12
Year ended 12-31-2014	6.14	4.61	1,098	0.03		2.30		23
Year ended 12-31-2013	6.38	23.81	1,089	0.03		1.15		33

Pathfinder Moderately Conservative
Class II Shares
Year ended 12-31-2017	5.32	12.77	251	0.05		1.22		24
Year ended 12-31-2016	4.99	3.10	261	0.05		0.80		16
Year ended 12-31-2015	5.30	0.33	272	0.04		1.20		16
Year ended 12-31-2014	5.80	3.88	291	0.04		1.43		27
Year ended 12-31-2013	6.03	17.71	300	0.05		1.09		46

Pathfinder Moderate – Managed Volatility
Class II Shares
Year ended 12-31-2017	5.78	13.80	600	0.23		1.07		21
Year ended 12-31-2016	5.25	1.81	511	0.24		0.55		14
Year ended 12-31-2015	5.37	-0.43	396	0.24		0.88		7
Year ended 12-31-2014	5.39	3.75	203	0.28	(5)	1.06		23
Year ended 12-31-2013(3)	5.37	7.50	34	0.58	(4)(6)	-0.57	(4)	18	(10)

Pathfinder Moderately Aggressive – Managed Volatility
Class II Shares
Year ended 12-31-2017	5.66	15.70	92	0.27		1.38		19
Year ended 12-31-2016	5.06	2.36	78	0.31		0.56		12
Year ended 12-31-2015	5.25	-0.71	67	0.30		1.13		7
Year ended 12-31-2014	5.29	3.91	43	0.41	(7)	1.74		32
Year ended 12-31-2013(3)	5.41	8.27	10	1.04	(4)(8)	-1.03	(4)	15	(10)

Pathfinder Moderately Conservative – Managed Volatility
Class II Shares
Year ended 12-31-2017	5.55	11.84	74	0.27		0.96		26
Year ended 12-31-2016	5.10	1.21	67	0.30		0.49		11
Year ended 12-31-2015	5.23	-0.52	54	0.30		0.78		9
Year ended 12-31-2014	5.27	3.06	31	0.47	(8)	0.76		36
Year ended 12-31-2013(3)	5.31	6.29	10	0.98	(4)(9)	-0.97	(4)	21	(10)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	193

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Advantus Real Estate Securities
Class II Shares
Year ended 12-31-2017	$8.40	$0.11	$0.27	$0.38	$(0.11)	$(1.03)	$(1.14)
Year ended 12-31-2016	8.98	0.10	0.25	0.35	(0.10)	(0.84)	(0.94)
Year ended 12-31-2015	9.59	0.10	0.31	0.41	(0.10)	(0.92)	(1.02)
Year ended 12-31-2014	7.90	0.10	2.20	2.30	(0.09)	(0.52)	(0.61)
Year ended 12-31-2013	7.89	0.08	0.02	0.10	(0.09)	—	(0.09)

Asset Strategy
Class I Shares
Year ended 12-31-2017(5)	8.57	0.08	0.88	0.96	(0.16)	—	(0.16)

Class II Shares
Year ended 12-31-2017	8.04	0.03	1.44	1.47	(0.14)	—	(0.14)
Year ended 12-31-2016	8.30	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)
Year ended 12-31-2015	10.87	0.08	(0.77)	(0.69)	(0.04)	(1.84)	(1.88)
Year ended 12-31-2014	13.25	0.11	(0.78)	(0.67)	(0.06)	(1.65)	(1.71)
Year ended 12-31-2013	10.73	0.10	2.57	2.67	(0.15)	—	(0.15)

Balanced
Class II Shares
Year ended 12-31-2017	7.47	0.12	0.70	0.82	(0.12)	(0.22)	(0.34)
Year ended 12-31-2016	8.76	0.11	0.00 *	0.11	(0.12)	(1.28)	(1.40)
Year ended 12-31-2015	10.19	0.12	(0.09)	0.03	(0.09)	(1.37)	(1.46)
Year ended 12-31-2014	10.46	0.09	0.64	0.73	(0.10)	(0.90)	(1.00)
Year ended 12-31-2013	9.37	0.10	2.01	2.11	(0.15)	(0.87)	(1.02)

Bond
Class II Shares
Year ended 12-31-2017	5.27	0.12	0.08	0.20	(0.08)	(0.04)	(0.12)
Year ended 12-31-2016	5.20	0.12	0.09	0.21	(0.13)	(0.01)	(0.14)
Year ended 12-31-2015	5.34	0.10	(0.09)	0.01	(0.15)	—	(0.15)
Year ended 12-31-2014	5.49	0.13	0.10	0.23	(0.21)	(0.17)	(0.38)
Year ended 12-31-2013	5.90	0.14	(0.26)	(0.12)	(0.20)	(0.09)	(0.29)

Core Equity
Class II Shares
Year ended 12-31-2017	10.67	0.05	2.09	2.14	(0.05)	(0.46)	(0.51)
Year ended 12-31-2016	11.75	0.05	0.32	0.37	(0.05)	(1.40)	(1.45)
Year ended 12-31-2015	14.18	0.05	(0.06)	(0.01)	(0.05)	(2.37)	(2.42)
Year ended 12-31-2014	15.13	0.05	1.24	1.29	(0.08)	(2.16)	(2.24)
Year ended 12-31-2013	12.38	0.07	3.88	3.95	(0.07)	(1.13)	(1.20)

Dividend Opportunities
Class II Shares
Year ended 12-31-2017	7.79	0.13	1.03	1.16	(0.10)	(0.27)	(0.37)
Year ended 12-31-2016	7.82	0.11	0.40	0.51	(0.10)	(0.44)	(0.54)
Year ended 12-31-2015	9.05	0.09	(0.23)	(0.14)	(0.11)	(0.98)	(1.09)
Year ended 12-31-2014	9.04	0.12	0.71	0.83	(0.10)	(0.72)	(0.82)
Year ended 12-31-2013	7.24	0.10	2.01	2.11	(0.13)	(0.18)	(0.31)

Energy
Class I Shares
Year ended 12-31-2017(5)	5.84	0.06	0.02	0.08	(0.05)	—	(0.05)

Class II Shares
Year ended 12-31-2017	6.77	0.04	(0.90)	(0.86)	(0.04)	—	(0.04)
Year ended 12-31-2016	5.04	(0.02)	1.76	1.74	(0.01)	—	(0.01)
Year ended 12-31-2015	6.51	0.00 *	(1.44)	(1.44)	— *	(0.03)	(0.03)
Year ended 12-31-2014	7.50	(0.01)	(0.73)	(0.74)	—	(0.25)	(0.25)
Year ended 12-31-2013	5.89	(0.02)	1.65	1.63	—	(0.02)	(0.02)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Annualized.

(5)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

194	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Advantus Real Estate Securities
Class II Shares
Year ended 12-31-2017	$7.64	5.39%	$43		1.22%		1.38%		1.31%	1.29%	73%
Year ended 12-31-2016	8.39	4.26	49		1.20		1.26		1.29	1.17	79
Year ended 12-31-2015	8.98	4.78	47		1.19		1.10		1.28	1.01	57
Year ended 12-31-2014	9.59	30.17	52		1.21		1.16		1.30	1.07	81
Year ended 12-31-2013	7.90	1.13	40		1.24		1.01		1.33	0.92	43

Asset Strategy
Class I Shares
Year ended 12-31-2017(5)	9.37	11.16	—	*	0.74	(4)	1.30	(4)	—	—	39	(6)

Class II Shares
Year ended 12-31-2017	9.37	18.27	936		1.02		0.35		—	—	39
Year ended 12-31-2016	8.04	-2.57	954		1.01		0.70		1.02	0.69	68
Year ended 12-31-2015	8.30	-8.35	1,268		0.98		0.81		0.99	0.80	70
Year ended 12-31-2014	10.87	-5.26	1,600		0.97		0.94		0.98	0.93	130
Year ended 12-31-2013	13.25	25.13	1,704		0.97		0.82		0.98	0.81	64

Balanced
Class II Shares
Year ended 12-31-2017	7.95	11.37	362		1.01		1.54		—	—	48
Year ended 12-31-2016	7.47	2.03	361		1.01		1.53		—	—	54
Year ended 12-31-2015	8.76	-0.32	383		1.00		1.28		—	—	44
Year ended 12-31-2014	10.19	7.57	415		1.01		0.90		—	—	43
Year ended 12-31-2013	10.46	23.70	418		1.01		0.99		—	—	38

Bond
Class II Shares
Year ended 12-31-2017	5.35	4.01	548		0.78		2.32		—	—	66
Year ended 12-31-2016	5.27	4.03	416		0.79		2.17		—	—	84
Year ended 12-31-2015	5.20	0.20	280		0.78		1.87		—	—	59
Year ended 12-31-2014	5.34	4.34	310		0.78		2.43		—	—	28
Year ended 12-31-2013	5.49	-2.09	314		0.78		2.50		—	—	48

Core Equity
Class II Shares
Year ended 12-31-2017	12.30	20.75	445		0.95		0.42		1.00	0.37	78
Year ended 12-31-2016	10.67	3.74	420		0.95		0.45		1.01	0.39	75
Year ended 12-31-2015	11.75	-0.69	454		0.95		0.38		1.00	0.33	60
Year ended 12-31-2014	14.18	9.68	505		0.95		0.34		1.00	0.29	57
Year ended 12-31-2013	15.13	33.51	500		0.96		0.55		1.01	0.50	70

Dividend Opportunities
Class II Shares
Year ended 12-31-2017	8.58	15.56	527		1.00		1.60		—	—	35
Year ended 12-31-2016	7.79	6.95	509		1.01		1.43		—	—	59
Year ended 12-31-2015	7.82	-2.06	515		1.00		1.14		—	—	50
Year ended 12-31-2014	9.05	9.84	511		1.00		1.33		—	—	42
Year ended 12-31-2013	9.04	29.61	484		1.00		1.23		—	—	53

Energy
Class I Shares
Year ended 12-31-2017(5)	5.87	1.55	—	*	0.92	(4)	1.70	(4)	—	—	22	(6)

Class II Shares
Year ended 12-31-2017	5.87	-12.64	169		1.19		0.75		—	—	22
Year ended 12-31-2016	6.77	34.55	196		1.19		-0.27		—	—	31
Year ended 12-31-2015	5.04	-22.14	117		1.20		0.08		—	—	34
Year ended 12-31-2014	6.51	-10.56	118		1.18		-0.10		—	—	21
Year ended 12-31-2013	7.50	27.76	99		1.23		-0.24		—	—	33

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	195

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Global Bond
Class II Shares
Year ended 12-31-2017	$4.89	$0.15		$0.06	$0.21		$(0.14)	$—	$(0.14)
Year ended 12-31-2016	4.74	0.16		0.17	0.33		(0.18)	—	(0.18)
Year ended 12-31-2015	5.05	0.19		(0.31)	(0.12)		(0.19)	—	(0.19)
Year ended 12-31-2014	5.16	0.19		(0.18)	0.01		(0.12)	—	(0.12)
Year ended 12-31-2013	5.07	0.15		(0.06)	0.09		—	—	—

Global Growth
Class II Shares
Year ended 12-31-2017	8.14	0.04		1.93	1.97		— *	(0.24)	(0.24)
Year ended 12-31-2016	8.68	0.01		(0.28)	(0.27)		(0.02)	(0.25)	(0.27)
Year ended 12-31-2015	8.84	0.02		0.31	0.33		(0.04)	(0.45)	(0.49)
Year ended 12-31-2014	9.81	0.09		0.01	0.10		(0.21)	(0.86)	(1.07)
Year ended 12-31-2013	8.46	0.09		1.51	1.60		(0.08)	(0.17)	(0.25)

Government Money Market
Class II Shares
Year ended 12-31-2017	1.00	0.01		0.00 *	0.01		(0.01)	— *	(0.01)
Year ended 12-31-2016	1.00	0.00	*	0.00 *	0.00	*	— *	— *	— *
Year ended 12-31-2015	1.00	0.00	*	0.00 *	0.00	*	— *	—	— *
Year ended 12-31-2014	1.00	0.00	*	0.00 *	0.00	*	— *	—	— *
Year ended 12-31-2013	1.00	0.00	*	0.00 *	0.00	*	— *	—	— *

Growth
Class II Shares
Year ended 12-31-2017	10.30	0.01		2.84	2.85		(0.03)	(1.03)	(1.06)
Year ended 12-31-2016	11.42	0.03		0.03	0.06		— *	(1.18)	(1.18)
Year ended 12-31-2015	12.08	0.00	*	0.85	0.85		(0.01)	(1.50)	(1.51)
Year ended 12-31-2014	13.33	0.01		1.28	1.29		(0.06)	(2.48)	(2.54)
Year ended 12-31-2013	10.63	0.03		3.65	3.68		(0.05)	(0.93)	(0.98)

High Income
Class I Shares
Year ended 12-31-2017(5)	3.73	0.16		(0.03)	0.13		(0.21)	—	(0.21)

Class II Shares
Year ended 12-31-2017	3.61	0.23		0.01	0.24		(0.21)	—	(0.21)
Year ended 12-31-2016	3.35	0.24		0.28	0.52		(0.26)	—	(0.26)
Year ended 12-31-2015	3.85	0.26		(0.48)	(0.22)		(0.24)	(0.04)	(0.28)
Year ended 12-31-2014	4.00	0.25		(0.17)	0.08		(0.20)	(0.03)	(0.23)
Year ended 12-31-2013	3.80	0.27		0.12	0.39		(0.19)	—	(0.19)

International Core Equity
Class II Shares
Year ended 12-31-2017	15.30	0.23		3.29	3.52		(0.24)	—	(0.24)
Year ended 12-31-2016	15.53	0.24		(0.11)	0.13		(0.20)	(0.16)	(0.36)
Year ended 12-31-2015	18.00	0.20		(0.06)	0.14		(0.24)	(2.37)	(2.61)
Year ended 12-31-2014	19.75	0.24		0.10	0.34		(0.51)	(1.58)	(2.09)
Year ended 12-31-2013	16.07	0.27		3.70	3.97		(0.29)	—	(0.29)

Limited-Term Bond
Class II Shares
Year ended 12-31-2017	4.89	0.08		(0.01)	0.07		(0.08)	—	(0.08)
Year ended 12-31-2016	4.87	0.08		0.01	0.09		(0.07)	—	(0.07)
Year ended 12-31-2015	4.90	0.06		(0.02)	0.04		(0.07)	—	(0.07)
Year ended 12-31-2014	4.89	0.07		(0.02)	0.05		(0.03)	(0.01)	(0.04)
Year ended 12-31-2013	4.92	0.05		(0.08)	(0.03)		—	— *	— *

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Annualized.

(5)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

196	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Global Bond
Class II Shares
Year ended 12-31-2017	$4.96	4.27%	$23	0.50%		3.08%		1.12%	2.46%	49%
Year ended 12-31-2016	4.89	7.04	22	0.50		3.28		1.13	2.65	18
Year ended 12-31-2015	4.74	-2.65	20	0.51		3.80		1.14	3.17	26
Year ended 12-31-2014	5.05	0.18	19	0.48		3.69		1.11	3.06	37
Year ended 12-31-2013	5.16	1.74	16	0.63		3.00		1.26	2.37	26

Global Growth
Class II Shares
Year ended 12-31-2017	9.87	24.52	424	1.14		0.47		1.17	0.44	54
Year ended 12-31-2016	8.14	-3.04	408	1.13		0.09		1.16	0.06	71
Year ended 12-31-2015	8.68	3.39	507	1.14		0.23		1.17	0.20	54
Year ended 12-31-2014	8.84	0.96	431	1.13		0.93		1.16	0.90	65
Year ended 12-31-2013	9.81	19.23	419	1.14		1.06		1.17	1.03	49

Government Money Market
Class II Shares
Year ended 12-31-2017	1.00	0.59	317	0.41		0.56		0.42	0.55	—
Year ended 12-31-2016	1.00	0.13	414	0.45		0.13		0.46	0.12	—
Year ended 12-31-2015	1.00	0.02	539	0.20		0.02		0.45	-0.23	—
Year ended 12-31-2014	1.00	0.02	512	0.15		0.02		0.45	-0.28	—
Year ended 12-31-2013	1.00	0.02	605	0.19		0.02		0.45	-0.24	—

Growth
Class II Shares
Year ended 12-31-2017	12.09	29.34	883	0.99		0.05		—	—	41
Year ended 12-31-2016	10.30	1.22	835	0.98		0.26		1.00	0.24	53
Year ended 12-31-2015	11.42	7.17	897	0.96		0.03		0.99	0.00	30
Year ended 12-31-2014	12.08	11.81	871	0.96		0.10		0.99	0.07	26
Year ended 12-31-2013	13.33	36.46	1,201	0.96		0.30		0.99	0.27	43

High Income
Class I Shares
Year ended 12-31-2017(5)	3.65	3.42	56	0.66	(4)	6.53	(4)	—	—	52	(6)

Class II Shares
Year ended 12-31-2017	3.64	6.68	887	0.91		6.22		—	—	52
Year ended 12-31-2016	3.61	16.19	845	0.89		6.97		0.92	6.94	36
Year ended 12-31-2015	3.35	-6.50	725	0.89		7.01		0.92	6.98	44
Year ended 12-31-2014	3.85	1.90	818	0.88		6.31		0.91	6.28	55
Year ended 12-31-2013	4.00	10.50	689	0.88		6.99		0.93	6.94	84

International Core Equity
Class II Shares
Year ended 12-31-2017	18.58	23.16	835	1.16		1.33		—	—	59
Year ended 12-31-2016	15.30	1.08	736	1.17		1.60		—	—	77
Year ended 12-31-2015	15.53	-0.94	675	1.16		1.18		—	—	87
Year ended 12-31-2014	18.00	1.44	656	1.16		1.28		—	—	102
Year ended 12-31-2013	19.75	24.91	672	1.16		1.51		—	—	92

Limited-Term Bond
Class II Shares
Year ended 12-31-2017	4.88	1.40	443	0.80		1.62		—	—	55
Year ended 12-31-2016	4.89	1.94	395	0.81		1.53		—	—	60
Year ended 12-31-2015	4.87	0.87	385	0.80		1.31		—	—	44
Year ended 12-31-2014	4.90	0.97	474	0.80		1.38		—	—	34
Year ended 12-31-2013	4.89	-0.54	437	0.82		1.14		—	—	25

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	197

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Micro Cap Growth
Class I Shares
Year ended 12-31-2017(5)	$21.13	$(0.09)	$1.49	$1.40	$—	$(0.07)	$(0.07)

Class II Shares
Year ended 12-31-2017	20.66	(0.20)	2.03	1.83	—	(0.07)	(0.07)
Year ended 12-31-2016	20.62	(0.19)	2.37	2.18	—	(2.14)	(2.14)
Year ended 12-31-2015	26.73	(0.26)	(1.69)	(1.95)	—	(4.16)	(4.16)
Year ended 12-31-2014	31.78	(0.32)	(0.66)	(0.98)	—	(4.07)	(4.07)
Year ended 12-31-2013	21.13	(0.31)	12.05	11.74	—	(1.09)	(1.09)

Mid Cap Growth
Class I Shares
Year ended 12-31-2017(5)	10.30	0.00 *	1.64	1.64	—	(0.31)	(0.31)

Class II Shares
Year ended 12-31-2017	9.44	(0.04)	2.52	2.48	—	(0.31)	(0.31)
Year ended 12-31-2016	9.42	(0.01)	0.55	0.54	—	(0.52)	(0.52)
Year ended 12-31-2015	10.84	(0.01)	(0.52)	(0.53)	—	(0.89)	(0.89)
Year ended 12-31-2014	10.72	(0.04)	0.82	0.78	—	(0.66)	(0.66)
Year ended 12-31-2013	8.54	(0.04)	2.54	2.50	—	(0.32)	(0.32)

Natural Resources
Class II Shares
Year ended 12-31-2017	4.50	0.00 *	0.14	0.14	(0.01)	—	(0.01)
Year ended 12-31-2016	3.66	0.01	0.86	0.87	(0.03)	—	(0.03)
Year ended 12-31-2015	4.72	0.02	(1.08)	(1.06)	— *	—	— *
Year ended 12-31-2014	5.43	0.01	(0.72)	(0.71)	—	—	—
Year ended 12-31-2013	5.04	0.00 *	0.39	0.39	—	—	—

Science and Technology
Class I Shares
Year ended 12-31-2017(5)	25.22	(0.04)	4.16	4.12	—	(2.30)	(2.30)

Class II Shares
Year ended 12-31-2017	22.34	(0.13)	7.08	6.95	—	(2.25)	(2.25)
Year ended 12-31-2016	22.96	(0.11)	0.34	0.23	—	(0.85)	(0.85)
Year ended 12-31-2015	25.02	(0.15)	(0.41)	(0.56)	—	(1.50)	(1.50)
Year ended 12-31-2014	26.58	(0.13)	0.74	0.61	—	(2.17)	(2.17)
Year ended 12-31-2013	18.10	(0.11)	9.89	9.78	—	(1.30)	(1.30)

Small Cap Core
Class II Shares
Year ended 12-31-2017	18.34	0.00 *	2.21	2.21	—	(2.23)	(2.23)
Year ended 12-31-2016	15.66	0.01	4.17	4.18	(0.07)	(1.43)	(1.50)
Year ended 12-31-2015	17.98	0.05	(0.95)	(0.90)	(0.02)	(1.40)	(1.42)
Year ended 12-31-2014	19.90	(0.01)	1.19	1.18	(0.02)	(3.08)	(3.10)
Year ended 12-31-2013	16.04	(0.01)	5.20	5.19	(0.16)	(1.17)	(1.33)

Small Cap Growth
Class II Shares
Year ended 12-31-2017	9.69	(0.07)	2.27	2.20	—	(0.26)	(0.26)
Year ended 12-31-2016	10.60	(0.07)	0.23	0.16	—	(1.07)	(1.07)
Year ended 12-31-2015	12.15	(0.09)	0.51	0.42	—	(1.97)	(1.97)
Year ended 12-31-2014	13.76	(0.10)	0.11	0.01	—	(1.62)	(1.62)
Year ended 12-31-2013	9.60	(0.10)	4.26	4.16	—	—	—

Value Class II Shares
Year ended 12-31-2017	5.93	0.11	0.61	0.72	(0.09)	(0.12)	(0.21)
Year ended 12-31-2016	6.15	0.08	0.49	0.57	(0.07)	(0.72)	(0.79)
Year ended 12-31-2015	7.39	0.06	(0.30)	(0.24)	(0.06)	(0.94)	(1.00)
Year ended 12-31-2014	7.82	0.05	0.71	0.76	(0.09)	(1.10)	(1.19)
Year ended 12-31-2013	5.97	0.05	2.03	2.08	(0.05)	(0.18)	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Annualized.

(5)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

198	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Micro Cap Growth
Class I Shares
Year ended 12-31-2017(5)	$22.46	6.62%	$—	*	1.05	%(4)	-0.64	%(4)	—%		—%		37	%(6)

Class II Shares
Year ended 12-31-2017	22.42	8.83	72		1.32		-0.9		—		—		37
Year ended 12-31-2016	20.66	13.29	63		1.34		-1.01		—		—		45
Year ended 12-31-2015	20.62	-9.16	59		1.33		-1.11		—		—		79
Year ended 12-31-2014	26.73	-1.74	72		1.32		-1.16		—		—		51
Year ended 12-31-2013	31.78	57.28	79		1.34		-1.19		—		—		61

Mid Cap Growth
Class I Shares
Year ended 12-31-2017(5)	11.63	16.44	131		0.85	(4)	0.05	(4)	0.89	(4)	0.01	(4)	25	(6)

Class II Shares
Year ended 12-31-2017	11.61	26.89	585		1.11		-0.39		1.15		-0.43		25
Year ended 12-31-2016	9.44	6.12	615		1.10		-0.09		1.15		-0.14		33
Year ended 12-31-2015	9.42	-5.78	586		1.10		-0.07		1.15		-0.12		42
Year ended 12-31-2014	10.84	7.87	557		1.10		-0.34		1.15		-0.39		43
Year ended 12-31-2013	10.72	29.94	426		1.10		-0.36		1.16		-0.42		35

Natural Resources
Class II Shares
Year ended 12-31-2017	4.63	2.97	131		1.36		0.11		—		—		44
Year ended 12-31-2016	4.50	23.81	144		1.36		0.20		—		—		67
Year ended 12-31-2015	3.66	-22.39	114		1.35		0.54		—		—		34
Year ended 12-31-2014	4.72	-13.04	146		1.33		0.12		—		—		31
Year ended 12-31-2013	5.43	7.80	173		1.35		-0.02		—		—		134

Science and Technology
Class I Shares
Year ended 12-31-2017(5)	27.04	17.24	—	*	0.90	(4)	-0.25	(4)	—		—		27	(6)

Class II Shares
Year ended 12-31-2017	27.04	32.12	645		1.15		-0.51		—		—		27
Year ended 12-31-2016	22.34	1.54	514		1.15		-0.52		1.17		-0.54		16
Year ended 12-31-2015	22.96	-2.88	582		1.13		-0.60		1.15		-0.62		25
Year ended 12-31-2014	25.02	2.91	586		1.13		-0.51		1.15		-0.53		29
Year ended 12-31-2013	26.58	56.39	570		1.14		-0.49		1.16		-0.51		51

Small Cap Core
Class II Shares
Year ended 12-31-2017	18.32	13.73	316		1.15		0.01		—		—		112
Year ended 12-31-2016	18.34	28.88	348		1.16		0.08		—		—		182
Year ended 12-31-2015	15.66	-5.58	318		1.15		0.26		—		—		142
Year ended 12-31-2014	17.98	7.05	354		1.15		-0.10		—		—		81
Year ended 12-31-2013	19.90	33.53	289		1.16		-0.09		—		—		54

Small Cap Growth
Class II Shares
Year ended 12-31-2017	11.63	23.12	377		1.15		-0.69		1.17		-0.71		55
Year ended 12-31-2016	9.69	2.92	426		1.14		-0.79		1.16		-0.81		107
Year ended 12-31-2015	10.60	1.88	430		1.13		-0.76		1.15		-0.78		102
Year ended 12-31-2014	12.15	1.59	426		1.14		-0.80		1.16		-0.82		85
Year ended 12-31-2013	13.76	43.36	560		1.14		-0.84		1.16		-0.86		74

Value
Class II Shares
Year ended 12-31-2017	6.44	12.49	432		1.00		1.74		—		—		67
Year ended 12-31-2016	5.93	11.14	379		1.02		1.38		1.03		1.37		54
Year ended 12-31-2015	6.15	-3.91	384		0.99		0.91		1.00		0.90		74
Year ended 12-31-2014	7.39	10.94	416		1.00		0.72		1.01		0.71		76
Year ended 12-31-2013	7.82	35.34	372		1.00		0.76		1.01		0.75		63

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	199

NOTES TO FINANCIAL STATEMENTS	IVY VIP

DECEMBER 31, 2017

1. ORGANIZATION

Ivy Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is divided into 29 series (each a “Portfolio”). Effective April 28, 2017, Global Natural Resources, Real Estate Securities and Small Cap Value changed names to Natural Resources, Advantus Real Estate Securities and Small Cap Core, respectively. The assets belonging to each Portfolio, except Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (collectively, the “Pathfinder Portfolios”) and Pathfinder Moderate — Managed Volatility, Pathfinder Moderately Aggressive — Managed Volatility and Pathfinder Moderately Conservative — Managed Volatility (collectively, the “Managed Volatility Portfolios”), are held separately by the custodian. The assets belonging to each Pathfinder Portfolio and Managed Volatility Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser is Ivy Investment Management Company (“IICO”).

Each Portfolio offers Class II shares. Asset Strategy, Energy, High Income, Micro Cap Growth, Mid Cap Growth and Science and Technology also offer Class I shares. All classes of shares have identical rights and voting privileges with respect to the Portfolio in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share (“NAV”) may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class II shares have a distribution and service plan. Class I shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the

200	ANNUAL REPORT	2017

relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Portfolio will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Portfolios’ Statement of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Portfolios may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of

2017	ANNUAL REPORT	201

one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Portfolio purchases a participation of a loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Portfolio generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s NAV to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Portfolio’s investment subadviser, as applicable, consider advantageous. The Portfolio maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

202	ANNUAL REPORT	2017

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Portfolio calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Government Money Market are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Portfolios (with the exception of Government Money Market) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Portfolio’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Portfolio uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Portfolio may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or

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unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•	Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over the counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

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Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of December 31, 2017, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

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4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Portfolio, other than Government Money Market and the Pathfinder Portfolios, may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Portfolio related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Asset Strategy, Core Equity, Global Bond, High Income, International Core Equity and Natural Resources enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Each Portfolio, other than Government Money Market and the Pathfinder Portfolios, may engage in buying and selling futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Pathfinder Moderate — Managed Volatility, Pathfinder Moderately Aggressive — Managed Volatility and Pathfinder Moderately Conservative — Managed Volatility invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Portfolio has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying instrument. With written options, there may be times when a Portfolio will be required to purchase or sell instruments to meet its obligation under the option contract where the required

206	ANNUAL REPORT	2017

action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Asset Strategy, International Core Equity, Mid Cap Growth, Science and Technology, Small Cap Growth and Value purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Each Portfolio, other than Government Money Market and the Pathfinder Portfolios, may invest in swap agreements. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Portfolio are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Total return swaps involve a commitment to pay or receive periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Asset Strategy, Small Cap Growth and Value enter into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Portfolio enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Portfolio may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Portfolio may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Portfolio and each of its counterparties. The CSA allows the Portfolio and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Portfolio’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

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Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of December 31, 2017:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Asset Strategy
Investments in unaffiliated securities at value*	$48	$—	$48	$(43)	$—	$—	$5
High Income
Unrealized appreciation on forward foreign currency contracts(1)	$404	$—	$404	$(21)	$—	$(313)	$70
Mid Cap Growth
Investments in unaffiliated securities at value*	$61	$—	$61	$(3)	$—	$—	$58
Natural Resources
Unrealized appreciation on forward foreign currency contracts(1)	$53	$—	$53	$(53)	$—	$—	$—
Small Cap Growth
Swap agreements, at value	$351	$—	$351	$—	$(339)	$—	$12

* Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

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Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Asset Strategy
Swap agreements, at value	$537	$—	$537	$—	$(259)	$—	$278
Written options at value	43	—	43	(43)	—	—	—
Total	$580	$—	$580	$(43)	$(259)	$—	$278
Core Equity
Unrealized depreciation on forward foreign currency contracts	$306	$—	$306	$—	$—	$—	$306
High Income
Unrealized depreciation on forward foreign currency contracts(1)	$21	$—	$21	$(21)	$—	$—	$—
International Core Equity
Unrealized depreciation on forward foreign currency contracts(1)	$474	$—	$474	$—	$(334)	$—	$140
Mid Cap Growth
Written options at value	$123	$—	$123	$(3)	$—	$—	$120
Natural Resources
Unrealized depreciation on forward foreign currency contracts(1)	$197	$—	$197	$(53)	$—	$—	$144
Value
Swap agreements, at value	$19	$—	$19	$—	$—	$—	$19

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

2017	ANNUAL REPORT	209

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2017:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Pathfinder Moderately Aggressive — Managed Volatility	Equity		$—	Unrealized depreciation on futures contracts*	$5
Pathfinder Moderately Conservative – Managed Volatility	Equity		—	Unrealized depreciation on futures contracts*	5
Asset Strategy	Equity	Investments in unaffiliated securities at value**	48	Swap agreements, at value	537
			—	Written options at value	43
Core Equity	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	306
High Income	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	20
Mid Cap Growth	Equity	Investments in unaffiliated securities at value**	61	Written options at value	123
Natural Resources	Foreign currency	Unrealized appreciation on forward foreign currency contracts	1	Unrealized depreciation on forward foreign currency contracts	197
Small Cap Growth	Equity	Swap agreements, at value	351		—
Value	Equity		—	Swap agreements, at value	19

*The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2017.

**Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended December 31, 2017:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$—	$—	$(1,387)	$—	$—	$(1,387)
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	(243)	—	—	(243)
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	(308)	—	—	(308)
Asset Strategy	Equity	(418)	3,635	—	591	—	3,808
	Foreign currency	—	—	—	—	(282)	(282)
Global Bond	Foreign currency	—	—	—	—	(9)	(9)
High Income	Foreign currency	—	—	—	—	(372)	(372)
International Core Equity	Foreign currency	—	—	—	—	920	920
Mid Cap Growth	Equity	(1,498)	—	—	527	—	(971)
Natural Resources	Foreign currency	—	—	—	—	(920)	(920)
Science and Technology	Equity	456	—	—	417	—	873
Small Cap Growth	Equity	(353)	3,499	—	(13)	—	3,133
Value	Equity	—	1,483	—	293	—	1,776

*Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

210	ANNUAL REPORT	2017

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended December 31, 2017:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$—	$—	$184	$—	$—	$184
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	17	—	—	17
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	28	—	—	28
Asset Strategy	Equity	(232)	(617)	—	90	—	(759)
	Foreign currency	—	—	—	—	(168)	(168)
Core Equity	Foreign currency	—	—	—	—	(306)	(306)
Global Bond	Foreign currency	—	—	—	—	(1)	(1)
High Income	Foreign currency	—	—	—	—	(10)	(10)
International Core Equity	Foreign currency	—	—	—	—	(688)	(688)
Mid Cap Growth	Equity	(53)	—	—	(39)	—	(92)
Natural Resources	Foreign currency	—	—	—	—	(245)	(245)
Small Cap Growth	Equity	—	1,296	—	—	—	1,296
Value	Equity	—	(19)	—	(68)	—	(87)

*Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended December 31, 2017, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Pathfinder Moderate – Managed Volatility	$—	$—	$8,918	$—	$—	$—
Pathfinder Moderately Aggressive – Managed Volatility	—	—	1,473	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	—	—	1,839	—	—	—
Asset Strategy	6	—	—	16,014	118	64
Core Equity	44	—	—	—	—	—
Global Bond	1	—	—	—	—	—
High Income	18	—	—	—	—	—
International Core Equity	35	—	—	—	—	1
Mid Cap Growth	—	—	—	—	193	106
Natural Resources	93	—	—	—	—	—
Science and Technology	—	—	—	—	60	44
Small Cap Growth	—	—	—	12,054	1	4
Value	—	—	—	5,226	—	89

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

2017	ANNUAL REPORT	211

5. BASIS FOR CONSOLIDATION OF THE ASSET STRATEGY PORTFOLIO

Ivy VIP ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Ivy VIP Asset Strategy Portfolio (referred to as “the Portfolio” in this subsection). VIP ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Portfolio. The Subsidiary and the Company act as an investment vehicle for the Portfolio, in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and SAI.

The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Portfolio, its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of December 31, 2017 of the Subsidiary and the Company to the Portfolio (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary/ Company Net Assets	Percentage of Portfolio Net Assets
Ivy VIP ASF II, Ltd.	1-31-13	4-10-13	$935,906	$46,209	4.94%
VIP ASF III (SBP), LLC	4-9-13	4-23-13	935,906	966	0.10

6. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed, Inc. (“W&R”), serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio, except the Pathfinder Portfolios, at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Advantus Real Estate Securities	0.900%	0.900%	0.870%	0.870%	0.840%	0.800%
Asset Strategy	0.700	0.700	0.650	0.650	0.600	0.550
Balanced	0.700	0.700	0.650	0.650	0.600	0.550
Bond	0.525	0.500	0.450	0.400	0.400	0.400
Core Equity	0.700	0.700	0.650	0.650	0.600	0.550
Dividend Opportunities	0.700	0.700	0.650	0.650	0.600	0.550
Energy	0.850	0.850	0.830	0.830	0.800	0.760
Global Bond	0.625	0.600	0.550	0.500	0.500	0.500
Global Growth	0.850	0.850	0.830	0.830	0.800	0.760
Government Money Market(1)	0.350	0.350	0.300	0.300	0.300	0.300
Growth	0.700	0.700	0.650	0.650	0.600	0.550
High Income	0.625	0.600	0.550	0.500	0.500	0.500
International Core Equity	0.850	0.850	0.830	0.830	0.800	0.760
Limited-Term Bond	0.500	0.450	0.400	0.350	0.350	0.350
Micro Cap Growth	0.950	0.950	0.930	0.930	0.900	0.860
Mid Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Natural Resources	1.000	0.850	0.830	0.830	0.800	0.760
Science and Technology	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Core	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Value	0.700	0.700	0.650	0.650	0.600	0.550

(1)	Management fee annual rates effective April 28, 2017. Prior to April 28, 2017, Government Money Market paid a management fee at the annual rate of 0.400% on all net assets.

212	ANNUAL REPORT	2017

Each Managed Volatility Portfolio pays a management fee to IICO for providing investment advice and supervising its investments at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	Over $1,000M
Pathfinder Moderate – Managed Volatility	0.200%	0.170%	0.150%
Pathfinder Moderately Aggressive – Managed Volatility	0.200	0.170	0.150
Pathfinder Moderately Conservative – Managed Volatility	0.200	0.170	0.150

IICO uses all of the management fee it receives from the Managed Volatility Portfolios to pay Advantus Capital Management Inc. (“Advantus Capital”). Accordingly, Advantus Capital receives a fee based on the average daily net assets of the Managed Volatility Portfolios.

The Pathfinder Portfolios pay no management fees; however, IICO receives management fees from the underlying funds.

IICO has agreed to waive a Portfolio’s investment management fee on any Portfolio, except the Pathfinder Portfolios and Managed Volatility Portfolios, that is not subadvised on any day that the Portfolio’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Portfolios:

Advantus Capital serves as subadvisor to Advantus Real Estate Securities and the Managed Volatility Portfolios. The subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of IICO and the Board of Trustees. IICO pays all applicable costs of the subadvisor.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (“WRSCO”), doing business as WI Services Company (“WISC”), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio (excluding Pathfinder Portfolios and Managed Volatility Portfolios) pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Under the Accounting Services Agreement, each Pathfinder Portfolio and Managed Volatility Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.75	$11.55	$17.75	$24.20	$31.60	$41.25	$48.15	$60.80	$74.25

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Class II. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio, except Government Money Market, the Pathfinder Portfolios and the Managed Volatility Portfolios, may pay a service fee to W&R for Class II shares in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

Expense Reimbursements and/or Waivers. IICO, the Portfolios’ investment manager, IDI, the Portfolios’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Portfolios’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund

2017	ANNUAL REPORT	213

operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Portfolio and class expense limitations and related waivers/reimbursements for the year ended December 31, 2017 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Advantus Real Estate Securities	Class II	Contractual	12-3-2012	4-30-2018	N/A	$41	(1)	Investment Management Fee
Asset Strategy	Class I	Contractual	4-28-2017	4-30-2018	Class II less 0.25%	$—		N/A
Core Equity	Class II	Contractual	10-1-2016	4-30-2018	0.95%	$216		12b-1 Fees and/or Shareholder Servicing
Energy	Class I	Contractual	4-28-2017	4-30-2018	Class II less 0.25%	$—		N/A
Global Bond	Class II	Voluntary	N/A	N/A	N/A	$143	(2)	Investment Management Fee
Global Growth	Class II	Contractual	10-1-2016	4-30-2018	1.13%	$126		12b-1 Fees and/or Shareholder Servicing
Government Money Market	Class II	Voluntary	N/A	NA	Reimbursement	$28		Investment Management Fee and/or Shareholder Servicing
High Income	Class I	Contractual	4-28-2017	4-30-2018	Class II less 0.25%	$—		N/A
Micro Cap Growth	Class I	Contractual	4-28-2017	4-30-2018	Class II less 0.25%	$—		N/A
Mid Cap Growth	All Classes	Contractual	4-28-2017	4-30-2018	N/A	$275	(3)	Investment Management Fee
	Class I	Contractual	4-28-2017	4-30-2018	0.85%	$1		Shareholder Servicing
	Class I	Contractual	4-28-2017	4-30-2018	Class II less 0.25%	$—		N/A
	Class II	Contractual	5-1-2012	4-30-2018	1.10%	$22		12b-1 Fees and/or Shareholder Servicing
Science and Technology	Class I	Contractual	4-28-2017	4-30-2018	Class II less 0.25%	$—		N/A
Small Cap Growth	Class II	Contractual	10-1-2016	4-30-2018	1.14%	$70		12b-1 Fees and/or Shareholder Servicing

(1)	The Portfolio’s investment management fee is being reduced by 0.09% of average daily net assets until April 30, 2018.
(2)	For Portfolios managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a portfolio’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.
(3)	Due to Class I and/or Class II contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2017 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

214	ANNUAL REPORT	2017

7. RELATED PARTY TRANSACTIONS

Certain Portfolios are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees or common officers, complies with Rule 17a-7 under the Act. Further, as defined under such procedures, each transaction is effected at the current market price. During the year ended December 31, 2017, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Portfolio	Purchases	Sales
Balanced	$—	$42
Bond	—	14,796
Global Growth	—	1,176
High Income	33,147	1,108
International Core Equity	413	3,008
Limited-Term Bond	3,039	—
Small Cap Growth	—	5,356

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2017.

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2017 follows:

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Aggressive
Ivy VIP Bond, Class II	713	$2,908	$809	$21	$75	1,103	$5,904	$52
Ivy VIP Dividend Opportunities, Class II	N/A	1,143	36	1	—	133	1,139	32
Ivy VIP Global Growth, Class II	1,118	474	2,433	308	5	899	8,870	1,720
Ivy VIP Growth, Class II	1,428	1,764	3,958	1,598	38	1,223	14,790	2,276
Ivy VIP High Income, Class II	N/A	1,882	1,882	1	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	3,395	1,706	10	103	459	1,674	(16)
Ivy VIP International Core Equity, Class II	833	1,243	2,723	330	180	725	13,476	2,207
Ivy VIP Limited-Term Bond, Class II	881	626	7,490	(5)	67	717	3,500	(3)
Ivy VIP Mid Cap Growth, Class II	784	32	880	184	—	N/A	N/A	60
Ivy VIP Mid Cap Growth, Class I	N/A	6,958	1,398	604	—	550	6,399	839
Ivy VIP Small Cap Core, Class II	400	1,033	2,529	287	739	309	5,655	(192)
Ivy VIP Small Cap Growth, Class II	759	336	3,111	331	—	486	5,649	1,076
Ivy VIP Value, Class II	1,241	1,470	1,751	120	114	1,197	7,709	639

				$3,790	$1,321		$74,765	$8,690

2017	ANNUAL REPORT	215

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Conservative
Ivy VIP Bond, Class II	1,090	$11,592	$1,622	$43	$136	2,953	$15,811	$102
Ivy VIP Dividend Opportunities, Class II	1,888	1,114	5,495	953	170	1,285	11,024	709
Ivy VIP Global Growth, Class II	558	298	1,310	238	2	435	4,294	758
Ivy VIP Government Money Market, Class II	34,266	2,618	15,438	—	164	21,446	21,446	—
Ivy VIP Growth, Class II	1,419	1,936	4,694	1,676	37	1,155	13,962	2,098
Ivy VIP High Income, Class II	N/A	1,701	1,701	1	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	3,788	2,425	12	93	371	1,350	(13)
Ivy VIP International Core Equity, Class II	393	901	1,450	157	84	351	6,523	1,052
Ivy VIP Limited-Term Bond, Class II	3,688	6,679	4,332	13	277	4,167	20,334	(46)
Ivy VIP Mid Cap Growth, Class II	360	36	3,733	15	—	N/A	N/A	303
Ivy VIP Mid Cap Growth, Class I	N/A	3,638	1,173	216	—	235	2,733	267
Ivy VIP Small Cap Core, Class II	122	1,521	1,043	111	234	149	2,737	14
Ivy VIP Small Cap Growth, Class II	580	304	4,063	65	—	235	2,734	873
Ivy VIP Value, Class II	759	1,948	1,825	28	56	782	5,036	416

				$3,528	$1,253		$107,984	$6,533

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Moderate
Ivy VIP Bond, Class II	8,256	$42,254	$6,285	$219	$979	14,973	$80,162	$716
Ivy VIP Dividend Opportunities, Class II	16,500	9,700	13,626	8,269	1,672	15,576	133,664	9,110
Ivy VIP Global Growth, Class II	8,726	2,183	16,640	3,217	37	7,036	69,428	12,811
Ivy VIP Government Money Market, Class II	129,802	7,701	50,817	—	645	86,686	86,686	—
Ivy VIP Growth, Class II	11,578	11,876	42,998	14,136	315	8,616	104,187	16,013
Ivy VIP High Income, Class II	N/A	17,568	17,568	1	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	34,306	18,882	105	970	4,193	15,282	(141)
Ivy VIP International Core Equity, Class II	6,246	7,341	15,019	1,828	1,379	5,676	105,472	17,586
Ivy VIP Limited-Term Bond, Class II	19,071	46,569	18,414	46	1,485	24,824	121,132	(272)
Ivy VIP Mid Cap Growth, Class II	3,633	76	36,255	198	—	N/A	N/A	1,897
Ivy VIP Mid Cap Growth, Class I	N/A	38,638	7,385	2,656	—	3,039	35,343	4,090
Ivy VIP Small Cap Core, Class II	2,319	8,803	15,087	2,047	3,671	1,933	35,398	(855)
Ivy VIP Small Cap Growth, Class II	6,152	1,584	33,004	3,446	—	3,041	35,362	7,180
Ivy VIP Value, Class II	7,186	20,295	12,379	899	582	8,428	54,265	3,762

				$37,067	$11,735		$876,381	$71,897

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Moderately Aggressive
Ivy VIP Bond, Class II	9,796	$40,494	$7,208	$251	$1,109	16,003	$85,679	$807
Ivy VIP Dividend Opportunities, Class II	19,578	13,345	16,833	9,480	1,985	18,667	160,181	11,226
Ivy VIP Global Growth, Class II	13,178	3,138	25,500	5,231	55	10,540	103,999	19,032
Ivy VIP Government Money Market, Class II	51,342	7,172	6,572	—	303	51,942	51,942	—
Ivy VIP Growth, Class II	13,738	25,381	36,775	16,175	375	12,477	150,869	20,716
Ivy VIP High Income, Class II	N/A	23,494	23,494	2	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	43,790	22,667	134	1,296	5,743	20,930	(194)
Ivy VIP International Core Equity, Class II	9,264	12,396	22,109	2,804	2,045	8,502	157,990	25,968
Ivy VIP Limited-Term Bond, Class II	22,628	11,668	20,965	45	1,762	20,718	101,096	(249)
Ivy VIP Mid Cap Growth, Class II	5,388	33	52,640	1,022	—	N/A	N/A	1,761
Ivy VIP Mid Cap Growth, Class I	N/A	50,977	9,207	3,462	—	4,097	47,649	5,879
Ivy VIP Small Cap Core, Class II	4,402	9,393	38,600	3,776	8,169	2,605	47,723	(3,826)
Ivy VIP Small Cap Growth, Class II	8,343	2,038	44,680	4,884	—	4,100	47,675	9,496
Ivy VIP Value, Class II	8,527	35,938	16,050	1,018	691	11,783	75,871	5,452

				$48,284	$17,790		$1,051,604	$96,068

216	ANNUAL REPORT	2017

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Moderately Conservative
Ivy VIP Bond, Class II	2,495	$19,055	$2,620	$78	$302	5,563	$29,784	$213
Ivy VIP Dividend Opportunities, Class II	4,321	1,646	11,020	2,567	394	2,974	25,523	1,253
Ivy VIP Global Growth, Class II	1,918	515	4,054	603	8	1,511	14,913	2,835
Ivy VIP Government Money Market, Class II	52,294	2,973	18,026	—	262	37,241	37,241	—
Ivy VIP Growth, Class II	3,498	3,613	10,079	4,108	93	2,879	34,813	5,234
Ivy VIP High Income, Class II	N/A	4,568	4,568	— *	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	9,332	5,546	27	250	1,029	3,752	(35)
Ivy VIP International Core Equity, Class II	1,415	1,592	4,397	511	305	1,219	22,656	3,804
Ivy VIP Limited-Term Bond, Class II	8,443	14,370	14,656	24	642	8,379	40,888	(107)
Ivy VIP Mid Cap Growth, Class II	1,098	49	11,097	61	—	N/A	N/A	689
Ivy VIP Mid Cap Growth, Class I	N/A	10,736	2,837	761	—	762	8,857	958
Ivy VIP Small Cap Core, Class II	420	3,794	2,656	321	812	484	8,872	21
Ivy VIP Small Cap Growth, Class II	1,593	439	9,072	639	—	762	8,862	2,058
Ivy VIP Value, Class II	2,171	4,496	4,271	130	172	2,213	14,248	1,154

				$9,830	$3,240		$250,409	$18,077

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Moderate – Managed Volatility
Ivy VIP Bond, Class II	4,759	$27,666	$—	$69	$586	9,942	$53,227	$500
Ivy VIP Dividend Opportunities, Class II	9,511	7,475	878	2,695	1,001	10,339	88,719	8,060
Ivy VIP Global Growth, Class II	5,030	2,211	5,176	1,619	22	4,672	46,104	8,100
Ivy VIP Government Money Market, Class II	74,822	5,935	23,199	—	399	57,557	57,557	—
Ivy VIP Growth, Class II	6,674	8,504	17,730	8,646	189	5,721	69,182	9,641
Ivy VIP High Income, Class II	N/A	20,757	20,757	—	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	21,065	10,826	85	581	2,784	10,147	(93)
Ivy VIP International Core Equity, Class II	3,600	5,898	2,308	428	826	3,769	70,033	11,358
Ivy VIP Limited-Term Bond, Class II	10,993	30,239	3,397	7	889	16,483	80,431	(161)
Ivy VIP Mid Cap Growth, Class II	2,094	98	21,113	59	—	N/A	N/A	1,252
Ivy VIP Mid Cap Growth, Class I	N/A	23,614	2,856	1,417	—	2,017	23,461	2,704
Ivy VIP Small Cap Core, Class II	1,337	5,823	6,440	1,235	2,198	1,283	23,495	(409)
Ivy VIP Small Cap Growth, Class II	3,547	1,497	16,471	2,378	—	2,019	23,477	4,093
Ivy VIP Value, Class II	4,143	13,506	4,085	885	349	5,593	36,010	2,039

				$19,523	$7,040		$581,843	$47,084

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Moderately Aggressive – Managed Volatility
Ivy VIP Bond, Class II	726	$3,528	$38	$11	$88	1,379	$7,383	$72
Ivy VIP Dividend Opportunities, Class II	1,450	1,467	206	432	157	1,608	13,798	1,247
Ivy VIP Global Growth, Class II	976	541	1,077	373	4	908	8,962	1,549
Ivy VIP Government Money Market, Class II	3,803	710	37	—	25	4,476	4,476	—
Ivy VIP Growth, Class II	1,018	2,463	1,629	1,247	30	1,075	13,000	1,682
Ivy VIP High Income, Class II	N/A	3,601	3,601	—	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	3,524	1,704	14	102	495	1,803	(17)
Ivy VIP International Core Equity, Class II	686	1,420	488	93	161	733	13,614	2,182
Ivy VIP Limited-Term Bond, Class II	1,676	1,215	679	1	139	1,785	8,711	(21)
Ivy VIP Mid Cap Growth, Class II	399	52	4,125	50	—	N/A	N/A	306
Ivy VIP Mid Cap Growth, Class I	N/A	4,204	502	214	—	353	4,105	403
Ivy VIP Small Cap Core, Class II	326	954	2,616	222	645	224	4,111	(209)
Ivy VIP Small Cap Growth, Class II	618	373	3,079	317	—	353	4,108	826
Ivy VIP Value, Class II	632	3,059	681	119	54	1,015	6,534	413

				$3,093	$1,405		$90,605	$8,433

2017	ANNUAL REPORT	217

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Pathfinder Moderately Conservative – Managed Volatility
Ivy VIP Bond, Class II	634	$5,326	$136	$10	$79	1,606	$8,597	$66
Ivy VIP Dividend Opportunities, Class II	1,099	439	2,219	445	103	858	7,364	589
Ivy VIP Global Growth, Class II	488	138	556	163	2	436	4,305	752
Ivy VIP Government Money Market, Class II	13,298	801	3,350	—	71	10,749	10,749	—
Ivy VIP Growth, Class II	890	951	1,472	1,091	24	831	10,049	1,402
Ivy VIP High Income, Class II	N/A	2,334	2,334	—	—	N/A	N/A	—
Ivy VIP High Income, Class I	N/A	2,473	1,380	9	65	297	1,083	(10)
Ivy VIP International Core Equity, Class II	360	440	471	84	80	352	6,539	1,063
Ivy VIP Limited-Term Bond, Class II	2,147	3,912	2,578	4	168	2,419	11,802	(30)
Ivy VIP Mid Cap Growth, Class II	279	17	2,825	18	—	N/A	N/A	173
Ivy VIP Mid Cap Growth, Class I	N/A	2,775	500	191	—	220	2,556	281
Ivy VIP Small Cap Core, Class II	107	1,017	436	86	212	140	2,560	18
Ivy VIP Small Cap Growth, Class II	405	118	1,958	249	—	220	2,558	472
Ivy VIP Value, Class II	552	1,266	650	130	45	638	4,110	222

				$2,480	$849		$72,272	$4,998

Portfolio	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/ (Loss)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Depreciation
High Income
Larchmont Resources LLC(2)	1	$—	$—	$—	$—	1	$335	$(5)

	12-31-16 Principal Balance				Interest Received	12-31-17 Principal Balance		Net Change in Unrealized Appreciation
Larchmont Resources LLC (10.530% Cash or 10.530% PIK), 10.530%, 8-7-20	$800	$63	$—	$—	$18	$863	$850	$20

*	Not shown due to rounding.
(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.
(2)	No dividends were paid during the preceding 12 months.

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2017, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Pathfinder Aggressive	$—	$14,804	$—	$24,367
Pathfinder Conservative	—	32,965	—	46,499
Pathfinder Moderate	—	196,734	—	268,060
Pathfinder Moderately Aggressive	—	209,958	—	295,541
Pathfinder Moderately Conservative	—	62,252	—	94,060
Pathfinder Moderate – Managed Volatility	—	143,102	—	110,872
Pathfinder Moderately Aggressive – Managed Volatility	—	21,583	—	15,917
Pathfinder Moderately Conservative – Managed Volatility	—	18,147	—	17,985
Advantus Real Estate Securities	—	32,528	—	38,722
Asset Strategy	9,198	294,640	1,967	393,037
Balanced	9,414	155,195	6,135	173,969
Bond	63,520	353,795	168,108	111,205
Core Equity	—	331,302	—	379,448
Dividend Opportunities	—	172,273	—	221,809
Energy	—	39,796	—	36,683

218	ANNUAL REPORT	2017

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Global Bond	$5,295	$6,660	$2,842	$7,860
Global Growth	—	224,379	—	310,788
Government Money Market	—	—	—	—
Growth	—	352,347	—	522,154
High Income	—	554,724	—	427,770
International Core Equity	—	455,359	—	498,026
Limited-Term Bond	27,319	228,710	70,994	141,672
Micro Cap Growth	—	25,034	—	23,379
Mid Cap Growth	—	164,702	—	222,465
Natural Resources	—	55,060	—	68,155
Science and Technology	—	153,060	—	172,674
Small Cap Core	—	370,155	—	443,879
Small Cap Growth	—	217,336	6,054	346,700
Value	—	257,353	—	243,709

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Pathfinder Aggressive				Pathfinder Conservative
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	635	$3,112	759	$3,513	1,056	$5,265	2,147	$10,506
Shares issued in reinvestment of distributions to shareholders:
Class II	1,290	5,994	2,081	8,942	1,111	5,402	1,785	8,374
Shares redeemed:
Class II	(3,206)	(15,761)	(3,745)	(17,322)	(4,355)	(21,862)	(3,412)	(16,831)

Net increase (decrease)	(1,281)	$(6,655)	(905)	$(4,867)	(2,188)	$(11,195)	520	$2,049

	Pathfinder Moderate				Pathfinder Moderately Aggressive
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	898	$4,660	1,862	$9,418	1,200	$6,378	1,473	$7,586
Shares issued in reinvestment of distributions to shareholders:
Class II	10,958	54,504	16,894	79,617	14,017	71,450	22,396	106,876
Shares redeemed:
Class II	(20,810)	(108,172)	(14,455)	(72,020)	(25,350)	(135,596)	(16,989)	(86,779)

Net increase (decrease)	(8,954)	$(49,008)	4,301	$17,015	(10,133)	$(57,768)	6,880	$27,683

2017	ANNUAL REPORT	219

	Pathfinder Moderately Conservative				Pathfinder Moderate – Managed Volatility
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	356	$1,832	1,086	$5,387	7,845	$43,358	23,992	$124,080
Shares issued in reinvestment of distributions to shareholders:
Class II	2,884	14,287	4,770	22,580	3,224	17,259	3,573	17,902
Shares redeemed:
Class II	(8,287)	(42,582)	(4,799)	(23,926)	(4,810)	(26,453)	(3,748)	(19,400)

Net increase (decrease)	(5,047)	$(26,463)	1,057	$4,041	6,259	$34,164	23,817	$122,582

	Pathfinder Moderately Aggressive – Managed Volatility				Pathfinder Moderately Conservative – Managed Volatility
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	2,023	$10,772	3,206	$16,035	981	$5,224	3,824	$19,320
Shares issued in reinvestment of distributions to shareholders:
Class II	550	2,851	846	4,044	340	1,769	439	2,159
Shares redeemed:
Class II	(1,586)	(8,514)	(1,442)	(7,217)	(1,145)	(6,078)	(1,371)	(6,949)

Net increase	987	$5,109	2,610	$12,862	176	$915	2,892	$14,530

	Advantus Real Estate Securities				Asset Strategy
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	N/A	N/A	N/A	N/A	29	$249	N/A	N/A
Class II	664	$5,272	1,205	$10,470	2,831	24,438	5,629	45,205
Shares issued in reinvestment of distributions to shareholders:
Class I	N/A	N/A	N/A	N/A	— *	4	N/A	N/A
Class II	857	6,215	594	4,876	1,579	14,367	806	6,389
Shares redeemed:
Class I	N/A	N/A	N/A	N/A	—	—	N/A	N/A
Class II	(1,660)	(13,140)	(1,267)	(10,947)	(23,120)	(200,265)	(40,578)	(326,457)

Net increase (decrease)	(139)	$(1,653)	532	$4,399	(18,681)	$(161,207)	(34,143)	$(274,863)

* Not shown due to rounding.

220	ANNUAL REPORT	2017

	Balanced				Bond
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	1,784	$13,737	2,781	$21,795	30,632	$163,526	32,481	$170,660
Shares issued in reinvestment of distributions to shareholders:
Class II	2,160	15,972	8,348	59,724	1,856	9,800	1,396	7,335
Shares redeemed:
Class II	(6,669)	(51,187)	(6,576)	(51,056)	(9,177)	(48,842)	(8,739)	(46,576)

Net increase (decrease)	(2,725)	$(21,478)	4,553	$30,463	23,311	$124,484	25,138	$131,419

	Core Equity				Dividend Opportunities
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	594	$6,694	1,042	$11,235	2,410	$19,445	5,081	$38,180
Shares issued in reinvestment of distributions to shareholders:
Class II	1,802	19,178	5,295	53,822	3,075	23,553	4,735	34,387
Shares redeemed:
Class II	(5,559)	(63,308)	(5,630)	(60,670)	(9,452)	(76,467)	(10,229)	(77,817)

Net increase (decrease)	(3,163)	$(37,436)	707	$4,387	(3,967)	$(33,469)	(413)	$(5,250)

	Energy				Global Bond
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	43	$250	N/A	N/A	N/A	N/A	N/A	N/A
Class II	6,707	38,703	11,367	64,632	929	$4,578	905	$4,350
Shares issued in reinvestment of distributions to shareholders:
Class I	— *	2	N/A	N/A	N/A	N/A	N/A	N/A
Class II	230	1,270	36	203	129	630	154	731
Shares redeemed:
Class I	—	—	N/A	N/A	N/A	N/A	N/A	N/A
Class II	(7,220)	(41,332)	(5,692)	(32,693)	(876)	(4,316)	(764)	(3,676)

Net increase (decrease)	(240)	$(1,107)	5,711	$32,142	182	$892	295	$1,405

* Not shown due to rounding.

2017	ANNUAL REPORT	221

	Global Growth				Government Money Market
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	811	$7,333	4,632	$37,345	54,205	$54,205	93,521	$93,521
Shares issued in reinvestment of distributions to shareholders:
Class II	1,319	11,573	1,910	15,259	1,954	1,954	699	699
Shares redeemed:
Class II	(9,326)	(85,939)	(14,793)	(122,033)	(152,969)	(152,969)	(219,699)	(219,699)

Net decrease	(7,196)	$(67,033)	(8,251)	$(69,429)	(96,810)	$(96,810)	(125,479)	$(125,479)

	Growth				High Income
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	N/A	N/A	N/A	N/A	32,570	$119,198	N/A	N/A
Class II	2,141	$24,866	3,987	$40,969	63,565	232,237	38,641	132,978
Shares issued in reinvestment of distributions to shareholders:
Class I	N/A	N/A	N/A	N/A	978	3,461	N/A	N/A
Class II	7,846	81,581	9,263	90,043	14,324	50,714	17,143	56,542
Shares redeemed:
Class I	N/A	N/A	N/A	N/A	(18,146)	(65,535)	N/A	N/A
Class II	(18,007)	(201,835)	(10,722)	(111,828)	(68,269)	(248,715)	(38,034)	(129,983)

Net increase (decrease)	(8,020)	$(95,388)	2,528	$19,184	25,022	$91,360	17,750	$59,537

	International Core Equity				Limited-Term Bond
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	2,462	$43,379	8,381	$125,962	23,779	$116,247	10,035	$49,390
Shares issued in reinvestment of distributions to shareholders:
Class II	640	10,926	1,129	16,095	1,288	6,273	1,180	5,755
Shares redeemed:
Class II	(6,296)	(107,670)	(4,852)	(71,820)	(15,069)	(73,677)	(9,502)	(46,773)

Net increase (decrease)	(3,194)	$(53,365)	4,658	$70,237	9,998	$48,843	1,713	$8,372

* Not shown due to rounding.

222	ANNUAL REPORT	2017

	Micro Cap Growth				Mid Cap Growth
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	17	$354	N/A	N/A	13,724	$141,656	N/A	N/A
Class II	605	12,937	331	6,257	2,996	31,343	7,009	63,137
Shares issued in reinvestment of distributions to shareholders:
Class I	— *	1	N/A	N/A	404	3,997	N/A	N/A
Class II	9	215	372	6,098	1,582	15,653	3,739	32,997
Shares redeemed:
Class I	— *	— *	N/A	N/A	(2,821)	(31,392)	N/A	N/A
Class II	(464)	(9,888)	(511)	(9,710)	(19,448)	(200,812)	(7,778)	(71,508)

Net increase (decrease)	167	$3,619	192	$2,645	(3,563)	$(39,555)	2,970	$24,626

	Natural Resources				Science and Technology
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	N/A	N/A	N/A	N/A	17	$430	N/A	N/A
Class II	4,910	$20,925	8,519	$34,004	3,393	87,491	2,503	52,402
Shares issued in reinvestment of distributions to shareholders:
Class I	N/A	N/A	N/A	N/A	1	16	N/A	N/A
Class II	43	179	225	875	2,024	50,952	1,068	20,982
Shares redeemed:
Class I	N/A	N/A	N/A	N/A	(1)	(29)	N/A	N/A
Class II	(8,593)	(37,090)	(7,831)	(31,345)	(4,615)	(117,781)	(5,907)	(124,077)

Net increase (decrease)	(3,640)	$(15,986)	913	$3,534	819	$21,079	(2,336)	$(50,693)

	Small Cap Core				Small Cap Growth
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	1,738	$30,054	1,412	$23,322	1,483	$15,659	4,709	$45,243
Shares issued in reinvestment of distributions to shareholders:
Class II	2,444	39,265	1,981	29,736	1,060	10,680	5,356	45,145
Shares redeemed:
Class II	(5,943)	(105,330)	(4,695)	(78,394)	(14,095)	(150,763)	(6,616)	(62,768)

Net increase (decrease)	(1,761)	$(36,011)	(1,302)	$(25,336)	(11,552)	$(124,424)	3,449	$27,620

* Not shown due to rounding.

2017	ANNUAL REPORT	223

	Value
	Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	13,536	$82,603	3,630	$20,436
Shares issued in reinvestment of distributions to shareholders:
Class II	2,016	11,720	9,469	48,920
Shares redeemed:
Class II	(12,513)	(76,425)	(11,533)	(65,601)

Net increase	3,039	$17,898	1,566	$3,755

12.	COMMITMENTS

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statements of Operations. At December 31, 2017, there were no outstanding bridge loan commitments.

13.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2017 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Pathfinder Aggressive	$74,147	$2,275	$705	$1,570
Pathfinder Conservative	107,313	2,420	770	1,650
Pathfinder Moderate	838,051	44,072	4,834	39,238
Pathfinder Moderately Aggressive	997,205	58,668	2,959	55,709
Pathfinder Moderately Conservative	244,516	8,408	1,741	6,667
Pathfinder Moderate – Managed Volatility	581,344	21,002	2,588	18,414
Pathfinder Moderately Aggressive – Managed Volatility	90,351	2,557	590	1,967
Pathfinder Moderately Conservative – Managed Volatility	72,685	1,858	416	1,442
Advantus Real Estate Securities	42,902	2,218	1,923	295
Asset Strategy	833,527	151,456	44,268	107,188
Balanced	319,233	49,575	7,331	42,244
Bond	538,596	8,016	2,926	5,090
Core Equity	367,255	81,838	3,886	77,952
Dividend Opportunities	433,585	95,696	2,166	93,530
Energy	161,771	22,902	16,026	6,876
Global Bond	22,971	406	439	(33)
Global Growth	335,221	91,955	5,776	86,179
Government Money Market	316,241	—	—	—
Growth	608,311	281,856	7,121	274,735
High Income	960,152	22,009	48,360	(26,351)
International Core Equity	720,810	118,063	14,974	103,089
Limited-Term Bond	441,653	1,040	2,954	(1,914)
Micro Cap Growth	55,284	19,706	2,837	16,869
Mid Cap Growth	548,366	188,684	23,425	165,259
Natural Resources	127,389	14,566	9,805	4,761
Science and Technology	365,927	289,876	10,246	279,630
Small Cap Core	282,965	39,957	6,912	33,045
Small Cap Growth	298,639	83,337	5,379	77,958
Value	379,583	63,604	11,680	51,924

224	ANNUAL REPORT	2017

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year ended December 31, 2017 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Pathfinder Aggressive	$1,673	$3,390	$—	$—	$—
Pathfinder Conservative	1,746	2,970	—	—	—
Pathfinder Moderate	15,399	33,099	—	—	—
Pathfinder Moderately Aggressive	23,986	41,725	—	—	—
Pathfinder Moderately Conservative	4,181	8,769	—	—	—
Pathfinder Moderate – Managed Volatility	8,534	15,742	—	—	—
Pathfinder Moderately Aggressive – Managed Volatility	1,567	2,491	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	1,056	1,818	—	—	—
Advantus Real Estate Securities	1,196	2,117	—	—	—
Asset Strategy	1,212	—	—	—	—
Balanced	5,526	5,388	—	—	—
Bond	11,574	—	—	—	—
Core Equity	6,155	28,755	—	—	—
Dividend Opportunities	11,044	35,025	—	—	—
Energy	—	—	—	—	73
Global Bond	625	—	—	—	—
Global Growth	6,598	20,586	—	—	—
Government Money Market	47	—	—	—	—
Growth	965	99,013	—	—	—
High Income	59,413	—	—	—	—
International Core Equity	28,470	4,504	—	—	—
Limited-Term Bond	7,034	—	—	—	—
Micro Cap Growth	—	—	—	140	—
Mid Cap Growth	2,737	26,555	—	—	—
Natural Resources	—	—	—	—	66
Science and Technology	—	1,728	—	—	712
Small Cap Core	27,727	28,527	—	—	—
Small Cap Growth	17,190	42,526	—	—	—
Value	7,839	12,753	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Pathfinder Aggressive	$1,058	$4,936	$1,209	$7,733
Pathfinder Conservative	1,230	4,172	1,341	7,033
Pathfinder Moderate	9,628	44,876	11,309	68,308
Pathfinder Moderately Aggressive	13,001	58,449	16,506	90,370
Pathfinder Moderately Conservative	2,870	11,417	3,428	19,152
Pathfinder Moderate – Managed Volatility	2,508	14,751	2,612	15,290
Pathfinder Moderately Aggressive – Managed Volatility	388	2,463	624	3,420
Pathfinder Moderately Conservative – Managed Volatility	298	1,471	327	1,832
Advantus Real Estate Securities	687	5,528	516	4,360
Asset Strategy	14,371	—	6,389	—

2017	ANNUAL REPORT	225

	December 31, 2017		December 31, 2016
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Balanced	$5,768	$10,204	$10,433	$49,291
Bond	8,771	1,029	6,593	742
Core Equity	1,910	17,268	8,956	44,866
Dividend Opportunities	6,575	16,978	6,264	28,123
Energy	1,272	—	203	—
Global Bond	630	—	731	—
Global Growth	213	11,360	1,644	13,615
Government Money Market	2,151	—	699	—
Growth	2,229	79,352	5,166	84,877
High Income	54,175	—	56,542	—
International Core Equity	10,926	—	8,908	7,187
Limited-Term Bond	6,274	—	5,755	—
Micro Cap Growth	—	216	—	6,098
Mid Cap Growth	—	19,650	4,666	28,331
Natural Resources	179	—	875	—
Science and Technology	3,112	47,869	—	20,982
Small Cap Core	34,485	4,780	1,333	28,403
Small Cap Growth	—	10,680	—	45,145
Value	5,834	5,886	12,259	36,661

(1) Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Portfolio’s first fiscal year end subject to the Modernization Act was December 31, 2011. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable portfolios electing to be taxed as a regulated investment company during the period end December 31, 2017:

	Pre-Enactment	Post-Enactment
Portfolio	2018	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Pathfinder Aggressive	$—	$—	$—
Pathfinder Conservative	—	—	—
Pathfinder Moderate	—	—	—
Pathfinder Moderately Aggressive	—	—	—
Pathfinder Moderately Conservative	—	—	—
Pathfinder Moderate – Managed Volatility	—	—	—
Pathfinder Moderately Aggressive – Managed Volatility	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	—	—	—
Advantus Real Estate Securities	—	—	—
Asset Strategy	—	49,771	83
Balanced	—	—	—
Bond	—	—	—
Core Equity	—	—	—
Dividend Opportunities	—	—	—
Energy	432	8,261	11,486

226	ANNUAL REPORT	2017

	Pre-Enactment	Post-Enactment
Portfolio	2018	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Global Bond	$—	$285	$779
Global Growth	—	—	—
Government Money Market	—	—	—
Growth	—	—	—
High Income	—	—	47,552
International Core Equity	—	—	—
Limited-Term Bond	—	722	3,046
Micro Cap Growth	—	—	—
Mid Cap Growth	—	—	—
Natural Resources	—	4,747	40,126
Science and Technology	—	—	—
Small Cap Core	—	—	—
Small Cap Growth	—	—	—
Value	—	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies, partnership transactions, and expiring capital loss carryovers. At December 31, 2017, the following reclassifications were made:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital	Unrealized Appreciation
Pathfinder Aggressive	$—	$—	$—	$—
Pathfinder Conservative	—	—	—	—
Pathfinder Moderate	—	—	—	—
Pathfinder Moderately Aggressive	—	—	—	—
Pathfinder Moderately Conservative	—	—	—	—
Pathfinder Moderate – Managed Volatility	—	—	—	—
Pathfinder Moderately Aggressive – Managed Volatility	—	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	—	—	—	—
Advantus Real Estate Securities	—	—	—	—
Asset Strategy	(12,606)	29,905	(17,300)	1
Balanced	1,700	(1,700)	— *	—
Bond	579	(579)	—	—
Core Equity	(3)	3	—	—
Dividend Opportunities	618	(618)	— *	—
Energy	339	863	(1,202)	—
Global Bond	(80)	80	—	—
Global Growth	(44)	44	—	—
Government Money Market	—	—	—	—
Growth	—	—	—	—
High Income	(372)	372	— *	—
International Core Equity	406	(406)	—	—
Limited-Term Bond	334	(334)	—	—
Micro Cap Growth	646	(305)	(341)	—
Mid Cap Growth	1,660	(1,838)	178	—
Natural Resources	237	(236)	(1)	—
Science and Technology	2,318	(2,318)	—	—
Small Cap Core	(3)	3	— *	—
Small Cap Growth	3,515	(3,572)	50	7
Value	1,482	(1,482)	(2)	2

* Not shown due to rounding.

2017	ANNUAL REPORT	227

14.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, “Waddell & Reed”) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (the “SEC Order”), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC order, the $50 million in disgorgement and civil penalties, plus accrued interest (the “Fair Fund”), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at www.sec.gov.

228	ANNUAL REPORT	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY VIP

To the Shareholders and Board of Trustees of Ivy Variable Insurance Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy Variable Insurance Portfolios (the “Funds”), comprising the Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility, Ivy VIP Advantus Real Estate Securities (formerly, Ivy VIP Real Estate Securities), Ivy VIP Asset Strategy, Ivy VIP Balanced, Ivy VIP Bond, Ivy VIP Core Equity, Ivy VIP Dividend Opportunities, Ivy VIP Energy, Ivy VIP Global Bond, Ivy VIP Global Growth, Ivy VIP Government Money Market, Ivy VIP Growth, Ivy VIP High Income, Ivy VIP International Core Equity, Ivy VIP Limited-Term Bond, Ivy VIP Micro Cap Growth, Ivy VIP Mid Cap Growth, Ivy VIP Natural Resources (formerly, Ivy VIP Global Natural Resources), Ivy VIP Science and Technology, Ivy VIP Small Cap Core (formerly, Ivy VIP Small Cap Value), Ivy VIP Small Cap Growth, and Ivy VIP Value Portfolios, including the schedules of investments as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Ivy Variable Insurance Portfolios as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, agent banks, and brokers. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies advised by entities under common control of Waddell & Reed Financial Inc. since 1997.

2017	ANNUAL REPORT	229

INCOME TAX INFORMATION	IVY VIP

AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2017:

Dividends Received Deduction for Corporations
Pathfinder Aggressive	$377,636
Pathfinder Conservative	397,906
Pathfinder Moderate	3,969,652
Pathfinder Moderately Aggressive	4,871,949
Pathfinder Moderately Conservative	1,072,820
Pathfinder Moderate – Managed Volatility	1,987,804
Pathfinder Moderately Aggressive – Managed Volatility	319,320
Pathfinder Moderately Conservative – Managed Volatility	227,702
Advantus Real Estate Securities	—
Asset Strategy	9,838,065
Balanced	3,741,058
Bond	—
Core Equity	1,909,141
Dividend Opportunities	6,574,677
Energy	1,272,212
Global Bond	—
Global Growth	210,305
Government Money Market	—
Growth	2,228,973
High Income	—
International Core Equity	—
Limited-Term Bond	—
Micro Cap Growth	—
Mid Cap Growth	—
Natural Resources	179,020
Science and Technology	2,379,407
Small Cap Core	2,821,338
Small Cap Growth	—
Value	5,834,435

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$4,935,508
Pathfinder Conservative	4,171,969
Pathfinder Moderate	44,876,200
Pathfinder Moderately Aggressive	58,448,402
Pathfinder Moderately Conservative	11,416,490
Pathfinder Moderate – Managed Volatility	14,751,482
Pathfinder Moderately Aggressive – Managed Volatility	2,463,995
Pathfinder Moderately Conservative – Managed Volatility	1,470,683
Advantus Real Estate Securities	5,527,754	(1)
Asset Strategy	—
Balanced	10,203,877
Bond	1,029,194
Core Equity	17,268,384
Dividend Opportunities	16,978,406
Energy	—
Global Bond	—
Global Growth	11,360,156
Government Money Market	—
Growth	79,351,424
High Income	—
International Core Equity	—
Limited-Term Bond	—
Micro Cap Growth	215,904
Mid Cap Growth	19,649,674
Natural Resources	—
Science and Technology	47,868,614
Small Cap Core	4,780,411	(2)
Small Cap Growth	10,680,259
Value	5,885,728

(1	)Of this amount $184,543 is unrecaptured Section 1250 Gain.
(2)	Of this amount $62,286 is unrecaptured Section 1250 Gain.

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Pathfinder Aggressive	$25,535	$206,008
Pathfinder Conservative	11,865	95,723
Pathfinder Moderate	195,024	1,573,404
Pathfinder Moderately Aggressive	289,340	2,334,326
Pathfinder Moderately Conservative	43,143	348,065
Pathfinder Moderate – Managed Volatility	116,796	942,278
Pathfinder Moderately Aggressive – Managed Volatility	22,827	184,163
Pathfinder Moderately Conservative – Managed Volatility	11,265	90,880
International Core Equity	1,898,885	21,333,999

230	ANNUAL REPORT	2017

BOARD OF TRUSTEES AND OFFICERS	IVY VIP

Each of the individuals listed below serves as a trustee for the Trust (29 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, the Ivy Funds (51 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), Ivy NextShares (“NextShares”) (3 portfolios) and InvestEd Portfolios (“InvestEd”) (6 portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (the “SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested	Trustees

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2007 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial AgApplicator) (1982 to present).	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares; Trustee, InvestEd.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	1997	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares; Trustee, InvestEd.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2017 Fund Complex: 2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares; Trustee, InvestEd.
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2015	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to 2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Director, LSQ Manager, Inc. (real estate) (2007 to 2016); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee/Chairman, Ivy Funds; Trustee/Chairman, IVH; Trustee/Chairman, NextShares; Trustee, InvestEd.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2017 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares; Trustee, InvestEd.

2017	ANNUAL REPORT	231

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	1996	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextSharesTrustee, InvestEd.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2017 Fund Complex: 2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares; Trustee, InvestEd.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2017 Fund Complex: 1999	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares; Trustee, InvestEd.

Interested	Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Waddell & Reed, Inc. (“WRI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 1942	Trustee	1998	Chairman, WDR (January 2010 to 2016); CEO, WDR (2005 to 2016); President, CEO and Chairman, IICO (2002 to 2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to 2016); President of each of the funds in the Fund Complex (2001 to 2016).	Director, WDR, (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016), and WRI (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.

*Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

232	ANNUAL REPORT	2017

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Senior Vice President, WRI (2018 to present); Senior Vice President, Ivy Distributors, Inc. (“IDI”) (2018 to present); Secretary for each of the funds in the Fund Complex (2017 to present).
Wendy J. Hills 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2014	Senior Vice President, General Counsel and Chief Legal Officer of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Funds Complex (2014 to 2016; 2017 to present); Secretary for each of the funds in the Funds Complex (2016 to 2017).
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006 to 2017); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2010 to 2016); President of each of the funds in the Funds Complex (2016 to present).
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present); Vice President of each of the funds in the Fund Complex (2006 to present), and Vice President of WRIMCO and IICO (2006 to present).
Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President, WRI and IDI (2017 to present); Vice President of WRI and IDI (2010 to 2016).

*This is the date when the Officer first became an officer of one or more Predecessor Funds.

2017	ANNUAL REPORT	233

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	IVY VIP

At a meeting of the Board of Trustees (the “Board”) of Ivy Variable Insurance Portfolios (the “Trust”) held on August 15 and 16, 2017, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreements (collectively, the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, and the continuance of the Investment Subadvisory Agreements between IICO and Advantus Capital Management, Inc. (the “Subadviser) for Ivy VIP Advantus Real Estate Securities, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility.

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO and the Subadviser. Independent legal counsel explained the factors that the Board should consider as part of its review of the various agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadviser, profitability (including any fall-out benefits) from the relationships with each series of the Trust (each a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and the Subadviser in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”), an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2017. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 15th and 16th Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and the Subadviser, taking into account the large amount of materials produced by IICO and the Subadviser in response to the 15(c) due diligence requests submitted by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the overall performance of the Funds, IICO’s investment risk management function, and the proposed and on-going changes IICO has been considering for itself, the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities (both taken and proposed) in light of the Funds’ performance and expense structure, as well as the proposed overall rationalization of the fund complex, which is designed to provide economies of scale to the Funds’ shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and the Subadviser, as well as the other services provided to the Funds by IICO and the Subadviser (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and the Subadviser, noting the resources that each has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and the Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with Funds

The Board next discussed whether IICO or the Subadviser derive any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency/shareholder servicing fees that Waddell & Reed Services Company, an affiliate of IICO, provides the Funds. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by

234	ANNUAL REPORT	2017

affiliates of IICO, including distribution, administrative and fund accounting services, and, as discussed above, shareholder servicing. After full consideration of these and other factors, the Board concluded that none of IICO, the Subadviser nor any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or the Investment Subadvisory Agreement with the Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the significant number of initiatives that IICO is undertaking to seek to rationalize the fund complex, reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective Lipper index, the Board recognized that IICO, or the Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation arrangements entered into by IICO in light of the services provided by IICO and the Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Funds. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2017, approximately 9% of the funds within the Waddell & Reed Fund Complex (including the Funds) were in the top quartile of performance and 33% of such funds were in the top two quartiles of performance, and that short-term performance of such funds were showing signs of improvement. Specifically, the report noted that 42% of the funds were in the top two quartiles in the one-year period, and that 32% of all such funds had improving performance in their one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure.

2017	ANNUAL REPORT	235

The report further indicated that total expenses of the Funds, on average, were 2% over the average total expenses of their respective Broadridge Expense Group peers and 3% below the average total expenses for their Broadridge Expense Universes. The management fees for the funds were 1% over the average management fees of their respective Broadridge Expense Group peers and 3% over the average management fees for their Broadridge Expense Universes.

The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow through management fee breakpoints, decline in transfer agency expenses, decline in custody contract rates and declines in other non-management expenses.

The report also noted that the overall profitability of IICO’s parent is near the median of most similarly-sized, publicly-traded peers, but appears adequate to enable IICO to continue to provide quality support to the funds and their shareholders. Finally, the report noted that IICO has continued to invest time in board mergers and fund mergers, which could help drive down expenses for shareholders.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated subadvisers, and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds are generally similar.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Management Agreement.

236	ANNUAL REPORT	2017

ANNUAL PRIVACY NOTICE	IVY VIP

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

2017	ANNUAL REPORT	237

PROXY VOTING INFORMATION	IVY VIP

Proxy Voting Guidelines

A description of the policies and procedures Ivy Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

238	ANNUAL REPORT	2017

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY VIP

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

2017	ANNUAL REPORT	239

Important Notice Regarding Change in Investment Policy for Ivy VIP Bond

The Board of Trustees of the Ivy Variable Insurance Portfolios approved changes to the name, principal investment strategy and a non-fundamental investment restriction of Ivy VIP Bond (the “Portfolio”). Such changes will become effective on April 30, 2018 (the “Effective Date”).

As of the Effective Date, the following will occur:

1)	Name Change. The Portfolio’s name will change, as set forth below:

Current Name	New Name

Ivy VIP Bond	Ivy VIP Corporate Bond

2)	Principal Investment Strategy Change. Currently, the Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). Such bonds include corporate debt securities, mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and other asset-backed securities.

On the Effective Date, the Portfolio’s principal investment strategy will change, with the Portfolio focusing on investments specifically in corporate bonds, rather than in bonds generally. The Portfolio will seek to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in corporate bonds. For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year.

3)	Non-Fundamental Investment Restriction Change. In connection with the Portfolio’s amended investment strategy, on the Effective Date, the Portfolio’s non-fundamental investment restriction pertaining to “names rule” investments also will change, from investments in bonds to investments in corporate bonds, as follows:

Current “Names Rule” Non-Fundamental Investment Restriction	New “Names Rule” Non-Fundamental Investment Restriction

1.  “Name Rule” investments:

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in bonds. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

1.  “Name Rule” investments:

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in corporate bonds. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

240	ANNUAL REPORT	2017

Important Notice Regarding Change in Investment Policy for Ivy VIP Dividend Opportunities

The Board of Trustees of the Ivy Variable Insurance Portfolios recently approved changes to the name, investment objective, principal investment strategy and a non-fundamental investment restriction of Ivy VIP Dividend Opportunities (the “Portfolio”). Such changes will become effective on April 30, 2018 (the “Effective Date”).

As of the Effective Date, the following will occur:

1)	Name Change. The Portfolio’s name will change, as set forth below:

Current Name	New Name

Ivy VIP Dividend Opportunities	Ivy VIP Global Equity Income

2)	Investment Objective Change. The Portfolio’s investment objective will change, as set forth below:

Current Investment Objective	New Investment Objective

To seek to provide total return.	To seek to provide total return through a combination of current income and capital appreciation.

3)	Principal Investment Strategy Change. Currently, the Portfolio seeks to invest primarily in large-capitalization companies, that often are market leaders in their industry, with established operating records that Ivy Investment Management Company (“IICO”), the Portfolio’s investment manager, believes may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. On the Effective Date, the Portfolio will seek to invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world. Specifically, the Portfolio’s investment strategy as of the Effective Date will be as follows:

The Portfolio will invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Portfolio focuses on companies that IICO believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. For this purpose, such equity securities consist primarily of dividend-paying common stocks across the globe. In an attempt to enhance return, the Portfolio also may invest, to a lesser extent, in companies not currently paying dividends to shareholders or companies with an unsustainably high dividend. The Portfolio may invest in U.S. and non-U.S. issuers and may invest up to 100% of its total assets in foreign securities. Although the Portfolio will invest primarily in large-capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size.

Under normal circumstances, the Portfolio will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers.

In selecting securities for the Portfolio, IICO combines a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis, sector and industry dynamics, and individual stock selection. As part of its investment process, IICO seeks to identify investment themes, then seeks to determine the most appropriate sectors and geographies to benefit from its top-down analysis and generally seeks to find what it believes are reasonably-valued, dividend-paying companies with growth prospects, a sound balance sheet and steady cash flow generation. IICO also considers several other factors, which typically include a company’s history of fundamentals; management proficiency; competitive environment; and relative valuation.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

2017	ANNUAL REPORT	241

Important Notice Regarding Change in Investment Policy for Ivy VIP Dividend Opportunities

The Portfolio may use forward foreign currency contracts to manage the Portfolio’s exposure to various foreign currencies and the U.S. dollar.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

4)	Non-Fundamental Investment Restriction Change. In connection with the Portfolio’s amended investment strategy, on the Effective Date, the Portfolio’s non-fundamental investment restriction pertaining to “names rule” investments also will change, from investments in dividend-paying equity securities to investments in equity securities, as follows:

Current “Names Rule” Non-Fundamental Investment Restriction	New “Names Rule” Non-Fundamental Investment Restriction

1.  “Name Rule” investments:

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in dividend-paying equity securities. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

1.  “Name Rule” investments:

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

242	ANNUAL REPORT	2017

THE IVY VARIABLE INSURANCE PORTFOLIOS FAMILY

Global/International Portfolios

Global Growth

International Core Equity

Domestic Equity Portfolios

Core Equity

Dividend Opportunities

Growth

Micro Cap Growth

Mid Cap Growth

Small Cap Core1

1(formerly known as Small Cap Value)

Small Cap Growth

Value

Fixed Income Portfolios

Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolio

Government Money Market

Specialty Portfolios

Advantus Real Estate Securities1

1(formerly known as Real Estate Securities)

Asset Strategy

Balanced

Energy

Natural Resources2

2(formerly known as Global Natural Resources)

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Pathfinder Moderate – Managed Volatility

Pathfinder Moderately Aggressive – Managed Volatility

Pathfinder Moderately Conservative – Managed Volatility

Science and Technology

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2017	ANNUAL REPORT	243

ANN-IVYVIP (12/17)

ITEM 2. CODE OF ETHICS

(a)	As of December 31, 2017, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Edward M. Tighe, Jarold W. Boettcher and James D. Gressett are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its audit committee. Messrs. Tighe, Boettcher and Gressett are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2016	$384,200
2017	381,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2016	$0
2017	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2016	$193,463
2017	144,820

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2016	$30,524
2017	19,386

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$223,987 and $164,206 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $152,450 and $122,000 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY VARIABLE INSURANCE PORTFOLIOS

(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, Principal Executive Officer

Date:	March 9, 2018

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 9, 2018